UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04782

HSBC FUNDS
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
4400 EASTON COMMONS, SUITE 200
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Semi-Annual Report
April 30, 2018

						Intermediary	Intermediary
MONEY MARKET FUNDS	Class A	Class C	Class D	Class E	Class I	Class	Service Class	Class Y
HSBC U.S. Government Money Market Fund	FTRXX	HUMXX	HGDXX	HGEXX	HGIXX	HGGXX	HGFXX	RGYXX
HSBC U.S. Treasury Money Market Fund	HWAXX	HUCXX	HTDXX	HTEXX	HBIXX	HTGXX	HTFXX	HTYXX

HSBC Family of Funds
Semi-Annual Report - April 30, 2018 (Unaudited)

Glossary of Terms	2
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	6

Schedules of Portfolio Investments

HSBC U.S. Government Money Market Fund	7
HSBC U.S. Treasury Money Market Fund	9
Statements of Assets and Liabilities	10
Statements of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	18
Investment Adviser Contract Approval	27
Table of Shareholder Expenses	30
Additional Information - Results of Special Meeting of Shareholders	32
Other Information	33

Glossary of Terms

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

Lipper U.S. Government Money Market Funds Average is an equally weighted average of mutual funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper U.S. Treasury Money Market Funds Average is an equally weighted average of mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

London Interbank Offered Rate (LIBOR) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market.

MSCI Europe Australasia and Far East (“MSCI EAFE”) Index is an equity index which captures the large- and mid-cap representation across the following developed markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

MSCI Emerging Markets (“MSCI EM”) Index is an index that captures the large- and mid-cap representation across 24 emerging markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Russell 2000® Index is an index that measures the performance of approximately 2,000 small-cap companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the U.S.

Standard & Poor’s 500 (“S&P 500”) Index is an index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2	HSBC FAMILY OF FUNDS

Commentary From the Investment Manager (Unaudited)
HSBC Global Asset Management (USA) Inc.

Global Economic Review

A prolonged period of synchronized global economic expansion continued through the six-month period between November 1, 2017 and April 30, 2018, even as equity markets transitioned into a more volatile phase in early 2018. Economic growth in some major economies showed signs of slowing, but overall the fundamentals of the global economy remained relatively healthy across a broad range of sectors and regions. Robust activity in manufacturing and global trade continued to be primary drivers of global economic expansion.

Equity markets soared during the first few months of the period, prolonging a year of steady gains. Volatility in stocks returned in February with an abrupt correction and subsequent swings up and down. By the end of the period, the S&P 500 Index1 gave back many of its early gains, ending the period slightly higher—but down 7% from its January highs. Most other major market indices in developed markets also ended the period slightly higher after an up and down start to 2018.

The beginning of the period was marked by strong corporate fundamentals, low inflation and supportive monetary policy. In the U.S., regulatory rollbacks, positive earnings growth and passage of business-friendly tax reform legislation stirred optimism among investors, eventually driving stocks to record highs in an intense January rally.

However, developments during the final months of the period led stocks to swing abruptly in the opposite direction. One factor that caused the sharp pullback was increasing concerns over global trade protectionism following President Trump’s announcements of tariffs on imports. Geopolitical uncertainties surrounding North Korea and Iran, softening economic growth in Europe and Japan and regulatory concerns about major technology companies also fueled market volatility and led stocks lower in February and March.

U.S. economic growth picked up slightly during the period. Economic data in the U.S. continued to indicate solid fundamentals. Rising household wealth stimulated strong consumer spending and higher consumer confidence. Business investment showed signs of improving after two years of disappointing growth and strong global growth continued to boost U.S. exports. Data on housing starts and sales showed relatively strong activity despite concerns that rising interest rates could dampen the market.

U.S. gross domestic product (GDP1) grew at a rate of 2.9% in the fourth quarter of 2017. A preliminary estimate puts GDP growth at 2.3% for the first quarter of 2018.

Most economists agreed that the U.S. labor market reached full employment, meaning that nearly all individuals able and willing to work were employed. The unemployment rate dropped to 3.9% during the last month of the period, reaching its lowest level since 2000. Wages trended higher, though the rate of growth remains sluggish.

Tax reform legislation signed into law by President Trump in December may drive U.S. economic growth and boost corporate profits. However, the magnitude of the legislation’s positive impact on economic growth was limited as it was passed in the relatively late stages of the current business cycle. Nevertheless, investors were encouraged by the prospect that lower taxes and access to offshore cash could create opportunities for companies to pursue stock buybacks, pay dividends or engage in mergers and acquisitions.

The eurozone experienced a modest slowdown in economic activity late in the period after strong growth in 2017. This can be attributed in part to political and economic developments, including chaotic general elections in Italy, lingering tensions in Spain over Catalonian independence and Brexit-related uncertainties. Exports and industrial production were also both fairly weak, particularly in Germany. Labor markets in the eurozone continued to improve, with unemployment hitting a 10-year low during the last month of the period under review.

The Japanese economy experienced its first quarter of slowing economic growth in two years. The contraction was largely attributed to lower private consumption and weak export demand. Economic data also suggested a slowdown of industrial activity in the first quarter of 2018. Inflation rose steadily in Japan during the period under review and the labor market looked healthier than it has since the 1990s.

The Chinese economy continued to grow at a steady rate, consistent with its pace over the previous year. Consumption played a primary role in driving growth, with online retails sales booming. Strong output from the Chinese technology sector also helped drive growth. The U.S. announcement of tariffs on Chinese imports raised the prospect of a trade war between the two highly-interconnected economic superpowers. The immediate impact of the tariffs was fairly muted, however.

Economic growth in emerging markets sustained its momentum throughout the period. Brazil’s economy emerged from recession as its policymakers launched an ambitious reform agenda. Economic data suggested the fundamentals of Mexico’s economy were healthy.

The U.S. Federal Reserve (the Fed) raised its federal funds rate twice during the six-month period, motivated in large part by rising inflation. The Fed signaled its moves well in advance, so the increases in December 2017 and March 2018 were anticipated.

Market review

U.S. equities experienced high volatility during the six-month period under review, but ultimately ended slightly higher. More than a year of steady gains ended with a sell-off in February that was followed by months of uneven performance.

The S&P 500 Index of large company stocks ended the period 2.66% higher. The Russell 2000® Index1 of small company stocks climbed 3.29%.

U.S. stocks generally outperformed international markets during the period. The MSCI EM Index1 ended the period up 3.14%. The MSCI EAFE Index1 of developed market international stocks gained 1.70% for the period.

Steady economic growth and tightening monetary policy kept pressure on the fixed income market. The Bloomberg Barclays U.S. Aggregate Bond Index1 total return, which tracks the broad investment-grade fixed income market, posted a 1.87% loss. Meanwhile, yields on U.S. government securities rose and the yield curve flattened. The gap between short- and long-term Treasury yields was narrower than it had been in more than a decade, and 10-year Treasuries hit their highest level in four years.

1	For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS	3

Portfolio Reviews (Unaudited)

HSBC U.S. Government Money Market Fund
(Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares,
Intermediary Class, Intermediary Service Class and Class Y Shares)
by John Chiodi
Senior Portfolio Manager

Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC U.S. Government Money Market Fund.[1]

Investment Concerns

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Yields on U.S. government money market securities rose during the six-month period ended April 30, 2018, as the Fed decided to raise short-term interest rates in December 2017 and again in March 2018. Both rate hikes were anticipated as the Fed has been transparent and signaled moves ahead of time.

The Fund was well-positioned for this environment by maintaining a shorter-than-usual weighted average maturity in anticipation of both rate increases. The Fund also benefited from its exposure to floating rate notes, which performed well immediately after both instances when the Fed raised the target range. However, modest outflows after the March rate hike slightly lowered the Fund’s relative performance.†

The reporting period was marked by a large increase in issuance levels. Following the December rate increase, the Fund pivoted from shorter to longer maturity in anticipation of the Treasury’s regular year-end challenges when dealing with limited supply. This annual shortage was compounded in the final weeks of 2017 by the government’s debate over extending the debt ceiling. In the absence of budget allocations for Treasuries, the government reduced new debt issuance further, lowering supply to a minimum. However, supply returned in force in early 2018 after the debt ceiling debate was settled and the Tax Cuts & Jobs Act went into effect. The Treasury was compelled to issue about $300 billion in new securities between February and March 2018 with the new tax bill expected to increase the U.S. budget deficit. This issuance generated an influx of supply that caused yields on Treasury bills to rival those of some credit segments.

Although the previous reporting period saw a large migration of investors to government debt, the transition was mostly over by fall 2017 and did not materially affect the Fund’s performance during the six-month period under review.

†     Portfolio composition is subject to change.

				Average Annual				Expense
Fund Performance				Total Return (%)			Yield (%)[2]	Ratio (%)[3]
	Inception	Six	1	5	10	Since	7-Day
As of April 30, 2018	Date	Months*	Year	Year	Year	Inception	Average	Gross	Net
Class A	5/3/90	0.39	0.58	0.13	0.16	2.48	1.09	0.66	0.66
Class C4	11/20/06	—	—	—	—	1.39	—	1.26	1.26
Class D	4/1/99	0.46	0.73	0.17	0.19	1.55	1.24	0.51	0.51
Class E5	7/12/16	—	—	—	—	0.34	—	0.26	0.25
Class I6	12/24/03	0.64	1.09	0.32	0.31	0.99	1.60	0.16	0.16
Intermediary Class	7/12/16	0.62	1.04	—	—	0.75	1.56	0.31	0.18
Intermediary Service Class	7/12/16	0.61	1.02	—	—	0.73	1.54	0.36	0.20
Class Y	7/1/96	0.58	0.98	0.27	0.26	2.13	1.49	0.26	0.26
Lipper U.S. Government
Money Market Funds Average[7]	—	0.37	0.55	0.12	0.18	2.54 [8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2019 for the Class E Shares, Intermediary Class Shares and Intermediary Service Class Shares.

*	Aggregate total return.
1

The “Aaa-mf” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).

2

The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been 1.06%, 1.21%, 1.56%, 1.41%, 1.36% and 1.46% for Class A Shares, Class D Shares, Class I Shares, Intermediary Class, Intermediary Service Class and Class Y Shares, respectively.

3

Reflects the expense ratio as reported in the prospectus dated February 28, 2018. HSBC Global Asset Management (USA) Inc, the Adviser, has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 0.25%, 0.18% and 0.20% for Class E Shares, Intermediary Class Shares and Intermediary Service Class Shares, respectively. The expense limitation shall be in effect until March 1, 2019. Additional information pertaining to the April 30, 2018 expense ratios can be found in the financial highlights.

4

Reflects the applicable contingent deferred sales charge, maximum of 1.00%, for returns presented. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 346, 362 and 351 days during the years ended October 31, 2006, 2009 and 2010, respectively. The Class was not operational during the entire six-months ended April 30, 2018 and the entire fiscal years ended October 31, 2007, 2008, 2011, 2012, 2013, 2014, 2015, 2016 and 2017. No returns are presented for the one-year, five-year and 10-year periods with non-continuous operations.

5

Class E Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 112 and 283 days during the years ended October 31, 2016 and 2017, respectively. The Class was not operational during the entire six-months ended April 30, 2018. No returns are presented for the one-year period with non-continuous operations.

6

Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 10, 89, 136 and 357 days during the years ended October 31, 2004, 2005, 2006 and 2007, respectively. The Class was operational during the entire six-months ended April 30, 2018 and the entire fiscal years ended October 31, 2008 through 2017.

7	For additional information, please refer to the Glossary of Terms.
8	Return for the period April 30, 1990 to April 30, 2018.

4	HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC U.S. Treasury Money Market Fund
(Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares, Intermediary Class,
Intermediary Service Class and Class Y Shares)
by John Chiodi
Senior Portfolio Manager
Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC U.S. Treasury Money Market Fund.[1]

Investment Concerns

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

The Fed raised the target range for its federal funds rate, a short-term interest rate that significantly influences Treasury bill yields, in December 2017 and in March 2018. As a result, Treasury bill yields increased during the reporting period ended April 30, 2018. Both rate hikes were anticipated as the Fed has been transparent and signaled moves ahead of time.

The Fund was well-positioned for this environment by maintaining a shorter-than-usual weighted average maturity in anticipation of both rate increases. Where rate hikes were already priced in, the Fund was able to lengthen maturity levels accordingly. The Fund also benefited from exposure to floating rate notes, which performed well immediately after the both instances when the Fed raised the target range. However, modest outflows after the December rate hike slightly lowered the Fund’s relative performance.†

The period was marked by a large increase in issuance levels. Typically, as was the case at the end of 2017, demand for Treasuries from institutional investors increases at the end of the year when the government restricts supply. This annual shortage was compounded in the final weeks of 2017 by the government’s debate over extending the debt ceiling. In the absence of budget allocations for Treasuries, the government further reduced new debt issuance, lowering supply to a minimum. However, supply returned in force in early 2018 after the debt ceiling debate was settled and the Tax Cuts & Jobs Act went into effect. The Treasury was compelled to issue about $300 billion in new securities between February and March 2018 with the new tax bill expected to increase the U.S. budget deficit. This issuance generated an influx of supply that caused yields on Treasury bills to rival those of some credit segments.

Although the previous reporting period saw a large migration of investors to government debt, the transition was mostly over by fall 2017 and did not materially affect the Fund’s performance during the six-month period under review.

†	Portfolio composition is subject to change.

				Average Annual				Expense
Fund Performance				Total Return (%)			Yield (%)[2]	Ratio (%)[3]
	Inception	Six	1	5	10	Since	7-Day
As of April 30, 2018	Date	Months*	Year	Year	Year	Inception	Average	Gross	Net
Class A4	5/24/01	—	—	—	—	1.08	—	0.68	0.68
Class C5	12/24/03	—	—	—	—	0.04	—	1.28	1.28
Class D	5/14/01	0.44	0.68	0.15	0.13	0.94	1.21	0.53	0.53
Class E6	7/12/16	—	—	—	—	0.37	—	0.28	0.25
Class I7	12/30/03	0.62	1.04	0.28	0.22	1.08	1.57	0.18	0.18
Intermediary Class	7/12/16	0.59	0.84	—	—	0.63	1.55	0.33	0.18
Intermediary Service Class	7/12/16	0.60	0.99	—	—	0.71	1.53	0.38	0.20
Class Y	5/11/01	0.57	0.93	0.23	0.18	1.08	1.46	0.28	0.28
Lipper U.S. Treasury
Money Market Funds Average[8]	—	0.38	0.59	0.13	0.12	0.99 [9]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2019 for the Class E Shares, Intermediary Class Shares and Intermediary Service Class Shares.

*	Aggregate total return.
1

The “Aaa-mf” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1).The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).

2

The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. Without the voluntary fee waivers/expense reimbursements, the yields would have been 1.18%, 1.53%, 1.38%, 1.33% and 1.43% for Class D Shares, Class I Shares, Intermediary Class, Intermediary Service Class and Class Y Shares, respectively.

3

Reflects the expense ratio as reported in the prospectus dated February 28, 2018. HSBC Global Asset Management (USA) Inc, the Adviser, has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 0.25%, 0.18% and 0.20% for Class E Shares, Intermediary Class Shares and Intermediary Service Class Shares, respectively. The expense limitation shall be in effect until March 1, 2019. Additional information pertaining to the April 30, 2018 expense ratios can be found in the financial highlights.

4

Class A Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 201 days during the year ended October 31, 2014 and the entire fiscal years ended October 31, 2001 through 2013.The Class was not operational during the entire six-months ended April 30, 2018 and the entire fiscal years ended October 31, 2015 through 2017. No returns are presented for the one-year, five-year and 10-year periods with non-continuous operations.

5

Reflects the applicable contingent deferred sales charge, maximum of 1.00%, for returns presented. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 26 and 351 days during the years ended October 31, 2008 and 2010, respectively. The Class was operational during the entire fiscal years ended October 31, 2005, 2006, 2007 and 2009. The Class was not operational during the entire six-months ended April 30, 2018 and the entire years ended October 31, 2011 through 2017. No returns are presented for the one-year, five-year and 10-year periods with non-continuous operations.

6

Class E Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 112 and 283 days during the fiscal years ended October 31, 2016 and 2017, respectively. The Class was not operational during the entire six-months ended April 30, 2018. No returns are presented for the one-year period with non-continuous operations.

7

Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 13 and 280 days during the years ended October 31, 2004 and 2005, respectively. The Class was operational during the entire six-month ended April 30, 2018 and the entire fiscal years ended October 31, 2006 through 2017.

8	For additional information, please refer to the Glossary of Terms.
9	Return for the period April 30, 2001 to April 30, 2018.

HSBC FAMILY OF FUNDS 5

Portfolio Reviews
Portfolio Composition*
April 30, 2018 (Unaudited)

HSBC U.S. Government Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)†
Repurchase Agreements	46.5
U.S. Government and
Government Agency
Obligations	44.0
U.S. Treasury Obligations	9.5
Total	100.0

HSBC U.S. Treasury Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
U.S. Treasury Obligations	100.0
Total	100.0
____________________

*	Portfolio composition is subject to change.
†	Excludes any instruments used for cash management.

6 HSBC FAMILY OF FUNDS

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited)

U.S. Government and Government Agency
Obligations – 41.8%

	Principal	Amortized
	Amount ($)	Cost ($)
Federal Farm Credit Bank – 12.2%
1.02%, 11/02/2018	21,660,000	21,597,566
1.51%, 08/10/2018(a)	25,000,000	24,893,389
1.59%, 09/25/2018(a)	100,000,000	99,350,750
1.59%, 09/26/2018(a)	25,000,000	24,836,583
1.62%, 10/24/2018(a)	43,000,000	42,659,440
1.64%, 08/20/2018(a)	50,000,000	49,745,625
1.67% (FCPR DLY - 308 bps),
03/11/2019(b)	150,000,000	149,993,565
1.68%, 10/10/2018(a)	100,000,000	99,244,000
1.71% (FEDL01 + 1 bps),
04/24/2019(b)	75,000,000	74,992,615
1.73%, 10/31/2018(a)	190,000,000	188,338,768
1.73% (FEDL01 + 3 bps),
04/25/2019(b)	100,000,000	100,000,000
1.75% (FEDL01 + 5 bps),
11/01/2018(b)	50,000,000	49,998,731
1.80%, 12/10/2018(a)	60,000,000	59,334,717
1.90% (US0001M + 2 bps),
10/03/2018(b)	175,000,000	175,000,000
		1,159,985,749
Federal Home Loan Bank – 29.3%
1.45%, 06/15/2018(a)	153,841,000	153,556,587
1.63%, 08/08/2018(a)	150,000,000	149,323,500
1.64%, 07/05/2018(a)	50,000,000	49,849,688
1.70%, 07/03/2018(a)	150,000,000	149,548,500
1.75% (US0001M - 15 bps),
10/24/2018(b)	150,000,000	150,000,000
1.75% (US0001M - 15 bps),
10/23/2018(b)	100,000,000	100,000,000
1.75% (US0001M - 15 bps),
08/15/2018(b)	75,000,000	75,000,000
1.76% (US0001M - 14 bps),
05/09/2018(b)	100,000,000	100,000,000
1.76% (US0001M - 14 bps),
10/16/2018(b)	125,000,000	125,000,000
1.77% (US0001M - 13 bps),
11/09/2018(b)	100,000,000	100,000,000
1.77% (US0001M - 12 bps),
08/01/2018(b)	100,000,000	100,000,000
1.77% (US0001M - 13 bps),
08/21/2018(b)	100,000,000	100,000,000
1.77%, 06/20/2018(a)	50,000,000	49,875,000
1.77% (US0001M - 13 bps),
09/17/2018(b)	100,000,000	100,000,000
1.78% (US0001M - 12 bps),
04/12/2019(b)	150,000,000	150,000,000
1.78% (US0001M - 12 bps),
10/10/2018(b)	140,000,000	140,000,000
1.78% (US0001M - 12 bps),
04/26/2019(b)	100,000,000	100,000,000
1.78% (US0001M - 12 bps),
04/26/2019(b)	100,000,000	100,000,000
1.79% (US0001M - 9 bps),
04/05/2019(b)	75,000,000	75,000,000
1.80% (US0001M - 10 bps),
04/18/2019(b)	150,000,000	150,000,000
1.80%, 07/25/2018(a)	150,000,000	149,358,958
1.82% (US0001M - 8 bps),
07/09/2019(b)	100,000,000	100,000,000
1.82% (US0001M - 8 bps),
12/21/2018(b)	100,000,000	100,000,000
1.83% (US0001M - 7 bps),
02/25/2019(b)	100,000,000	100,000,000
1.91%, 09/19/2018(a)	75,000,000	74,440,406
1.93% (US0001M - 4 bps),
05/25/2018(b)	75,000,000	75,000,000
		2,815,952,639
Federal Home Loan Mortgage Corp. – 0.3%
1.55%, 09/14/2018(a)	29,459,000	29,286,501
TOTAL U.S. GOVERNMENT
AND GOVERNMENT
AGENCY OBLIGATIONS
(Cost $4,005,224,889)		4,005,224,889

U.S. Treasury Obligations – 9.1%

U.S. Treasury Bills – 6.3%
1.36%, 05/24/2018(a)	100,000,000	99,909,533
1.38%, 05/10/2018(a)	110,000,000	109,963,728
1.60%, 07/26/2018(a)	50,000,000	49,807,694
1.74%, 07/19/2018(a)	125,000,000	124,517,222
1.89%, 10/11/2018(a)	225,000,000	223,144,744
		607,342,921
U.S. Treasury Notes – 2.8%
1.00%, 09/15/2018	125,000,000	124,722,794
1.38%, 09/30/2018	50,000,000	49,954,056
1.90% (USBMMY3M + 6 bps),
07/31/2019(b)	35,000,000	35,040,614
2.38%, 06/30/2018	50,000,000	50,074,274
		259,791,738
TOTAL U.S. TREASURY
OBLIGATIONS
(Cost $867,134,659)		867,134,659

Investment Companies – 4.9%

	Shares	Value ($)
BlackRock Liquidity
Funds Fedfund Portfolio,
Institutional Shares, 1.59%(c)	1,126,499	1,126,499
Dreyfus Government
Cash Management,
Institutional Shares, 1.59%(c)	142,102,786	142,102,786
Federated Government
Obligations Fund,
Institutional Shares, 1.56%(c)	329,094,211	329,094,211
TOTAL INVESTMENT
COMPANIES
(Cost $472,323,496)		472,323,496

See notes to financial statements.	HSBC FAMILY OF FUNDS 7

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Repurchase Agreements – 44.2%

	Principal
	Amount ($)	Value ($)
BNP Paribas, 1.73%, 5/1/18,
Purchased on 4/30/18, with
maturity value of $100,004,806,
collateralized by various U.S.
Government and Government
Agency Obligations, 2.14%-
7.00%, 1/1/30-5/1/56, fair value
$102,000,000	100,000,000	100,000,000
BNP Paribas, 1.71%, 5/1/18,
Purchased on 4/30/18,
with maturity value of
$1,175,055,813, collateralized
by U.S. Treasury Obligations,
0.00%-8.00%, 5/15/18-8/15/46,
fair value $1,198,500,000	1,175,000,000	1,175,000,000
Citigroup Global Markets,
1.72%, 5/1/18, Purchased on
4/30/18, with maturity value
of $100,004,778, collateralized
by various U.S. Government
and Government Agency
Obligations, 0.00%-5.50%,
5/31/18-1/1/48, fair value
$102,000,000	100,000,000	100,000,000
Credit Agricole Cib NY, 1.69%,
5/1/18, Purchased on 4/30/18,
with maturity value of
$1,000,046,944, collateralized
by U.S. Treasury Obligations,
1.38%-1.88%, 1/31/20-4/30/22,
fair value $1,020,000,006	1,000,000,000	1,000,000,000
Deutsche Bank Securities, Inc.,
1.73%, 5/1/18, Purchased on
4/30/18, with maturity value of
$200,009,611, collateralized by
various U.S. Government and
Government Agency Obligations,
0.00%-6.63%, 6/6/18-3/15/31,
fair value $204,000,276	200,000,000	200,000,000
Goldman Sachs & Co., 1.71%,
5/1/18, Purchased on 4/30/18,
with maturity value of
$100,004,750, collateralized
by various U.S. Government
and Government Agency
Obligations, 2.50%- 6.50%,
9/1/25-1/1/48, fair value
$102,000,000	100,000,000	100,000,000
Goldman Sachs & Co., 1.66%,
5/2/18, Purchased on 4/25/18,
with maturity value of
$150,048,417, collateralized by
various U.S. Government and
Government Agency Obligations,
2.50%-6.00%, 6/1/25-2/1/48, fair
value $153,000,000	150,000,000	150,000,000
Merrill Lynch Pierce Fenner &
Smith, Inc., 1.71%, 5/1/18,
Purchased on 4/30/18, with
maturity value of $100,004,750,
collateralized by U.S. Treasury
Obligations, 1.50%-3.75%,
12/31/19-8/15/45, fair value
$102,000,069	100,000,000	100,000,000
Royal Bank of Canada, 1.67%,
5/1/18, Purchased on 4/30/18,
with maturity value of
$100,004,639, collateralized
by U.S. Treasury Obligations,
0.00%-9.00%, 5/15/18-11/15/47,
fair value $102,000,051	100,000,000	100,000,000
RBS Securities, Inc., 1.70%,
5/1/18, Purchased on 4/30/18,
with maturity value of
$500,023,611, collateralized
by U.S. Treasury Obligations,
0.25%-0.38%, 7/15/23-1/15/27,
fair value $510,004,320	500,000,000	500,000,000
Societe' Generale, 1.74%, 5/1/18,
Purchased on 4/30/18, with
maturity value of $400,019,333,
collateralized by various U.S.
Government and Government
Agency Obligations, 0.00%-
5.57%, 8/24/18-1/1/48, fair
value $408,000,032	400,000,000	400,000,000
Toronto Dominion Bank NY,
1.72%, 5/1/18, Purchased on
4/30/18, with maturity value of
$300,014,333, collateralized
by U.S. Treasury Obligations,
0.75%-2.75%, 8/31/18-11/30/24,
fair value $306,000,039	300,000,000	300,000,000
TOTAL REPURCHASE
AGREEMENTS
(Cost $4,225,000,000)		4,225,000,000
TOTAL INVESTMENTS
IN SECURITIES (Cost
$9,569,683,044) – 100.0%		9,569,683,044
Other Assets
(Liabilities) – 0.0%		(2,278,777)
NET ASSETS – 100%		$9,567,404,267
____________________

(a)	Discount note. Rate presented represents the effective yield at time of purchase.
(b)

Floating or variable rate security. The rate presented represents the rate in effect on April 30, 2018. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

(c)	The rate represents the annualized one day yield that was in effect on April 30, 2018.
bps – Basis Points
FCPR DLY – Federal Reserve Bank Prime Rate Loan US
FEDL01 – Effective Federal Funds Rate
USBMMY3M – 3 Month Treasury Bill Rate
US0001M – 1 Month US Dollar LIBOR

8 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. TREASURY MONEY MARKET FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited)

U.S. Treasury Obligations – 101.1%

	Principal	Amortized
	Amount ($)	Cost ($)
U.S. Treasury Bills – 63.5%
1.06%, 05/03/2018(a)	409,000,000	408,963,951
1.36%, 05/24/2018(a)	25,000,000	24,977,383
1.38%, 05/10/2018(a)	300,000,000	299,884,816
1.49%, 06/14/2018(a)	109,000,000	108,798,016
1.54%, 05/17/2018(a)	225,000,000	224,836,985
1.55%, 07/05/2018(a)	40,000,000	39,886,738
1.60%, 07/26/2018(a)	50,000,000	49,807,695
1.70%, 07/12/2018(a)	50,000,000	49,828,300
1.74%, 07/19/2018(a)	41,000,000	40,841,649
1.78%, 08/02/2018(a)	25,000,000	24,884,038
1.89%, 10/11/2018(a)	75,000,000	74,358,471
		1,347,068,042
U.S. Treasury Notes – 37.6%
0.88%, 10/15/2018	50,000,000	49,754,830
1.00%, 05/31/2018	50,000,000	49,971,863
1.00%, 09/15/2018	75,000,000	74,823,721
1.89% (USBMMY3M + 5 bps), 10/31/2019(b)	48,000,000	48,036,580
1.90% (USBMMY3M + 6 bps), 07/31/2019(b)	145,000,000	145,096,326
1.91% (USBMMY3M + 7 bps), 04/30/2019(b)	50,000,000	50,064,688
1.98% (USBMMY3M + 14 bps), 01/31/2019(b)	100,000,000	100,137,579
2.01% (USBMMY3M + 17 bps), 10/31/2018(b)	75,000,000	75,081,682
2.01% (USBMMY3M + 17 bps), 07/31/2018(b)	100,000,000	100,047,881
2.38%, 05/31/2018	50,000,000	50,028,138
3.88%, 05/15/2018	50,000,000	50,042,644
		793,085,932
TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,140,153,974)		2,140,153,974
TOTAL INVESTMENTS IN SECURITIES (Cost $2,140,153,974) – 101.1%		2,140,153,974
Other Assets (Liabilities) – (1.1)%		(24,097,699)
NET ASSETS – 100%		$2,116,056,275
____________________

(a)	Discount note. Rate presented represents the effective yield at time of purchase.
(b)

Floating or variable rate security. The rate presented represents the rate in effect on April 30, 2018. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

bps – Basis Points
USBMMY3M – 3 Month Treasury Bill Rate

See notes to financial statements.	HSBC FAMILY OF FUNDS 9

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2018 (Unaudited)

	HSBC U.S. Government Money Market Fund	HSBC U.S. Treasury Money Market Fund
Assets:
Investments in securities, at value	$5,344,683,044	$2,140,153,974
Repurchase agreements, at value	4,225,000,000	—
Cash	1,464,069	382,908
Interest receivable	3,773,145	1,741,486
Prepaid expenses and other assets	144,181	48,709
Total Assets	9,575,064,439	2,142,327,077

Liabilities:
Distributions payable	5,869,423	827,183
Payable for investments purchased	—	24,884,038
Accrued expenses and other liabilities:
Investment Management	789,783	238,180
Administration	331,663	70,496
Shareholder Servicing	346,466	43,018
Accounting	9,691	8,795
Custodian fees	34,049	15,830
Transfer Agent	5,425	6,067
Trustee	1,839	2,695
Other	271,833	174,500
Total Liabilities	7,660,172	26,270,802
Net Assets	$9,567,404,267	$2,116,056,275

Composition of Net Assets:
Capital	9,567,456,917	2,116,081,080
Accumulated net investment income/(distributions in excess of net investment income)	18,425	3,586
Accumulated net realized gains/(losses) from investments	(71,075)	(28,391)
Net Assets	$9,567,404,267	$2,116,056,275

Net Assets:
Class A Shares	$2,314,130	$—
Class D Shares	1,577,878,298	191,504,629
Class I Shares	6,019,886,374	714,115,508
Intermediary Class Shares	179,288,739	130,376,208
Intermediary Service Class Shares	139,256,053	52,808,988
Class Y Shares	1,648,780,673	1,027,250,942
	$9,567,404,267	$2,116,056,275

Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	2,314,123	—
Class D Shares	1,577,688,915	191,541,028
Class I Shares	6,020,086,430	714,124,043
Intermediary Class Shares	179,290,733	130,377,814
Intermediary Service Class Shares	139,259,133	52,810,438
Class Y Shares	1,648,833,930	1,027,232,724

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$1.00	$—
Class D Shares	$1.00	$1.00
Class I Shares	$1.00	$1.00
Intermediary Class Shares	$1.00	$1.00
Intermediary Service Class Shares	$1.00	$1.00
Class Y Shares	$1.00	$1.00
Investment in securities, at cost	$5,344,683,044	$2,140,153,974
Repurchase Agreements, at cost	$4,225,000,000	—

10	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2018 (Unaudited)

	HSBC U.S. Government Money Market Fund	HSBC U.S. Treasury Money Market Fund
Investment Income:
Interest	$76,687,087	$14,898,877
Dividends	818,989	—
Total Investment Income	77,506,076	14,898,877

Expenses:
Investment Management	5,542,933	1,064,316
Operational Support:
Class A Shares	1,008	—
Class D Shares	813,177	123,017
Intermediary Class Shares	77,018	58,573
Intermediary Service Class Shares	15,927	18,535
Class Y Shares	915,171	564,059
Administration:
Class A Shares	390	—
Class D Shares	314,440	47,580
Class I Shares	1,438,767	116,065
Intermediary Class Shares	29,750	22,615
Intermediary Service Class Shares	6,160	7,162
Class Y Shares	353,884	218,088
Shareholder Servicing:
Class A Shares	4,035	—
Class D Shares	2,032,958	307,545
Intermediary Class Shares	38,510	29,288
Intermediary Service Class Shares	15,927	18,534
Accounting	36,899	31,130
Compliance Services	12,886	12,886
Custodian	606,485	67,430
Printing	205,214	35,968
Professional	119,429	93,147
Transfer Agent	121,955	57,481
Trustee	32,182	31,048
Registration fees	67,981	42,270
Other	441,414	106,324
Total expenses before fee and expense reductions	13,244,500	3,073,061
Fees voluntarily reduced/reimbursed by Investment Adviser	(1,688,530)	(320,373)
Fees contractually reduced/reimbursed by Investment Adviser	(68,379)	(69,540)
Fees voluntarily reduced by Administrator	(372,067)	(30,014)
Fees voluntarily reduced by Shareholder Servicing Agent	(54,437)	(47,822)
Custody earnings credits	(429,008)	(32,322)
Net Expenses	10,632,079	2,572,990

Net Investment Income	66,873,997	12,325,887

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investments in securities	(71,075)	(21,872)
Net realized/unrealized gains (losses) on investments	(71,075)	(21,872)
Change in Net Assets Resulting from Operations	$66,802,922	$12,304,015
____________________

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS	11

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	HSBC U. S. Government Money Market Fund		HSBC U. S. Treasury Money Market Fund
	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017
Investment Activities:
Operations:
Net investment income	$66,873,997	$65,724,470	$12,325,887	$10,022,175
Net realized gains/(losses) from investments	(71,075)	16,147	(21,872)	(6,519)
Change in net assets resulting from operations	66,802,922	65,740,617	12,304,015	10,015,656

Distributions:
Net investment income:
Class A Shares	(7,925)	(4,031)	—	—
Class B Shares*	—	(4)	—	—
Class D Shares	(7,497,147)	(5,633,122)	(1,068,525)	(771,011)
Class E Shares	—	(5)	—	(3)
Class I Shares	(47,481,052)	(46,468,106)	(3,779,952)	(4,077,583)
Intermediary Class Shares	(1,010,706)	(334,084)	(758,816)	(5)
Intermediary Service Class Shares	(211,362)	(149,565)	(235,690)	(108,766)
Class Y Shares	(10,665,698)	(13,117,235)	(6,483,833)	(5,060,292)
Net realized gains:
Class A Shares	(2)	(16)	—	—
Class D Shares	(1,651)	(19,535)	—	(2,175)
Class I Shares	(8,484)	(54,230)	—	(5,252)
Intermediary Class Shares	(207)	(127)	—	—
Intermediary Service Class Shares	(60)	(319)	—	(139)
Class Y Shares	(1,877)	(36,343)	—	(5,686)
Change in net assets from distributions:	(66,886,171)	(65,816,722)	(12,326,816)	(10,030,912)

Change in net assets resulting from capital transactions	(2,412,280,066)	1,435,225,862	(126,162,887)	965,841,130
Change in net assets	(2,412,363,315)	1,435,149,757	(126,185,688)	965,825,874

Net Assets:
Beginning of period	11,979,767,582	10,544,617,825	2,242,241,963	1,276,416,089
End of period	$9,567,404,267	$11,979,767,582	$2,116,056,275	$2,242,241,963
Accumulated net investment income/(distributions in excess of net investment income)	$18,425	$18,318	$3,586	$4,515
____________________

*	Class B Shares were liquidated on June 15, 2017 and are no longer offered.

12	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC U. S. Government Money Market Fund		HSBC U. S. Treasury Money Market Fund
	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (unaudited)	Year Ended October 31, 2017
CAPITAL TRANSACTIONS*:
Class A Shares
Proceeds from shares issued	$686,877	$1,250,433	$—	$—
Dividends reinvested	7,888	4,023	—	—
Value of shares redeemed	(378,929)	(976,253)	—	—
Class A Shares capital transactions	315,836	278,203	—	—

Class B Shares**
Proceeds from shares issued	—	833	—	—
Dividends reinvested	—	4	—	—
Value of shares redeemed	—	(49,611)	—	—
Class B Shares capital transactions	—	(48,774)	—	—

Class D Shares
Proceeds from shares issued	1,897,280,621	3,439,557,773	471,355,908	1,725,188,294
Dividends reinvested	5,236,364	3,741,527	656,772	452,304
Value of shares redeemed	(1,969,848,442)	(3,747,291,178)	(537,567,975)	(1,682,583,070)
Class D Shares capital transactions	(67,331,457)	(303,991,878)	(65,555,295)	43,057,528

Class E Shares
Dividends reinvested	—	5	—	3
Value of shares redeemed	—	(2,007)	—	(1,004)
Class E Shares capital transactions	—	(2,002)	—	(1,001)

Class I Shares
Proceeds from shares issued	64,192,252,317	129,309,701,797	4,001,118,104	8,144,761,629
Dividends reinvested	18,084,066	17,104,301	1,373,588	1,676,610
Value of shares redeemed	(66,043,850,754)	(126,160,507,607)	(4,150,313,548)	(7,630,922,394)
Class I Shares capital transactions	(1,833,514,371)	3,166,298,491	(147,821,856)	515,515,845

Intermediary Class Shares
Proceeds from shares issued	656,154,863	406,593,674	175,433,868	11
Dividends reinvested	115,285	61,962	6	4
Value of shares redeemed	(496,674,459)	(397,082,021)	(45,057,065)	(11)
Intermediary Class Shares capital transactions	159,595,689	9,573,615	130,376,809	4

Intermediary Service Class Shares
Proceeds from shares issued	820,258,869	1,407,115,250	38,321,270	29,200,010
Dividends reinvested	167,093	139,084	136,198	108,710
Value of shares redeemed	(738,212,060)	(1,355,215,341)	(7,662,669)	(25,401,015)
Intermediary Service Class Shares capital transactions	82,213,902	52,038,993	30,794,799	3,907,705

Class Y Shares
Proceeds from shares issued	5,482,017,593	13,932,449,680	1,102,318,705	2,041,622,527
Dividends reinvested	9,587,950	12,442,356	6,339,437	4,982,199
Value of shares redeemed	(6,245,165,208)	(15,433,812,822)	(1,182,615,486)	(1,643,243,677)
Class Y Shares capital transactions	(753,559,665)	(1,488,920,786)	(73,957,344)	403,361,049
Change in net assets resulting from capital transactions	$(2,412,280,066)	$1,435,225,862	$(126,162,887)	$965,841,130
____________________

*	Share transactions are at net asset value of $1.00 per share.
**	Class B Shares were liquidated on June 15, 2017 and are no longer offered.

See notes to financial statements.	HSBC FAMILY OF FUNDS	13

HSBC U. S. GOVERNMENT MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

	Investment Activities				Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS A SHARES
Six Months Ended
April 30, 2018 (unaudited)	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.39%	$2,314	0.63%	0.79%	0.66%
Year Ended October 31, 2017	1.00	—	—	—	—	—	—	1.00	0.22%	1,998	0.59%	0.23%	0.68%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.02%	1,720	0.34%	0.02%	0.69%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	0.03%	929	0.08%	0.03%	0.69%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	154	0.07%	0.02%	0.69%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%	428	0.17%	0.01%	0.68%
CLASS D SHARES
Six Months Ended
April 30, 2018 (unaudited)	$1.00	—	—	—	—	—	—	$1.00	0.46%	$1,577,878	0.48%	0.92%	0.51%
Year Ended October 31, 2017	1.00	—	—	—	—	—	—	1.00	0.34%	1,645,222	0.47%	0.32%	0.54%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.02%	1,949,225	0.34%	0.02%	0.54%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	0.03%	888,084	0.07%	0.03%	0.53%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	727,290	0.06%	0.02%	0.54%
CLASS E SHARES
October 31, 2016 through
August 10, 2017(c)	$1.00	—	—	—	—	—	—	$1.00	0.26%	$—	0.23%	0.33%	0.29%
July 12, 2016(d) through
October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.11%	2	0.06%	0.32%	0.31%
CLASS I SHARES
Six Months Ended
April 30, 2018 (unaudited)	$1.00	0.01	—	0.01	(0.01)	—	(0.01)	$1.00	0.64%	$6,019,886	0.12%	1.28%	0.16%
Year Ended October 31, 2017	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.69%	7,853,457	0.12%	0.71%	0.18%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.21%	4,687,197	0.14%	0.23%	0.19%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	0.03%	1,589,264	0.07%	0.03%	0.18%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	1,411,088	0.06%	0.02%	0.19%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%	1,156,894	0.13%	0.02%	0.18%
INTERMEDIARY CLASS SHARES
Six Months Ended
April 30, 2018 (unaudited)	$1.00	0.01	—	0.01	(0.01)	—	(0.01)	$1.00	0.62%	$179,289	0.16%	1.31%	0.31%
Year Ended October 31, 2017	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.63%	19,694	0.18%	0.65%	0.33%
July 12, 2016(d) through
October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.11%	10,121	0.18%	0.26%	0.37%

14	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities			Distributions					Ratios/Supplementary Data
			Net
			Realized and										Ratio of
			Unrealized			Net		Net		Net		Ratio of Net	Expenses
	Net Asset		Gains			Realized		Asset		Assets	Ratio of Net	Investment	to Average
	Value,	Net	(Losses)	Total from	Net	Gains from		Value,		at End	Expenses to	Income to	Net Assets
	Beginning	Investment	from	Investment	Investment	Investment	Total	End of	Total	of Period	Average Net	Average Net	(Excluding Fee
	of Period	Income	Investments	Activities	Income	Transactions	Distributions	Period	Return(a)	(000’s)	Assets(b)	Assets(b)	Reductions)(b)
INTERMEDIARY SERVICE
CLASS SHARES
Six Months Ended
April 30, 2018 (unaudited)	$1.00	$0.01	$—	$0.01	$(0.01)	$—	$(0.01)	$1.00	0.61%	$139,256	0.18%	1.33%	0.36%
Year Ended October 31, 2017	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.61%	57,042	0.20%	0.63%	0.39%
July 12, 2016(d) through
October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.10%	5,003	0.18%	0.22%	0.42%
CLASS Y SHARES
Six Months Ended
April 30, 2018 (unaudited)	$1.00	0.01	—	0.01	(0.01)	—	(0.01)	$1.00	0.58%	$1,648,781	0.23%	1.17%	0.26%
Year Ended October 31, 2017	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.58%	2,402,354	0.23%	0.53%	0.29%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.12%	3,891,299	0.23%	0.11%	0.28%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	0.03%	3,779,595	0.07%	0.03%	0.28%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	3,458,399	0.06%	0.02%	0.29%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%	2,404,867	0.13%	0.01%	0.28%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Closed operations on August 10, 2017.
(d)	Commencement of operations on July 12, 2016.
Amounts designated as “—” are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC U.S. TREASURY MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS A SHARES
Year Ended October 31, 2014(c)	$1.00	$—	$—	$—	$—	$—	$—	$1.00	—%	$191,505	—%	—%	—%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	—%	5	0.10%	—%	0.69%
CLASS D SHARES
Six Months Ended April 30, 2018 (unaudited)	$1.00	0.01	(0.01)	—	—	—	—	$1.00	0.44%	$191,505	0.50%	0.87%	0.53%
Year Ended October 31, 2017	1.00	—	—	—	—	—	—	1.00	0.29%	257,062	0.49%	0.28%	0.55%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	—%	214,041	0.28%	—%	0.55%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	—%	280,032	0.06%	—%	0.54%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.01%	638,939	0.06%	—%	0.54%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	—%	517,845	0.09%	—%	0.53%
CLASS E SHARES
October 31, 2016 through August 10, 2017(d)	$1.00	—	—	—	—	—	—	$1.00	0.29%	$—	0.25%	0.37%	0.29%
July 12, 2016(e) through October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.11%	1	—%	0.37%	0.33%
CLASS I SHARES
Six Months Ended April 30, 2018 (unaudited)	$1.00	0.01	—	0.01	(0.01)	—	(0.01)	$1.00	0.62%	$714,116	0.14%	1.26%	0.18%
Year Ended October 31, 2017	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.64%	861,944	0.14%	0.65%	0.19%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.13%	346,399	0.16%	0.13%	0.20%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	—%	384,363	0.05%	—%	0.19%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.01%	263,714	0.06%	0.01%	0.19%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	—%	1,086,181	0.09%	—%	0.18%
INTERMEDIARY CLASS SHARES
Six Months Ended April 30, 2018 (unaudited)	$1.00	0.01	—	0.01	(0.01)	—	(0.01)	$1.00	0.59%	$130,376	0.16%	1.30%	0.33%
Year Ended October 31, 2017	1.00	—	—	—	—	—	—	1.00	0.44%	1	0.18%	0.44%	0.34%
July 12, 2016(e) through October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.11%	1	—%	0.37%	0.38%
INTERMEDIARY SERVICE
CLASS SHARES
Six Months Ended April 30, 2018 (unaudited)	$1.00	0.01	—	0.01	(0.01)	—	(0.01)	$1.00	0.60%	$52,809	0.18%	1.27%	0.38%
Year Ended October 31, 2017	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.58%	22,016	0.20%	0.58%	0.40%
July 12, 2016(e) through October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.10%	18,108	0.20%	0.14%	0.48%
16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. TREASURY MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS Y SHARES
Six Months Ended April 30, 2018 (unaudited)	$1.00	$0.01	$—	$0.01	$(0.01)	$—	$(0.01)	$1.00	0.57%	$1,027,250	0.25%	1.15%	0.28%
Year Ended October 31, 2017	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	0.53%	1,101,219	0.25%	0.56%	0.29%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.04%	697,866	0.25%	0.04%	0.30%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	—%	763,473	0.06%	—%	0.29%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.01%	956,312	0.06%	0.01%	0.29%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	—%	968,290	0.09%	—%	0.28%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Class A Shares were operational during a portion of the year only. Amounts reflect performance for a period of time the class had operations, which was 201 days during the period. The net asset value reflected represents the last day the class had operations.
(d)	Closed operations on August 10, 2017.
(e)	Commencement of operations on July 12, 2016.
Amounts designated as “—” are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited)

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of April 30, 2018, the Trust is composed of 11 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the following two funds (individually a “Fund”, collectively the “Funds”) of the Trust:

Fund	Short Name
HSBC U.S. Government Money Market Fund	U.S. Government Money Market Fund

HSBC U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

Both of the Funds are diversified funds. Financial statements for all other funds of the Trust are published separately.

Both of the Funds are government money market funds (as defined in Rule 2a-7) and seek to maintain a stable net asset value (“NAV”) of $1.00 per share, although it is possible to lose money by investing in the Funds. The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Each of the Funds has eight classes of shares: Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares, Intermediary Class Shares, Intermediary Service Class Shares and Class Y Shares. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class A, Class D, Class E, Class I, Intermediary Class, Intermediary Service Class or Class Y Shares of the Funds. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges.

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust believes the risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

18 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

Securities Valuation:

Investments of the Funds, other than investments in other money market funds and repurchase agreements, are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value. Investments in other money market funds are priced at NAV as reported by such investment companies. Repurchase agreements are valued at original cost. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premiums or discounts based on effective yield. Dividend income is recorded on the ex-dividend date.

Restricted Securities:

The Funds may invest in restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board”). Therefore, not all restricted securities are considered illiquid. To the extent that a Fund purchases securities that are restricted as to resale or for which current market quotations are not available, such securities will be valued based upon all relevant factors as outlined in Securities and Exchange Commission (“SEC”) Financial Reporting Release No. 1. Disposal of restricted securities may involve time consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. At April 30, 2018, there were no restricted securities held by the Funds.

Repurchase Agreements:

The U.S. Government Money Market Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The U.S. Government Money Market Fund may also enter into a repurchase agreement with the Federal Reserve Bank of New York. The U.S. Treasury Money Market Fund may temporarily invest in repurchase agreements collateralized by U.S. Treasury Obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There is potential for loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

HSBC FAMILY OF FUNDS 19

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

Cash:

Cash is held in deposit accounts at the Funds’ custodian bank, The Northern Trust Company, and is a significant portion of the net assets, which may exceed the amount insured by the Federal Deposit Insurance Corporation (“FDIC”). To the extent that such balances exceed FDIC insurance limits, the Funds are subject to the creditworthiness of the custodian bank.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated among the applicable series within the Trust in relation to the net assets of each fund, equally to each fund, or another appropriate basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends to shareholders of the Funds from net investment income, if any, are declared daily and distributed monthly from each Fund. Distributions from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required for the Funds, although shareholders may be taxed on distributions they receive.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

3. Investment Valuation Summary

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1—quoted prices in active markets for identical assets
●	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. There were no transfers during the six-month period ended April 30, 2018.

20	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

Investments of the Funds, other than investments in other money market funds and repurchase agreements, are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value, and are typically categorized as Level 2 in the fair value hierarchy. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund holding the instrument would receive if it sold the instrument. The fair value of securities in the Funds can be expected to vary with changes in prevailing interest rates.

Investments in other money market funds are priced at NAV as reported by such money market funds and are typically categorized as Level 1 in the fair value hierarchy.

Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of April 30, 2018 in valuing the Funds’ investments based upon the three levels defined above. The breakdown of country descriptions is disclosed in the Schedule of Portfolio Investments for each Fund:

U.S. Government Money Market Fund

Investment Securities:	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
U.S. Government and Government Agency Obligations	—	4,005,224,889	—	4,005,224,889
U.S. Treasury Obligations	—	867,134,659	—	867,134,659
Repurchase Agreements	—	4,225,000,000	—	4,225,000,000
Investment Companies	472,323,496	—	—	472,323,496
Total Investment Securities	472,323,496	9,097,359,548	—	9,569,683,044

U.S. Treasury Money Market Fund

Investment Securities:	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
U.S. Treasury Obligations	—	2,140,153,974	—	2,140,153,974
Total Investment Securities	—	2,140,153,974	—	2,140,153,974

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services in this capacity, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at an annual rate of 0.10%.

HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement. For its services in this capacity, HSBC is entitled to receive a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class C Shares, Class D Shares, Intermediary Class Shares, Intermediary Service Class Shares and Class Y Shares, at an annual rate of 0.10%.

The Bank of New York Mellon (the “Servicer”) provides recordkeeping, reporting and processing services to the Class I Shares of the Funds. The Servicer is paid by the Investment Adviser and not by the Funds, for these services.

HSBC FAMILY OF FUNDS	21

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

Administration, Fund Accounting and Other services:

HSBC also serves the Funds as Administrator. Under the terms of the Administration Services Agreement, HSBC receives from the Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0265
In excess of $50 billion	0.0245

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust. For the six-month period ended April 30, 2018, the effective annualized rate was 0.038%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trust, subject to certain allocations in cases where one fund invests some or all of its assets in another fund.

Pursuant to a Sub-Administration Services Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

Under a Services Agreement between the Trust and Citi (the “Services Agreement”), Citi makes an individual available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Under the Services Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the Services Agreement, the Trust paid Citi $156,958 for the six-month period ended April 30, 2018, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

In addition, Citi provides fund accounting services for each Fund under the Services Agreement. As fund accountant, Citi receives an annual fee per Fund and share class, subject to certain minimums and reimbursements of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services and money market fund reporting services.

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside”), serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00% and 0.25% of the average daily net assets of Class A Shares (currently not being charged), Class C Shares (currently charging 0.75%) and Class D Shares (currently not being charged) of the Funds, respectively. For the six-month period ended April 30, 2018, Foreside, as Distributor, also received $189 in commissions from sales of the Trust.

Expenses reduced during the six-month period ended April 30, 2018 are reflected on the Statements of Operations as “Fees voluntarily reduced by Distributor.’’

22	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which includes HSBC and its affiliates) for providing various shareholder services. As disclosed in the Statements of Operations, for the current fiscal period certain amounts of the Shareholder Servicing Fees have been waived by those shareholder servicing agents, including HSBC and its affiliates. Expenses reduced during the six-month period ended April 30, 2018 are reflected on the Statements of Operations as “Fees voluntarily reduced by Shareholder Servicing Agents.” For performing these services, the shareholder servicing agents are entitled to receive a fee that is computed daily and paid monthly up to the following:

Share Class	Fee Rate(%)
Class A Shares	0.60%*
Class C Shares	0.25%
Class D Shares	0.25%
Class E Shares	0.10%
Intermediary Class Shares	0.05%
Intermediary Service Class Shares	0.10%
____________________

*	Currently charging 0.40%

The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, the following:

Share Class	Fee Rate(%)
Class A Shares	0.60%
Class C Shares	1.00%
Class D Shares	0.25%
Class E Shares	0.10%
Intermediary Class Shares	0.05%
Intermediary Service Class Shares	0.10%

The Trust has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Funds will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Transfer Agency:

On January 11, 2018, DST Asset Manager Solutions, Inc. (“DST”) (Formerly Boston Financial Data Services, Inc.), announced that SS&C Technologies will acquire DST Systems, Inc., the parent of DST. The purchase is expected to close in the 2nd quarter of 2018. DST provides transfer agency services for each Fund. As transfer agent, DST receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, and reimbursement of certain expenses.

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Board. The Independent Trustees also receive a fee for each regular, special in-person, and telephonic meeting of the Board attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

HSBC FAMILY OF FUNDS	23

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

Fee Reductions:

The Investment Adviser has agreed to contractually limit through March 1, 2019 the total annual expenses of certain classes of the Funds, exclusive of interest, taxes, brokerage commissions and extraordinary expenses. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Contractual
		Expense
Fund	Class	Limitations(%)
U.S. Government Money Market Fund	E	0.25
U.S. Government Money Market Fund	I	0.20
U.S. Government Money Market Fund	Intermediary Shares	0.18	*
U.S. Government Money Market Fund	Intermediary
	Service Shares	0.20	*
U.S. Treasury Money Market Fund	E	0.25
U.S. Treasury Money Market Fund	I	0.20
U.S. Treasury Money Market Fund	Intermediary Shares	0.18	*
U.S. Treasury Money Market Fund	Intermediary
	Service Shares	0.20	*
____________________

*	Effective December 14, 2017. Prior to December 14, 2017 there was no contractual waiver in place for this class.

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years calculated monthly from when the waiver or reimbursement is recorded to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. As of April 30, 2018, the repayments that may potentially be made by the Funds are as follows:

Fund	2021($)
U.S. Government Money Market Fund	68,379
U.S. Treasury Money Market Fund	69,540

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser Administrator and Citi as Sub-Administrator are reported separately on the Statements of Operations, as applicable.

During the six-month period ended April 30, 2018, the following amounts of expenses were waived:

								Intermediary
	Class A	Class C	Class D	Class E	Class I	Class Y	Intermediary	Service
Fund	($)	($)	($)	($)	($)	($)	Class ($)	Class ($)
U.S. Government Money Market Fund	312	—	249,468	—	1,510,021	278,935	116,113	28,564
U.S. Treasury Money Market Fund	—	—	38,270	—	121,716	171,950	99,289	36,524

24	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Expenses reduced during the six-month period ended April 30, 2018 are reflected on the Statements of Operations as “Custody earnings credits,” as applicable.

Overdraft Facility:

The Funds have entered into an arrangement with their custodian bank (The Northern Trust Company) whereby an uncommitted, secured overdraft facility is made available to meet unanticipated end-of-day liquidity needs of the Funds which cannot be fulfilled by trading activities. The interest rate on overdraft amounts is calculated at an annual rate of 0.50% plus the Federal Funds Rate. The overdraft facility is limited to $750,000,000 and $50,000,000 for the U.S. Government Money Market Fund and the U.S. Treasury Money Market Fund, respectively.

5. Federal Income Tax Information:

At April 30, 2018, the cost basis of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)
U.S. Government Money Market Fund	9,569,683,044	—	—	—
U.S. Treasury Money Market Fund	2,140,153,974	—	—	—

The tax character of distributions paid by the Funds for the tax year ended October 31, 2017, was as follows:

	Distributions paid from
		Net	Total
		Long Term	Taxable	Tax Exempt	Total
	Ordinary	Capital	Distributions	Distributions	Distributions
	Income ($)	Gains ($)	($)	($)	Paid ($)(1)
U.S. Government Money Market Fund	62,438,599	—	62,438,599	—	62,438,599
U.S. Treasury Money Market Fund	9,690,876	—	9,690,876	—	9,690,876
____________________

(1)	Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of the tax year ended October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

					Accumulated
		Undistributed			Capital and	Unrealized	Total
	Undistributed	Long Term			Other	Appreciation/	Accumulated
	Ordinary	Capital	Accumulated	Distributions	Losses	(Depreciation)	Earnings/
	Income ($)	Gains ($)	Earnings ($)	Payable ($)	($)	($)	(Deficit) ($)
U.S. Government Money
Market Fund	3,838,545	12,281	3,850,826	(3,820,227)	—	—	30,599
U.S. Treasury Money
Market Fund	388,439	—	388,439	(383,924)	(6,519)	—	(2,004)

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HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

As of the tax year ended October 31, 2017, the U.S. Treasury Money Market Fund has net capital loss carryforwards (“CLCFs”) not subject to expiration as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

	Short Term	Long Term
	Amount ($)	Amount ($)	Total ($)
U.S. Treasury Money Market Fund	6,519	—	6,519

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2017, the Funds had no deferred losses.

The amount and character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

6. Significant Shareholders:

Shareholders, including other funds, individuals, and accounts, as well as each Fund’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with GAAP).

The following list includes the Funds which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities. Significant transactions by these shareholder accounts may negatively impact the Funds’ performance.

	Number of shareholders		Number of
	with ownership of		shareholders with
	voting securities of the		ownership of voting
	Portfolio greater than		securities of the	% owned in
	10% and less than 25%	% owned in	Portfolio greater	aggregate
	of the total Portfolio’s	aggregate	than 25% of the total	by greater
	outstanding voting	by 10% - 25%	Portfolio’s outstanding	than 25%
Fund	securities	shareholders	voting securities	shareholders
U.S. Government Money Market Fund	1	16%	1	25%(a)
U.S. Treasury Money Market Fund	—	—	1	72%(b)
____________________

(a)	25% owned by the Investment Adviser or an affiliate
(b)	72% owned by the Investment Adviser or an affiliate

7. Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of April 30, 2018.

26	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not “interested persons” of the fund or the investment adviser, as defined in the 1940 Act (the “Independent Trustees”), review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Board of Trustees (the “Board”) of HSBC Funds (the “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trust (each, a “Fund”) and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Annual Continuation of Advisory and Sub-Advisory Agreements

The Independent Trustees met separately on November 2, 2017 (in person), and the Board met on December 14, 2017 (in person) (each, a “Meeting,” and together, the “Meetings”) to consider, among other matters, the approval of the continuation of the: (i) Investment Advisory Contract and related Supplements (“Advisory Contracts”) between the Trust and the Adviser and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts” and, together with the Advisory Contracts, the “Agreements”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) on behalf of one or more of the Funds.

Prior to the Meetings, the Independent Trustees requested, received and reviewed information to help them evaluate the terms of the Agreements. This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance, including comparative data provided by Strategic Insight; (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including comparison with the advisory fees paid by other similar funds based on materials provided by Strategic Insight; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds provided by Strategic Insight; (vii) the profitability of the Adviser and certain of the Sub-Advisers; (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers; (ix) regulatory developments, including rulemaking initiatives of the U.S. Securities and Exchange Commission (“SEC”); and (x) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements.

The Independent Trustees were separately advised by independent counsel throughout the process, and met with independent counsel in periodic executive and private sessions at which no representatives of management were present, including during the November 2, 2017 Meeting. Prior to voting to continue the Agreements, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements.

The Board, including the Independent Trustees, considered and reviewed, among other things: (i) the information provided in advance of the Meetings; (ii) the Funds’ investment advisory arrangements and expense limitation agreements with the Adviser; (iii) the Trust’s arrangements with the unaffiliated Sub-Adviser to the Trust, Westfield Capital Management Company, LP (“Westfield”); (iv) the Trust’s arrangements with the affiliated Sub-Advisers to the Trust, HSBC Global Asset Management (UK) Limited, HSBC Global Asset Management (France) Limited and HSBC Global Asset Management (Hong Kong) Limited; (v) the fees paid to the Adviser pursuant to the Trust’s agreements with the Adviser for the provision of various non-advisory services, including the Administration Agreement, Support Services Agreement and Operational Support Services Agreement, and the terms and purpose of these agreements and comparative information about services and fees of other peer funds; (vi) regulatory considerations; (vii) the Adviser’s multi-manager function and the level of oversight services provided to the HSBC Opportunity Portfolio; (viii) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (ix) the Adviser’s profitability and direct and indirect expenses; and (x) additional information provided by the Adviser at the request of the Independent Trustees, following the November 2, 2017 Meeting.

In addition, the Board took into consideration its overall experience with the Adviser and the Sub-Advisers, and its experience with them during the prior year, as well as information contained in the various written and oral reports provided to the Board, including but not limited to quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from portfolio managers, product managers

HSBC FAMILY OF FUNDS	27

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (Unaudited) (continued)

and other senior employees of the Adviser and certain of the Sub-Advisers. As a result of this process, at the in-person meeting held on December 14, 2017, the Board unanimously agreed to approve the continuation of the Agreements with respect to each Fund. The Board reviewed materials and made their respective determinations on a Fund-by-Fund basis.

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Board, including the Independent Trustees, examined the nature, quality and extent of the investment advisory services provided (or to be provided) by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel.

The Board, including the Independent Trustees, also considered: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the assets of the HSBC Family of Funds; (iv) the Adviser’s ongoing commitment to implement rulemaking initiatives of the SEC, including the SEC’s liquidity risk management and data modernization rules and rule amendments; (iv) the business strategy of the Adviser and its parent company and their financial and other resources that are committed to the Funds’ business; (v) the capabilities and performance of the Adviser’s portfolio management teams and other personnel; and (vi) the support, in terms of personnel, allocated by the Adviser to the Funds.

With respect to the Money Market Funds, the Board also considered the additional yield support, in the form of additional expense reductions, provided by the Adviser and its affiliates to maintain a competitive yield for the Money Market Funds, and noted the impact of these subsidies and waivers had on the profitability of the Adviser. In addition, the Board considered the Adviser’s plans for seeking alternative liquidity options on behalf of the Money Market Funds, including the use of third-party money market funds. Also, the Board considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

The Board, including the Independent Trustees, also examined the nature, quality and extent of the services that the Sub-Advisers provide (or will provide) to their respective Funds. In this regard, the Board considered the investment performance, as described below, and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors.

Based on these considerations, the Board, including the Independent Trustees, concluded that the nature, quality and extent of the services provided by the Adviser and Sub-Advisers supported continuance of the Agreements.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Board, including the Independent Trustees, considered the investment performance of each Fund (except the HSBC Economic Scale Index Emerging Markets Equity Fund, which had not commenced investment operations at the time of the Meetings) over various periods of time, as compared to one another as well as to comparable peer funds, one or more benchmark indices and other accounts managed by the Adviser and Sub-Advisers.

In the context of the HSBC Opportunity Portfolio, the Board discussed Fund expenses, including the sub-advisory fees paid to Westfield, recent performance, recent performance as compared to the competitive peers of the HSBC Opportunity Portfolio, Westfield’s efforts to obtain best execution, and volatility information.

In the context of the HSBC Emerging Markets Debt Fund, HSBC Frontier Markets Fund, HSBC Total Return Fund, HSBC Asia ex-Japan Smaller Companies Equity Fund, HSBC Global Equity Volatility Focused Fund, HSBC Global High Yield Bond Fund, and HSBC Global High Income Bond Fund, the Board evaluated each Fund’s performance against the comparative data provided by Strategic Insight. The Independent Trustees also considered the Adviser’s commentary on this comparative data.

The Board also considered each Fund’s current expense ratios compared to its peers, and the current asset size of each Fund.

For the Money Market Funds, the Board considered the additional yield support that the Adviser had provided in order for the Money Market Funds to maintain positive yield and performance, and that the returns of the Funds were similar to their competitors.

28	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (Unaudited) (continued)

The Board, including the Independent Trustees, considered the Adviser’s commitment to continue to evaluate and undertake actions to help generate competitive investment performance. The Board, including the Independent Trustees, concluded that under the circumstances, the investment performance of each Fund was such that each Agreement should continue.

Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Board, including the Independent Trustees, considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Board considered the Adviser’s profitability and costs, including, but not limited to, an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Board also considered the contractual advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Strategic Insight. The Board determined that, although some competitors had lower fees than the Funds, in general, the Fund’s advisory fees were reasonable in light of the nature and quality of services provided, noting the resources, expertise and experience provided to the Funds by the Adviser and Sub-Advisers.

The Board also considered information comparing the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser.

The Board further considered the costs of the services provided by the Sub-Advisers, as available; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Opportunity Portfolio, the Board considered the sub-advisory fee structures, and any applicable breakpoints. In addition, the Board discussed the distinction between the services provided by the Adviser to HSBC Funds with sub-advisers pursuant to the Advisory Contracts and the services provided by the Sub-Advisers pursuant to the Sub-Advisory Contracts. The Board also considered information on profitability where provided by the Sub-Advisers.

The Board, including the Independent Trustees, concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were reasonable in light of the factors set forth above.

Other Relevant Considerations. The Board, including the Independent Trustees, also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Board also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds and noted the Adviser’s entrepreneurial commitment to the Funds. In addition, the Board considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

In approving the renewal of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Funds. The Board evaluated all information available to them on a Fund-by-Fund basis, and their decisions were made separately with respect to each Fund. In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the Meeting (including a separate unanimous vote of the Independent Trustees present in person at the Meeting) approved the continuation of each Agreement.

HSBC FAMILY OF FUNDS	29

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2018 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/17	4/30/18	11/1/17 - 4/30/18	11/1/17 - 4/30/18
U.S. Government Money
Market Fund	Class A Shares	$1,000.00	$1,003.90	$3.13	0.63%
	Class D Shares	1,000.00	1,004.60	2.39	0.48%
	Class I Shares	1,000.00	1,006.40	0.60	0.12%
	Intermediary
	Class Shares	1,000.00	1,006.20	0.80	0.16%
	Intermediary
	Service
	Class Shares	1,000.00	1,006.10	0.90	0.18%
	Class Y Shares	1,000.00	1,005.80	1.14	0.23%

U.S. Treasury Money
Market Fund	Class D Shares	1,000.00	1,004.40	2.48	0.50%
	Class I Shares	1,000.00	1,006.20	0.70	0.14%
	Intermediary
	Class Shares	1,000.00	1,005.90	0.80	0.16%
	Intermediary
	Service
	Class Shares	1,000.00	1,006.00	0.90	0.18%
	Class Y Shares	1,000.00	1,005.70	1.24	0.25%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

30	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2018 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/17	4/30/18	11/1/17 - 4/30/18	11/1/17 - 4/30/18
U.S. Government Money
Market Fund	Class A Shares	$1,000.00	$1,021.67	$3.16	0.63%
	Class D Shares	1,000.00	1,022.41	2.41	0.48%
	Class I Shares	1,000.00	1,024.20	0.60	0.12%
	Intermediary
	Class Shares	1,000.00	1,024.00	0.80	0.16%
	Intermediary
	Service
	Class Shares	1,000.00	1,023.90	0.90	0.18%
	Class Y Shares	1,000.00	1,023.65	1.15	0.23%

U.S. Treasury Money
Market Fund	Class D Shares	1,000.00	1,022.32	2.51	0.50%
	Class I Shares	1,000.00	1,024.10	0.70	0.14%
	Intermediary
	Class Shares	1,000.00	1,024.00	0.80	0.16%
	Intermediary
	Service
	Class Shares	1,000.00	1,023.90	0.90	0.18%
	Class Y Shares	1,000.00	1,023.55	1.25	0.25%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS	31

HSBC FAMILY OF FUNDS
Additional Information—Results of Special Meeting of Shareholders (Unaudited)

Results of Special Meeting of Shareholders of the HSBC U.S. Government Money Market Fund

A Special Meeting of Shareholders of the HSBC U.S. Government Money Market Fund (the “Fund”) was held on March 9, 2018. The purpose of the Special Meeting was for shareholders to consider a proposal to eliminate one of the Fund’s fundamental investment policies that restricts the Fund’s ability to invest in other investment companies. The results were as follows:

Outstanding Shares	Total Voted	Total For	Total Against	Total Abstain	Result
11,950,033,418	6,292,983,122	5,732,808,737	396,780,918	163,393,466	Approved 3/9/18

32	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Other Information (Unaudited)

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC FAMILY OF FUNDS	33

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:

HSBC Funds
P.O. Box 8106
Boston, MA 02266-8106
1-800-782-8183

TRANSFER AGENT

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

DISTRIBUTOR

Foreside Distribution Services, L.P.
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-SAR-MMF-0618	6/18

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Semi-Annual Report
April 30, 2018

EQUITY FUNDS	Class A	Class B	Class C	Class I
HSBC Opportunity Fund	HSOAX	HOPBX	HOPCX	RESCX

HSBC Family of Funds
Semi-Annual Report - April 30, 2018 (Unaudited)

Glossary of Terms	2
Commentary From the Investment Manager	3
Portfolio Reviews	4
Statements of Assets and Liabilities	6
Statements of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	10
Notes to Financial Statements	12
Table of Shareholder Expenses	19

HSBC Portfolios

Portfolio Composition	20
Schedules of Portfolio Investments
HSBC Opportunity Portfolio	21
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26
Notes to Financial Statements	27
Investment Adviser Contract Approval	32
Table of Shareholder Expenses	35
Other Information	36

Glossary of Terms

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

MSCI Emerging Markets (“MSCI EM”) Index is an index that captures the large- and mid-cap representation across 24 emerging markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI Europe Australasia and Far East (“MSCI EAFE”) Index is an equity index which captures the large- and mid-cap representation across developed markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

Russell 2000® Index is an index that measures the performance of approximately 2,000 small-cap companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the U.S.

Russell 2500TM Growth Index is an index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 (“S&P 500”) Index is an index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2	HSBC FAMILY OF FUNDS

Commentary From the Investment Manager (Unaudited)
HSBC Global Asset Management (USA) Inc.

Global Economic Review

A prolonged period of synchronized global economic expansion continued through the six-month period between November 1, 2017 and April 30, 2018, even as equity markets transitioned into a more volatile phase in early 2018. Economic growth in some major economies showed signs of slowing, but overall the fundamentals of the global economy remained relatively healthy across a broad range of sectors and regions. Robust activity in manufacturing and global trade continued to be primary drivers of global economic expansion.

Equity markets soared during the first few months of the period, prolonging a year of steady gains. Volatility in stocks returned in February with an abrupt correction and subsequent swings up and down. By the end of the period, the S&P 500 Index1 gave back many of its early gains, ending the period slightly higher—but down 7% from its January highs. Most other major market indices in developed markets also ended the period slightly higher after an up and down start to 2018.

The beginning of the period was marked by strong corporate fundamentals, low inflation and supportive monetary policy. In the U.S., regulatory rollbacks, positive earnings growth and passage of business-friendly tax reform legislation stirred optimism among investors, eventually driving stocks to record highs in an intense January rally.

However, developments during the final months of the period led stocks to swing abruptly in the opposite direction. One factor that caused the sharp pullback was increasing concerns over global trade protectionism following President Trump’s announcements of tariffs on imports. Geopolitical uncertainties surrounding North Korea and Iran, softening economic growth in Europe and Japan and regulatory concerns about major technology companies also fueled market volatility and led stocks lower in February and March.

U.S. economic growth picked up slightly during the period. Economic data in the U.S. continued to indicate solid fundamentals. Rising household wealth stimulated strong consumer spending and higher consumer confidence. Business investment showed signs of improving after two years of disappointing growth and strong global growth continued to boost U.S. exports. Data on housing starts and sales showed relatively strong activity despite concerns that rising interest rates could dampen the market.

U.S. gross domestic product (GDP1) grew at a rate of 2.9% in the fourth quarter of 2017. A preliminary estimate puts GDP growth at 2.3% for the first quarter of 2018.

Most economists agreed that the U.S. labor market reached full employment, meaning that nearly all individuals able and willing to work were employed. The unemployment rate dropped to 3.9% during the last month of the period, reaching its lowest level since 2000. Wages trended higher, though the rate of growth remains sluggish.

Tax reform legislation signed into law by President Trump in December may drive U.S. economic growth and boost corporate profits. However, the magnitude of the legislation’s positive impact on economic growth was limited as it was passed in the relatively late stages of the current business cycle. Nevertheless, investors were encouraged by the prospect that lower taxes and access to offshore cash could create opportunities for companies to pursue stock buybacks, pay dividends or engage in mergers and acquisitions.

The eurozone experienced a modest slowdown in economic activity late in the period after strong growth in 2017. This can be attributed in part to political and economic developments, including chaotic general elections in Italy, lingering tensions in Spain over Catalonian independence and Brexit-related uncertainties. Exports and industrial production were also both fairly weak, particularly in Germany. Labor markets in the eurozone continued to improve, with unemployment hitting a 10-year low during the last month of the period under review.

The Japanese economy experienced its first quarter of slowing economic growth in two years. The contraction was largely attributed to lower private consumption and weak export demand. Economic data also suggested a slowdown of industrial activity in the first quarter of 2018. Inflation rose steadily in Japan during the period under review and the labor market looked healthier than it has since the 1990s.

The Chinese economy continued to grow at a steady rate, consistent with its pace over the previous year. Consumption played a primary role in driving growth, with online retails sales booming. Strong output from the Chinese technology sector also helped drive growth. The U.S. announcement of tariffs on Chinese imports raised the prospect of a trade war between the two highly-interconnected economic superpowers. The immediate impact of the tariffs was fairly muted, however.

Economic growth in emerging markets sustained its momentum throughout the period. Brazil’s economy emerged from recession as its policymakers launched an ambitious reform agenda. Economic data suggested the fundamentals of Mexico’s economy were healthy.

The U.S. Federal Reserve (the Fed) raised its federal funds rate twice during the six-month period, motivated in large part by rising inflation. The Fed signaled its moves well in advance, so the increases in December 2017 and March 2018 were anticipated.

Market review

U.S. equities experienced high volatility during the six-month period under review, but ultimately ended slightly higher. More than a year of steady gains ended with a sell-off in February that was followed by months of uneven performance.

The S&P 500 Index of large company stocks ended the period 2.66% higher. The Russell 2000® Index1 of small company stocks climbed 3.29%.

U.S. stocks generally outperformed international markets during the period. The MSCI EM Index1 ended the period up 3.14%. The MSCI EAFE Index1 of developed market international stocks gained 1.70% for the period.

Steady economic growth and tightening monetary policy kept pressure on the fixed income market. The Bloomberg Barclays U.S. Aggregate Bond Index1 total return, which tracks the broad investment-grade fixed income market, posted a 1.87% loss. Meanwhile, yields on U.S. government securities rose and the yield curve flattened. The gap between short- and long-term Treasury yields was narrower than it had been in more than a decade, and 10-year Treasuries hit their highest level in four years.

1	For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS	3

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund (Class A Shares, Class B Shares, Class C Shares and Class I Shares)

by William A. Muggia, Committee Lead/Portfolio Manager
Richard D. Lee, CFA, Portfolio Manager
Ethan J. Myers, CFA, Portfolio Manager
John M. Montgomery, Portfolio Manager
Westfield Capital Management Company, L.P.

The HSBC Opportunity Fund (the “Fund”) seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of small- and mid-cap companies. Small- and mid-cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500TM Growth Index1. The Fund may also invest in equity securities of larger, more established companies and may invest up to 20% of its assets in securities of foreign companies. The Fund employs a two-tier structure, commonly referred to as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as its subadviser.

Investment Concerns

There is no assurance that a portfolio will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Portfolios may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Equity investments fluctuate in value based on changes to an individual company’s financial condition and overall market conditions. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance. Investing in smaller companies is more risky and volatile than investing in large companies. Growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory, and economic uncertainty.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2018, the Class I Shares of the HSBC Opportunity Fund produced a 11.35% total return, and the Class A Shares of the Fund produced a 11.14% total return (without sales charge). The Russell 2500™ Growth Index1, the Fund’s primary performance benchmark, and the Lipper Mid-Cap Growth Funds Average1 returned 5.37% and 5.86%, respectively.

Portfolio Performance

U.S. equity markets pushed most major indices to new highs by the end of 2017, due in large part to signs of accelerating economic growth in both the U.S. and overseas. However, volatility returned to the markets in the early months of 2018, as investors grew concerned about the impacts of rising inflation rates and of interest rate hikes by the U.S. Federal Reserve (the Fed). Escalating trade tensions with China also added to investor concerns.

From a sector standpoint, energy, health care and information technology stocks generated strong absolute returns for the period, while the real estate and materials sectors declined.

The Fund outperformed its primary benchmark. Stock selection in the health care sector, most notably in pharmaceuticals and biotechnology, drove much of this outperformance. For example, the Fund’s holdings of a biopharmaceutical developer benefited relative results after the company reported positive clinical data for an important immuno-oncology compound. The Fund’s investment in a hemophilia therapy company also contributed to results after it was acquired at a large premium to its share price at the time.†

An overweight to aerospace and defense companies within the industrials sector benefited the Fund relative to its benchmark, as did stock selection in information technology.†

The Fund’s investments in the financials and materials sectors weighed on results relative to its benchmark. In particular, investments in a mortgage insurance company began to decline in March 2018 following the announcement that Freddie Mac will be piloting an alternative mortgage risk-transfer product. Stock selection and an overweight position in the materials sector also detracted, particularly the Fund’s investments in construction materials and specialty chemicals, which were notably weak during the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4	HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Opportunity Fund

			Average Annual			Expense
Fund Performance			Total Return (%)			Ratio (%)[5]
	Inception	Six
As of April 30, 2018	Date	Months*	1 Year	5 Year	10 Year	Gross	Net
HSBC Opportunity Fund Class A1	9/23/96	5.59	14.92	10.17	8.81	5.87	1.65
HSBC Opportunity Fund Class B2	1/6/98	6.96	16.04	10.48	8.88	6.62	2.40
HSBC Opportunity Fund Class C3	11/4/98	9.76	19.13	10.48	8.97	6.62	2.40
HSBC Opportunity Fund Class I†	9/3/96	11.35	21.44	11.86	9.94	1.31	1.10
Russell 2500TM Growth Index[4]	—	5.37	17.10	13.15	10.46	N/A	N/A
Lipper Mid-Cap Growth Funds Average[4]	—	5.86	16.81	12.12	8.60	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2019.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and monies received by the Fund from a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

*	Aggregate total return.
†	The Class I Shares are issued by a separate series of the HSBC Funds.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5

Reflects the expense ratio as reported in the prospectus dated February 28, 2018. HSBC Global Asset Management (USA) Inc., the Adviser, has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.65%, 2.40%, 2.40% and 1.10% for Class A Shares, Class B Shares, Class C and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2019. Additional information pertaining to the April 30, 2018 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Russell 2500TM Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 5

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2018 (Unaudited)

		HSBC
	HSBC	Opportunity
	Opportunity	Fund
	Fund	(Class I)
Assets:
Investments in Affiliated Portfolio	$10,325,979	$140,561,760
Receivable for capital shares issued	300	13,879
Receivable from Investment Adviser	34,725	33,755
Prepaid expenses and other assets	14,909	14,424
Total Assets	10,375,913	140,623,818

Liabilities:
Payable for capital shares redeemed	—	20,172
Accrued expenses and other payables:
Administration	165	2,256
Distribution fees	140	—
Shareholder Servicing	1,881	—
Accounting	1,508	714
Printing	1,151	10,383
Professional	52,149	51,967
Transfer Agent	15,564	14,047
Total Liabilities	72,558	99,539
Net Assets	$10,303,355	$140,524,279

Composition of Net Assets:
Capital	$7,735,030	$105,208,382
Accumulated net investment income/(loss)	(42,420)	(239,935)
Accumulated net realized gains/(losses) from investments	817,311	11,618,053
Net unrealized appreciation/(depreciation) on investments	1,793,434	23,937,779
Net Assets	$10,303,355	$140,524,279

Net Assets:
Class A Shares	$10,097,861	$—
Class B Shares	39,261	—
Class C Shares	166,233	—
Class I Shares	—	140,524,279
Total	$10,303,355	$140,524,279

Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	904,064	—
Class B Shares	6,077	—
Class C Shares	24,276	—
Class I Shares	—	9,386,763

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$11.17	$—
Class B Shares(a)	$6.46	$—
Class C Shares(a)	$6.85	$—
Class I Shares	$—	$14.97
Maximum Sales Charge:
Class A Shares	5.00%	—%
Maximum Offering Price per share (Net Asset Value / (100%-maximum sales charge))
Class A Shares	$11.76	$—
Investments in Affiliated Portfolio, at Cost	$8,532,545	$116,623,981
____________________

(a)	Redemption price per share varies by length of time shares are held.

6 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2018 (Unaudited)

		HSBC
	HSBC	Opportunity
	Opportunity	Fund
	Fund	(Class I)
Investment Income:
Investment Income from Affiliated Portfolio	$38,804	$518,086
Expenses from Affiliated Portfolio	(53,087)	(708,858)
Total Investment Income/(Loss)	(14,283)	(190,772)

Expenses:
Administration:
Class A Shares	962	—
Class B Shares	4	—
Class C Shares	30	—
Class I Shares	—	13,316
Distribution:
Class B Shares	155	—
Class C Shares	1,181	—
Shareholder Servicing:
Class A Shares	11,443	—
Class B Shares	51	—
Class C Shares	347	—
Accounting	9,427	4,461
Administrative Services	3,194	1,121
Compliance Services	12,886	12,886
Printing	4,203	12,902
Professional	65,188	64,968
Transfer Agent	64,850	72,080
Trustee	32,497	32,529
Registration fees	11,172	10,135
Other	9,468	11,501
Total expenses before fee and expense reductions	227,058	235,899
Fees voluntarily reduced/reimbursed by Investment Adviser	(5,154)	—
Fees contractually reduced/reimbursed by Investment Adviser	(193,767)	(186,736)
Net Expenses	28,137	49,163

Net Investment Income/(Loss)	(42,420)	(239,935)

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investments from Affiliated Portfolio	920,394	12,246,080
Change in unrealized appreciation/depreciation on investments from Affiliated Portfolio	198,766	2,666,047

Net realized/unrealized gains/(losses) on investments from Affiliated Portfolio	1,119,160	14,912,127
Change in Net Assets Resulting from Operations	$1,076,740	$14,672,192

See notes to financial statements.	HSBC FAMILY OF FUNDS 7

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	HSBC Opportunity Fund		HSBC Opportunity Fund (Class I)
	Six Months		Six Months
	Ended	For the	Ended	For the
	April 30, 2018	year ended	April 30, 2018	year ended
	(Unaudited)	October 31, 2017	(Unaudited)	October 31, 2017
Investment Activities:
Operations:
Net investment income/(loss)	$(42,420)	$(82,641)	$(239,935)	$(454,613)
Net realized gains/(losses) from investments	920,394	1,383,534	12,246,080	19,709,152
Change in unrealized appreciation/depreciation
on investments	198,766	1,222,544	2,666,047	15,692,968
Change in net assets resulting from operations	1,076,740	2,523,437	14,672,192	34,947,507

Distributions:
Net realized gains:
Class A Shares	(1,047,996)	(1,128,826)	—	—
Class B Shares	(7,279)	(12,613)	—	—
Class C Shares	(71,416)	(79,223)	—	—
Class I Shares	—	—	(17,639,612)	(14,495,106)
Change in net assets resulting from distributions	(1,126,691)	(1,220,662)	(17,639,612)	(14,495,106)
Change in net assets resulting from
capital transactions	433,345	(1,208,010)	15,631,198	(33,653,038)
Change in net assets	383,394	94,765	12,663,778	(13,200,637)

Net Assets:
Beginning of period	9,919,961	9,825,196	127,860,501	141,061,138
End of period	$10,303,355	$9,919,961	$140,524,279	$127,860,501
Accumulated net investment income/(loss)	$(42,420)	$—	$(239,935)	$—

8 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC Opportunity Fund		HSBC Opportunity Fund (Class I)
	Six Months		Six Months
	Ended	For the	Ended	For the
	April 30, 2018	year ended	April 30, 2018	year ended
	(Unaudited)	October 31, 2017	(Unaudited)	October 31, 2017
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$405,640	$490,391	$—	$—
Dividends reinvested	1,020,798	1,096,861	—	—
Value of shares redeemed	(727,720)	(2,703,036)	—	—
Class A Shares capital transactions	698,718	(1,115,784)	—	—

Class B Shares:
Proceeds from shares issued	—	7,643	—	—
Dividends reinvested	7,279	12,613	—	—
Value of shares redeemed	(9,126)	(53,986)	—	—
Class B Shares capital transactions	(1,847)	(33,730)	—	—

Class C Shares:
Proceeds from shares issued	6,582	9,094	—	—
Dividends reinvested	71,416	79,223	—	—
Value of shares redeemed	(341,524)	(146,813)	—	—
Class C Shares capital transactions	(263,526)	(58,496)	—	—

Class I Shares:
Proceeds from shares issued	—	—	6,655,491	9,067,442
Dividends reinvested	—	—	17,448,749	14,367,761
Value of shares redeemed	—	—	(8,473,042)	(57,088,241)
Class I Shares capital transactions	—	—	15,631,198	(33,653,038)
Change in net assets resulting from capital transactions	$433,345	$(1,208,010)	$15,631,198	$(33,653,038)

SHARE TRANSACTIONS:
Class A Shares:
Issued	35,873	47,663	—	—
Reinvested	95,491	118,452	—	—
Redeemed	(65,338)	(260,788)	—	—
Change in Class A Shares	66,026	(94,673)	—	—

Class B Shares:
Issued	—	1,202	—	—
Reinvested	1,174	2,167	—	—
Redeemed	(1,362)	(8,201)	—	—
Change in Class B Shares	(188)	(4,832)	—	—

Class C Shares:
Issued	998	1,383	—	—
Reinvested	10,870	12,966	—	—
Redeemed	(49,110)	(20,791)	—	—
Change in Class C Shares	(37,242)	(6,442)	—	—

Class I Shares:
Issued	—	—	428,542	656,336
Reinvested	—	—	1,219,340	1,137,590
Redeemed	—	—	(562,211)	(4,121,773)
Change in Class I Shares	—	—	1,085,671	(2,327,847)

See notes to financial statements.	HSBC FAMILY OF FUNDS 9

HSBC OPPORTUNITY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets (c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions) (c)	Portfolio Turnover (b),(d)
Class A Shares
Six Months Ended April 30,
2018 (unaudited)	$11.24	$(0.04)	$1.23	$1.19	$—	$(1.26)	$(1.26)	$11.17	11.14%		$10,098	1.55%	(0.80)%	5.41%	29%
Year Ended October 31, 2017	9.94	(0.08)	2.68	2.60	—	(1.30)	(1.30)	11.24	29.00%		9,422	1.55%	(0.79)%	2.98%	80%
Year Ended October 31, 2016	10.34	(0.07)	(0.33)	(0.40)	—	—	—	9.94	(3.87)%		9,276	1.55%	(0.66)%	2.11%	96%
Year Ended October 31, 2015	12.83	(0.10)	(0.07)	(0.17)	—	(2.32)	(2.32)	10.34	(2.21)%		16,593	1.55%	(0.86)%	1.84%	63%
Year Ended October 31, 2014	12.78	(0.13)	1.53	1.40	—	(1.35)	(1.35)	12.83	11.57%		16,110	1.55%	(1.04)%	1.86%	66%
Year Ended October 31, 2013	10.13	(0.06)	3.34	3.28	—	(0.63)	(0.63)	12.78	34.02	%(e)	14,259	1.55%	(0.49)%	2.01%	70%
Class B Shares
Six Months Ended April 30,
2018 (unaudited)	7.03	(0.05)	0.74	0.69	—	(1.26)	(1.26)	6.46	10.64%		39	2.30%	(1.55)%	6.17%	29%
Year Ended October 31, 2017	6.72	(0.10)	1.71	1.61	—	(1.30)	(1.30)	7.03	28.05%		44	2.30%	(1.52)%	3.73%	80%
Year Ended October 31, 2016	7.04	(0.09)	(0.23)	(0.32)	—	—	—	6.72	(4.55)%		75	2.30%	(1.41)%	2.86%	96%
Year Ended October 31, 2015	9.51	(0.13)	(0.02)	(0.15)	—	(2.32)	(2.32)	7.04	(2.90)%		178	2.30%	(1.61)%	2.60%	63%
Year Ended October 31, 2014	9.87	(0.16)	1.15	0.99	—	(1.35)	(1.35)	9.51	10.74%		334	2.30%	(1.74)%	2.60%	66%
Year Ended October 31, 2013	8.01	(0.11)	2.60	2.49	—	(0.63)	(0.63)	9.87	33.10	%(e)	480	2.30%	(1.24)%	2.77%	70%
Class C Shares
Six Months Ended April 30,
2018 (unaudited)	7.38	(0.06)	0.79	0.73	—	(1.26)	(1.26)	6.85	10.69%		166	2.30%	(1.58)%	6.11%	29%
Year Ended October 31, 2017	6.99	(0.11)	1.80	1.69	—	(1.30)	(1.30)	7.38	28.11%		454	2.30%	(1.54)%	3.71%	80%
Year Ended October 31, 2016	7.32	(0.10)	(0.23)	(0.33)	—	—	—	6.99	(4.51)%		475	2.30%	(1.41)%	2.88%	96%
Year Ended October 31, 2015	9.80	(0.13)	(0.03)	(0.16)	—	(2.32)	(2.32)	7.32	(2.93)%		825	2.30%	(1.61)%	2.62%	63%
Year Ended October 31, 2014	10.14	(0.17)	1.18	1.01	—	(1.35)	(1.35)	9.80	10.64%		822	2.30%	(1.77)%	2.61%	66%
Year Ended October 31, 2013	8.21	(0.11)	2.67	2.56	—	(0.63)	(0.63)	10.14	33.15	%(e)	711	2.30%	(1.21)%	2.76%	70%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio. Amounts designated as “-” are $0.00 or have been rounded to $0.00.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.13% for the year ended October 31, 2013.

10	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC OPPORTUNITY FUND (CLASS I)
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets (c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets (c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions) (c)	Portfolio Turnover (b),(d)
Class I Shares
Six Months Ended
April 30, 2018 (unaudited)	$15.40	$(0.03)	$1.68	$1.65	$—	$(2.08)	$(2.08)	$14.97	11.35%		$140,524	1.10%	(0.35)%	1.37%	29%
Year Ended October 31, 2017	13.27	(0.05)	3.65	3.60	—	(1.47)	(1.47)	15.40	29.53%		127,861	1.10%	(0.34)%	1.12%	80%
Year Ended October 31, 2016	13.72	(0.02)	(0.43)	(0.45)	—	—	—	13.27	(3.28)%		141,061	1.03%	(0.15)%	1.03%	96%
Year Ended October 31, 2015	17.47	(0.05)	(0.08)	(0.13)	—	(3.62)	(3.62)	13.72	(1.69)%		219,846	0.99%	(0.30)%	0.99%	63%
Year Ended October 31, 2014	17.27	(0.08)	2.07	1.99	(0.04)	(1.75)	(1.79)	17.47	12.16%		205,237	1.00%	(0.49)%	1.00%	66%
Year Ended October 31, 2013	13.40	0.01	4.47	4.48	—	(0.61)	(0.61)	17.27	34.70	%(e)	208,321	0.99%	0.07%	0.99%	70%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio. Amounts designated as “-” are $0.00 or have been rounded to $0.00.
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.13% for the year ended October 31, 2013.

See notes to financial statements.	HSBC FAMILY OF FUNDS	11

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited)

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of April 30, 2018, the Trust is composed of 11 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the following two funds (individually a “Fund”, collectively the “Funds”) of the Trust:

Fund	Short Name
HSBC Opportunity Fund	Opportunity Fund
HSBC Opportunity Fund (Class I)	Opportunity Fund (Class I)

The Funds are diversified funds. Financial statements for all other funds of the Trust are published separately.

Each Fund is a feeder fund in a master-feeder fund structure and seeks to achieve its investment objectives by investing all of its investable assets in the HSBC Opportunity Portfolio (the “Portfolio”), which is a diversified series of the Trust. The Portfolio operates as the master fund in a master-feeder arrangement in which the feeder funds invest all or part of their investable assets in the Portfolio. The Funds’ proportionate ownership of the Portfolio as of April 30, 2018 was as follows:

Proportionate
Ownership
Interest on
Fund	April 30, 2018 (%)
Opportunity Fund	6.8
Opportunity Fund (Class I)	93.2

The financial statements of the Portfolio, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolio should be read in conjunction with the financial statements of the Funds.

The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Opportunity Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The Opportunity Fund (Class I) offers one class of shares: Class I Shares. Class A Shares of the Opportunity Fund have a maximum sales charge of 5.00% as a percentage of the offering price. Class B Shares of the Opportunity Fund are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Opportunity Fund are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Opportunity Fund (Class I). Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privilege of each class of shares. Class B Shares of the Opportunity Fund may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Trust believes the risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

12	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Securities Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

The Funds record investments to the Portfolio on a trade date basis. The Funds record daily their proportionate share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from the Portfolio. In addition, the Funds accrue their own expenses daily as incurred.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated among the applicable series within the Trust in relation to the net assets of each fund, equally to each fund, or another appropriate basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends to shareholders of the Funds from net investment income, if any, are declared and distributed semiannually.

The Funds’ net realized gains, if any, are declared and paid at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required for the Funds, although shareholders may be taxed on distributions they receive.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

HSBC FAMILY OF FUNDS	13

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

3. Investment Valuation Summary

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1—quoted prices in active markets for identical assets
●	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. There were no transfers during the six-month period ended April 30, 2018.

The Funds record their investments in the Portfolio at fair value, which represents their proportionate ownership of the value of the Portfolios’ net assets. These investments are typically categorized as Level 2 in the fair value hierarchy. The underlying securities of the Portfolio are recorded at fair value, as discussed more fully in the Notes to Financial Statements of the Portfolio included elsewhere in this report.

As of April 30, 2018, all investments were categorized as Level 2 in the fair value hierarchy.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly-owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolio  pursuant to an Investment Advisory Contract. As Investment Adviser, HSBC manages the investments of the Portfolio and continuously reviews, supervises, and administers the Portfolios’ investments. The Funds are not directly charged any investment management fees.

Administration, Fund Accounting and Other Services:

HSBC also serves the Funds as Administrator. Under the terms of the Administration Services Agreement, HSBC receives from the Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate (%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0265
In excess of $50 billion	0.0245

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust. For the six-month period ended April 30, 2018, the effective annualized rate was 0.038%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trust. For assets invested in the Portfolio by the Funds, the Portfolio pays half of the administration fee and the Funds pay half, for a combination of the total fee rate set forth above.

14	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

Pursuant to a Sub-Administration Services Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

Under a Services Agreement between the Trust and Citi (the “Services Agreement”), Citi makes an individual available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Under the Services Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the Services Agreement, the Trust paid Citi $156,958 for the six-month period ended April 30, 2018, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

In addition, Citi provides fund accounting services for each Fund under the Services Agreement. As fund accountant, Citi receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services.

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside”), serves the Trust as Distributor (the “Distributor”). The Trust, has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), Class C Shares (currently charging 0.75%) of the Opportunity Fund, respectively. For the six-month period ended April 30, 2018, Foreside, as Distributor, also received $189 in commissions from sales of the Trust.

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Opportunity Fund. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed in the aggregate 0.50% annually of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

The  Trust has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Funds will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Transfer Agency:

On January 11, 2018, DST Asset Manager Solutions, Inc. (“DST”) (Formerly Boston Financial Data Services, Inc.), announced that SS&C Technologies will acquire DST Systems, Inc., the parent of DST. The purchase is expected to close in the 2nd quarter of 2018. DST provides transfer agency services for each Fund. As transfer agent, DST receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, and reimbursement of certain expenses.

HSBC FAMILY OF FUNDS	15

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Trust’s Board of Trustees (the “Board”). The Independent Trustees also receive a fee for each regular, special in-person, and telephonic meeting of the Board attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

Other:

The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statements of Operations as “Administrative Services.”

Fee Reductions:

The Investment Adviser has agreed to contractually limit through March 1, 2019 the total annual expenses of the Funds, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and estimated indirect expenses attributable to the Fund’s investments in investment companies. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Contractual Expense
Fund	Class	Limitations (%)
Opportunity Fund	A	1.65
Opportunity Fund	B	2.40
Opportunity Fund	C	2.40
Opportunity Fund (Class I)	I	1.10

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years calculated monthly from when the waiver or reimbursement is recorded to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the six-month period ended April 30, 2018, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of April 30, 2018, the repayments that may potentially be made by the Funds are as follows:

Fund	2021 ($)	2020 ($)	2019 ($)	2018 ($)	Total ($)
Opportunity Fund	193,767	131,244	62,736	34,993	422,740
Opportunity Fund (Class I)	186,736	28,269	—	—	215,005

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi as Sub-Administrator are reported separately on the Statements of Operations, as applicable.

16	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

5. Affiliated Investment Transactions:

A summary of each Fund’s investment in the affiliated Portfolio for the six-month period ended April 30, 2018 is as follows:

				Net	Change in
				Realized	Unrealized		Net
	Value			Gains/	Appreciation/	Value	Income/
	10/31/2017	Contributions	Withdrawals	(Losses)	Depreciation	4/30/2018	(Loss)
	($)	($)	($)	($)	($)	($)	($)
Opportunity Fund
Opportunity Portfolio	9,931,067	222,403	(932,368)	920,394	198,766	10,325,979	(14,283)
Total	9,931,067	222,403	(932,368)	920,394	198,766	10,325,979	(14,283)

Opportunity Fund (Class I)
Opportunity Portfolio	127,926,102	9,166,966	(11,252,663)	12,246,080	2,666,047	140,561,760	(190,772)
Total	127,926,102	9,166,966	(11,252,663)	12,246,080	2,666,047	140,561,760	(190,772)

6. Federal Income Tax Information:

At April 30, 2018, the cost basis of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Opportunity Fund	8,598,256	1,793,434	(65,711)	1,727,723
Opportunity Fund (Class I)	116,755,263	23,937,779	(131,282)	23,806,497
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

The tax character of distributions paid by the Funds for the tax year ended October 31, 2017, was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Return of	Distributions
	Income ($)	Capital Gains ($)	Distributions ($)	Capital ($)	Paid ($)(1)
Opportunity Fund	—	1,220,662	1,220,662	—	1,220,662
Opportunity Fund (Class I)	—	14,495,106	14,495,106	—	14,495,106
____________________

(1)	Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of the tax year ended October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

		Undistributed			Accumulated	Unrealized	Total
	Undistributed	Long Term			Capital	Appreciation/	Accumulated
	Ordinary	Capital	Accumulated	Distributions	and Other	(Depreciation)	Earnings/
	Income ($)	Gains ($)	Earnings ($)	Payable ($)	Losses ($)	($)(1)	(Deficit) ($)
Opportunity Fund	468,858	657,832	1,126,690	—	—	1,491,585	2,618,275
Opportunity Fund (Class I)	8,359,595	9,280,011	17,639,606	—	—	20,643,708	38,283,314
____________________

(1)

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, and the return of capital adjustments from real estate investment trusts.

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2017, the Funds had no deferred losses.

HSBC FAMILY OF FUNDS	17

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

The amount and character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

7. Significant Shareholders:

Shareholders, including other funds, individuals, and accounts, as well as each Fund’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with GAAP).

The following list includes the Funds which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities. Significant transactions by these shareholder accounts may negatively impact the Funds’ performance.

Number of shareholders
	with ownership of		Number of shareholders
	voting securities of the		with ownership of
	Portfolio greater than		voting securities of the	% owned in
	10% and less than 25%	% owned in	Portfolio greater than 25%	aggregate
	of the total Portfolio’s	aggregate	of the total Portfolio’s	by greater
	outstanding voting	by 10% - 25%	outstanding voting	than 25%
Fund	securities	shareholders	securities	shareholders
Opportunity Fund	—	—	1	72%
Opportunity Fund (Class I)	3	51%	1	27%

8. Investment Risks:

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Funds’ performance. The Funds may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies; however, even if such hedging techniques are employed, there is no assurance that they will be successful.

Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of equity securities may fluctuate drastically from day to day.

Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities. Foreign securities, including those of emerging and frontier market issuers, are subject to additional risks, including international trade, political and regulatory risks.

9. Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of April 30, 2018.

18	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2018 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and/or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/17	4/30/18	11/1/17 - 4/30/18	11/1/17 - 4/30/18
Opportunity Fund	Class A Shares	$1,000.00	$1,111.40	$8.11	1.55%
	Class B Shares	1,000.00	1,106.40	12.01	2.30%
	Class C Shares	1,000.00	1,106.90	12.02	2.30%
Opportunity Fund (Class I)	Class I Shares	1,000.00	1,113.50	5.76	1.10%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/17	4/30/18	11/1/17 - 4/30/18	11/1/17 - 4/30/18
Opportunity Fund	Class A Shares	$1,000.00	$1,017.11	$7.75	1.55%
	Class B Shares	1,000.00	1,013.39	11.48	2.30%
	Class C Shares	1,000.00	1,013.39	11.48	2.30%
Opportunity Fund (Class I)	Class I Shares	1,000.00	1,019.34	5.51	1.10%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS	19

Portfolio Reviews
Portfolio Composition*
April 30, 2018 (Unaudited)

HSBC Opportunity Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
IT Services	7.6
Software	6.6
Professional Services	6.4
Hotels, Restaurants & Leisure	6.1
Oil, Gas & Consumable Fuels	5.1
Building Products	4.8
Aerospace & Defense	4.6
Pharmaceuticals	4.4
Chemicals	4.0
Capital Markets	4.0
Health Care Equipment & Supplies	3.1
Machinery	3.0
Equity Real Estate Investment Trusts	2.9
Road & Rail	2.9
Electronic Equipment, Instruments & Components	2.7
Specialty Retail	2.6
Biotechnology	2.5
Health Care Providers & Services	2.2
Life Sciences Tools & Services	2.0
Communications Equipment	1.9
Insurance	1.8
Containers & Packaging	1.7
Construction Materials	1.7
Food Products	1.6
Media	1.6
Technology Hardware, Storage & Peripherals	1.6
Diversified Telecommunication Services	1.5
Banks	1.3
Internet Software & Services	1.3
Thrifts & Mortgage Finance	1.2
Semiconductors & Semiconductor Equipment	1.2
Auto Components	1.2
Construction & Engineering	1.1
Diversified Consumer Services	1.0
Household Durables	0.8
Total	100.0
____________________

*	Portfolio composition is subject to change.

20	HSBC FAMILY OF FUNDS

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments — as of April 30, 2018 (Unaudited)

Common Stocks — 98.9%

	Shares	Value ($)
Aerospace & Defense — 4.6%
KLX, Inc. (a)	29,340	2,295,268
Teledyne Technologies, Inc. (a)	12,445	2,328,335
TransDigm Group, Inc.	7,126	2,284,382
		6,907,985
Auto Components — 1.1%
Delphi Technologies plc	35,630	1,724,848
Banks — 1.3%
East West BanCorp, Inc.	28,870	1,923,319
Biotechnology — 2.5%
Acceleron Pharma, Inc. (a)	41,590	1,451,908
Alnylam Pharmaceuticals, Inc. (a)	10,300	973,659
Clovis Oncology, Inc. (a)	11,790	511,450
Neurocrine Biosciences, Inc. (a)	9,780	792,962
		3,729,979
Building Products — 4.7%
A.O. Smith Corp.	35,860	2,200,011
Builders FirstSource, Inc. (a)	109,620	1,998,373
Lennox International, Inc.	15,145	2,928,588
		7,126,972
Capital Markets — 4.0%
LPL Financial Holdings, Inc.	24,490	1,483,359
MSCI, Inc.	14,120	2,115,600
Raymond James Financial, Inc.	26,560	2,383,760
		5,982,719
Chemicals — 4.0%
Axalta Coating Systems Ltd. (a)	49,100	1,517,190
Orion Engineered Carbons SA	79,360	2,126,848
W.R. Grace & Co.	34,255	2,344,412
		5,988,450
Communications Equipment — 1.9%
CommScope Holding Co., Inc. (a)	54,550	2,084,901
Lumentum Holdings, Inc. (a)	15,750	794,588
		2,879,489
Construction & Engineering — 1.1%
MasTec, Inc. (a)	37,650	1,656,600
Construction Materials — 1.6%
Summit Materials, Inc., Class A (a)	87,781	2,470,157
Containers & Packaging — 1.7%
Avery Dennison Corp.	24,450	2,562,605
Diversified Consumer Services — 1.0%
Sotheby's Holdings, Inc., Class A (a)	28,630	1,511,664
Diversified Telecommunication Services — 1.4%
Zayo Group Holdings, Inc. (a)	59,880	2,173,644
Electronic Equipment, Instruments & Components — 2.7%
Coherent, Inc. (a)	9,591	1,613,398
FLIR Systems, Inc.	46,480	2,489,004
		4,102,402
Equity Real Estate Investment Trusts — 2.9%
Industrial Logistics Properties Trust	40,190	824,699
QTS Realty Trust, Inc.	43,540	1,540,881
Sun Communities, Inc.	21,550	2,022,467
		4,388,047
Food Products — 1.6%
Pinnacle Foods, Inc.	40,320	2,435,328
Health Care Equipment & Supplies — 3.1%
Cantel Medical Corp.	17,020	1,907,431
STERIS plc	28,115	2,657,430
		4,564,861
Health Care Providers & Services — 2.2%
Envision Healthcare Corp. (a)	38,250	1,421,753
Quest Diagnostics, Inc.	17,930	1,814,516
		3,236,269
Hotels, Restaurants & Leisure — 6.0%
Boyd Gaming Corp.	75,700	2,513,997
Brinker International, Inc.	53,280	2,322,475
Six Flags Entertainment Corp.	35,190	2,225,416
Vail Resorts, Inc.	8,945	2,051,178
		9,113,066
Household Durables — 0.8%
Topbuild Corp. (a)	15,470	1,232,959
Insurance — 1.8%
Arthur J. Gallagher & Co.	38,550	2,698,115
Internet Software & Services — 1.2%
New Relic, Inc. (a)	27,120	1,895,417
IT Services — 7.5%
Black Knight, Inc. (a)	53,320	2,594,018
Gartner, Inc.(a)	14,390	1,745,363
Total System Services, Inc.	44,970	3,780,178
WEX, Inc. (a)	19,320	3,128,294
		11,247,853
Life Sciences Tools & Services — 2.0%
BIO-RAD Laboratories, Inc. (a)	8,930	2,265,630
Mettler-Toledo International, Inc. (a)	1,334	746,947
		3,012,577
Machinery — 3.0%
Crane Co.	26,920	2,251,589
Flowserve Corp.	50,810	2,256,472
		4,508,061
Media — 1.6%
Lions Gate Entertainment, Class B	61,130	1,407,213
Nexstar Media Group, Inc., Class A	16,260	1,012,185
		2,419,398
Oil, Gas & Consumable Fuels — 5.1%
Andeavor	28,270	3,910,306
Diamondback Energy, Inc. (a)	16,860	2,165,667
WPX Energy, Inc. (a)	92,210	1,575,869
		7,651,842

See notes to financial statements.	HSBC FAMILY OF FUNDS	21

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments — as of April 30, 2018 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value ($)
Pharmaceuticals — 4.3%
Jazz Pharmaceuticals plc (a)	18,469	2,808,026
Nektar Therapeutics (a)	25,610	2,142,533
The Medicines Co. (a)	51,290	1,543,316
		6,493,875
Professional Services — 6.3%
CoStar Group, Inc. (a)	10,108	3,706,199
IHS Markit Ltd. (a)	31,463	1,545,777
Robert Half International, Inc.	32,090	1,949,468
Transunion (a)	35,820	2,325,076
		9,526,520
Road & Rail — 2.9%
J. B. Hunt Transportation Services, Inc.	25,505	2,995,052
Old Dominion Freight Line, Inc.	10,260	1,373,404
		4,368,456
Semiconductors & Semiconductor Equipment — 1.2%
Advanced Micro Devices, Inc. (a)	74,950	815,456
MKS Instruments, Inc.	9,820	1,005,568
		1,821,024
Software — 6.5%
Ceridian HCM Holding, Inc. (a)	1,380	43,580
Fortinet, Inc. (a)	50,930	2,819,485
PTC, Inc. (a)	22,820	1,879,227
RealPage, Inc. (a)	53,640	2,869,740
Splunk, Inc. (a)	21,985	2,256,760
		9,868,792
Specialty Retail — 2.5%
Burlington Stores, Inc. (a)	18,490	2,511,866
Floor & Decor Holdings, Inc. (a)	23,740	1,319,707
		3,831,573
Technology Hardware, Storage & Peripherals — 1.5%
NCR Corp. (a)	75,390	2,319,750
Thrifts & Mortgage Finance — 1.3%
Essent Group Ltd. (a)	56,290	1,855,319
TOTAL COMMON STOCKS (COST $123,487,809)		149,229,935
TOTAL INVESTMENTS IN SECURITIES (Cost $123,487,809) — 98.9%		149,229,935
Other Assets (Liabilities) — 1.1%		1,657,804
NET ASSETS — 100%		$150,887,739
____________________

(a)	Represents non-income producing security.

22	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statement of Assets and Liabilities—as of April 30, 2018 (Unaudited)

HSBC
Opportunity
Portfolio
Assets:
Investment in securities, at value	$149,229,935
Dividends receivable	41,638
Receivable for investments sold	2,152,229
Prepaid expenses	28
Total Assets	151,423,830

Liabilities:
Cash overdraft	373,729
Accrued expenses and other liabilities:
Investment Management	31,262
Sub-Advisory	68,775
Administration	2,422
Accounting	3,327
Custodian	855
Professional	55,388
Other	333
Total Liabilities	$536,091

Net Assets Applicable to investors' beneficial interest	$150,887,739
Investments in securities, at cost	$123,487,809

See notes to financial statements.	HSBC FAMILY OF FUNDS	23

HSBC FAMILY OF FUNDS

Statement of Operations—For the six months ended April 30, 2018 (Unaudited)

HSBC
Opportunity
Portfolio
Investment Income:
Dividends	$556,890
Total Investment Income	556,890

Expenses:
Investment Management Fees	185,247
Sub-Advisory Fees	407,545
Administration	14,321
Accounting	20,986
Compliance Services	12,886
Custodian	10,992
Printing	602
Professional	67,923
Trustee	32,456
Other	8,987
Total Expenses	761,945

Net Investment Income/(Loss)	$(205,055)

Net Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investments	13,166,474
Change in unrealized appreciation/depreciation on investments	2,864,813

Net realized/unrealized gains/(losses) on investments	16,031,287
Change in Net Assets Resulting from Operations	$15,826,232

24	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	HSBC Opportunity Portfolio
	Six Months
	Ended	For the
	April 30, 2018	year ended
	(Unaudited)	October 31, 2017
Investment Activities:
Operations:
Net investment income/(loss)	$(205,055)	$(209,643)
Net realized gains/(losses) from investments	13,166,474	21,092,686
Change in unrealized appreciation/depreciation on investments	2,864,813	16,915,512
Change in net assets resulting from operations	15,826,232	37,798,555
Proceeds from contributions	9,389,369	4,637,280
Value of withdrawals	(12,185,031)	(55,806,665)
Charge in net assets resulting from transactions in investors' beneficial interest	(2,795,662)	(51,169,385)
Change in net assets	13,030,570	(13,370,830)

Net Assets:
Beginning of period	137,857,169	151,227,999
End of period	$150,887,739	$137,857,169

See notes to financial statements.	HSBC FAMILY OF FUNDS	25

HSBC OPPORTUNITY PORTFOLIO
Financial Highlights

		Ratios/Supplementary Data
				Ratio of Net	Ratio of
				Investment	Expenses
			Ratio of Net	Income	to Average
		Net Assets at	Expenses to	(Loss) to	Net Assets
	Total	End of Period	Average Net	Average Net	(Excluding Fee	Portfolio
	Return(a)	(000’s)	Assets(b)	Assets(b)	Reductions)	Turnover(a)
HSBC OPPORTUNITY PORTFOLIO
Six Months Ended April 30, 2018 (unaudited)	11.37%	$150,888	1.03%	(0.28)%	1.03%	29%
Year Ended October 31, 2017	29.79%	137,857	0.91%	(0.15)%	0.91%	80%
Year Ended October 31, 2016	(3.14)%	151,228	0.89%	(0.01)%	0.89%	96%
Year Ended October 31, 2015	(1.57)%	237,595	0.88%	(0.19)%	0.88%	63%
Year Ended October 31, 2014	12.26%	222,581	0.88%	(0.37)%	0.88%	66%
Year Ended October 31, 2013	34.84%	227,069	0.89%	0.17%	0.89%	70%

(a)	Not Annualized for periods less than one year.
(b)	Annualized for periods less than one year.

26 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited)

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of April 30, 2018, the Trust is composed of 11 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the HSBC Opportunity Portfolio (the “Portfolio”).

The Portfolio operates as a master fund in a master-feeder arrangement, in which the two feeder funds invest all or part of their investable assets in the Portfolio. The Agreement and Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolio.

The Portfolio is a diversified series of the Trust. Financial statements for all other funds of the Trust are published separately.

The following represents each feeder fund’s proportionate ownership interest in the Portfolio:

Proportionate
Ownership
Interest on
Feeder Fund	April 30, 2018 (%)
Opportunity Fund	6.8
Opportunity Fund (Class I)	93.2

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolio. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Trust believes the risk of loss to be remote.

The Portfolio is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Portfolio records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

HSBC FAMILY OF FUNDS 27

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts based on effective yield. Dividend income is recorded on the ex-dividend date.

The Portfolio makes an allocation of its investment income, expenses and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio on the date of such accrual or gain/loss.

Restricted Securities and Illiquid Securities:

The Portfolio may invest in restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board. Therefore, not all restricted securities are considered illiquid. To the extent that the Portfolio purchases securities that are restricted as to resale or for which current market quotations are not available, such securities will be valued based upon all relevant factors as outlined in Securities and Exchange Commission (“SEC”) Financial Reporting Release No. 1. Disposal of restricted securities may involve time consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio.

Allocations:

Expenses directly attributable to the Portfolio are charged to the Portfolio. Expenses not directly attributable to the Portfolio are allocated among the Portfolio and applicable series within the Trust in relation to the net assets of each fund, equally to each fund, or another appropriate basis.

Federal Income Taxes:

The Portfolio is treated as a partnership for U.S. federal income tax purposes. Accordingly, the Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, feeder funds are allocated for tax purposes their respective share of the Portfolio’s ordinary income and realized gains or losses. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies.

Management of the Portfolio has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

28 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

3. Investment Valuation Summary

The valuation techniques employed by the Portfolio, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Portfolio’s investments are summarized in the three broad levels listed below:

●	Level 1—quoted prices in active markets for identical assets

●	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

●	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. There were no transfers during the six-month period ended April 30, 2018.

Exchange traded domestic equity securities are valued at the last sale price on a national securities exchange (except the NASDAQ Stock Market), or in the absence of recorded sales, at the readily available closing bid price on such exchanges. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price on the date of valuation. Domestic equity securities that are not traded on an exchange are valued at the quoted bid price in the over-the-counter market. These securities are typically categorized as Level 1 in the fair value hierarchy.

Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Investments in other mutual funds are valued at their net asset values (“NAVs”), as reported by such mutual funds and are typically categorized as Level 1 in the fair value hierarchy.

Securities or other assets for which market quotations or an independent pricing service evaluation are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by the Portfolio include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

As of April 30, 2018, all investments were categorized as Level 1 in the fair value hierarchy. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments.

HSBC FAMILY OF FUNDS 29

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolio. As Investment Adviser, HSBC manages the investments of the Portfolio and continuously reviews, supervises, and administers the Portfolio’s investments pursuant to an Investment Advisory Contract. Westfield Capital Management Company, L.P. (“Westfield”) serves as subadviser for the Portfolio and is paid for its services directly by the Portfolio.

For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Portfolio’s average daily net assets. Currently, the Investment Adviser’s contractual fee is 0.25% and Westfield’s contractual fee is 0.55%.

Administration, Fund Accounting and Other Services:

HSBC also serves the Portfolio as Administrator. Under the terms of the Administration Services Agreement, HSBC receives from the Portfolio (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate (%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0265
In excess of $50 billion	0.0245

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust, however, the assets of the funds of the HSBC Funds that invest in the Portfolio are not double-counted. For the six-month period ended April 30, 2018, the effective annualized rate was 0.038%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trust. For assets invested in the Portfolio by the HSBC Funds, the Portfolio pays half of the administration fee and the feeder funds pay half of the administration fee, for a combination of the total fee rate set forth above.

Pursuant to a Sub-Administration Services Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

Under a Services Agreement between the Trust and Citi (the “Services Agreement”), Citi makes an individual available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Under the Services Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the Services Agreement, the Trust paid Citi $156,958 for the six-month period ended April 30, 2018, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by the Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

In addition, Citi provides fund accounting services for the Portfolio under the Services Agreement. For its services to the Portfolio, Citi receives an annual fee per portfolio, including reimbursement of certain expenses that are accrued daily and paid monthly. Citi receives additional fees paid by the Trust for regulatory administration services.

30 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Board. The Independent Trustees also receive a fee for each regular, special in-person, and telephonic meeting of the Board of Trustees attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

Other:

The Portfolio may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser. For the six-month period ended April 30, 2018, the Portfolio did not purchase any such securities.

The Adviser and its affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Portfolio invest.

5. Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the six-month period ended April 30, 2018 were as follows:

	Purchases ($)	Sales ($)
Opportunity Portfolio	42,433,185	47,849,550

6. Federal Income Tax Information:

At April 30, 2018, the cost basis of  investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Opportunity Portfolio	123,963,697	29,781,489	(4,515,251)	25,266,238
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Investment Risks:

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Portfolio’s performance. The Portfolio may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies; however, even if such hedging techniques are employed, there is no assurance that they will be successful.

Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of equity securities may fluctuate drastically from day to day.

Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities. Foreign securities, including those of emerging and frontier market issuers, are subject to additional risks, including international trade, political and regulatory risks.

8. Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of April 30, 2018.

HSBC FAMILY OF FUNDS 31

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not “interested persons” of the fund or the investment adviser, as defined in the 1940 Act (the “Independent Trustees”), review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Board of Trustees (the “Board”) of HSBC Funds (the “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trust (each, a “Fund”) and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Annual Continuation of Advisory and Sub-Advisory Agreements

The Independent Trustees met separately on November 2, 2017 (in person), and the Board met on December 14, 2017 (in person) (each, a “Meeting,” and together, the “Meetings”) to consider, among other matters, the approval of the continuation of the: (i) Investment Advisory Contract and related Supplements (“Advisory Contracts”) between the Trust and the Adviser and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts” and, together with the Advisory Contracts, the “Agreements”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) on behalf of one or more of the Funds.

Prior to the Meetings, the Independent Trustees requested, received and reviewed information to help them evaluate the terms of the Agreements. This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance, including comparative data provided by Strategic Insight; (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including comparison with the advisory fees paid by other similar funds based on materials provided by Strategic Insight; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds provided by Strategic Insight; (vii) the profitability of the Adviser and certain of the Sub-Advisers; (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers; (ix) regulatory developments, including rulemaking initiatives of the U.S. Securities and Exchange Commission (“SEC”); and (x) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements.

The Independent Trustees were separately advised by independent counsel throughout the process, and met with independent counsel in periodic executive and private sessions at which no representatives of management were present, including during the November 2, 2017 Meeting. Prior to voting to continue the Agreements, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements.

The Board, including the Independent Trustees, considered and reviewed, among other things: (i) the information provided in advance of the Meetings; (ii) the Funds’ investment advisory arrangements and expense limitation agreements with the Adviser; (iii) the Trust’s arrangements with the unaffiliated Sub-Adviser to the Trust, Westfield Capital Management Company, LP (“Westfield”); (iv) the Trust’s arrangements with the affiliated Sub-Advisers to the Trust, HSBC Global Asset Management (UK) Limited, HSBC Global Asset Management (France) Limited and HSBC Global Asset Management (Hong Kong) Limited; (v) the fees paid to the Adviser pursuant to the Trust’s agreements with the Adviser for the provision of various non-advisory services, including the Administration Agreement, Support Services Agreement and Operational Support Services Agreement, and the terms and purpose of these agreements and comparative information about services and fees of other peer funds; (vi) regulatory considerations; (vii) the Adviser’s multi-manager function and the level of oversight services provided to the HSBC Opportunity Portfolio; (viii) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (ix) the Adviser’s profitability and direct and indirect expenses; and (x) additional information provided by the Adviser at the request of the Independent Trustees, following the November 2, 2017 Meeting.

In addition, the Board took into consideration its overall experience with the Adviser and the Sub-Advisers, and its experience with them during the prior year, as well as information contained in the various written and oral reports provided to the Board, including but not limited to quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from portfolio managers, product managers

32	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (Unaudited) (continued)

and other senior employees of the Adviser and certain of the Sub-Advisers. As a result of this process, at the in-person meeting held on December 14, 2017, the Board unanimously agreed to approve the continuation of the Agreements with respect to each Fund. The Board reviewed materials and made their respective determinations on a Fund-by-Fund basis.

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Board, including the Independent Trustees, examined the nature, quality and extent of the investment advisory services provided (or to be provided) by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel.

The Board, including the Independent Trustees, also considered: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the assets of the HSBC Family of Funds; (iv) the Adviser’s ongoing commitment to implement rulemaking initiatives of the SEC, including the SEC’s liquidity risk management and data modernization rules and rule amendments; (iv) the business strategy of the Adviser and its parent company and their financial and other resources that are committed to the Funds’ business; (v) the capabilities and performance of the Adviser’s portfolio management teams and other personnel; and (vi) the support, in terms of personnel, allocated by the Adviser to the Funds.

With respect to the Money Market Funds, the Board also considered the additional yield support, in the form of additional expense reductions, provided by the Adviser and its affiliates to maintain a competitive yield for the Money Market Funds, and noted the impact of these subsidies and waivers had on the profitability of the Adviser. In addition, the Board considered the Adviser’s plans for seeking alternative liquidity options on behalf of the Money Market Funds, including the use of third-party money market funds. Also, the Board considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

The Board, including the Independent Trustees, also examined the nature, quality and extent of the services that the Sub-Advisers provide (or will provide) to their respective Funds. In this regard, the Board considered the investment performance, as described below, and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors.

Based on these considerations, the Board, including the Independent Trustees, concluded that the nature, quality and extent of the services provided by the Adviser and Sub-Advisers supported continuance of the Agreements.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Board, including the Independent Trustees, considered the investment performance of each Fund (except the HSBC Economic Scale Index Emerging Markets Equity Fund, which had not commenced investment operations at the time of the Meetings) over various periods of time, as compared to one another as well as to comparable peer funds, one or more benchmark indices and other accounts managed by the Adviser and Sub-Advisers.

In the context of the HSBC Opportunity Portfolio, the Board discussed Fund expenses, including the sub-advisory fees paid to Westfield, recent performance, recent performance as compared to the competitive peers of the HSBC Opportunity Portfolio, Westfield’s efforts to obtain best execution, and volatility information.

In the context of the HSBC Emerging Markets Debt Fund, HSBC Frontier Markets Fund, HSBC Total Return Fund, HSBC Asia ex-Japan Smaller Companies Equity Fund, HSBC Global Equity Volatility Focused Fund, HSBC Global High Yield Bond Fund, and HSBC Global High Income Bond Fund, the Board evaluated each Fund’s performance against the comparative data provided by Strategic Insight. The Independent Trustees also considered the Adviser’s commentary on this comparative data.

The Board also considered each Fund’s current expense ratios compared to its peers, and the current asset size of each Fund.

For the Money Market Funds, the Board considered the additional yield support that the Adviser had provided in order for the Money Market Funds to maintain positive yield and performance, and that the returns of the Funds were similar to their competitors.

HSBC FAMILY OF FUNDS	33

HSBC FAMILY OF FUNDS
Investment Adviser Contract Approval (Unaudited) (continued)

The Board, including the Independent Trustees, considered the Adviser’s commitment to continue to evaluate and undertake actions to help generate competitive investment performance. The Board, including the Independent Trustees, concluded that under the circumstances, the investment performance of each Fund was such that each Agreement should continue.

Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Board, including the Independent Trustees, considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Board considered the Adviser’s profitability and costs, including, but not limited to, an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Board also considered the contractual advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Strategic Insight. The Board determined that, although some competitors had lower fees than the Funds, in general, the Fund’s advisory fees were reasonable in light of the nature and quality of services provided, noting the resources, expertise and experience provided to the Funds by the Adviser and Sub-Advisers.

The Board also considered information comparing the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser.

The Board further considered the costs of the services provided by the Sub-Advisers, as available; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Opportunity Portfolio, the Board considered the sub-advisory fee structures, and any applicable breakpoints. In addition, the Board discussed the distinction between the services provided by the Adviser to HSBC Funds with sub-advisers pursuant to the Advisory Contracts and the services provided by the Sub-Advisers pursuant to the Sub-Advisory Contracts. The Board also considered information on profitability where provided by the Sub-Advisers.

The Board, including the Independent Trustees, concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were reasonable in light of the factors set forth above.

Other Relevant Considerations. The Board, including the Independent Trustees, also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Board also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds and noted the Adviser’s entrepreneurial commitment to the Funds. In addition, the Board considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

In approving the renewal of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Funds. The Board evaluated all information available to them on a Fund-by-Fund basis, and their decisions were made separately with respect to each Fund. In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the Meeting (including a separate unanimous vote of the Independent Trustees present in person at the Meeting) approved the continuation of each Agreement.

34	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2018 (Unaudited)

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	11/1/17	4/30/18	11/1/17 - 4/30/18	11/1/17 - 4/30/18
Opportunity Portfolio	$1,000.00	$1,113.70	$5.40	1.03%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	11/1/17	4/30/18	11/1/17 - 4/30/18	11/1/17 - 4/30/18
Opportunity Portfolio	$1,000.00	$1,019.69	$5.16	1.03%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS	35

HSBC FAMILY OF FUNDS
Other Information (Unaudited)

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

36	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISER

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 8106
Boston, MA 02266-8106
1-800-782-8183

TRANSFER AGENT

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

DISTRIBUTOR

Foreside Distribution Services, L.P.
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-SAR-RTL-0618	6/18

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Semi-Annual Report
April 30, 2018

GLOBAL FUNDS	Class A	Class I
HSBC Emerging Markets Debt Fund	HCGAX	HCGIX
HSBC Frontier Markets Fund	HSFAX	HSFIX
HSBC Asia ex-Japan Smaller Companies Equity Fund	HAJAX	HAJIX
HSBC Global High Yield Bond Fund	HBYAX	HBYIX
HSBC Global High Income Bond Fund	HBIAX	HBIIX
HSBC Euro High Yield Bond Fund (USD Hedged)	HEYAX	HEYIX

HSBC Family of Funds
Semi-Annual Report - April 30, 2018 (Unaudited)

Glossary of Terms	2
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	16

Schedules of Portfolio Investments

HSBC Emerging Markets Debt Fund	19
HSBC Frontier Markets Fund	29
HSBC Asia ex-Japan Smaller Companies Equity Fund	31
HSBC Global High Yield Bond Fund	34
HSBC Global High Income Bond Fund	44
HSBC Euro High Yield Bond Fund (USD Hedged)	57
Statements of Assets and Liabilities	62
Statements of Operations	66
Statements of Changes in Net Assets	68
Financial Highlights	74
Notes to Financial Statements	80
Investment Adviser Contract Approval	104
Table of Shareholder Expenses	107
Other Information	109

Glossary of Terms

Bloomberg Barclays High Income Bond Composite Index is a customized index that is close to equally weighted across US, Euro and Emerging Markets. The Index is comprised of the following indices: Bloomberg Barclays USD Unhedged Emerging Markets Aggregate Index (35%), Bloomberg Barclays U.S. High Yield Ba Index (15%), Bloomberg Barclays U.S. Credit Baa Index (20%), Bloomberg Barclays EuroAgg Corporate Baa USD Hedged Index (15%), and Bloomberg Barclays Pan Euro HY (Euro) BB Rating Only USD Hedged Index (15%).

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Emerging Markets Debt Composite Index is a blended index comprised of J.P. Morgan Emerging Markets Bond Index Global (50%) and J.P. Morgan Government Bond Index–Emerging Markets Global Diversified (50%).

Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

ICE BofA Merrill Lynch BB-B Euro High Yield Constrained (USD Hedged) Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB1 through B3 based on an average of Moody’s, S&P and Fitch), but caps issuer exposure at 3%.

ICE BofA Merrill Lynch BB-B Global High Yield Constrained Index tracks the performance of the United States Dollar, Canadian Dollar, British Pound, and Euro denominated below investment-grade corporate debt publicly issued in the major domestic or Eurobond markets.

J.P. Morgan Emerging Markets Bond Index Global tracks returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds, and local market instruments.

J.P. Morgan Government Bond Index-Emerging Markets Global Diversified is a comprehensive global emerging markets fixed income index that consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

MSCI All Country Asia ex Japan Small Cap Index is a free float-adjusted market capitalization-weighted small call index of the stock markets of two developed markets countries: Hong Kong and Singapore, and nine emerging markets countries: China, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Taiwan and Thailand.

MSCI Emerging Markets (“MSCI EM”) Index captures the large- and mid-cap representation across 24 emerging markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI Europe Australasia and Far East (“MSCI EAFE”) Index captures the large- and mid-cap representation across the following developed markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The index consists of 29 frontier markets country indices.

MSCI Select Frontier and Emerging Markets Capped Index is a version of the MSCI Frontier Index (capped), which also includes raises the initial cap of the 6 crossover countries to 30% and includes Qatar and United Arab Emirates.

Russell 2000® Index is an index that measures the performance of approximately 2,000 small-cap companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the U.S.

Standard & Poor’s 500 (“S&P 500”) Index is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2	HSBC FAMILY OF FUNDS

Commentary From the Investment Manager (Unaudited)
HSBC Global Asset Management (USA) Inc.

Global Economic Review

A prolonged period of synchronized global economic expansion continued through the six-month period between November 1, 2017 and April 30, 2018, even as equity markets transitioned into a more volatile phase in early 2018. Economic growth in some major economies showed signs of slowing, but overall the fundamentals of the global economy remained relatively healthy across a broad range of sectors and regions. Robust activity in manufacturing and global trade continued to be primary drivers of global economic expansion.

Equity markets soared during the first few months of the period, prolonging a year of steady gains. Volatility in stocks returned in February with an abrupt correction and subsequent swings up and down. By the end of the period, the S&P 500 Index1 gave back many of its early gains, ending the period slightly higher—but down 7% from its January highs. Most other major market indices in developed markets also ended the period slightly higher after an up and down start to 2018.

The beginning of the period was marked by strong corporate fundamentals, low inflation and supportive monetary policy. In the U.S., regulatory rollbacks, positive earnings growth and passage of business-friendly tax reform legislation stirred optimism among investors, eventually driving stocks to record highs in an intense January rally.

However, developments during the final months of the period led stocks to swing abruptly in the opposite direction. One factor that caused the sharp pullback was increasing concerns over global trade protectionism following President Trump’s announcements of tariffs on imports. Geopolitical uncertainties surrounding North Korea and Iran, softening economic growth in Europe and Japan and regulatory concerns about major technology companies also fueled market volatility and led stocks lower in February and March.

U.S. economic growth picked up slightly during the period. Economic data in the U.S. continued to indicate solid fundamentals. Rising household wealth stimulated strong consumer spending and higher consumer confidence. Business investment showed signs of improving after two years of disappointing growth and strong global growth continued to boost U.S. exports. Data on housing starts and sales showed relatively strong activity despite concerns that rising interest rates could dampen the market.

U.S. gross domestic product (GDP1) grew at a rate of 2.9% in the fourth quarter of 2017. A preliminary estimate puts GDP growth at 2.3% for the first quarter of 2018.

Most economists agreed that the U.S. labor market reached full employment, meaning that nearly all individuals able and willing to work were employed. The unemployment rate dropped to 3.9% during the last month of the period, reaching its lowest level since 2000. Wages trended higher, though the rate of growth remains sluggish.

Tax reform legislation signed into law by President Trump in December may drive U.S. economic growth and boost corporate profits. However, the magnitude of the legislation’s positive impact on economic growth was limited as it was passed in the relatively late stages of the current business cycle. Nevertheless, investors were encouraged by the prospect that lower taxes and access to offshore cash could create opportunities for companies to pursue stock buybacks, pay dividends or engage in mergers and acquisitions.

The eurozone experienced a modest slowdown in economic activity late in the period after strong growth in 2017. This can be attributed in part to political and economic developments, including chaotic general elections in Italy, lingering tensions in Spain over Catalonian independence and Brexit-related uncertainties. Exports and industrial production were also both fairly weak, particularly in Germany. Labor markets in the eurozone continued to improve, with unemployment hitting a 10-year low during the last month of the period under review.

The Japanese economy experienced its first quarter of slowing economic growth in two years. The contraction was largely attributed to lower private consumption and weak export demand. Economic data also suggested a slowdown of industrial activity in the first quarter of 2018. Inflation rose steadily in Japan during the period under review and the labor market looked healthier than it has since the 1990s.

The Chinese economy continued to grow at a steady rate, consistent with its pace over the previous year. Consumption played a primary role in driving growth, with online retails sales booming. Strong output from the Chinese technology sector also helped drive growth. The U.S. announcement of tariffs on Chinese imports raised the prospect of a trade war between the two highly-interconnected economic superpowers. The immediate impact of the tariffs was fairly muted, however.

Economic growth in emerging markets sustained its momentum throughout the period. Brazil’s economy emerged from recession as its policymakers launched an ambitious reform agenda. Economic data suggested the fundamentals of Mexico’s economy were healthy.

The U.S. Federal Reserve (the Fed) raised its federal funds rate twice during the six-month period, motivated in large part by rising inflation. The Fed signaled its moves well in advance, so the increases in December 2017 and March 2018 were anticipated.

Market review

U.S. equities experienced high volatility during the six-month period under review, but ultimately ended slightly higher. More than a year of steady gains ended with a sell-off in February that was followed by months of uneven performance.

The S&P 500 Index of large company stocks ended the period 2.66% higher. The Russell 2000® Index1 of small company stocks climbed 3.29%.

U.S. stocks generally outperformed international markets during the period. The MSCI EM Index1 ended the period up 3.14%. The MSCI EAFE Index1 of developed market international stocks gained 1.70% for the period.

Steady economic growth and tightening monetary policy kept pressure on the fixed income market. The Bloomberg Barclays U.S. Aggregate Bond Index1 total return, which tracks the broad investment-grade fixed income market, posted a 1.87% loss. Meanwhile, yields on U.S. government securities rose and the yield curve flattened. The gap between short- and long-term Treasury yields was narrower than it had been in more than a decade, and 10-year Treasuries hit their highest level in four years.

1	For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS	3

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Debt Fund (Class A Shares and Class I Shares)

by Nishant Upadhyay, Senior Vice President, Head of Emerging Markets Debt Portfolio Management
Zeke Diwan, Senior Vice President/Senior Portfolio Manager
Billy Lang, Vice President/Portfolio Manager

The HSBC Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in fixed income instruments of issuers that economically are tied to emerging markets. The Fund will invest in instruments issued by foreign governments, government agencies and corporations. The Fund generally invests in both U.S. dollar denominated instruments as well as emerging market local currency denominated instruments.

Investment Concerns

There is no assurance that a portfolio will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Portfolios may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging markets countries are greater than the risks generally associated with foreign investments. Fixed income securities are subject to credit and interest rate risk. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. In a declining interest rate environment, the portfolio may generate less income. In a rising interest rate environment, bond prices may fall. Investments in high-yield securities are often considered speculative investments and have significantly higher credit risk than investment-grade securities. The prices of high-yield securities, which may be less liquid than higher-rated securities, may be more vulnerable to adverse market, economic or political conditions. Non-diversified funds focus investments in a small number of issuers, industries, foreign currencies or particular countries or regions, which increase the risks associated with a single economic, political, or regulatory occurrence. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2018, the Fund returned 0.43% (without sales charge) for the Class A Shares and 0.71% for the Class I Shares. That compared to a 1.10% total return for the Fund’s benchmark, the Emerging Markets Debt Composite Index, and -2.87% return for the J.P. Morgan Emerging Markets Bond Index Global1 (a hard currency index) and a 5.15% return for the J.P. Morgan Government Bond Index–Emerging Markets Global Diversified Index1 (a local currency index), for the same period.

Portfolio Performance

Emerging markets (EM) debt generated mixed returns during the six-month period, as EM hard currency assets underperformed EM local debt assets by a significant margin. EM hard currency assets struggled as spreads between EM and U.S. Treasuries widened, driving up yields. Increased market volatility increased investor concerns, which slowed investments in the asset class and drove down prices. EM local debt assets fared better than their hard currency counterparts, however, as they benefited from a decline in the value of the U.S. dollar.

The Fund underperformed its blended benchmark for the period. Within EM hard currency, underweight allocations to high quality, low beta investment grade countries, including China, Malaysia, Poland and Lithuania, weighed on relative performance. Within the high yield segment, the largest detractor was the overweight positioning to Argentina, as risk assets struggled in this area amid disappointing inflation data and technical pressures from new issuances. Off-benchmark exposure to EM hard currency corporate debt also dragged on performance.†

Within EM local debt, the largest detractor to relative returns was the underweight allocation to the South African rand, as the currency rallied following President Zuma’s removal. An overweight allocation to Turkey hurt relative returns, as risk assets struggled amid poor inflation data and heightened geopolitical tensions.†

The Fund benefited from security selection in its high yield hard currency exposure. Security selection in Egypt, Nigeria and Kenya added to relative results, as new bond issues in these countries were very well subscribed and bond prices rallied. An underweight allocation to investment grade bonds from countries with larger duration profiles, such as Uruguay and Peru, also contributed to positive returns.†

Among EM local debt assets, a tactical overweight exposure to Mexican local rates benefited the Fund’s performance. The overweight allocation to the Colombian peso generated gains, as did tactical exposure to the Chilean peso.

The Fund benefited from the use of derivatives during the period, including forward foreign exchange contracts and, in particular, the portfolio’s credit default swap overlay, which generated outperformance as spread levels rose at the beginning of 2018. The Fund also used futures contracts during the period, but these did not have a material impact on performance.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4	HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Debt Fund

			Average Annual			Expense
Fund Performance			Total Return (%)			Ratio (%)[2]
	Inception	Six	1	5	Since
As of April 30, 2018*	Date	Months**	Year	Year	Inception	Gross	Net
HSBC Emerging Markets Debt Fund Class A1	4/7/11	-4.38	-1.99	1.69	4.59	2.04	0.85
HSBC Emerging Markets Debt Fund Class I	4/7/11	0.71	3.35	3.04	5.69	1.69	0.50
Emerging Markets Debt Composite Index[3]	—	1.10	4.26	0.56	3.04	N/A	N/A
J.P. Morgan Emerging Markets Bond Index Global[3]	—	-2.87	0.19	2.98	5.64	N/A	N/A
J.P. Morgan Government Bond Index–Emerging Markets Global Diversified[3]	—	5.15	8.38	-1.92	0.37	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2019.

*	Prior to April 7, 2017, the Fund’s investments were primarily comprised of U.S. dollar denominated instruments issued by foreign governments and corporations. Accordingly, performance information prior to that date reflects the Fund’s former investment strategies, and future performance will vary.
**	Aggregate total return.
1	Reflects the maximum sales charge of 4.75%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2018. HSBC Global Asset Management (USA) Inc., the Adviser, has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 0.85% and 0.50% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2019. Additional information pertaining to the April 30, 2018 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the Emerging Markets Composite Index, which is a blend of J.P. Morgan Emerging Markets Bond Index Global (50%) and J.P. Morgan Government Bond Index–Emerging Markets Global Diversified (50%). The J.P. Morgan Emerging Markets Bond Index Global tracks returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds, and local market instruments. The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified is a comprehensive global emerging markets fixed income index that consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The performance of the indexes does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS	5

Portfolio Reviews (Unaudited)
HSBC Frontier Markets Fund (Class A Shares and Class I Shares)

by Ramzi Sidani, Lead/Senior Portfolio Manager

The HSBC Frontier Markets Fund (the “Fund”) seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in issuers located in “frontier market countries.” The term “frontier market countries” encompasses those countries that are at an earlier stage of economic, political, or financial development, even by emerging markets standards.

Investment Concerns

There is no assurance that a portfolio will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Portfolios may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Equity investments fluctuate in value based on changes to an individual company’s financial condition and overall market conditions. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging markets countries are greater than the risks generally associated with foreign investments. Investing in smaller companies is more risky and volatile than investing in larger companies. Frontier markets countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The Fund will invest more than 25% of its total assets in securities issued by companies in the financial services group of industries. Accordingly, the Fund will be more susceptible to developments that affect such industries than other funds that do not concentrate their investments. Exposure to commodities markets, including investments in companies in commodity-related industries, may subject the Fund to greater volatility than investments in traditional securities. Overall market movements and factors specific to a particular industry or commodity may affect the value of commodity-related investments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Funds’ original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2018, the Fund returned 3.45% (without sales charge) for the Class A Shares and 3.62% for the Class I Shares. That compared to a 6.31% total return for the Fund’s benchmark, the MSCI Frontier Markets Index, and a 8.03% for the MSCI Select Frontier and Emerging Markets Capped Index1.

Portfolio Performance

Frontier markets performed relatively well during the period, supported by a recovery in global growth and a rebound in oil prices. Continued domestic policy improvements and market reforms across frontier countries also helped performance.

Within frontier markets, there was a wide dispersion in returns over the period, with Kazakhstan (+36.32%) and Vietnam (+35.79%) posting strong returns, while Mauritius (-12.86%) and Argentina (-8.56%) lagged.

The Fund underperformed its reference index due in large part to negative effects from country allocations. The Fund’s relative underweight to Vietnam detracted as the country rose sharply amid a positive macroeconomic environment and increased initial public offering (IPO) activity. The overweight to the United Arab Emirates also weighed on relative results as the corruption crackdown in Saudi Arabia hurt investor sentiment toward Gulf Cooperation Council markets. Off-benchmark exposure to Donaco International, (0.56% of net assets) a Cambodia-based leisure and entertainment company, detracted as the company reported lower revenues due to a reduction in junket trips.†

The Fund’s holdings in Egypt helped offset some of these losses, particularly investments in TMG Holdings (3.60%), Juhayna Food Industries (3.13%), and Centamin PLC (3.86%). Egyptian equities experienced a strong market rally supported by multiple economic catalysts, including plans for many government-owned companies to file IPOs, the presidential elections and the Central Bank’s decision to cut interest rates. Additionally, TMG Holdings reported good financial results and news of investment in a new capital project. Centamin, whose principal asset is a gold mine in Egypt, benefitted from a rise in gold prices.†

We continue to maintain a positive outlook on frontier markets. We believe these markets continue to offer attractive opportunities to invest in local companies benefiting from domestic economic development that should drive corporate profit growth.

We are mindful of the risks in the current environment. While most of them originate from outside frontier markets, they could lead to increased near-term market volatility. These risks include concerns around future tightening by the U.S. Federal Reserve, potential for increased trade protectionism, the economic transition in China and the strength of the global economy as a whole. Geopolitical uncertainty also poses risks.

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6	HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Frontier Markets Fund

			Average Annual			Expense
Fund Performance			Total Return (%)			Ratio (%)[2]
	Inception	Six			Since
As of April 30, 2018	Date	Months*	1 Year	5 Year	Inception	Gross	Net
HSBC Frontier Markets Fund Class A1	9/6/11	-1.70	7.41	5.87	8.51	3.89	1.85
HSBC Frontier Markets Fund Class I	9/6/11	3.62	13.46	7.33	9.73	3.54	1.50
MSCI Frontier Markets Index[3]	—	6.31	22.15	7.59	8.07	N/A	N/A
MSCI Select Frontier and Emerging Markets Capped Index[3]	—	8.03	17.43	5.59	6.91	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2020.

*	Aggregate total return.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2018. HSBC Global Asset Management (USA) Inc., the Adviser, has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.85% and 1.50% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2020. Additional information pertaining to the April 30, 2018 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the MSCI Frontier Markets Index and the MSCI Select Frontier and Emerging Markets Capped Index. The MSCI Frontier Markets Index is a free float-adjusted market capitalization index that captures large- and mid-cap representation across 29 Frontier Markets. The MSCI Select Frontier & Emerging Markets Index is a version of the MSCI Frontier Emerging Markets Index (capped) that raises the initial cap of the 6 “cross-over” countries to 30% and includes Qatar and UAE. The MSCI Frontier Emerging Markets Index (capped) is a capped version of the MSCI Frontier Emerging Markets Index, and there is an initial cap of 25% for the combined weight of the 5 “cross-over” countries. There is an initial cap of 10% for any other country. The indexes are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS	7

Portfolio Reviews (Unaudited)
HSBC Asia ex-Japan Smaller Companies Equity Fund (Class A Shares and Class I Shares)

by Elina Fung, Investment Director of Equities/Lead Portfolio Manager
Alex Kwan, Associate Director of Asia Pacific Equities/Co-Portfolio Manager

The HSBC Asia ex-Japan Smaller Companies Equity Fund (the “Fund”) seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity of, and equity-related instruments related to, smaller companies that are economically tied to Asia (excluding Japan).

Investment Concerns

There is no assurance that a portfolio will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Portfolios may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Equity investments fluctuate in value based on changes to an individual company’s financial condition and overall market conditions. The Fund’s performance is expected to be closely tied to the social, political, economic, and regulatory developments within Asia and to be more volatile than the performance of a more geographically diversified mutual fund. Moreover, the economies of countries in Asia, including China, differ from the U.S. economy in several ways, including the rate of growth, reliance on a small number of industries or natural resources, rates of inflation, capital reinvestment, and balance of payments position. As export-driven economies, the economies of these countries are affected by developments in the economies of their principal trading partners, including the U.S. Furthermore, flooding, monsoons, and other natural disasters also can significantly affect the value of investments. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments. Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance. Investing in smaller companies is more risky and volatile than investing in large companies. Because the Fund invests in a single region, its shares do not represent a complete investment program and are subject to greater risk of loss as a result of adverse economic business or other developments affecting that region. As a geographically concentrated fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies because of concentration in a specific region. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2018, the Fund returned 2.63% (without sales charge) for the Class A Shares and 2.83% for the Class I Shares. That compared to a 4.75% total return for the Fund’s benchmark, the MSCI All Country Asia ex Japan Small Cap Index1, for the same period.

Portfolio Performance

Asian equity markets posted moderate gains for the period under review. Asian markets finished strong in 2017 supported by a positive earnings outlook, robust economic activity, and high liquidity in the region. January 2018 saw a continuation of the 2017 trends, with Chinese markets, in particular, extending their gains due to strong net flows and positive investor sentiment. However, markets began declining in February amid concerns over higher inflation and rate hikes by the U.S. Federal Reserve. Equities in India were weak because of the introduction of long-term capital gains tax on equities and a fraud case that affected the Punjab National Bank. In March, investor sentiment across the region fell following the announcement of U.S. tariffs on steel and aluminum, which sparked fears of retaliatory measures and escalating trade tensions. Yet performance at the end of the period was flat, as robust economic data balanced concerns over trade tensions.

The Fund’s relative underperformance was driven largely by stock selection in the industrials sector, particularly companies in the electric vehicle supply chain. An underweight allocation to Korean stocks also dragged on performance as Korea was the top-performing small-cap market during the period given the positive investor sentiment in its healthcare sector.†

Stock selection in the technology, real estate, financials, and energy sectors made positive contributions to relative performance. A specialist hardware company based in Taiwan was among the top performers due to a supply chain disruption that increased its pricing power.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8	HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Asia ex-Japan Smaller Companies Equity Fund

			Average Annual		Expense
Fund Performance			Total Return (%)		Ratio (%)[2]
	Inception	Six	1	Since
As of April 30, 2018	Date	Months*	Year	Inception	Gross	Net
HSBC Asia ex-Japan Smaller Companies Equity Class A1	11/11/14	-2.48	12.00	9.62	5.18	1.32
HSBC Asia ex-Japan Smaller Companies Equity Class I	11/11/14	2.83	18.31	11.66	4.83	0.97
MSCI All Country Asia ex Japan Small Cap Index[3]	—	4.75	17.07	6.25	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2019.

*	Aggregate total return.
1	Reflects the maximum sales charge of 5.00%.
2

Reflects the expense ratio as reported in the prospectus dated February 28, 2018. HSBC Global Asset Management (USA) Inc., the Adviser, has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.25% and 0.90% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2019. The expense ratios reflected include acquired fund fees and expenses. Additional information pertaining to the April 30, 2018 expense ratios can be found in the financial highlights.

3	For additional information, please refer to the Glossary of Terms.

The MSCI All Country Asia ex Japan Small Cap Index is a free float-adjusted market capitalization-weighted small-cap index of the stock markets of two developed markets, Hong Kong and Singapore, and nine emerging markets: China, India, Indonesia, Malaysia, Pakistan, Philippines, Korea, Taiwan and Thailand. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS	9

Portfolio Reviews (Unaudited)
HSBC Global High Yield Bond Fund
(Class A Shares and Class I Shares)

by Mary Bowers, Senior Portfolio Manager
Rick Liu, CFA/Portfolio Manager
Nishant Upadhyay, Senior Vice President/Portfolio Manager

The HSBC Global High Yield Bond Fund (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a globally diversified portfolio of high-yield securities.

Investment Concerns

There is no assurance that a portfolio will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Portfolios may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging markets countries are greater than the risks generally associated with foreign investments. Fixed income securities are subject to credit and interest rate risk. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. In a declining interest rate environment, the portfolio may generate less income. In a rising interest rate environment, bond prices may fall. Investments in high-yield securities are often considered speculative investments and have significantly higher credit risk than investment-grade securities. The prices of high-yield securities, which may be less liquid than higher rated securities, may be more vulnerable to adverse market, economic or political conditions. Convertible securities entail risks associated with equity securities (whose value can fluctuate based on changes in a company’s financial condition or overall market conditions); investments in convertible securities are subject to the risks associated with fixed-income securities. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2018, the Fund returned -0.74% (without sales charge) for the Class A Shares and -0.49% for the Class I Shares. That compared to a -0.33% total return for the Fund’s benchmark, the BofA Merrill Lynch BB-B Global High Yield Constrained Index1, for the same period.

Portfolio Performance

After facing some volatility in November, risk assets rallied in December and January, driven by continued global growth and successful tax reform efforts by U.S. lawmakers. Europe saw continued economic growth during this period, including a six-year high for a key manufacturing indicator. Volatility returned in February, however, as markets were jolted by concerns over inflation and the U.S. administration’s protectionist policies. In addition, global economic growth appeared to have moderated in the first few months of 2018. In particular, the Eurozone, U.K., and Japanese economies softened somewhat during the first quarter of 2018. However, this slowdown appears to be temporary as general growth remains on trend.

U.S. Treasury yields rose and the yield curve flattened as concerns over inflation and potential rate hikes by the Federal Reserve put pressure on shorter-dated maturities. U.S. 10-year Treasury yields rose 0.57% over the period to finish at 2.95%, while the Euro 10-year Treasury yield increased 0.20% to 0.56%. Despite inter-period volatility, global high-yield credit spreads were largely unchanged, widening 0.02% to 3.45%. Global investment-grade credit spreads widened by 0.10%, and ended at 1.09%.

The Fund’s regional allocation hurt relative performance. An overweight position in U.S. investment-grade bonds detracted from relative results, as this was the worst performing segment. However, the Fund’s underweight position in emerging markets, which also underperformed during the period, boosted relative performance. Both an underweight position in European bonds and an overweight position in U.S. high-yield hurt relative performance.†

The Fund’s credit selection had a neutral effect on performance. Selection in U.S. high-yield and emerging market bonds benefited relative results, while investment selection in Euro and U.S. investment-grade hurt performance. The Fund’s relative underweight to duration versus the benchmark contributed to relative performance as Treasury yields rose during the period.†

The Fund’s underweight to duration versus the benchmark contributed to relative performance as Treasury yields rose over the period and drove down prices.†

The Fund maintained some derivative exposure during the period, including currency forwards used to hedge non-USD exposure and a small position in credit default swaps (CDS). Neither the currency forwards nor the CDS exposure materially affected performance. The Fund also used futures contracts during the period, but these did not have a material impact on performance.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10	HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Global High Yield Bond Fund

			Average Annual		Expense
Fund Performance			Total Return (%)		Ratio (%)[2]
	Inception	Six	1	Since
As of April 30, 2018	Date	Months*	Year	Inception	Gross	Net
HSBC Global High Yield Bond Class A1	7/14/15	-5.45	-2.57	2.32	2.66	1.18
HSBC Global High Yield Bond Class I	7/14/15	-0.49	2.64	4.49	2.31	0.83
ICE BofA Merrill Lynch BB-B Global High Yield Constrained Index[3]	—	-0.33	3.40	5.85	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2019.

*	Aggregate total return.
1	Reflects the maximum sales charge of 4.75%.
2

Reflects the expense ratio as reported in the prospectus dated February 28, 2018. HSBC Global Asset Management (USA) Inc., the Adviser, has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.15% and 0.80% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2019. The expense ratios reflected include acquired fund fees and expenses. Additional information pertaining to the April 30, 2018 expense ratios can be found in the financial highlights.

3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the ICE BofA Merrill Lynch BB-B Global High Yield Constrained Index, which tracks the performance of USD, CAD, GBP and EUR denominated below investment-grade corporate debt publicly issued in the major domestic or Eurobond markets. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS	11

Portfolio Reviews (Unaudited)
HSBC Global High Income Bond Fund
(Class A Shares and Class I Shares)

by Jerry Samet, Senior Portfolio Manager
Rick Liu, CFA/Portfolio Manager
Nishant Upadhyay, Senior Vice President/Portfolio Manager

The HSBC Global High Income Bond Fund (the “Fund”) seeks to provide a high level of current income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a globally diversified portfolio of higher yielding securities.

Investment Concerns

There is no assurance that a portfolio will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Portfolios may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging markets countries are greater than the risks generally associated with foreign investments. Fixed income securities are subject to credit and interest rate risk. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. In a declining interest rate environment, the portfolio may generate less income. In a rising interest rate environment, bond prices may fall. Investments in high-yield securities are often considered speculative investments and have significantly higher credit risk than investment-grade securities. The prices of high-yield securities, which may be less liquid than higher rated securities, may be more vulnerable to adverse market, economic or political conditions. Convertible securities entail risks associated with equity securities (value can fluctuate based on changes in a company’s financial condition or overall market conditions); investments in convertible securities are subject to the risks associated with fixed income securities. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2018, the Fund returned -1.74% (without sales charge) for the Class A Shares and -1.62% for the Class I Shares. That compared to -1.28% total return for the Fund’s benchmark, the Bloomberg Barclays High Income Bond Composite Index1, for the same period.

Portfolio Performance

After facing some volatility in November, risk assets rallied in December and January, driven by continued global growth and successful tax reform efforts by U.S. lawmakers. Europe saw continued economic growth during this period, including a six-year high for a key manufacturing indicator. Volatility returned in February, however, as markets were jolted by concerns over inflation and the U.S. administration’s protectionist policies. In addition, global economic growth appeared to have moderated in the first few months of 2018. In particular, the Eurozone, U.K., and Japanese economies softened somewhat during the first quarter of 2018. However, this slowdown appears to be temporary as general growth remains on trend.

U.S. Treasury yields rose and the curve flattened as concerns over inflation and potential rate hikes by the Federal Reserve put pressure on shorter-dated maturities. U.S. 10-year Treasury yields rose 0.57% over the period to finish at 2.95%, while the Euro 10-year Treasury yield increased 0.20% to 0.56%. Despite inter-period volatility, global high-yield credit spreads were largely unchanged, widening 0.02% to 3.45%. Global investment-grade credit spreads widened by 0.10%, and ended at 1.09%.

The Fund’s regional allocation hurt relative performance. An overweight position in U.S. investment-grade bonds detracted from relative results, as this was the worst performing segment. However, the Fund’s underweight position in emerging markets, which also underperformed during the period, boosted relative performance. Both an underweight position in European bonds and an overweight position in U.S. high-yield hurt relative performance.†

The Fund’s credit selection had a neutral effect on performance. Selection in U.S. high-yield and emerging market bonds benefited relative results, while investment selection in Euro and U.S. investment-grade hurt performance. The Fund’s relative underweight to duration versus the benchmark contributed to relative performance as Treasury yields rose during the period.†

The Fund maintained some derivative exposure during the period, including currency forwards used to hedge non-USD exposure and a small position in credit default swaps (CDS). Neither the currency forwards nor the CDS exposure materially affected performance. The Fund also used futures contracts during the period, but these did not have a material impact on performance.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12	HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Global High Income Bond Fund

			Average Annual		Expense
Fund Performance			Total Return (%)		Ratio (%)[2]
	Inception	Six	1	Since
As of April 30, 2018	Date	Months*	Year	Inception	Gross	Net
HSBC Global High Income Bond Fund Class A1	7/14/15	-6.39	-3.56	1.57	2.79	1.16
HSBC Global High Income Bond Fund Class I	7/14/15	-1.62	1.52	3.70	2.44	0.81
Bloomberg Barclays High Income Bond Composite Index[3]	—	-1.28	2.36	5.02	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2019.

*	Aggregate total return.
1	Reflects the maximum sales charge of 4.75%.
2

Reflects the expense ratio as reported in the prospectus dated February 28, 2018. HSBC Global Asset Management (USA) Inc., the Adviser, has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.15% and 0.80% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2019. The expense ratios reflected include acquired fund fees and expenses. Additional information pertaining to the April 30, 2018 expense ratios can be found in the financial highlights.

3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the Bloomberg Barclays High Income Bond Composite Index, which is a customized index that is close to equally weighted across US, Euro and EM markets. The Index is comprised of the following indices: Bloomberg Barclays USD Unhedged Emerging Markets Aggregate Index (35%), Bloomberg Barclays U.S. High Yield Ba Index (15%), Bloomberg Barclays U.S. Credit Baa Index (20%), Bloomberg Barclays EuroAgg Corporate Baa USD Hedged Index (15%), and Bloomberg Barclays Pan Euro HY (Euro) BB Rating Only USD Hedged Index (15%). The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS	13

Portfolio Reviews (Unaudited)
HSBC Euro High Yield Bond Fund (USD Hedged)∆
(Class A Shares and Class I Shares)

by Philippe Igigabel, Portfolio Manager
Sophie Sentilhes, Portfolio Manager

HSBC Euro High Yield Bond Fund (USD Hedged) (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in Euro-denominated high-yield securities.

Investment Concerns

There is no assurance that a portfolio will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Portfolios may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging markets countries are greater than the risks generally associated with foreign investments. Fixed income securities are subject to credit and interest rate risk. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest-rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. In a declining interest rate environment, the portfolio may generate less income. In a rising interest rate environment, bond prices may fall. Euro-denominated securities have significant exposure to the Euro and events affecting the Euro. The Economic and Monetary Union (“EMU”) of the European Union (“EU”) is comprised of EU members that have adopted the Euro. Recent market events affecting several of the EMU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the Euro. Investments in high-yield securities are often considered speculative investments and have significantly higher credit risk than investment-grade securities. The prices of high-yield securities, which may be less liquid than higher rated securities, may be more vulnerable to adverse market, economic or political conditions. Convertible securities entail risks associated with equities (which fluctuate in value based on changes to an individual company’s financial condition and overall market conditions); investments in convertibles are subject to the risks associated with fixed income securities. Exchange Traded Funds (ETFs) are subject to the risks of the underlying securities (including market risks that could result in loss of principal) the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. ETFs also have management fees that increase their costs versus owning the underlying securities directly. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the six-month period ended April 30, 2018, the Fund returned 0.55% (without sales charge) for the Class A Shares and 0.73% for the Class I Shares. That compared to a 1.01% total return for the Fund’s benchmark, the BofA Merrill Lynch BB-B Euro High Yield Constrained (USD Hedged) Index1, for the same period.

Portfolio Performance

European high-yield securities posted modest gains during the period under review. The U.S. Federal Reserve, along with other major central banks, adopted less accommodating monetary policies during the period, including slowly raising interest rates. The moves triggered investor concerns about the impact of interest rates on bond prices, which in turn increased volatility higher. These concerns were tempered somewhat by strong fundamental credit quality and low default rates in the high-yield segment.†

The Fund lagged its benchmark for the period. The Fund’s more conservative positioning relative to its benchmark, particularly in terms of credit risk exposure, weighed on relative results. The Fund’s lack of exposure to bonds issued by a Brazilian oil company and a Spanish energy company also dragged on relative results, as those securities benefited from rising oil prices during the period. Lack of exposure to bonds of a French nuclear group and a French insurer also hurt relative results.†

The Fund’s relative performance benefited from its overweight to non-financial hybrid bonds, subordinated bonds and contingent convertible bonds. These bonds continued to recover from their poor performance in 2016, rallying through early 2018 as investors regained confidence in their credit quality relative to the broader high-yield bond market. The Fund also benefited from not investing in bonds issued by an Italian construction company and a large Netherlands-based telecom group, which both struggled during the period.†

The Fund maintained some derivative exposure through the use of currency forwards to hedge non-U.S. dollar exposure. The hedging strategy was effective, as the U.S. dollar declined in value against many foreign currencies during the period.†

∆	Upon the recommendation of HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser, the Board of Trustees of HSBC Funds (the “Trust”) approved a Plan of Liquidation with respect to the HSBC Euro High Yield Bond Fund (USD Hedged. Under the Plan of Liquidation, the Fund ceased its investment operations and liquidated its assets on May 25, 2018.
†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

14	HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Euro High Yield Bond Fund (USD Hedged)

			Average Annual		Expense
Fund Performance			Total Return (%)		Ratio (%)[2]
	Inception	Six	1	Since
As of April 30, 2018	Date	Months*	Year	Inception	Gross	Net
HSBC Euro High Yield Bond Fund (USD Hedged) Class A1	1/19/16	-4.25	0.20	6.00	2.56	1.05
HSBC Euro High Yield Bond Fund (USD Hedged) Class I	1/19/16	0.73	5.44	8.59	2.21	0.80
ICE BofA Merrill Lynch BB-B Euro High Yield Constrained
(USD Hedged) Index[3]	—	1.01	6.15	10.09	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2019.

*	Aggregate total return.
1	Reflects the maximum sales charge of 4.75%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2017, as supplemented November 16, 2018. HSBC Global Asset Management (USA) Inc., the Adviser, has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.05% and 0.80% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2019. Additional information pertaining to the April 30, 2018 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the ICE BofA Merrill Lynch BB-B Euro High Yield Constrained (USD Hedged) Index, which contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index rated BB1 through B3 based on an average of Moody’s, S&P and Fitch), but caps issuer exposure at 3%. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS	15

Portfolio Reviews
Portfolio Composition*
April 30, 2018 (Unaudited)

HSBC Emerging Markets Debt Fund
Country	Percentage of Investments at Value (%)†
Mexico	11.2
Indonesia	9.2
Brazil	8.1
Turkey	8.0
Russian Federation	8.0
South Africa	6.9
Colombia	4.9
Malaysia	3.3
Poland	3.1
Argentina	2.5
Thailand	2.5
Chile	2.4
Hungary	2.2
Peru	2.0
Sri Lanka	1.9
Dominican Republic	1.9
Egypt	1.7
Romania	1.5
Ecuador	1.3
China	1.2
Costa Rica	1.1
Oman	1.0
Philippines	1.0
El Salvador	0.9
Czech Republic	0.9
Nigeria	0.9
Senegal	0.8
Ukraine	0.8
Kazakhstan	0.8
Venezuela	0.7
Jamaica	0.7
Zambia	0.6
Panama	0.5
Iraq	0.5
Ghana	0.5
Bahamas	0.4
Kenya	0.4
Luxembourg	0.4
Gabon	0.4
Mongolia	0.4
Morocco	0.4
Singapore	0.4
United Arab Emirates	0.4
Pakistan	0.4
India	0.4
Cote D'Ivoire	0.2
Uruguay	0.2
Lebanon	0.1
100.0

HSBC Frontier Markets Fund
Country	Percentage of Investments at Value (%)†
Egypt	16.1
Argentina	12.7
Kuwait	11.0
United Arab Emirates	10.8
Philippines	7.0
Romania	6.5
Colombia	4.9
Georgia	4.5
Kazakhstan	4.2
Morocco	3.0
Vietnam	2.8
Kenya	2.6
Nigeria	2.2
Peru	2.2
Cambodia	2.2
Bangladesh	1.9
Qatar	1.8
Mauritius	1.4
Pakistan	1.0
Sri Lanka	0.6
Australia	0.6
Croatia	0.0
100.0

HSBC Asia ex-Japan Smaller Companies Equity Fund
Country	Percentage of Investments at Value (%)†
Hong Kong	27.0
Taiwan,
Province Of China	16.9
China	14.7
India	14.0
Korea, Republic Of	12.6
Malaysia	5.6
Singapore	4.3
Indonesia	2.4
Thailand	1.2
Japan	0.7
Philippines	0.6
100.0

16	HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition* (continued)
April 30, 2018 (Unaudited)

HSBC Global High Yield Bond Fund
Country	Percentage of Investments at Value (%)†
United States	58.6
France	6.4
Luxembourg	5.0
Germany	4.9
Brazil	3.1
Canada	2.9
United Kingdom	2.4
Netherlands	1.9
Turkey	1.6
Russian Federation	1.5
Ireland	1.4
Argentina	1.2
Spain	1.2
Bermuda	0.8
Switzerland	0.8
Indonesia	0.8
Denmark	0.7
Bahamas	0.6
Zambia	0.6
Sweden	0.5
United Arab Emirates	0.4
Italy	0.4
South Africa	0.4
Sri Lanka	0.4
Peru	0.3
Colombia	0.3
Mexico	0.3
Venezuela	0.2
Nigeria	0.2
El Salvador	0.1
Lebanon	0.1
Guatemala	0.0
Chile	0.0
100.0

HSBC Global High Income Bond Fund
Country	Percentage of Investments at Value (%)†
United States	40.2
France	7.3
Germany	6.3
Italy	3.9
United Kingdom	3.8
China	3.1
Mexico	2.5
Netherlands	2.5
Brazil	2.4
Canada	2.0
Argentina	1.9
Indonesia	1.7
Ireland	1.6
India	1.5
Saudi Arabia	1.5
Turkey	1.5
Hong Kong	1.4
Spain	1.2
Sri Lanka	1.2
Colombia	1.0
Qatar	0.9
Switzerland	0.9
Russian Federation	0.9
Peru	0.8
Egypt	0.8
Dominican Republic	0.8
Luxembourg	0.7
Belgium	0.5
United Arab Emirates	0.4
Malaysia	0.4
Bermuda	0.4
Kazakhstan	0.4
Croatia	0.4
South Africa	0.4
Ukraine	0.4
Australia	0.4
Romania	0.3
Bahamas	0.2
Israel	0.2
Uruguay	0.2
Chile	0.2
Panama	0.1
Venezuela	0.1
Nigeria	0.1
Philippines	0.1
Lebanon	0.1
Zambia	0.1
Hungary	0.1
Guatemala	0.1
Republic of Serbia	0.1
El Salvador	0.0
100.0

HSBC FAMILY OF FUNDS	17

Portfolio Reviews
Portfolio Composition* (continued)
April 30, 2018 (Unaudited)

HSBC Euro High Yield Bond Fund (USD Hedged)
Country	Percentage of Investments at Value (%)†
France	28.7
Germany	17.6
Netherlands	11.8
United Kingdom	7.0
United States	6.4
Switzerland	5.5
Denmark	3.9
Belgium	3.8
Finland	3.2
Spain	3.0
Sweden	2.5
Mexico	1.5
Luxembourg	1.3
Australia	1.1
Ireland	0.9
Austria	0.8
Italy	0.5
South Africa	0.5
100.0
____________________

*	Portfolio composition is subject to change.
†	Excludes any instruments used for cash management.

18	HSBC FAMILY OF FUNDS

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited)

Foreign Bonds – 44.2%

	Principal
	Amount †	Value ($)
Argentina – 0.3%
Republic of Argentina,
1.30%, 9/19/18	2,825,000	137,046
Brazil – 5.2%
Letras do Tesouro Nacional,
5.98%, 10/1/18	1,100,000	306,198
Nota do Tesouro Nacional, Series
NTNF, 10.00%, 1/1/21	5,950,000	1,837,326
Nota do Tesouro Nacional, Series
NTNB, 6.00%, 8/15/22	680,000	646,699
Nota do Tesouro Nacional, Series
NTNF, 10.00%, 1/1/27	200,000	60,120
		2,850,343
Chile – 1.2%
Bonos de la Tesoreria de
la Republica en pesos,
4.50%, 3/1/21	150,000,000	252,944
Bonos de la Tesoreria de
la Republica en pesos,
4.50%, 3/1/26	70,000,000	115,780
Republic of Chile,
5.50%, 8/5/20	182,000,000	308,742
		677,466
Colombia – 2.9%
Titulos de Tesoreria Bond, Series B,
7.00%, 9/11/19	1,307,000,000	481,266
Titulos de Tesoreria Bond, Series B,
10.00%, 7/24/24	1,833,400,000	789,913
Titulos de Tesoreria Bond, Series B,
6.00%, 4/28/28	860,000,000	296,788
		1,567,967
Czech Republic – 0.8%
Republic of Czech, Series 52,
4.70%, 9/12/22	5,000,000	273,306
Republic of Czech, Series 58,
5.70%, 5/25/24	3,100,000	184,325
		457,631
Hungary – 1.6%
Hungary Government Bond,
2.50%, 10/27/21	75,000,000	304,460
Hungary Government Bond,
6.00%, 11/24/23	44,000,000	210,288
Hungary Government Bond, Series
25/B, 5.50%, 6/24/25	73,000,000	345,175
		859,923
Indonesia – 5.4%
Indonesia Government, Series
FR69, 7.88%, 4/15/19	5,300,000,000	390,737
Indonesia Government, Series
FR70, 8.38%, 3/15/24	10,272,000,000	791,767
Indonesia Government, Series
FR40, 11.00%, 9/15/25	2,000,000,000	176,786
Indonesia Government, Series
FR56, 8.38%, 9/15/26	18,323,000,000	1,424,609
Indonesia Government,
6.13%, 5/15/28	560,000,000	37,843
Indonesia Government,
8.75%, 5/15/31	1,300,000,000	104,907
		2,926,649
Malaysia – 3.0%
Malaysian Government, Series 515,
3.76%, 3/15/19	735,000	187,819
Malaysian Government, Series 902,
4.38%, 11/29/19	1,950,000	503,013
Malaysian Government, Series 315,
3.66%, 10/15/20	950,000	242,205
Malaysian Government, Series 416,
3.62%, 11/30/21	2,000,000	509,256
Malaysian Government, Series 114,
4.18%, 7/15/24	500,000	128,054
Malaysian Government, Series 316,
3.90%, 11/30/26	200,000	50,038
		1,620,385
Mexico – 4.7%
Mexican Bonos Desarrollo, 8.00%,
6/11/20	9,530,000	516,631
Mexican Bonos Desarrollo, Series
M, 6.50%, 6/10/21	3,760,000	196,202
Mexican Bonos Desarrollo, 6.50%,
6/9/22	3,700,000	191,674
Mexican Bonos Desarrollo, Series
M20, 10.00%, 12/5/24	7,000,000	425,916
Mexican Bonos Desarrollo, Series
M, 5.75%, 3/5/26	1,320,000	63,541
Mexican Bonos Desarrollo, Series
M20, 7.50%, 6/3/27	10,100,000	540,406
Mexican Bonos Desarrollo, Series
M30, 10.00%, 11/20/36	9,600,000	634,231
		2,568,601
Peru – 1.2%
Republic of Peru, Registered,
8.20%, 8/12/26	550,000	205,511
Republic of Peru, Registered,
6.35%, 8/12/28	1,300,000	433,905
		639,416
Philippines – 0.3%
Republic of Philippines, 3.90%,
11/26/22	10,000,000	185,221

See notes to financial statements.	HSBC FAMILY OF FUNDS	19

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Foreign Bonds, continued

	Principal
	Amount †	Value ($)
Poland – 2.7%
Poland Government Bond, Series
0719, 3.25%, 7/25/19	808,000	235,581
Poland Government Bond, Series
1020, 5.25%, 10/25/20	250,000	77,557
Poland Government Bond, Series
1021, 5.75%, 10/25/21	475,000	152,611
Poland Government Bond, Series
0725, 3.25%, 7/25/25	3,450,000	1,008,639
Poland Government Bond, Series
0726, 2.50%, 7/25/26	40,000	11,014
		1,485,402
Romania – 1.0%
Romania Government Bond,
3.40%, 3/8/22	1,600,000	406,379
Romania Government Bond, Series
10Y, 4.75%, 2/24/25	210,000	55,509
Romania Government Bond, Series
15Y, 5.80%, 7/26/27	300,000	84,537
		546,425
Russian Federation – 4.3%
Russia Government Bond, Series
6208, 7.50%, 2/27/19	70,000,000	1,123,103
Russia Government Bond, Series
6215, 7.00%, 8/16/23	38,100,000	611,640
Russia Government Bond, Series
6207, 8.15%, 2/3/27	37,000,000	626,065
		2,360,808
South Africa – 4.7%
Republic of South Africa, Series
R204, 8.00%, 12/21/18	2,600,000	210,317
Republic of South Africa, Series
2023, 7.75%, 2/28/23	5,240,000	422,397
Republic of South Africa, Series
R186, 10.50%, 12/21/26	3,100,000	283,859
Republic of South Africa, Series
R209, 6.25%, 3/31/36	14,927,000	918,053
Republic of South Africa, Series
2040, 9.00%, 1/31/40	9,000,000	721,113
		2,555,739
Thailand – 2.2%
Thailand Government Bond,
1.88%, 6/17/22	2,300,000	73,024
Thailand Government Bond,
3.85%, 12/12/25	20,686,000	723,400
Thailand Government Bond,
2.13%, 12/17/26	720,000	22,226
Thailand Government Bond,
4.88%, 6/22/29	10,500,000	400,646
		1,219,296
Turkey – 2.7%
Turkey Government Bond,
10.70%, 2/17/21	1,690,000	387,855
Turkey Government Bond,
9.50%, 1/12/22	1,490,000	327,829
Turkey Government Bond,
8.80%, 9/27/23	2,400,000	504,408
Turkey Government Bond,
8.00%, 3/12/25	1,240,000	244,886
		1,464,978
TOTAL FOREIGN BONDS
(COST $24,487,825)		24,123,296

Yankee Dollars – 45.0%

	Principal
	Amount ($)
Argentina – 2.0%
Provincia de Buenos Aires/
Argentina, Registered,
9.13%, 3/16/24	150,000	166,500
Republic of Argentina,
4.63%, 1/11/23	65,000	62,043
Republic of Argentina,
6.88%, 1/26/27	250,000	248,750
Republic of Argentina,
5.88%, 1/11/28	330,000	302,280
Republic of Argentina,
7.63%, 4/22/46	150,000	144,750
Republic of Argentina,
7.13%, 6/28/17 (a)	90,000	79,965
YPF SA, 7.00%, 12/15/47, Callable
6/15/47 @ 100 (a),(b)	92,000	81,604
		1,085,892
Bahamas – 0.4%
Bahamas Government International
Bond, 6.00%, 11/21/28, Callable
8/21/28 @ 100 (a),(b)	200,000	207,000
Brazil – 2.0%
Caixa Economica Federal,
Registered, 4.50%, 10/3/18 (a)	150,000	150,627
Centrais Eletricas Brasileiras SA,
Registered, 5.75%, 10/27/21	200,000	204,000
Federal Republic of Brazil,
7.13%, 1/20/37	206,000	234,840
Federal Republic of Brazil,
5.63%, 1/7/41	220,000	209,112
Petrobras Brasileiro SA,
6.85%, 6/5/15	50,000	46,200
Petrobras Global Finance BV,
8.38%, 5/23/21	10,000	11,264
Petrobras Global Finance BV,
7.38%, 1/17/27	45,000	48,262

20	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Brazil – continued
Rede D’or Finance
Sarl, 4.95%, 1/17/28,
Callable 10/17/27 @ 100 (a),(b)	200,000	184,750
Vale Overseas, Ltd.,
6.88%, 11/21/36	7,000	8,116
Vale SA, 5.63%, 9/11/42	3,000	3,110
		1,100,281
Chile – 0.9%
Banco Santander Chile,
2.50%, 12/15/20, Callable
11/15/20 @ 100 (a),(b)	150,000	146,250
Empresa Nacional del Petroleo,
4.50%, 9/14/47, Callable
3/14/47 @ 100 (a),(b)	200,000	182,500
Republic of Chile,
3.63%, 10/30/42	150,000	139,125
		467,875
China – 1.1%
CNOOC Finance (2014) ULC,
4.25%, 4/30/24	200,000	201,150
Sinopec Capital (2013), Ltd.,
3.13%, 4/24/23 (a)	200,000	192,228
State Grid Overseas Investment
2016, Ltd., 3.50%, 5/4/27 (a)	200,000	190,344
		583,722
Colombia – 1.5%
Banco de Bogota SA,
4.38%, 8/3/27 (a)	200,000	190,252
Bancolombia SA, 5.13%, 9/11/22	216,000	222,156
Colombia Government International
Bond, 3.88%, 4/25/27,
Callable 1/25/27 @ 100 (b)	276,000	266,340
Republic of Colombia,
7.38%, 9/18/37	100,000	126,750
		805,498
Costa Rica – 1.0%
Costa Rica Government,
Registered, 4.25%, 1/26/23	200,000	191,600
Costa Rica Government,
Registered, 4.38%, 4/30/25	200,000	184,856
Costa Rica Government,
Registered, 5.63%, 4/30/43	200,000	172,458
		548,914
Cote D’Ivoire – 0.2%
Ivory Coast Government Bond,
Registered, 5.75%, 12/31/32,
Callable 6/30/18 @ 100 (b)(c)	118,125	112,998
Dominican Republic – 1.7%
Dominican Republic,
6.88%, 1/29/26 (a)	100,000	108,350
Dominican Republic,
5.95%, 1/25/27 (a)	100,000	102,250
Dominican Republic,
6.50%, 2/15/48 (a)	150,000	149,025
Dominican Republic, Registered,
7.50%, 5/6/21	300,000	316,950
Dominican Republic, Registered,
5.95%, 1/25/27	250,000	255,625
		932,200
Ecuador – 1.2%
Republic of Ecuador, Registered,
7.95%, 6/20/24	500,000	470,000
Republic of Ecuador, Registered,
7.88%, 1/23/28 (a)	200,000	177,000
		647,000
Egypt – 1.5%
Arab Republic of Egypt, Registered,
6.13%, 1/31/22	200,000	205,240
Arab Republic of Egypt, Registered,
5.88%, 6/11/25	200,000	196,404
Arab Republic of Egypt, Registered,
6.59%, 2/21/28 (a)	200,000	197,244
Arab Republic of Egypt, Registered,
7.90%, 2/21/48 (a)	200,000	202,696
		801,584
El Salvador – 0.8%
Republic of El Salvador, Registered,
7.75%, 1/24/23	60,000	64,578
Republic of El Salvador, Registered,
5.88%, 1/30/25	251,000	245,980
Republic of El Salvador, Registered,
6.38%, 1/18/27	150,000	148,125
		458,683
Gabon – 0.4%
Republic of Gabon, Registered,
6.38%, 12/12/24	200,000	194,918
Ghana – 0.4%
Republic of Ghana, Registered,
7.88%, 8/7/23	200,000	216,940
Hungary – 0.4%
Republic of Hungary, 7.63%,
3/29/41	158,000	222,366

See notes to financial statements.	HSBC FAMILY OF FUNDS	21

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
India – 0.3%
Export-Import Bank of India,
Registered, 3.38%, 8/5/26	200,000	185,246
Indonesia – 2.8%
Indonesia Government Bond,
Registered, 5.13%, 1/15/45	200,000	202,581
Perusahaan Listrik Negara PT,
4.13%, 5/15/27 (a)	450,000	423,585
Republic of Indonesia, Registered,
5.38%, 10/17/23	270,000	287,569
Republic of Indonesia, Registered,
8.50%, 10/12/35	100,000	140,076
Republic of Indonesia, Registered,
6.63%, 2/17/37	100,000	119,197
Republic of Indonesia, Registered,
7.75%, 1/17/38	100,000	133,149
Republic of Indonesia, Registered,
6.75%, 1/15/44	200,000	248,072
		1,554,229
Iraq – 0.4%
Republic of Iraq, Registered,
5.80%, 1/15/28, Callable
6/18/18 @ 100 (b)	250,000	235,805
Jamaica – 0.6%
Government of Jamaica, 6.75%,
4/28/28	200,000	220,700
Jamaica Government Bond,
8.00%, 3/15/39	100,000	118,500
		339,200
Kazakhstan – 0.7%
Kazmunaygas National Co.,
9.13%, 7/2/18	200,000	201,778
Kazmunaygas National Co.,
5.75%, 4/19/47 (a)	200,000	191,220
		392,998
Kenya – 0.4%
Republic of Kenya,
7.25%, 2/28/28 (a)	200,000	206,435
Lebanon – 0.1%
Republic of Lebanon, Series G,
5.45%, 11/28/19	20,000	19,693
Republic of Lebanon, Series G,
6.38%, 3/9/20	22,000	21,920
		41,613
Luxembourg – 0.4%
MHP Lux SA, 6.95%, 4/3/26 (a)	200,000	195,000
Mexico – 5.2%
Banco Mercantil del Norte
SA, 5.75% (H15T5Y +
445 bps), 10/4/31,
Callable 10/4/26 @ 100 (b)(d)	200,000	192,002
Comision Federal de Electricidad,
Registered, 4.75%, 2/23/27	200,000	198,750
Nemak Sab de CV, 4.75%,
1/23/25, Callable
1/23/21 @ 103.56 (a),(b)	200,000	195,500
Petroleos Mexicanos,
6.38%, 2/4/21	221,000	232,603
Petroleos Mexicanos,
3.50%, 1/30/23	100,000	94,450
Petroleos Mexicanos,
4.50%, 1/23/26	191,000	180,008
Petroleos Mexicanos,
6.50%, 3/13/27	399,000	412,167
Petroleos Mexicanos,
5.35%, 2/12/28 (a)	172,000	163,641
Petroleos Mexicanos,
6.63%, 6/15/35	220,000	218,570
Petroleos Mexicanos,
5.50%, 6/27/44	100,000	84,319
Petroleos Mexicanos,
6.75%, 9/21/47	66,000	63,822
Petroleos Mexicanos,
6.35%, 2/12/48 (a)	36,000	33,012
Petroleos Mexicanos, Registered,
5.35%, 2/12/28	150,000	142,710
United Mexican States,
6.05%, 1/11/40	80,000	87,920
United Mexican States, Series M,
4.75%, 3/8/44, MTN	230,000	216,200
United Mexican States,
4.60%, 1/23/46	400,000	366,600
		2,882,274
Mongolia – 0.4%
Mongolia Government International
Bond, 5.13%, 12/5/22	200,000	192,231
Morocco – 0.4%
OCP SA, 4.50%, 10/22/25	200,000	191,977
Nigeria – 0.8%
Republic of Nigeria,
6.38%, 7/12/23	200,000	208,500
Republic of Nigeria,
7.70%, 2/23/38 (a)	200,000	205,500
		414,000

22	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Oman – 1.2%
Oman Government International
Bond, 4.13%, 1/17/23 (a)	290,000	275,819
Oman Government International
Bond, 5.63%, 1/17/28 (a)	200,000	190,994
Oztel Holdings SPC, Ltd.,
5.63%, 10/24/23 (a)	200,000	196,250
		663,063
Pakistan – 0.3%
Pakistan Government International
Bond, 6.88%, 12/5/27 (a)	200,000	187,059
Panama – 0.5%
Republic of Panama,
9.38%, 4/1/29	8,000	11,380
Republic of Panama,
6.70%, 1/26/36	41,000	50,635
Republic of Panama,
4.50%, 4/16/50, Callable
10/16/49 @ 100 (b)	200,000	193,140
		255,155
Peru – 0.6%
BBVA Banco Continental,
Registered, 5.00%, 8/26/22	10,000	10,438
Peru LNG Srl,
5.38%, 3/22/30 (a)	200,000	198,749
Republic of Peru,
6.55%, 3/14/37	75,000	94,238
Southern Copper Corp.,
5.25%, 11/8/42	25,000	25,701
		329,126
Philippines – 0.5%
Republic of Philippines,
7.75%, 1/14/31	120,000	161,332
Republic of Philippines,
6.38%, 10/23/34	100,000	125,450
		286,782
Poland – 0.1%
Republic of Poland,
3.00%, 3/17/23	35,000	34,423
Romania – 0.3%
Romania Government Bond,
6.13%, 1/22/44 (a)	50,000	58,000
Romania Government Bond,
6.13%, 1/22/44	48,000	55,680
Romania Government Bond,
Registered, 4.88%, 1/22/24	40,000	41,541
		155,221
Russian Federation – 2.8%
Gazprom OAO, Registered,
6.51%, 3/7/22	100,000	106,016
Gazprom OAO, Registered,
7.29%, 8/16/37	230,000	265,076
Lukoil International Finance BV,
Registered, 4.75%, 11/2/26	200,000	196,257
MMC Norilsk Nickel OJSC Via
MMC Finance DAC, Registered,
4.10%, 4/11/23	200,000	192,234
Phosagro OAO Via Phosagro
Bond Funding DAC,
3.95%, 4/24/23 (a)	200,000	187,600
Russian Federation, Registered,
4.88%, 9/16/23	200,000	207,000
Russian Federation, Registered,
4.25%, 6/23/27	200,000	195,188
Sberbank of Russia Via
SB Capital SA, Registered,
5.13%, 10/29/22	200,000	198,000
		1,547,371
Senegal – 0.8%
Republic of Senegal,
8.75%, 5/13/21	200,000	222,672
Republic of Senegal,
6.75%, 3/13/48 (a)	200,000	188,500
		411,172
Singapore – 0.3%
Puma International Financing
SA, 5.00%, 1/24/26, Callable
1/24/21 @ 102.5 (a),(b)	200,000	187,422
South Africa – 1.4%
Republic of South Africa,
4.67%, 1/17/24	200,000	199,044
Republic of South Africa,
4.88%, 4/14/26	600,000	589,298
		788,342
Sri Lanka – 1.7%
Republic of Sri Lanka,
6.75%, 4/18/28 (a)	200,000	199,022
Republic of Sri Lanka, Registered,
6.00%, 1/14/19	200,000	202,364
Republic of Sri Lanka, Registered,
6.25%, 10/4/20	130,000	134,223
Republic of Sri Lanka, Registered,
5.88%, 7/25/22	200,000	201,632
Republic of Sri Lanka, Registered,
6.13%, 6/3/25	200,000	197,257
		934,498

See notes to financial statements.	HSBC FAMILY OF FUNDS	23

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Turkey – 4.4%
Akbank TAS, Registered,
4.00%, 1/24/20	200,000	198,844
Export Credit Bank of Turkey,
6.13%, 5/3/24 (a)	200,000	199,400
Republic of Turkey,
5.63%, 3/30/21	300,000	309,388
Republic of Turkey,
6.25%, 9/26/22	375,000	394,223
Republic of Turkey,
4.88%, 10/9/26	530,000	495,020
Republic of Turkey,
5.13%, 2/17/28	200,000	186,900
Republic of Turkey,
8.00%, 2/14/34	96,000	110,257
Republic of Turkey,
6.00%, 1/14/41	200,000	184,058
Republic of Turkey,
6.63%, 2/17/45	200,000	195,000
Republic of Turkey,
5.75%, 5/11/47	200,000	174,648
		2,447,738
Ukraine – 0.7%
Ukraine Government,
7.75%, 9/1/27	140,000	137,273
Ukraine Government,
7.38%, 9/25/32 (a)	290,000	267,583
		404,856
Uruguay – 0.2%
Republic of Uruguay,
4.98%, 4/20/55	50,000	48,125
Republic of Uruguay, PIK,
7.88%, 1/15/33	20,000	26,202
Republica Oriental del Uruguay,
4.50%, 8/14/24	10,000	10,282
Republica Oriental del Uruguay,
5.10%, 6/18/50	10,000	9,825
		94,434
Venezuela – 0.6%
Bolivarian Republic of Venezuela,
9.25%, 5/7/28 (e)	176,000	49,720
Petroleos de Venezuela SA,
Registered,
5.86%, 10/27/20	300,000	259,800
Petroleos de Venezuela SA,
Registered,
6.00%, 5/16/24 (e)	155,771	39,332
Petroleos de Venezuela SA,
Registered,
6.00%, 11/15/26 (e)	32,000	8,029
		356,881
Zambia – 0.6%
Republic of Zambia, Registered,
5.38%, 9/20/22	330,000	301,966
TOTAL YANKEE DOLLARS
(COST $25,302,598)		24,602,388

Investment Companies – 4.0%

	Shares
Northern Institutional Government
Assets Portfolio, Institutional
Shares, 1.43% (f)	2,173,644	2,173,644
TOTAL INVESTMENT COMPANIES
(COST $2,173,644)		2,173,644
TOTAL INVESTMENTS IN
SECURITIES
(COST $ 51,964,067) – 93.2%		50,899,328
Other Assets (Liabilities) – 6.8%		3,687,474
NET ASSETS – 100%		$54,586,802
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(b)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(c)	Step Bond. Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at April 30, 2018.
(d)	Floating or variable rate security. The rate presented represents the rate in effect on April 30, 2018. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.
(e)	Defaulted security.
(f)	The rate represents the annualized one day yield that was in effect on April 30, 2018.
bps — Basis Points
H15T5Y — 5 Year Treasury Constant Maturity Rate
MTN — Medium Term Note
PIK — Payment-in-Kind
ULC — Unlimited Liability Co.

24 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2018:

Percentage of Net Assets
Industry	at Value (%)
Sovereign Bonds	70.2
Oil, Gas & Consumable Fuels	5.7
Banks	4.2
Investment Companies	4.0
Multi-Utilities	1.4
Electric Utilities	1.2
Chemicals	1.0
Independent Power & Renewable
Electricity Producers	1.0
Health Care Providers & Services	0.9
Construction & Engineering	0.6
Metals & Mining	0.4
Media	0.4
Equity Real Estate Investment Trusts	0.4
Machinery	0.4
Capital Markets	0.4
Auto Components	0.4
Health Care Equipment & Supplies	0.3
Commercial Services & Supplies	0.3
Total	93.2
See notes to financial statements.	HSBC FAMILY OF FUNDS 25

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Futures Contracts Purchased

					Unrealized
	Number of	Expiration	Notional		Appreciation/
Description	Contracts	Date	Amount	Value	(Depreciation)
5-Year US Treasury Note Futures	23	6/29/18	$2,619,781	$2,610,680	($9,101)
			$2,619,781	$2,610,680	($9,101)

Futures Contracts Sold

					Unrealized
	Number of	Expiration	Notional		Appreciation/
Description	Contracts	Date	Amount	Value	(Depreciation)
10-Year US Treasury Note Futures	16	6/20/18	$1,920,221	$1,914,000	$6,221
			$1,920,221	$1,914,000	$6,221

	Total unrealized appreciation				$6,221
	Total unrealized depreciation				$(9,101)
	Total net unrealized appreciation/(depreciation)				$(2,880)

Credit Default Swap Agreements - Buy Protection(a)

			Implied					Upfront
			Credit					Premiums	Unrealized
			Spread at			Notional		Paid/	Appreciation/
	Pay Fixed	Payment	April 30,		Expiration	Amount	Value	(Received)	(Depreciation)
Underlying Instrument	Rate (%)	Frequency	2018 (%)(b)	Counterparty	Date	($)(c)	($)	($)	($)
Republic of Colombia	1.00	Quarterly	0.72	Barclays Bank PLC	12/20/21	110,000	(1,215)	3,534	(4,749)
Republic of Panama	1.00	Quarterly	0.25	JP Morgan Chase	12/20/20	250,000	(4,942)	7,223	(12,165)
Republic of Turkey	1.00	Quarterly	1.50	Barclays Bank PLC	12/20/21	180,000	2,902	13,194	(10,292)
United Mexican States	1.00	Quarterly	0.79	Credit Suisse	12/20/21	210,000	(1,785)	5,656	(7,441)
							(5,040)	29,607	(34,647)

Credit Default Swap Agreements - Sell Protection(a)

			Implied						Upfront
			Credit						Premiums	Unrealized
	Receive		Spread at			Notional			Paid/	Appreciation/
	Fixed	Payment	April 30,		Expiration	Amount		Value	(Received)	(Depreciation)
Underlying Instrument	Rate (%)	Frequency	2018 (%)(b)	Counterparty	Date	($)(c)		($)	($)	($)
CDX Emerging Markets
Index, Series 25*	1.00	Quarterly	0.78	Credit Suisse	6/20/21	1,510,500	**	10,781	(93,198)	103,979
CDX Emerging Markets
Index, Series 26*	1.00	Quarterly	0.94	Barclays Bank PLC	12/20/21	485,000	**	549	(37,267)	37,816
Republic of Colombia	1.00	Quarterly	0.59	Barclays Bank PLC	6/20/21	100,000		1,352	(4,440)	5,792
Republic of Indonesia	1.00	Quarterly	0.64	Barclays Bank PLC	6/20/21	100,000		1,225	(2,534)	3,759
Republic of Panama	1.00	Quarterly	0.25	Barclays Bank PLC	12/20/20	125,000		2,471	(4,644)	7,115
Republic of Peru	1.00	Quarterly	0.31	Credit Suisse	9/20/20	125,000		2,155	(2,370)	4,525
Republic of Peru	1.00	Quarterly	0.41	Bank of America	6/20/21	40,000		782	(906)	1,688
								19,315	(145,359)	164,674

					Total swap agreements at value (assets)					$22,217
					Total swap agreements at value (liabilities)					(7,942)
					Net swap agreements at value					$14,275

26 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Centrally Cleared Credit Default Swap Agreements - Sell Protection(a)

			Implied				Upfront
			Credit				Premiums	Unrealized
	Receive		Spread at		Notional		Paid/	Appreciation/
	Fixed	Payment	April 30,	Expiration	Amount	Value	(Received)	(Depreciation)
Underlying Instrument	Rate (%)	Frequency	2018 (%)(b)	Date	($)(c)	($)	($)	($)
Republic of Argentina	5.00	Daily	2.67	12/20/22	760,000	72,482	80,192	(7,710)
						72,482	80,192	(7,710)

(a)

When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)

Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)

The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount of payment the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

*	As of April 30, 2018, the CDX Emerging Market Index, Series 25 and Series 26 included securities which had defaulted and represented 5% and 3%, respectively, of the Index.
**	Reflects the notional amount after the default of securities.

Forward Currency Exchange Contracts - Short Contracts

						Net Unrealized
						Appreciation/
Description and amount of		Description and amount of			Settlement	(Depreciation)
currency to be purchased		currency to be sold		Counterparty	Date	($)
U.S. Dollar	1,050,000	European Euro	849,310	UBS AG	5/15/18	23,295
U.S. Dollar	907,318	Hungarian Forint	227,000,000	Standard Chartered Bank	5/10/18	32,440
U.S. Dollar	92,000	Mexican Peso	1,706,784	Goldman Sachs	6/20/18	1,462
U.S. Dollar	181,000	Mexican Peso	3,355,831	JP Morgan Chase	6/20/18	2,987
U.S. Dollar	247,000	Mexican Peso	4,583,777	Standard Chartered Bank	6/20/18	3,849
U.S. Dollar	971,491	Mexican Peso	18,506,401	UBS AG	6/20/18	(10,199)
U.S. Dollar	1,140,000	Polish Zloty	3,879,876	Goldman Sachs	5/10/18	34,077
U.S. Dollar	150,000	Polish Zloty	502,686	JP Morgan Chase	5/10/18	6,714
U.S. Dollar	1,169,914	Polish Zloty	3,921,360	Standard Chartered Bank	5/10/18	52,166
U.S. Dollar	258,622	Romanian Leu	994,067	Credit Suisse	5/3/18	889
U.S. Dollar	1,063,652	South African Rand	12,914,334	Goldman Sachs	5/3/18	27,423
U.S. Dollar	100,000	South African Rand	1,184,117	Standard Chartered Bank	5/3/18	4,988
U.S. Dollar	837,756	South African Rand	10,495,827	Bank of America	8/6/18	5,913
U.S. Dollar	100,000	Thai Baht	3,122,000	Standard Chartered Bank	6/15/18	912
						186,916

See notes to financial statements.	HSBC FAMILY OF FUNDS 27

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Forward Currency Exchange Contracts (continued) - Long Contracts

						Net Unrealized
						Appreciation/
Description and amount of		Description and amount of			Settlement	(Depreciation)
currency to be purchased		currency to be sold		Counterparty	Date	($)
Romanian Leu	683,664	U.S. Dollar	180,826	Bank of America	5/3/18	(3,571)
Romanian Leu	310,402	U.S. Dollar	82,000	Goldman Sachs	5/3/18	(1,521)
Romanian Leu	994,067	U.S. Dollar	258,589	Credit Suisse	8/6/18	(863)
Czech Koruna	12,457,843	U.S. Dollar	606,162	JP Morgan Chase	6/14/18	(16,261)
European Euro	385,144	U.S. Dollar	475,000	JP Morgan Chase	5/15/18	(9,411)
European Euro	444,588	U.S. Dollar	550,000	Morgan Stanley	5/15/18	(12,551)
European Euro	18,598	U.S. Dollar	23,000	Standard Chartered Bank	5/15/18	(518)
Hungarian Forint	65,130,000	U.S. Dollar	259,008	Bank of America	5/10/18	(7,991)
Hungarian Forint	136,189,657	U.S. Dollar	550,107	Standard Chartered Bank	5/10/18	(25,220)
Hungarian Forint	700,000	U.S. Dollar	2,792	Standard Chartered Bank	5/22/18	(92)
Mexican Peso	41,000	U.S. Dollar	2,263	Goldman Sachs	6/20/18	(88)
Mexican Peso	29,500,000	U.S. Dollar	1,570,022	Standard Chartered Bank	6/20/18	(5,166)
Polish Zloty	3,476,883	U.S. Dollar	1,027,809	Bank of America	5/10/18	(36,756)
Polish Zloty	1,859,381	U.S. Dollar	550,000	JP Morgan Chase	5/10/18	(20,001)
Polish Zloty	6,072,280	U.S. Dollar	1,793,721	Standard Chartered Bank	5/10/18	(62,874)
South African Rand	11,345,827	U.S. Dollar	918,579	Bank of America	5/3/18	(8,204)
South African Rand	2,752,625	U.S. Dollar	230,039	JP Morgan Chase	5/3/18	(9,172)
Thai Baht	30,515,893	U.S. Dollar	972,618	Standard Chartered Bank	6/15/18	(4,087)
Turkish Lira	127,000	U.S. Dollar	30,118	Goldman Sachs	7/20/18	375
Turkish Lira	2,020,000	U.S. Dollar	486,796	JP Morgan Chase	7/20/18	(1,797)
						(225,769)

			Total unrealized appreciation			$197,490
			Total unrealized depreciation			(236,343)
			Total net unrealized appreciation/(depreciation)			$(38,853)

28 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited)

Common Stocks — 89.7%

	Shares	Value ($)
Argentina – 12.3%
Banco Macro SA, ADR	10,080	976,954
BBVA Banco Frances SA, ADR	37,685	838,491
Central Puerto SA, ADR (a)	43,515	673,177
Grupo Financiero Galicia SA, ADR	4,512	288,407
YPF Sociedad Anonima, ADR	16,984	371,780
		3,148,809
Australia – 0.6%
Donaco International, Ltd.	751,325	143,342
Bangladesh – 1.9%
Brac Bank, Ltd. (a)	230,518	244,119
Square Pharmaceuticals, Ltd.	63,890	236,741
		480,860
Cambodia – 2.1%
NagaCorp, Ltd.	522,000	540,344
Colombia – 4.7%
Banco Davivienda SA	65,441	787,821
CEMEX Latam Holdings SA (a)	133,799	413,187
		1,201,008
Croatia – 0.0%
Ledo dd (a)(b)	311	9,838
Egypt – 15.6%
Centamin PLC	457,607	988,672
CI Capital Holdings Co. SAE (a)	184,913	96,075
Cleopatra Hospital (a)	379,448	87,813
Commercial International Bank,
Registered, GDR	93,299	478,624
Juhayna Food Industries	1,040,877	802,602
MM Group for Industry &
International Trade SAE (a)	399,672	394,952
Oriental Weavers	257,532	220,593
Talaat Moustafa Group	1,196,263	922,565
		3,991,896
Georgia – 4.4%
Bank of Georgia Holdings PLC	9,302	444,607
TBC Bank Group PLC	26,759	679,023
		1,123,630
Kazakhstan – 4.1%
Halyk Savings Bank of Kazakhstan
JSC, Registered, GDR	58,268	728,350
KAZ Minerals PLC (a)	25,599	323,396
		1,051,746
Kenya – 2.5%
Safaricom, Ltd.	2,265,800	639,270
Kuwait – 7.0%
Agility Public Warehousing
Co. KSC	316,558	914,658
National Bank of Kuwait SAK	358,203	889,249
		1,803,907
Mauritius – 1.3%
MCB Group, Ltd.	41,700	343,949
Morocco – 2.9%
Attijariwafa Bank	13,666	751,744
Nigeria – 2.2%
Dangote Cement PLC	260,724	178,409
Guaranty Trust Bank PLC	3,040,652	379,984
		558,393
Pakistan – 1.0%
D.G. Khan Cement Co., Ltd.	205,175	257,878
Peru – 2.2%
Credicorp, Ltd.	2,400	557,976
Philippines – 6.7%
International Container Termin	428,480	698,872
Puregold Price Club, Inc.	677,530	619,548
Vista Land & Lifescapes, Inc.	3,228,500	404,819
		1,723,239
Qatar – 1.7%
Gulf International Services QSC (a)	85,662	437,139
Romania – 6.2%
BRD-Groupe Societe Generale	126,585	491,174
SIF 5 Oltenia Craiova	786,849	434,544
Societatea Nationala de Gaze	45,594	438,333
Sphera Franchise Group SA (a)	27,628	222,170
		1,586,221
Sri Lanka – 0.6%
Sampath Bank PLC (a)	76,056	145,694
United Arab Emirates – 8.9%
DP World, Ltd.	29,385	652,359
Emaar Development PJSC (a)	169,310	254,999
Emaar Properties PJSC	260,463	409,406
Emirates NBD PJSC	167,907	493,737
Gulf Marine Services PLC (a)	155,172	76,492
NMC Health PLC	8,063	393,926
		2,280,919
Vietnam – 0.8%
Vietnam Dairy Products JSC	4,400	35,682
Vincom Retail JSC (a)	84,331	170,515
		206,197
TOTAL COMMON STOCKS
(COST $21,393,154)		22,983,999

See notes to financial statements.	HSBC FAMILY OF FUNDS 29

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Participatory Notes – 3.5%

	Shares	Value ($)
United Arab Emirates – 1.6%
Aramex PJSC, 3/14/19, (Merrill Lynch
International & Co.) (a)	363,555	400,892
Vietnam – 1.9%
Vietnam Dairy Products JSC, 2/12/19,
(JPMorgan Chase) (a)	61,292	498,134
TOTAL PARTICIPATORY NOTES
(COST $879,040)		899,026

Private Placements – 3.7%

	Principal
	Amount ($)
Kuwait – 3.7%
Human Soft Holding Co. KSC	73,356	934,953
TOTAL PRIVATE PLACEMENTS
(COST $870,447)		934,953
TOTAL INVESTMENTS
IN SECURITIES
(COST $23,142,641) – 96.9%		24,817,978
Other Assets (Liabilities) – 3.1%		797,068
NET ASSETS – 100%		$25,615,046
____________________

(a)	Represents non-income producing security.
(b)	Security was valued using significant unobservable inputs as of April 30, 2018.
ADR — American Depositary Receipt
GDR — Global Depository Receipt

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2018:

Percentage of
Industry	Net Assets at Value (%)
Banks	37.2
Real Estate Management &
Development	8.4
Oil, Gas & Consumable Fuels	5.8
Transportation Infrastructure	5.3
Air Freight & Logistics	5.1
Metals & Mining	5.1
Private Placements	3.7
Construction Materials	3.3
Food Products	3.3
Hotels, Restaurants & Leisure	2.7
Capital Markets	2.6
Wireless Telecommunication Services	2.5
Food & Staples Retailing	2.4
Electrical Equipment	2.1
Equity Real Estate Investment Trusts	1.9
Health Care Providers & Services	1.9
Distributors	1.5
Household Durables	0.9
Pharmaceuticals	0.9
Energy Equipment & Services	0.3
Total	96.9

30 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC ASIA EX-JAPAN SMALLER COMPANIES EQUITY FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited)

Common Stocks – 99.5%

	Shares	Value ($)
China – 14.6%
Avichina Industry & Technology	145,000	91,426
Baic Motor Corp., Ltd.	111,500	107,635
China Modern Dairy
Holdings, Ltd. (a)	849,000	143,999
China National Buildings
Material Co., Ltd.	152,000	177,586
China Shineway Pharmaceutical
Group, Ltd.	65,000	133,298
China Singyes Solar Technologies
Holdings, Ltd.	180,000	64,832
China State Construction International
Holdings, Ltd.	171,000	222,401
China XLX Fertiliser, Ltd.	203,000	81,370
Flat Glass Group Co., Ltd., Class H	351,000	108,327
Honghua Group, Ltd. (a)	1,015,000	100,092
Li Ning Co., Ltd. (a)	56,000	63,056
Precision Tsugami China Corp.,
Ltd. (a)	63,000	86,823
Sinopec Engineering Group Co., Ltd.,
Class H	162,500	167,543
Ten Pao Group Holdings, Ltd.	484,000	64,477
Times Property Holdings, Ltd.	163,964	238,228
Xingda International Holdings, Ltd.	577,000	206,098
Zhongsheng Group Holdings, Ltd.	71,000	203,540
		2,260,731
Hong Kong – 26.8%
ASM Pacific Technology, Ltd.	5,800	79,482
China Overseas Grand Oceans
Group, Ltd.	343,500	149,116
China Traditional Chinese Medicine
Holdings Co., Ltd.	102,000	87,711
Crystal International Group, Ltd. (a)	79,000	91,508
Dream International, Ltd.	690,000	341,993
Emperor Watch & Jewellery, Ltd.	3,640,000	249,276
EVA Precision Industrial
Holdings, Ltd.	740,000	115,316
Far East Consortium
International, Ltd.	428,000	244,430
Jacobson Pharma Corp., Ltd.	492,000	117,992
Johnson Electric Holdings, Ltd.	30,000	104,449
K Wah International Holdings, Ltd.	175,000	107,421
Kingboard Chemical Holdings, Ltd.	40,500	164,771
Kingmaker Footwear Holdings,
Ltd.	892,000	234,521
Kwg Property Holding, Ltd.	149,000	200,716
Lee & Man Chemical Co., Ltd.	216,000	163,325
Lifestyle China Group, Ltd. (a)	475,000	209,325
Melco International
Development, Ltd.	32,000	118,479
MGM China Holdings, Ltd.	66,800	183,196
Regina Miracle International
Holdings, Ltd.	175,000	150,158
Shangri-La Asia, Ltd.	62,000	120,663
Singamas Container Holdings, Ltd.	344,000	54,800
Television Broadcasts, Ltd.	41,900	132,976
Texhong Textile Group, Ltd.	159,000	221,524
Tongda Group Holdings, Ltd.	420,000	93,024
Valuetronics Holdings, Ltd.	338,520	198,570
Vinda International Holdings, Ltd.	12,000	20,745
Xinyi Glass Holdings, Ltd.	152,000	218,522
		4,174,009
India – 13.9%
Ahluwalia Contracts India, Ltd. (a)	26,643	167,422
Allcargo Logistics, Ltd.	27,902	58,204
Cesc, Ltd.	8,346	132,245
Escorts, Ltd.	4,478	67,047
Finolex Industries, Ltd.	1,642	16,091
Geojit Financial Services, Ltd.	34,770	53,250
Godawari Power and Ispat, Ltd. (a)	5,946	50,258
Graphite India, Ltd.	4,900	50,918
Gujarat Alkalies & Chemicals, Ltd.	9,308	104,146
Himadri Speciality Chemical, Ltd.	30,338	66,621
Indian Bank	16,994	81,295
JK Tyre & Industries, Ltd.	53,323	124,626
JM Financial, Ltd.	39,720	84,134
Khadim India, Ltd. (a)	8,625	99,034
Magma Fincorp, Ltd.	65,780	169,096
Minda Industries, Ltd.	1,914	31,453
Navin Fluorine International, Ltd.	9,629	111,052
NIIT, Ltd. (a)	56,277	96,641
PTC India, Ltd.	73,040	100,297
Repco Home Finance, Ltd.	12,987	124,839
Sandhar Technologies, Ltd. (a)	9,884	58,066
Sintex Plastics Technology, Ltd. (a)	56,165	45,075
Sobha, Ltd.	8,802	72,255
Steel Authority of India, Ltd. (a)	106,468	122,788
Suzlon Energy, Ltd. (a)	437,190	70,952
		2,157,805
Indonesia – 2.4%
PT ACE Hardware Indonesia Tbk	81,700	7,636
PT Adhi Karya Persero Tbk	810,500	108,436
PT Bank Tabungan Negara Tbk	239,700	53,429
PT Bumi Serpong Damai	498,200	60,171
PT Matahari Department Store Tbk	79,000	58,504
PT Tunas Baru Lampung Tbk	929,000	78,721
		366,897
Japan – 0.7%
Universal Entertainment Corp.	2,300	109,276
Korea, Republic Of – 12.6%
Asia Cement Co., Ltd.	239	33,007
BNK Financial Group, Inc.	24,009	233,681
CJ CheilJedang Corp.	294	94,012
Cuckoo Homesys Co., Ltd. (a)	526	104,438
Dentium Co., Ltd.	2,326	170,305
Doosan Bobcat, Inc.	4,301	130,560
Hanwha Chemical Corp.	6,061	162,957
Hugel, Inc. (a)	223	104,690
Hyundai Mipo Dockyard Co. (a)	1,184	98,340

See notes to financial statements.	HSBC FAMILY OF FUNDS 31

HSBC ASIA EX-JAPAN SMALLER COMPANIES EQUITY FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value ($)
Korea, Republic Of – continued
KIWOOM Securities Co., Ltd.	1,284	140,958
Kyung Dong Navien Co., Ltd.	2,104	116,734
Mando Corp.	318	67,288
Meerecompany, Inc.	682	92,100
PS Tec Co., Ltd.	11,871	67,041
TES Co., Ltd.	5,580	156,172
Vieworks Co., Ltd.	2,890	104,518
Yuhan Corp.	332	70,927
		1,947,728
Malaysia – 5.6%
Berjaya Auto Berhad	175,800	99,509
Denko Industrial Corp. Berhad (a)	309,300	130,124
Kerjaya Prospek Group Berhad	333,520	129,934
Pentamaster International, Ltd. (a)	1,020,000	146,424
Scientex Berhad	55,600	107,773
SP Setia Berhad Group	201,400	163,137
Yong Tai Berhad (a)	227,000	83,943
		860,844
Philippines – 0.6%
Melco Resorts and Entertainment
Philippines Corp. (a)	695,200	91,912
Singapore – 4.3%
AEM Holdings, Ltd.	59,000	266,556
APAC Realty, Ltd. (a)	139,200	109,318
Aslan Pharmaceuticals, Ltd. (a)	44,000	72,658
Ezion Holdings, Ltd. (a)	282,700	25,342
HRnetGroup, Ltd. (a)	227,600	136,161
Wing Tai Holdings, Ltd.	34,600	53,025
		663,060
Taiwan, Province of China – 16.8%
Accton Technology Corp.	28,000	64,002
Airtac International Group	5,446	94,507
China Airlines, Ltd. (a)	369,000	134,619
China General Plastics Corp.	110,410	118,101
Cleanaway Co., Ltd.	24,000	154,151
Compeq Manufacturing Co., Ltd.	58,000	57,795
Epistar Corp. (a)	21,000	28,584
Globalwafers Co., Ltd.	9,000	145,210
Gourmet Master Co., Ltd.	13,300	153,266
King Yuan Electronics Co., Ltd.	144,000	142,060
Macronix International Co., Ltd. (a)	114,830	182,440
Mega Financial Holdings Co., Ltd.	174,000	153,627
MiTac Holdings Corp.	69,463	75,156
Nanya Technology Corp.	22,000	68,492
PharmaEngine, Inc.	31,196	147,283
Primax Electronics, Ltd.	41,000	82,944
Sinbon Electronics Co., Ltd.	44,989	119,041
Sunonwealth Electric Machine
Industry Co., Ltd.	68,000	82,866
Topco Scientific Co., Ltd.	51,153	137,892
Walsin Technology Corp.	8,000	50,295
WT Microelectronics Co., Ltd.	115,729	172,999
Yageo Corp.	11,469	240,429
		2,605,759
Thailand – 1.2%
KCE Electronics Public Co., Ltd.	34,300	74,263
TPI Polene Power PCL	535,000	113,274
		187,537
TOTAL COMMON STOCKS
(COST $13,851,791)		15,425,558

Warrants – 0.0%

Malaysia – 0.0%
Kerjaya Prospek Group Berhad,
2/23/23	16,790	1,156
Singapore – 0.0%
Ezion Holdings, 4/6/23	432,120	–
TOTAL WARRANTS (COST $–)		1,156

Investment Companies – 0.4%

Northern Institutional Government
Assets Portfolio, Institutional
Shares, 1.43%(b)	54,405	54,405
TOTAL INVESTMENT COMPANIES
(COST $54,405)		54,405
TOTAL INVESTMENTS IN
SECURITIES
(COST $13,906,196) – 99.9%		15,481,119
Other Assets (Liabilities) – 0.1%		19,381
NET ASSETS – 100%		$15,500,500
____________________

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one day yield that was in effect on April 30, 2018.

32 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC ASIA EX-JAPAN SMALLER COMPANIES EQUITY FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2018:

Percentage of
Industry	Net Assets at Value (%)
Real Estate Management
& Development	8.9
Semiconductors &
Semiconductor Equipment	8.5
Electronic Equipment, Instruments
& Components	7.6
Machinery	6.3
Chemicals	6.3
Construction & Engineering	5.6
Textiles, Apparel & Luxury Goods	4.9
Specialty Retail	4.9
Hotels, Restaurants & Leisure	4.3
Auto Components	4.2
Banks	4.2
Leisure Products	2.9
Pharmaceuticals	2.6
Capital Markets	2.4
Electrical Equipment	2.3
Food Products	2.0
Consumer Finance	1.9
Health Care Equipment & Supplies	1.8
Multiline Retail	1.7
Biotechnology	1.6
Independent Power & Renewable
Electricity Producers	1.4
Construction Materials	1.1
Internet Software & Services	1.1
Commercial Services & Supplies	1.0
Technology Hardware, Storage
& Peripherals	1.0
Professional Services	0.9
Electric Utilities	0.9
Airlines	0.9
Media	0.9
Equity Real Estate Investment Trusts	0.8
Building Products	0.8
Metals & Mining	0.8
Automobiles	0.7
Aerospace & Defense	0.6
IT Services	0.6
Communications Equipment	0.4
Investment Companies	0.4
Air Freight & Logistics	0.4
Energy Equipment & Services	0.2
Household Products	0.1
Total	99.9

See notes to financial statements.	HSBC FAMILY OF FUNDS 33

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited)

Foreign Bonds – 14.4%

	Principal
	Amount †	Value ($)
Denmark – 0.6%
DONG Energy A/S, 6.25%
(EUSA5 + 475 bps), 6/26/13,
Callable 6/26/23 @ 100 (a)(b)	EUR 50,000	72,505
TDC A/S, 3.50%
(EUSA5 + 311 bps), 2/26/15,
Callable 2/26/21 @ 100 (a)(b)	EUR 100,000	120,919
		193,424
France – 5.0%
Accor SA, 4.13% (EUSA5 + 365 bps),
Callable 6/30/20 @ 100 (a)(b),(c)	100,000	128,228
Arkema SA, 4.75%
(EUSA5 + 435 bps), Callable
10/29/20 @ 100 (a)(b),(c)	100,000	131,461
AXA SA, Series E, 3.94%
(EUSA10 + 390 bps), Callable
11/7/24 @ 100 (a)(b),(c)	100,000	130,588
Credit Agricole SA, 6.50%
(EUSA5 + 512 bps), Callable
6/23/21 @ 100 (a)(b),(c)	200,000	271,803
Crown European Holdings, Registered,
4.00%, 7/15/22, Callable 4/15/22 @
100 (a)	100,000	132,016
Electricite de France SA, Series E,
5.38% (EUSA12 + 379 bps), Callable
1/29/25 @ 100 (a)(b),(c)	100,000	133,887
Europcar Groupe SA, 5.75%, 6/15/22,
Callable 6/15/18 @ 102.88 (a)	100,000	124,795
GDF SUEZ, 4.75% (EUSA8 + 342 bps),
Callable 7/10/21 @ 100 (a)(b),(c)	100,000	134,926
Orange SA, 5.00% (EUSA5 + 399 bps),
Callable 10/1/26 @ 100 (a)(b),(c)	200,000	280,316
		1,468,020
Germany – 3.2%
Allianz SE, 3.38%
(EUAMDB10 + 320 bps), Callable
9/18/24 @ 100 (a)(b),(c)	100,000	129,113
Commerzbank AG, Series E, 4.00%,
3/30/27, MTN	100,000	134,873
FMC Finance VIII SA, Registered,
6.50%, 9/15/18	25,000	30,901
HeidelbergCement Finance Luxembourg
SA, Series E, 1.63%, 4/7/26, MTN,
Callable 1/7/26 @ 100 (a)	100,000	121,819
SIG Combibloc Holdings GmbH,
Registered, 7.75%, 2/15/23,
Callable 5/14/18 @ 103.88 (a)	100,000	125,580
Talanx AG, Series E, 8.37%
(EUR003M + 706 bps), 6/15/42,
Callable 6/15/22 @ 100 (a)(b)	100,000	153,655
Unitymedia GmbH, Registered,
6.25%, 1/15/29, Callable 1/15/21 @
103.13 (a)	125,000	171,314
Volkswagen AG, 5.13%
(EUSA10 + 335 bps), Callable 9/4/23
@ 100 (a)(b),(c)	50,000	69,066
		936,321
Ireland – 0.4%
Ardagh Packaging Holdings, Ltd.,
4.13%, 5/15/23, Callable 5/15/19 @
102.06 (a)(d)	100,000	126,308
Italy – 0.4%
Wind Tre SpA, 3.13%, 1/20/25,
Callable 11/3/20 @ 101.56 (a)(d)	100,000	106,453
Luxembourg – 1.1%
Ineos Group Holdings SA, Registered,
5.38%, 8/1/24, Callable 8/1/19 @
102.69 (a)	100,000	127,522
Kleopatra Holdings 1 SCA,
8.50%, 6/30/23, Callable 7/15/19 @
102 (a)(d)	100,000	99,467
Telenet Finance VI Luxembourg SCA,
Registered, 4.88%, 7/15/27, Callable
7/15/21 @ 102.44 (a)	90,000	117,672
		344,661
Netherlands – 1.7%
Koninklijke KPN NV, 6.12%
(EUSA5 + 520 bps), Callable 9/14/18
@ 100 (a)(b),(c)	100,000	123,334
LGE Holdco VI BV, Registered,
7.13%, 5/15/24, Callable 5/15/19 @
103.56 (a)	100,000	130,410
NN Group NV, 4.62% (EUR003M +
395 bps), 4/8/44, Callable 4/8/24 @
100 (a)(b)	100,000	135,726
Vonovia Finance BV, 4.00%
(EUSA5 + 339 bps), Callable
12/17/21 @ 100 (a)(b),(c)	100,000	130,687
		520,157
Spain – 0.4%
Gas Natural Fenosa Finance BV,
4.13% (EUSA8 + 335 bps), Callable
11/18/22 @ 100 (a)(b),(c)	100,000	129,794
Sweden – 0.4%
Volvo Treasury AB, 4.20%
(EUSA5 + 380 bps), 6/10/75, Callable
6/10/20 @ 100 (a)(b)	EUR 100,000	128,906
United Kingdom – 1.2%
Aviva PLC, Series E, 3.38%
(EUR003M + 355 bps), 12/4/45,
Callable 12/4/25 @ 100 (a)(b)	EUR 100,000	127,236
CNH Industrial Finance Europe SA,
Series E, 1.75%, 9/12/25, MTN,
Callable 6/12/25 @ 100 (a)	100,000	121,761
Virgin Media Finance PLC, Registered,
4.50%, 1/15/25, Callable 1/15/20 @
102.25 (a)	EUR 100,000	122,858
		371,855
TOTAL FOREIGN BONDS
(COST $3,992,111)		4,325,899

34	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Yankee Dollars – 23.0%

	Principal
	Amount ($)	Value ($)
Argentina – 1.1%
IRSA Propiedades Comerciales SA,
Registered, 8.75%, 3/23/23, Callable
3/23/20 @ 104.38 (a)	23,000	25,243
Petrobras Argentina SA, Registered,
7.38%, 7/21/23, Callable 7/21/20 @
103.69 (a)	28,000	29,260
Provincia de Buenos Aires,
6.50%, 2/15/23 (d)	52,000	52,650
Republic of Argentina,
5.63%, 1/26/22	60,000	60,510
Republic of Argentina,
4.63%, 1/11/23	20,000	19,090
Republic of Argentina,
6.88%, 1/26/27	53,000	52,735
Republic of Argentina,
7.13%, 6/28/17 (d)	14,000	12,439
YPF Sociedad Anonima, Registered,
8.50%, 3/23/21	77,000	83,641
		335,568
Bahamas – 0.5%
Commonwealth of Bahamas, 6.95%,
11/20/29	3,000	3,285
Silversea Cruise Finance, 7.25%, 2/1/25,
Callable 2/1/20 @ 105.44 (a)(d)	151,000	158,958
		162,243
Bermuda – 0.7%
Viking Cruises, Ltd., 5.88%, 9/15/27,
Callable 9/15/22 @ 102.94 (a)(d)	219,000	211,335
VOC Escrow Ltd., 5.00%, 2/15/28,
Callable 2/15/23 @ 102.5 (a)(d)	11,000	10,643
		221,978
Brazil – 2.7%
Banco Do Brasil (Cayman), Registered,
6.00%, 1/22/20	100,000	104,000
Centrais Eletricas Brasileiras SA,
Registered, 6.88%, 7/30/19	100,000	103,070
Federal Republic of Brazil, 8.88%,
4/15/24	24,000	30,120
Itau Unibanco Holding SA/KY,
Registered, 5.75%, 1/22/21	100,000	103,300
Petrobras Brasileiro SA, 5.75%,
1/20/20	110,000	115,087
Petrobras Global Finance BV,
8.38%, 5/23/21	6,000	6,758
Petrobras Global Finance BV,
6.13%, 1/17/22	80,000	84,464
Petrobras Global Finance BV,
4.38%, 5/20/23	25,000	24,375
Petrobras Global Finance BV,
6.25%, 3/17/24	62,000	65,224
Petrobras Global Finance BV,
8.75%, 5/23/26	37,000	43,475
Petrobras Global Finance BV,
7.38%, 1/17/27	100,000	107,250
Petrobras Global Finance BV,
6.75%, 1/27/41	20,000	18,980
Vale SA, 4.38%, 1/11/22	13,000	13,157
Vale SA, 5.63%, 9/11/42	24,000	24,881
		844,141
Canada – 2.7%
GFL Environmental, Inc.,
5.38%, 3/1/23, Callable 3/1/20 @
102.69 (a)(d)	37,000	36,630
Hudbay Minerals, Inc., 7.25%, 1/15/23,
Callable 7/15/19 @ 103.63 (a)(d)	2,000	2,085
Hudbay Minerals, Inc., 7.63%, 1/15/25,
Callable 1/15/20 @ 105.72 (a)(d)	118,000	124,969
Iamgold Corp., 7.00%, 4/15/25,
Callable 4/15/20 @ 105.25 (a)(d)	158,000	161,159
Mattamy Group Corp., 6.88%,
12/15/23, Callable 12/15/19 @
103.44 (a)(d)	64,000	65,760
Mattamy Group Corp., 6.50%, 10/1/25,
Callable 10/1/20 @ 104.88 (a)(d)	50,000	49,875
Mountain Province Diamonds, Inc.,
8.00%, 12/15/22, Callable 12/15/19
@ 104 (a)(d)	110,000	108,900
Northwest Acquisitions ULC,
7.13%, 11/1/22, Callable 11/1/19 @
103.56 (a)(d)	61,000	62,116
Nova Chemicals Corp., 5.25%, 8/1/23,
Callable 8/1/18 @ 102.63 (a)(d)	40,000	40,000
Nova Chemicals Corp., 4.88%, 6/1/24,
Callable 3/3/24 @ 100 (a)(d)	100,000	97,000
Nova Chemicals Corp., 5.00%, 5/1/25,
Callable 1/31/25 @ 100 (a)(d)	34,000	32,725
Nova Chemicals Corp., 5.25%, 6/1/27,
Callable 3/3/27 @ 100 (a)(d)	13,000	12,513
Valeant Pharmaceuticals International,
Inc., 5.50%, 11/1/25, Callable 11/1/20
@ 102.75 (a)(d)	6,000	5,970
		799,702
Chile – 0.0%
Codelco, Inc., 5.63%, 9/21/35 (d)	7,000	7,828
Colombia – 0.3%
Bancolombia SA, 5.13%, 9/11/22	35,000	35,998
Republic of Colombia, 8.13%, 5/21/24	40,000	48,520
		84,518
El Salvador – 0.1%
Republic of El Salvador, Registered,
7.75%, 1/24/23	35,000	37,671
France – 1.0%
Electricite de France SA, Registered,
5.25% (USSW10 + 371 bps),
Callable 1/29/23 @ 100 (a)(b),(c)	100,000	100,266
Numericable-SFR SA, 7.38%, 5/1/26,
Callable 5/1/21 @ 103.69 (a)(d)	200,000	194,000
		294,266

See notes to financial statements.	HSBC FAMILY OF FUNDS	35

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Germany – 1.4%
IHO Verwaltungs (Schaeffler) GmbH,
4.50%, 9/15/23, Callable 9/15/19 @
102.25 (a)(d)	200,000	196,500
Unitymedia Kabelbw GmbH,
6.13%, 1/15/25, Callable 1/15/20 @
103.06 (a)(d)	200,000	210,250
		406,750
Guatemala – 0.0%
Central American Bottling Corp.,
5.75%, 1/31/27, Callable 1/31/22 @
102.88 (a)(d)	10,000	10,244
Indonesia – 0.7%
Majapahit Holding BV, Registered,
7.75%, 1/20/20	200,000	213,760
Ireland – 0.9%
Park Aerospace Holdings, 5.25%,
8/15/22 (d)	93,000	92,419
Park Aerospace Holdings, 5.50%,
2/15/24 (d)	181,000	175,796
		268,215
Lebanon – 0.1%
Lebanon Government International
Bond, Series G, 7.05%, 11/2/35	18,000	15,800
Luxembourg – 2.7%
Altice Luxembourg SA, 7.75%, 5/15/22,
Callable 6/4/18 @ 103.88 (a)(d)	200,000	190,999
Camelot Finance SA, 7.88%, 10/15/24,
Callable 10/15/19 @ 103.94 (a)(d)	80,000	83,400
Dana Financing Luxembourg Sarl,
5.75%, 4/15/25, Callable 4/15/20 @
104.31 (a)(d)	55,000	55,825
Dana Financing Luxembourg Sarl,
6.50%, 6/1/26, Callable 6/1/21 @
103.25 (a)(d)	33,000	34,238
FAGE International SA, 5.63%, 8/15/26,
Callable 8/15/21 @ 102.81 (a)(d)	200,000	186,500
Telenet Finance Luxembourg Notes
Sarl, 5.50%, 3/1/28, Callable 12/1/22
@ 102.75 (a)(d)	200,000	191,000
Trinseo Materials Operating SCA/Trinseo
Materials Finance, Inc., 5.38%, 9/1/25,
Callable 9/1/20 @ 102.69 (a)(d)	66,000	65,010
		806,972
Mexico – 0.3%
Petroleos Mexicanos,
6.38%, 2/4/21	10,000	10,525
Petroleos Mexicanos,
6.50%, 3/13/27	26,000	26,858
Petroleos Mexicanos,
5.35%, 2/12/28 (d)	23,000	21,882
Petroleos Mexicanos,
6.75%, 9/21/47	10,000	9,670
Petroleos Mexicanos,
6.35%, 2/12/48 (d)	10,000	9,170
		78,105
Nigeria – 0.2%
Nigeria Government International Bond,
5.63%, 6/27/22	45,000	45,788
Peru – 0.3%
Banco de Credito del Peru, Registered,
5.38%, 9/16/20	40,000	41,800
BBVA Banco Continental, Registered,
5.00%, 8/26/22	14,000	14,613
Southern Copper Corp., 6.75%,
4/16/40	27,000	32,543
Southern Copper Corp., 5.88%,
4/23/45	5,000	5,578
		94,534
Russian Federation – 1.4%
Gazprom OAO Via Gaz Capital SA,
Registered, 4.95%, 7/19/22	200,000	201,750
LUKOIL International Finance BV,
Registered, 6.66%, 6/7/22	100,000	107,038
VTB Bank OJSC Via VTB Capital SA,
6.55%, 10/13/20	100,000	104,350
		413,138
South Africa – 0.3%
Republic of South Africa, 5.50%,
3/9/20	100,000	103,484
Spain – 0.6%
Banco BIL Vizcaya Arg,
6.13% (USSW5 + 387 bps),
Callable 11/16/27 @ 100 (a)(b),(c)	200,000	193,310
Sri Lanka – 0.3%
Republic of Sri Lanka, Registered,
6.25%, 10/4/20	100,000	103,249
Switzerland – 0.7%
UBS Group AG, 7.00%
(USSW5 + 487 bps), Callable
2/19/25 @ 100 (a)(b),(c)	200,000	213,975
Turkey – 1.5%
Republic of Turkey, 7.00%, 3/11/19	200,000	205,764
Republic of Turkey, 7.00%, 6/5/20	133,000	140,449
Republic of Turkey, 7.38%, 2/5/25	62,000	67,948
Republic of Turkey, 6.88%, 3/17/36	32,000	32,864
		447,025
United Arab Emirates – 0.4%
Shelf Drilling Holdings, Ltd.,
8.25%, 2/15/25, Callable 2/15/21
@ 106.19 (a)(d)	106,000	107,590
United Kingdom – 1.4%
Royal Bank of Scotland Group PLC,
8.62% (USSW5 + 760 bps), Callable
8/15/21 @ 100 (a)(b),(c)	200,000	219,000
Virgin Media Finance PLC,
6.00%, 10/15/24, Callable 10/15/19
@ 103 (a)(d)	200,000	196,000
		415,000

36	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Venezuela – 0.2%
Bolivarian Republic of Venezuela,
9.25%, 5/7/28 (e)	4,000	1,130
Petroleos de Venezuela SA, 9.00%,
11/17/21 (e)	35,000	10,500
Petroleos de Venezuela SA, Registered,
12.75%, 2/17/22 (e)	9,000	2,813
Petroleos de Venezuela SA, Registered,
6.00%, 5/16/24 (e)	70,000	17,674
Petroleos de Venezuela SA, Registered,
6.00%, 11/15/26 (e)	63,000	15,807
		47,924
Zambia – 0.5%
First Quantum Minerals Ltd.,
7.00%, 2/15/21, Callable 6/4/18 @
103.5 (a)(d)	150,000	150,844
TOTAL YANKEE DOLLARS
(COST $6,991,542)		6,923,622

Corporate Bonds – 50.6%

United States – 50.6%
Acadia Healthcare Co., Inc., 6.50%,
3/1/24, Callable 3/1/19 @ 104.88 (a)	150,000	155,249
Ally Financial, Inc., 4.13%, 3/30/20	135,000	135,675
Ally Financial, Inc., 5.75%, 11/20/25,
Callable 10/20/25 @ 100.00 (a)	134,000	138,187
Ally Financial, Inc., 7.50%, 9/15/20	87,000	94,178
Ally Financial, Inc., 8.00%, 3/15/20	87,000	93,743
American Axle & Manufacturing, Inc.,
6.25%, 4/1/25, Callable 4/1/20 @
104.69 (a)	93,000	92,972
American Axle & Manufacturing, Inc.,
6.25%, 3/15/26, Callable 3/15/21 @
103.13 (a)	87,000	86,130
American Axle & Manufacturing, Inc.,
6.50%, 4/1/27, Callable 4/1/22 @
103.25 (a)	101,000	100,465
American Express Co., 5.20%
(US0003M + 343 bps), Callable
11/15/19 @ 100.00 (a)(b),(c)	65,000	65,731
Andeavor Logistics LP, 6.87%
(US0003M + 465 bps), Callable
2/15/23 @ 100.00 (a)(b),(c)	61,000	61,838
Ashton Woods USA LLC/Ashton
Woods Finance Co., 6.75%, 8/1/25,
Callable 8/1/20 @ 105.06 (a)(d)	49,000	47,285
Ball Corp., 4.38%, 12/15/23	EUR 100,000	136,556
Bank of America Corp.,
6.50% (US0003M + 417 bps),
Callable 10/23/24 @ 100.00 (a)(b),(c)	75,000	79,500
Blue Cube Spinco, Inc.,
9.75%, 10/15/23, Callable 10/15/20
@ 102.44 (a)	88,000	100,980
Blue Cube Spinco, Inc.,
10.00%, 10/15/25, Callable 10/15/20
@ 105.00 (a)	28,000	32,760
Blue Racer Midstream LLC,
6.13%, 11/15/22, Callable 6/4/18 @
104.59 (a)(d)	213,000	218,325
Blueline Rental Finance Corp/Blueline
Rental LLC, 9.25%, 3/15/24, Callable
3/15/20 @ 104.63 (a)(d)	175,000	186,104
Boise Cascade Co., 5.63%, 9/1/24,
Callable 9/1/19 @ 104.22 (a)(d)	45,000	45,563
Boyd Gaming Corp., 6.88%, 5/15/23,
Callable 5/21/18 @ 105.16 (a)	115,000	120,750
Boyne USA, Inc., 7.25%, 5/1/25,
Callable 5/1/21 @ 103.63 (a)(d)	60,000	61,968
Buckeye Partners LP, 6.38%
(US0003M + 402 bps), 1/22/78,
Callable 1/22/23 @ 100.00 (a)(b)	105,000	102,116
Cablevision Systems Corp.,
5.88%, 9/15/22	174,000	171,390
Calpine Corp., 5.38%, 1/15/23,
Callable 10/15/18 @ 102.69 (a)	26,000	24,928
Calpine Corp., 5.75%, 1/15/25,
Callable 10/15/19 @ 102.88 (a)	154,000	140,909
Calpine Corp., 6.00%, 1/15/22,
Callable 6/4/18 @ 103.00 (a)(d)	75,000	76,688
Capital One Financial Corp., 5.55%
(US0003M + 380 bps), Callable
6/1/20 @ 100.00 (a)(b),(c)	120,000	123,600
Carmike Cinemas, Inc., 6.00%, 6/15/23,
Callable 6/15/18 @ 104.50 (a)(d)	110,000	113,850
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20,
Callable 6/4/18 @ 101.88 (a)	16,000	16,160
CCO Holdings LLC, 5.00%, 2/1/28,
Callable 8/1/22 @ 102.50 (a)(d)	134,000	123,733
CCO Holdings LLC, 5.13%, 5/1/23,
Callable 6/4/18 @ 103.84 (a)(d)	164,000	164,525
CCO Holdings LLC, 5.75%, 1/15/24,
Callable 7/15/18 @ 102.88 (a)	100,000	100,940
Cemex Finance LLC, Registered, 6.00%,
4/1/24, Callable 4/1/19 @ 103.00 (a)	200,000	205,600
Centene Corp., 4.75%, 5/15/22,
Callable 5/15/19 @ 102.38 (a)	14,000	14,140
Centene Corp., 4.75%, 1/15/25,
Callable 1/15/20 @ 103.56 (a)	26,000	25,277
Centene Corp., 5.63%, 2/15/21,
Callable 6/4/18 @ 102.81 (a)	27,000	27,796
Centene Corp., 6.13%, 2/15/24,
Callable 2/15/19 @ 104.59 (a)	73,000	76,482
CenturyLink, Inc., 5.63%, 4/1/25,
Callable 1/1/25 @ 100.00 (a)	95,000	87,258
CenturyLink, Inc., 6.75%, 12/1/23	96,000	95,280
Cheniere Energy Partners, 5.25%,
10/1/25, Callable 10/1/20 @
102.63 (a)(d)	125,000	122,188
Citigroup, Inc., 5.87% (US0003M
+ 406 bps), Callable 3/27/20 @
100.00 (a)(b),(c)	70,000	71,925
Clearwater Paper Corp.,
5.38%, 2/1/25 (d)	202,000	179,275
Cliffs Natural Resources, Inc., 5.75%,
3/1/25, Callable 3/1/20 @ 104.31 (a)	149,000	143,692

See notes to financial statements.	HSBC FAMILY OF FUNDS	37

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
CSC Holdings LLC, 5.25%, 6/1/24	200,000	187,999
DCP Midstream LLC, 8.13%, 8/16/30	77,000	92,400
DCP Midstream Partners, 7.38%
(US0003M + 515 bps), Callable
12/15/22 @ 100.00 (a)(b),(c)	134,000	131,990
Dell, Inc., 7.10%, 4/15/28	109,000	119,083
Diamond 1 Finance/Diamond 2,
5.88%, 6/15/21, Callable 6/15/18 @
102.94 (a)(d)	19,000	19,545
Diamond 1 Finance/Diamond 2,
6.02%, 6/15/26, Callable 3/15/26 @
100.00 (a)(d)	50,000	52,953
Diamond 1 Finance/Diamond 2,
7.13%, 6/15/24, Callable 6/15/19 @
105.34 (a)(d)	25,000	26,625
DISH DBS Corp., 5.88%, 7/15/22	195,000	178,912
Eagle Holding Co. II LLC,
7.63%, 5/15/22, Callable 6/4/18 @
102.00 (a)(d)	193,000	195,413
Eldorado Resorts, Inc., 7.00%, 8/1/23,
Callable 8/1/18 @ 105.25 (a)	135,000	142,425
Energy Transfer Partners, 6.25%
(US0003M + 418 bps), Callable
2/15/23 @ 100.00 (a)(b),(c)	83,000	79,082
EnLink Midstream Partners LP, 6.00%
(US0003M + 411 bps), Callable
12/15/22 @ 100.00 (a)(b),(c)	137,000	128,438
Envision Healthcare Corp.,
5.13%, 7/1/22, Callable 5/15/18 @
103.84 (a)(d)	117,000	115,538
EP Energy LLC/Everest Acquisition
Finance, Inc., 9.38%, 5/1/24,
Callable 5/1/20 @ 107.03 (a)(d)	55,000	42,075
Exela Intermediate LLC Exela Finance,
Inc., 10.00%, 7/15/23, Callable
7/15/20 @ 105.00 (a)(d)	141,000	141,176
First Data Corp., 7.00%, 12/1/23,
Callable 12/1/18 @ 103.50 (a)(d)	200,000	209,276
Five Point Op Co., LP/Five,
7.88%, 11/15/25, Callable 11/15/20 @
105.81 (a)(d)	87,000	89,175
Freeport-McMoRan, Inc.,
3.88%, 3/15/23, Callable 12/15/22 @
100.00 (a)	44,000	42,185
Freeport-McMoRan, Inc.,
6.88%, 2/15/23, Callable 2/15/20 @
103.44 (a)	18,000	19,305
Frontier Communications,
8.50%, 4/1/26, Callable 4/1/21 @
106.38 (a)(d)	60,000	58,350
Genesis Energy LP, 5.63%, 6/15/24,
Callable 6/15/19 @ 102.81 (a)	40,000	38,100
Genesis Energy LP, 6.75%, 8/1/22,
Callable 8/1/18 @ 103.38 (a)	76,000	77,140
Golden Nugget, Inc., 6.75%, 10/15/24,
Callable 10/15/19 @ 103.38 (a)(d)	99,000	100,485
Golden Nugget, Inc., 8.75%, 10/1/25,
Callable 10/1/20 @ 104.38 (a)(d)	256,000	267,519
Goldman Sachs Group, Inc., 5.00%
(US0003M + 287 bps), Callable
11/10/22 @ 100.00 (a)(b),(c)	85,000	81,636
Goldman Sachs Group, Inc., 5.38%
(US0003M + 392 bps), Callable
5/10/20 @ 100.00 (a)(b),(c)	120,000	122,845
Gulfport Energy Corp., 6.38%, 5/15/25,
Callable 5/15/20 @ 104.78 (a)	77,000	73,896
Gulfport Energy Corp., 6.00%, 10/15/24,
Callable 10/15/19 @ 104.50 (a)	196,000	186,200
Halcon Resources Corp.,
6.75%, 2/15/25, Callable 2/15/20 @
105.06 (a)	92,000	91,885
HCA Healthcare, Inc., 5.88%, 2/15/26,
Callable 8/15/25 @ 100.00 (a)	200,000	202,499
HCA Holdings, Inc., 6.50%, 2/15/20	70,000	73,150
Herc Rentals, Inc., 7.50%, 6/1/22,
Callable 6/1/19 @ 103.75 (a)(d)	69,000	73,140
Infor, Inc., 5.75%, 8/15/20,
Callable 5/21/18 @ 102.88 (a)(d)	5,000	5,094
Infor, Inc., 6.50%, 5/15/22,
Callable 5/21/18 @ 103.25 (a)	125,000	126,875
Inventiv Group Holdings, Inc.,
7.50%, 10/1/24, Callable 10/1/19 @
103.75 (a)(d)	79,000	83,937
Jacobs Entertainment, Inc.,
7.88%, 2/1/24, Callable 2/1/20 @
105.91 (a)(d)	138,000	143,693
Jaguar Holding Co. II, 6.38%, 8/1/23,
Callable 8/1/18 @ 104.78 (a)(d)	69,000	69,863
JPMorgan Chase & Co., 5.30%
(US0003M + 380 bps), Callable
5/1/20 @ 100.00 (a)(b),(c)	60,000	61,800
JPMorgan Chase & Co., 6.00%
(US0003M + 330 bps), Callable
8/1/23 @ 100.00 (a)(b),(c)	85,000	86,460
Kaiser Aluminum Corp.,
5.88%, 5/15/24, Callable 5/15/19 @
104.41 (a)	7,000	7,210
Kindred Healthcare, Inc.,
8.00%, 1/15/20	106,000	113,553
Kindred Healthcare, Inc., 8.75%, 1/15/23,
Callable 6/4/18 @ 106.56 (a)	24,000	25,710
Level 3 Financing, Inc., 5.13%, 5/1/23,
Callable 6/4/18 @ 102.56 (a)	90,000	89,100
Level 3 Financing, Inc., 5.38%, 5/1/25,
Callable 5/1/20 @ 102.69 (a)	39,000	38,403
Level 3 Financing, Inc., 5.38%, 1/15/24,
Callable 1/15/19 @ 102.69 (a)	24,000	23,760
LifePoint Health, Inc., 5.38%, 5/1/24,
Callable 5/1/19 @ 104.03 (a)	57,000	54,293
M/I Homes, Inc., 5.63%, 8/1/25,
Callable 8/1/20 @ 104.22 (a)	34,000	32,725
Match Group, Inc., 6.38%, 6/1/24,
Callable 6/1/19 @ 104.78 (a)	91,000	96,005
MGM Growth/MGM Finance, 5.63%,
5/1/24, Callable 2/1/24 @ 100.00 (a)	38,000	38,761

38	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
MGM Resorts International,
7.75%, 3/15/22	40,000	44,350
MPH Acquisition Holdings LLC,
7.13%, 6/1/24, Callable 6/1/19 @
105.34 (a)(d)	66,000	67,182
MPT Operating Partnership LP,
5.00%, 10/15/27, Callable 10/15/22
@ 102.50 (a)	115,000	108,963
MPT Operating Partnership LP, 5.25%,
8/1/26, Callable 8/1/21 @ 102.63 (a)	20,000	19,450
Nabors Industries, Inc., 5.75%, 2/1/25,
Callable 11/1/24 @ 100.00 (a)(d)	34,000	32,215
Navient Corp., 7.25%, 1/25/22, MTN	50,000	52,875
Outfront Media Capital LLC,
5.25%, 2/15/22, Callable 6/4/18 @
102.63 (a)	130,000	131,950
PBF Holding Co. LLC, 7.00%, 11/15/23,
Callable 11/15/18 @ 105.25 (a)	133,000	137,323
PBF Holding Co. LLC, 7.25%, 6/15/25,
Callable 6/15/20 @ 105.44 (a)	90,000	93,375
PBF Logistics LP, 6.88%, 5/15/23,
Callable 6/4/18 @ 105.16 (a)	130,000	131,300
Pilgrim’s Pride Corp., 5.75%, 3/15/25,
Callable 3/15/20 @ 102.88 (a)(d)	71,000	69,403
Pilgrim’s Pride Corp., 5.88%, 9/30/27,
Callable 9/30/22 @ 102.94 (a)(d)	96,000	91,680
Pinnacle Entertainment, Inc.,
5.63%, 5/1/24, Callable 5/1/19 @
104.22 (a)	161,000	168,244
Pitney Bowes, Inc., 3.88%, 5/15/22,
Callable 4/15/22 @ 100.00 (a)	55,000	51,769
Plains All American Pipeline LP, 6.13%
(US0003M + 411 bps), Callable
11/15/22 @ 100.00 (a)(b),(c)	160,000	155,400
Plastipak Holdings, Inc., 6.25%,
10/15/25, Callable 10/15/20 @
103.13 (a)(d)	127,000	123,190
Platform Specialty Prod,
5.88%, 12/1/25, Callable 12/1/20 @
102.94 (a)(d)	165,000	160,875
Polaris Intermediate Corp.,
8.50%, 12/1/22, Callable 6/1/19 @
104.00 (a)(d)	118,000	119,770
Prestige Brands, Inc., 6.38%, 3/1/24,
Callable 3/1/19 @ 104.78 (a)(d)	250,000	251,250
Rayonier Am Prod, Inc., 5.50%, 6/1/24,
Callable 6/1/19 @ 102.75 (a)(d)	86,000	83,205
Rite AID Corp., 6.75%, 6/15/21,
Callable 6/4/18 @ 103.38 (a)	45,000	45,844
Rose Rock Midstream LP, 5.63%,
11/15/23, Callable 5/15/19 @
102.81 (a)	61,000	57,493
Sanchez Energy Corp., 6.13%, 1/15/23,
Callable 7/15/18 @ 103.06 (a)	411,000	296,823
Sanchez Energy Corp., 7.25%, 2/15/23,
Callable 2/15/20 @ 103.63 (a)(d)	70,000	70,700
Sealed Air Corp., 4.50%, 9/15/23,
Callable 6/15/23 @ 100.00 (a)	EUR 100,000	136,128
Select Medical Holdings Corp.,
6.38%, 6/1/21, Callable 6/4/18 @
101.59 (a)	134,000	136,010
SemGroup Corp., 6.38%, 3/15/25,
Callable 3/15/20 @ 103.19 (a)	139,000	132,398
SemGroup Corp., 7.25%, 3/15/26,
Callable 3/15/21 @ 103.63 (a)	28,000	27,790
Seminole Hard Rock Entertainment,
Inc., 5.88%, 5/15/21, Callable 6/4/18
@ 101.47 (a)(d)	125,000	125,000
Sirius XM Radio, Inc., 6.00%, 7/15/24,
Callable 7/15/19 @ 103.00 (a)(d)	75,000	77,054
Southwestern Energy Co.,
4.10%, 3/15/22, Callable 12/15/21 @
100.00 (a)	35,000	33,950
Southwestern Energy Co.,
7.50%, 4/1/26, Callable 4/1/21 @
105.63 (a)	104,000	106,860
Springleaf Finance Corp.,
6.88%, 3/15/25	88,000	88,880
Sprint Capital Corp., 6.88%, 11/15/28	30,000	30,600
Sprint Communications, Inc.,
6.00%, 11/15/22	125,000	127,656
Sprint Corp., 7.63%, 3/1/26,
Callable 11/1/25 @ 100.00 (a)	43,000	45,258
Sprint Corp., 7.88%, 9/15/23.	328,000	351,780
Surgery Center Holdings, Inc.,
8.88%, 4/15/21, Callable 6/4/18 @
106.66 (a)(d)	95,000	97,613
Targa Resources Partners LP,
5.00%, 1/15/28, Callable 1/15/23 @
102.50 (a)(d)	64,000	59,200
Targa Resources Partners LP,
5.13%, 2/1/25, Callable 2/1/20 @
103.84 (a)	188,000	182,360
Targa Resources Partners LP,
5.88%, 4/15/26, Callable 4/15/21
@ 104.41 (a)(d)	23,000	22,885
Targa Resources Partners LP,
6.75%, 3/15/24, Callable 9/15/19 @
103.38 (a)	31,000	32,395
Taylor Morrison Communities, Inc.,
5.88%, 4/15/23, Callable 1/15/23 @
100.00 (a)(d)	110,000	112,475
Tempo Acquisition Ll/Fi,
6.75%, 6/1/25, Callable 6/1/20 @
103.38 (a)(d)	167,000	165,330
Tenet Healthcare Corp., 5.13%, 5/1/25,
Callable 5/1/20 @ 102.56 (a)(d)	16,000	15,600
Tenet Healthcare Corp.,
6.00%, 10/1/20.	100,000	103,567
Tenet Healthcare Corp.,
8.13%, 4/1/22	245,000	255,105
Tennessee Merger Sub, Inc.,
6.38%, 2/1/25, Callable 2/1/20 @
103.19 (a)(d)	106,000	92,220
The Chemours Co., 5.38%, 5/15/27,
Callable 2/15/27 @ 100.00 (a)	65,000	64,350

See notes to financial statements.	HSBC FAMILY OF FUNDS 39

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
The Chemours Co., 6.63%, 5/15/23,
Callable 6/4/18 @ 104.97 (a)	75,000	78,844
T-Mobile US, Inc., 6.00%, 4/15/24,
Callable 4/15/19 @ 104.50 (a)	5,000	5,236
T-Mobile US, Inc., 6.50%, 1/15/24,
Callable 1/15/19 @ 103.25 (a)	150,000	157,125
Tribune Media Co., 5.88%, 7/15/22,
Callable 7/15/18 @ 102.94 (a)	110,000	111,375
Tronox, Inc., 6.50%, 4/15/26,
Callable 4/15/21 @ 103.25 (a)(d)	105,000	104,475
TTM Technologies, Inc.,
5.63%, 10/1/25, Callable 10/1/20 @
102.81 (a)(d)	90,000	88,200
United Rentals North America, Inc.,
5.50%, 5/15/27, Callable 5/15/22 @
102.75 (a)	22,000	21,945
Warrior Met Coal, Inc., 8.00%, 11/1/24,
Callable 11/1/20 @ 104.00 (a)(d)	104,000	106,148
Waste Pro USA, Inc., 5.50%, 2/15/26,
Callable 2/15/21 @ 104.13 (a)(d)	113,000	111,836
West Corp., 8.50%, 10/15/25,
Callable 10/15/20 @ 104.25 (a)(d)	61,000	58,865
WeWork Co., Inc., 7.88%, 5/1/25 (d)	85,000	82,025
William Lyon Homes, Inc.,
6.00%, 9/1/23, Callable 9/1/20 @
103.00 (a)(d)	30,000	29,916
Zayo Group LLC/Zayo Capital LLC,
5.75%, 1/15/27, Callable 1/15/22 @
102.88 (a)(d)	23,000	22,828
Zayo Group LLC/Zayo Capital LLC,
6.00%, 4/1/23, Callable 6/4/18 @
104.50 (a)	125,000	128,587
Zayo Group LLC/Zayo Capital LLC,
6.38%, 5/15/25, Callable 5/15/20 @
103.19 (a)	75,000	77,640
		15,191,531
TOTAL CORPORATE BONDS
(COST $15,327,799)		15,191,531

Exchange Traded Fund – 2.5%

	Shares
iShares JPMorgan USD Emerging
Markets Bond ETF	6,950	765,473
TOTAL EXCHANGE TRADED FUND
(COST $797,885)		765,473

Investment Companies – 6.9%

	Shares	Value ($)
Northern Institutional Government
Assets Portfolio, Institutional Shares,
1.43% (f)	1,956,137	1,956,137
Northern Institutional U.S. Government
Select Portfolio, Institutional Shares,
1.46% (f)	130,696	130,696
TOTAL INVESTMENT COMPANIES
(COST $2,086,833)		2,086,833
TOTAL INVESTMENTS IN
SECURITIES
(COST $29,196,170) – 97.4%		29,293,358
Other Assets (Liabilities) – 2.6%		786,425
NET ASSETS – 100%		$30,079,783
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(b)	Floating or variable rate security. The rate presented represents the rate in effect on April 30, 2018. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.
(c)	Securities are perpetual and, thus, do not have a predetermined maturity date.
(d)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(e)	Defaulted security.
(f)	The rate represents the annualized one day yield that was in effect on April 30, 2018.

bps — Basis Points
ETF — Exchange-Traded Fund
EUAMDB10 — EU LIBOR 10 Year
EUR — Euro
EUR003M — 3 Month EUR LIBOR
EUSA5 — Euro 5 Year Swap Rate
EUSA8 — Euro 8 Year Swap Rate
EUSA10 — Euro 10 Year Swap Rate
EUSA12 — Euro 12 Year Swap Rate
LLC — Limited Liability Company
MTN — Medium Term Note
ULC — Unlimited Liability Co.
US0003M — 3 Month US Dollar LIBOR
USSW5 — USD 5 Year Swap Rate
USSW10 — USD 10 Year Swap Rate

40 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2018:

Percentage of Net Assets
Industry	at Value (%)
Oil, Gas & Consumable Fuels	12.8
Media	7.9
Investment Companies	6.9
Health Care Providers & Services	6.7
Diversified Telecommunication
Services	6.0
Hotels, Restaurants & Leisure	5.7
Banks	4.9
Metals & Mining	3.7
Sovereign Bonds	3.5
Chemicals	3.5
Consumer Finance	2.7
Exchange Traded Fund	2.5
Containers & Packaging	2.5
Wireless Telecommunication Services	2.5
Insurance	2.2
Trading Companies & Distributors	2.1
Electric Utilities	1.9
Capital Markets	1.4
Pharmaceuticals	1.4
Commercial Services & Supplies	1.3
Construction Materials	1.1
Food Products	1.1
Household Durables	1.1
Auto Components	1.0
Diversified Financial Services	0.9
Independent Power & Renewable
Electricity Producers	0.9
Technology Hardware, Storage &
Peripherals	0.8
Paper & Forest Products	0.8
Internet Software & Services	0.8
IT Services	0.7
Real Estate Management &
Development	0.7
Life Sciences Tools & Services	0.6
Automobiles	0.6
Multi-Utilities	0.6
Professional Services	0.5
Equity Real Estate Investment Trusts	0.5
Energy Equipment & Services	0.5
Gas Utilities	0.4
Machinery	0.4
Road & Rail	0.4
Software	0.4
Electronic Equipment, Instruments &
Components	0.3
Food & Staples Retailing	0.2
Beverages	0.0
Total	97.4

See notes to financial statements.	HSBC FAMILY OF FUNDS 41

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Futures Contracts Sold

					Unrealized
	Number of	Expiration	Notional		Appreciation/
Description	Contracts	Date	Amount	Value	(Depreciation)
10-Year US Treasury Note Futures	1	6/20/18	$120,015	$119,625	$390
			$120,015	$119,625	$390

	Total unrealized appreciation				$390
	Total unrealized depreciation				$–
	Total net unrealized appreciation/(depreciation)				$390

Credit Default Swap Agreements - Sell Protection(a)

Underlying Instrument	Receive Fixed Rate (%)	Payment Frequency	Implied Credit Spread at April 30, 2018 (%)(b)	Counterparty	Expiration Date	Notional Amount ($)(c)		Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
CDX Emerging Markets
Index, Series 25*	1.00	Quarterly	0.78	Bank of America	6/20/21	316,350	**	2,258	(22,247)	24,505
								2,258	(22,247)	24,505

					Total swap agreements at value (assets)					$2,258
					Total swap agreements at value (liabilities)					—
					Net swap agreements at value					$2,258

Centrally Cleared Credit Default Swap Agreements - Sell Protection(a)

Underlying Instrument	Receive Fixed Rate (%)	Payment Frequency	Implied Credit Spread at April 30, 2018 (%)(b)	Expiration Date	Notional Amount ($)(c)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
CDX N.A. High Yield Index, Series 30	5.00	Daily	3.38	6/20/23	500,000	34,475	28,739	5,736
						34,475	28,739	5,736

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount of payment the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.
*	As of April 30, 2018, the CDX Emerging Markets Index, Series 25 included securities which had defaulted and represented 5% of the Index.
**	Reflects the notional amount after the default of securities.

42 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Forward Currency Exchange Contracts - Short Contracts

						Net Unrealized
						Appreciation/
Description and amount of		Description and amount			Settlement	(Depreciation)
currency to be purchased		of currency to be sold		Counterparty	Date	($)
U.S. Dollar	4,850,511	European Euro	3,904,270	UBS AG	5/2/18	136,120
U.S. Dollar	4,605,808	European Euro	3,804,270	Morgan Stanley	6/4/18	(175)
U.S. Dollar	121,064	European Euro	100,000	UBS AG	6/4/18	(10)
						135,935

			Total unrealized appreciation			$136,120
			Total unrealized depreciation			(185)
			Total net unrealized appreciation/(depreciation)			$135,935

See notes to financial statements.	HSBC FAMILY OF FUNDS 43

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited)

Foreign Bonds – 21.6%

	Principal
	Amount †	Value ($)
Belgium – 0.5%
AG Insurance SA-NV, 3.50%, 6/30/47,
Callable 6/30/27 @ 100 (a)	100,000	127,654
France – 6.8%
AXA SA, Series E, 3.94%
(EUSA10 + 390 bps), Callable 11/7/24
@ 100 (a),(b)(c)	100,000	130,588
Banque Federative du Credit Mutuel
SA, Series E, 3.00%, 5/21/24	100,000	131,536
BNP Paribas Cardif SA, 4.03%
(EUR003M + 393 bps), Callable
11/25/25 @ 100 (a),(b)(c)	200,000	261,530
BPCE SA, 2.75% (EUSA5 + 183 bps),
7/8/26, Callable 7/8/21 @ 100 (a)(c)	200,000	256,308
Credit Agricole SA, 6.50% (EUSA5 +
512 bps), Callable 6/23/21
@ 100 (a),(b)(c)	150,000	203,853
Crown European Holdings, Registered,
4.00%, 7/15/22, Callable 4/15/22
@ 100 (a)	100,000	132,016
Electricite de France SA, Series E,
5.38% (EUSA12 + 379 bps), Callable
1/29/25 @ 100 (a),(b)(c)	100,000	133,887
GDF SUEZ, Series N10, 3.88%
(EUSA10 + 290 bps), Callable 6/2/24
@ 100 (a),(b)(c)	100,000	131,623
GDF SUEZ, 4.75% (EUSA8 + 342 bps),
Callable 7/10/21 @ 100 (a),(b)(c)	100,000	134,925
Novalis SAS, Registered, 3.00%,
4/30/22, Callable 6/4/18
@ 101.5 (a)	100,000	122,627
Orange SA, 4.25% (EUSA5 + 308 bps),
Callable 2/7/20 @ 100 (a),(b)(c)	100,000	128,737
Societe Generale, 2.50% (EUSA5 +
183 bps), 9/16/26, Callable 9/16/21
@ 100 (a)(c)	100,000	126,517
		1,894,147
Germany – 5.7%
Bayer AG, Series E, 3.00% (EUSA5 +
218 bps), 7/1/75, Callable 7/1/20
@ 100 (a)(c)	150,000	188,587
Bertelsmann SE & Co. KGaA, 3.00%
(EUSA5 + 264 bps), 4/23/75,
Callable 4/23/23 @ 100 (a)(c)	100,000	125,580
BMW Finance NV, Series E,
1.00%, 2/15/22	150,000	186,299
Commerzbank AG, Series E,
4.00%, 3/30/27, MTN	100,000	134,873
HeidelbergCement AG,
8.50%, 10/31/19	150,000	204,162
Talanx AG, Series E, 8.37%
(EUR003M + 706 bps), 6/15/42,
Callable 6/15/22 @ 100 (a)(c)	200,000	307,308
Unitymedia GmbH, Registered, 6.25%,
1/15/29, Callable 1/15/21 @ 103.13 (a)	150,000	205,576
Volkswagen AG, 5.13% (EUSA10
+ 335 bps), Callable 9/4/23
@ 100 (a),(b)(c)	175,000	241,731
		1,594,116
Hong Kong – 0.7%
CK Hutchison Holdings, 3.75% (EUSA5
+ 294 bps), Callable 5/10/18
@ 100 (a),(b)(c)	EUR 150,000	181,243
Ireland – 0.5%
Bank of Ireland, Series E, 4.25%
(EUSA5 + 355 bps), 6/11/24, Callable
6/11/19 @ 100 (a)(c)	100,000	125,429
Italy – 3.7%
Enel SpA, 5.00% (EUSA5 + 365 bps),
1/15/75, Callable 1/15/20
@ 100 (a)(c)	100,000	129,642
Eni SpA, Series E, 0.75%, 5/17/22	150,000	184,018
EXOR SpA, 2.50%, 10/8/24	100,000	130,045
Intesa Sanpaolo SPA, Series E,
6.63%, 9/13/23	150,000	224,187
Snam SpA, 1.25%, 1/25/25	200,000	243,241
Wind Tre SpA, 3.13%, 1/20/25,
Callable 11/3/20 @ 101.56 (a)(d)	100,000	106,453
		1,017,586
Netherlands – 1.9%
Aegon NV, Series E, 4.00% (EUR003M
+ 335 bps), 4/25/44, Callable 4/25/24
@ 100 (a)(c)	100,000	132,381
Cooperatieve Rabobank UA, Series E,
4.13%, 9/14/22	100,000	137,585
Fresenius SE & Co. KGaA, Registered,
3.00%, 2/1/21	100,000	129,779
Wolters Kluwer NV, 2.50%, 5/13/24,
Callable 2/13/24 @ 100 (a)	100,000	131,668
		531,413
Spain – 0.5%
Santander Issuances, Series E,
2.50%, 3/18/25	100,000	125,629
Switzerland – 0.4%
Credit Suisse Group AG, 1.25% (EUSA1
+ 75 bps), 7/17/25, Callable 7/17/24
@ 100 (a)(c)	100,000	119,727
United Kingdom – 0.9%
CNH Industrial Finance Europe SA,
Series E, 1.75%, 9/12/25, MTN,
Callable 6/12/25 @ 100 (a)	100,000	121,761
FCE Bank PLC, Series E,
1.11%, 5/13/20	EUR 100,000	123,284
		245,045
TOTAL FOREIGN BONDS
(COST $ 5,385,744)		5,961,989

44	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Yankee Dollars – 34.6%

	Principal
	Amount ($)	Value ($)
Argentina – 1.8%
Provincia de Buenos Aires,
6.50%, 2/15/23 (d)	34,000	34,425
Provincia de Buenos Aires,
Registered, 6.50%, 2/15/23	34,000	34,425
Republic of Argentina,
5.63%, 1/26/22	250,000	252,124
Republic of Argentina,
5.88%, 1/11/28	21,000	19,236
Republic of Argentina,
6.88%, 1/11/48	91,000	80,854
Republic of Argentina,
7.13%, 6/28/17 (d)	24,000	21,324
YPF SA, 7.00%, 12/15/47,
Callable 6/15/47 @ 100 (a)(d)	30,000	26,610
YPF Sociedad Anonima,
Registered, 8.50%, 3/23/21	22,000	23,898
		492,896
Australia – 0.3%
Macquarie Bank Ltd., 3.53%
(US0003M + 118 bps), 1/15/19 (c)(d)	60,000	60,401
Westpac Banking Corp., 5.00%
(USISDA05 + 289 bps), Callable
9/21/27 @ 100 (a),(b)(c)	35,000	31,886
		92,287
Bahamas – 0.2%
Commonwealth of Bahamas,
6.95%, 11/20/29	7,000	7,665
Silversea Cruise Finance, 7.25%,
2/1/25, Callable 2/1/20
@ 105.44 (a)(d)	48,000	50,530
		58,195
Bermuda – 0.4%
Aircastle Ltd., 5.50%, 2/15/22	100,000	104,500
VOC Escrow Ltd., 5.00%, 2/15/28,
Callable 2/15/23 @ 102.5 (a)(d)	3,000	2,903
		107,403
Brazil – 2.3%
Banco Do Brasil (Cayman), Registered,
6.00%, 1/22/20	100,000	104,000
Centrais Eletricas Brasileiras SA,
Registered, 6.88%, 7/30/19	100,000	103,070
Federal Republic of Brazil,
5.63%, 1/7/41	100,000	95,051
Petrobras Brasileiro SA,
5.75%, 1/20/20	175,000	183,094
Petrobras Global Finance BV,
6.13%, 1/17/22	53,000	55,957
Petrobras Global Finance BV,
6.75%, 1/27/41	28,000	26,572
Vale Overseas, Ltd.,
6.88%, 11/21/36	52,000	60,289
		628,033
Canada – 1.9%
Bank of Montreal, 3.80% (USSW5 +
143 bps), 12/15/32, Callable 12/15/27
@ 100 (a)(c)	25,000	23,548
Bank of Nova Scotia, 4.65% (US0003M
+ 265 bps), Callable 10/12/22
@ 100 (a),(b)(c)	20,000	18,850
Cascades, Inc., 5.50%, 7/15/22,
Callable 6/4/18 @ 104.13 (a)(d)	4,000	4,020
CCL Industries, Inc., 3.25%, 10/1/26,
Callable 7/1/26 @ 100 (a)(d)	30,000	27,496
Enbridge, Inc., 5.50% (US0003M +
342 bps), 7/15/77, Callable 7/15/27
@ 100 (a)(c)	55,000	51,150
Enbridge, Inc., 6.25% (US0003M +
364 bps), 3/1/78, Callable 3/1/28
@ 100 (a)(c)	15,000	14,597
GFL Environmental, Inc., 5.38%,
3/1/23, Callable 3/1/20
@ 102.69 (a)(d)	8,000	7,920
Hudbay Minerals, Inc., 7.25%, 1/15/23,
Callable 7/15/19 @ 103.63 (a)(d)	1,000	1,043
Hudbay Minerals, Inc., 7.63%, 1/15/25,
Callable 1/15/20 @ 105.72 (a)(d)	36,000	38,126
Iamgold Corp., 7.00%, 4/15/25, Callable
4/15/20 @ 105.25 (a)(d)	43,000	43,859
Kinross Gold Corp., 4.50%, 7/15/27,
Callable 4/15/27 @ 100 (a)(d)	40,000	37,641
Mattamy Group Corp., 6.88%,
12/15/23, Callable 12/15/19
@ 103.44 (a)(d)	18,000	18,495
Mattamy Group Corp., 6.50%, 10/1/25,
Callable 10/1/20 @ 104.88 (a)(d)	6,000	5,985
Mountain Province Diamonds, Inc.,
8.00%, 12/15/22, Callable 12/15/19
@ 104 (a)(d)	28,000	27,720
New Gold, Inc., 6.25%, 11/15/22,
Callable 5/14/18 @ 103.13 (a)(d)	35,000	35,700
Northwest Acquisitions ULC, 7.13%,
11/1/22, Callable 11/1/19
@ 103.56 (a)(d)	22,000	22,403
Nova Chemicals Corp., 5.25%, 8/1/23,
Callable 8/1/18 @ 102.63 (a)(d)	22,000	22,000
Nova Chemicals Corp., 4.88%, 6/1/24,
Callable 3/3/24 @ 100 (a)(d)	10,000	9,700
Nova Chemicals Corp., 5.00%, 5/1/25,
Callable 1/31/25 @ 100 (a)(d)	17,000	16,363
Nova Chemicals Corp., 5.25%, 6/1/27,
Callable 3/3/27 @ 100 (a)(d)	65,000	62,562
Transcanada Trust, 5.30% (US0003M +
321 bps), 3/15/77, Callable 3/15/27
@ 100 (a)(c)	10,000	9,741
Valeant Pharmaceuticals International,
Inc., 5.50%, 11/1/25, Callable 11/1/20
@ 102.75 (a)(d)	2,000	1,990
Yamana Gold, Inc., 4.63%, 12/15/27,
Callable 9/15/27 @ 100 (a)(d)	20,000	19,361
		520,270

See notes to financial statements.	HSBC FAMILY OF FUNDS	45

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Chile – 0.1%
Codelco, Inc., 5.63%, 9/21/35 (d)	35,000	39,142
China – 2.9%
China Overseas Finance KY II,
5.50%, 11/10/20	200,000	208,414
CNOOC Finance (2013) Ltd.,
3.00%, 5/9/23	200,000	191,101
ICBCIL Finance Co. Ltd., 2.60%,
11/13/18 (d)	200,000	199,366
Sinopec Group Overseas Development
(2012) Ltd. Registered,
3.90%, 5/17/22	200,000	200,740
		799,621
Colombia – 0.9%
Bancolombia SA, 5.13%, 9/11/22	20,000	20,570
Republic of Colombia, 8.13%,
5/21/24	189,000	229,257
		249,827
Croatia – 0.4%
Republic of Croatia,
Registered, 6.75%, 11/5/19	100,000	105,000
Dominican Republic – 0.7%
Dominican Republic International Bond,
Registered, 5.50%, 1/27/25	200,000	200,700
Egypt – 0.7%
Arab Republic of Egypt,
Registered, 6.13%, 1/31/22	200,000	205,240
El Salvador – 0.0%
Republic of El Salvador,
Registered, 7.65%, 6/15/35	10,000	10,400
Germany – 0.2%
Deutsche Bank AG/New York NY,
2.70%, 7/13/20	55,000	53,934
Guatemala – 0.1%
Central American Bottling Corp.,
5.75%, 1/31/27, Callable 1/31/22
@ 102.88 (a)(d)	19,000	19,464
Hong Kong – 0.7%
CK Hutchison Capital Securities 17 Ltd.,
4.00% (H15T5Y + 207 bps), Callable
5/12/22 @ 100 (a),(b)(c)(d)	200,000	194,475
Hungary – 0.1%
Republic of Hungary, 6.25%, 1/29/20	20,000	21,000
India – 1.4%
Export-Import BK India, Series E,
2.75%, 8/12/20	200,000	196,113
State Bank India, Registered,
3.62%, 4/17/19	200,000	200,241
		396,354
Indonesia – 1.6%
Republic of Indonesia,
5.88%, 3/13/20	100,000	104,961
Republic of Indonesia, Registered,
3.38%, 4/15/23	200,000	194,256
Republic of Indonesia, Registered,
7.75%, 1/17/38	100,000	133,149
		432,366
Ireland – 1.2%
AerCap Ireland Capital Ltd., 3.95%,
2/1/22, Callable 1/1/22 @ 100 (a)	150,000	150,150
Aercap Ireland Capital/Global, 3.50%,
1/15/25, Callable 11/15/24 @ 100 (a)	150,000	142,018
Park Aerospace Holdings, 5.25%,
8/15/22 (d)	4,000	3,975
Park Aerospace Holdings, 4.50%,
3/15/23, Callable 2/15/23
@ 100 (a)(d)	11,000	10,533
		306,676
Israel – 0.2%
Teva Pharmaceuticals NE,
2.20%, 7/21/21	20,000	18,043
Teva Pharmaceuticals NE,
3.15%, 10/1/26	34,000	27,072
		45,115
Kazakhstan – 0.4%
Kazmunaygas National Co.,
7.00%, 5/5/20	100,000	106,712
Lebanon – 0.1%
Lebanon Government International
Bond, Series G, 7.05%, 11/2/35	33,000	28,967
Luxembourg – 0.2%
Actavis Funding SCS, 4.75%, 3/15/45,
Callable 9/15/44 @ 100 (a)	34,000	32,037
Dana Financing Luxembourg Sarl,
5.75%, 4/15/25, Callable 4/15/20
@ 104.31 (a)(d)	15,000	15,225
Trinseo Materials Operating SCA/
Trinseo Materials Finance, Inc.,
5.38%, 9/1/25, Callable 9/1/20
@ 102.69 (a)(d)	17,000	16,745
		64,007
Malaysia – 0.4%
Petronas Capital Ltd.,
Registered, 7.88%, 5/22/22	100,000	115,552
Mexico – 2.3%
BBVA Bancomer SA Institucion de
Banca, Registered, 6.50%, 3/10/21	150,000	158,288
Petroleos Mexicanos,
6.38%, 2/4/21	30,000	31,575
Petroleos Mexicanos,
4.88%, 1/24/22	150,000	152,437
Petroleos Mexicanos,
6.50%, 3/13/27	27,000	27,891
46	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Mexico – continued
Petroleos Mexicanos,
5.35%, 2/12/28 (d)	46,000	43,764
Petroleos Mexicanos,
6.75%, 9/21/47	20,000	19,340
Petroleos Mexicanos,
6.35%, 2/12/48 (d)	10,000	9,170
United Mexican States,
4.00%, 10/2/23	166,000	167,659
United Mexican States,
Series M, 4.75%, 3/8/44, MTN	30,000	28,200
		638,324
Netherlands – 0.4%
LyondellBasell Industries NV, 4.63%,
2/26/55, Callable 8/26/54 @ 100 (a)	100,000	95,043
Sensata Technologies BV, 5.63%,
11/1/24 (d)	25,000	25,750
		120,793
Nigeria – 0.1%
Nigeria Government International Bond,
5.63%, 6/27/22	35,000	35,613
Panama – 0.1%
Republic of Panama, 6.70%, 1/26/36	30,000	37,050
Peru – 0.8%
Republic of Peru, 7.35%, 7/21/25	100,000	122,800
Southern Copper Corp.,
6.75%, 4/16/40	80,000	96,426
		219,226
Philippines – 0.1%
Republic of Philippines,
9.50%, 2/2/30	22,000	32,566
Qatar – 0.9%
Qatar Government Bond, Registered,
3.88%, 4/23/23 (d)	200,000	199,170
Qatar Government Bond, Registered,
9.75%, 6/15/30	25,000	36,657
		235,827
Republic of Serbia – 0.1%
Republic of Serbia, 6.75%, 11/1/24	15,896	15,898
Romania – 0.3%
Romania Government Bond,
Registered, 6.75%, 2/7/22	40,000	43,973
Romania Government Bond,
Registered, 6.13%, 1/22/44	30,000	34,800
		78,773
Russian Federation – 0.8%
Gazprom OAO, Registered,
7.29%, 8/16/37	100,000	115,250
LUKOIL International Finance BV,
Registered, 6.66%, 6/7/22	100,000	107,038
		222,288
Saudi Arabia – 1.4%
Saudi International Bond,
2.38%, 10/26/21 (d)	200,000	191,692
Saudi International Bond,
4.50%, 4/17/30 (d)	200,000	197,280
		388,972
South Africa – 0.4%
Republic of South Africa,
4.67%, 1/17/24	100,000	99,522
Spain – 0.7%
Banco Santander SA,
3.80%, 2/23/28	200,000	189,117
Sri Lanka – 1.1%
Republic of Sri Lanka,
5.75%, 4/18/23 (d)	200,000	198,735
Republic of Sri Lanka,
Registered, 6.25%, 10/4/20	100,000	103,249
		301,984
Switzerland – 0.4%
Glencore Finance Canada Ltd.,
6.00%, 11/15/41 (d)	100,000	109,130
Turkey – 1.4%
Republic of Turkey, 7.00%, 3/11/19	100,000	102,882
Republic of Turkey, 6.88%, 3/17/36	118,000	121,187
Republic of Turkey, 4.88%, 4/16/43	200,000	159,050
		383,119
Ukraine – 0.4%
Ukraine Government, 7.75%, 9/1/26	100,000	98,576
United Arab Emirates – 0.4%
Abu Dhabi National Energy Co. PJSC,
6.50%, 10/27/36	100,000	116,720
United Kingdom – 3.0%
Anglo American Capital PLC,
4.50%, 3/15/28 (d)	200,000	195,791
Barclays, 4.38%, 1/12/26	200,000	197,477
CNH Industrial NV, 3.85%, 11/15/27,
MTN, Callable 8/15/27 @ 100 (a)	30,000	28,665
IHS Markit Ltd., 5.00%, 11/1/22,
Callable 8/1/22 @ 100 (a)(d)	35,000	36,225
Lloyds Banking Group PLC, 4.65%,
3/24/26	200,000	198,576
Santander UK Group Holdings PLC,
4.75%, 9/15/25 (d)	200,000	199,634
		856,368
Uruguay – 0.1%
Republic of Uruguay,
4.98%, 4/20/55	4,000	3,850
Republica Orient Uruguay,
4.38%, 10/27/27	36,000	36,270
		40,120

See notes to financial statements.	HSBC FAMILY OF FUNDS	47

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Venezuela – 0.1%
Petroleos de Venezuela SA,
Registered, 6.00%, 11/15/26 (e)	77,000	19,319
Republic of Venezuela,
7.75%, 10/13/19 (e)	25,000	7,375
Republic of Venezuela,
9.09%, 8/5/31 (e)	30,000	9,225
		35,919
Zambia – 0.1%
First Quantum Minerals Ltd., 7.00%,
2/15/21, Callable 6/4/18
@ 103.5 (a)(d)	25,000	25,141
TOTAL YANKEE DOLLARS
(COST $ 9,720,163)		9,574,682

Corporate Bonds – 34.9%

United States – 34.9%
AbbVie, Inc., 4.45%, 5/14/46,
Callable 11/14/45 @ 100.00 (a)	30,000	28,671
AbbVie, Inc., 4.70%, 5/14/45,
Callable 11/14/44 @ 100.00 (a)	25,000	24,524
Alcoa, Inc., 5.90%, 2/1/27	20,000	20,663
Alexandria Real Estate Equities, Inc.,
3.45%, 4/30/25, Callable
2/28/25 @ 100.00 (a)	25,000	23,832
Ally Financial, Inc., 3.25%, 11/5/18	85,000	85,000
Ally Financial, Inc., 4.13%, 3/30/20	125,000	125,626
Ally Financial, Inc., 5.75%, 11/20/25,
Callable 10/20/25 @ 100.00 (a)	13,000	13,406
American Axle & Manufacturing, Inc.,
6.25%, 4/1/25, Callable
4/1/20 @ 104.69 (a)	14,000	13,996
American Axle & Manufacturing, Inc.,
6.50%, 4/1/27, Callable
4/1/22 @ 103.25 (a)	14,000	13,926
American Express Co., 5.20%
(US0003M + 343 bps), Callable
11/15/19 @ 100.00 (a),(b)(c)	48,000	48,540
American Tower Corp., 4.40%, 2/15/26,
Callable 11/15/25 @ 100.00 (a)	35,000	34,880
Amgen, Inc., 2.13% (US0003M +
32 bps), 5/10/19 (c)	25,000	25,049
Amgen, Inc., 4.40%, 5/1/45,
Callable 11/1/44 @ 100.00 (a)	100,000	96,993
AMN Helthcare, Inc., 5.13%, 10/1/24,
Callable 10/1/19 @ 103.84 (a)(d)	40,000	39,550
Andeavor, 4.75%, 12/15/23,
Callable 10/15/23 @ 100.00 (a)	40,000	41,768
Andeavor Logistics LP/Tesoro Logistics
Finance Corp., 4.25%, 12/1/27,
Callable 9/1/27 @ 100.00 (a)	10,000	9,716
Anheuser-Busch InBev Finance,
4.70%, 2/1/36, Callable 8/1/35
@ 100.00 (a)	35,000	35,967
Antero Resources Corp., 5.00%,
3/1/25, Callable 3/1/20 @ 103.75 (a)	65,000	65,081
AT&T, Inc., 4.80%, 6/15/44,
Callable 12/15/43 @ 100.00 (a)	25,000	23,588
AT&T, Inc., 4.90%, 8/14/37,
Callable 5/23/18 @ 101.00 (a)	30,000	30,333
AT&T, Inc., 5.25%, 3/1/37,
Callable 9/1/36 @ 100.00 (a)	105,000	106,818
AT&T, Inc., 5.65%, 2/15/47,
Callable 8/15/46 @ 100.00 (a)	75,000	78,753
Bank of America Corp., 2.82%
(US0003M + 93 bps), 7/21/23,
Callable 7/21/22 @ 100.00 (a)(c)	90,000	87,010
Bank of America Corp., 2.96%
(US0003M + 65 bps), 10/1/21,
Callable 10/1/20 @ 100.00 (a)(c)	65,000	65,344
Bank of America Corp.,
3.82% (US0003M + 158 bps),
1/20/28, MTN, Callable
1/20/27 @ 100.00 (a)(c)	75,000	72,993
Bank of America Corp.,
4.18%, 11/25/27, Callable
11/25/26 @ 100.00 (a)	35,000	33,966
Bank of America Corp., 4.24%
(US0003M + 181 bps), 4/24/38,
Callable 4/24/37 @ 100.00 (a)(c)	30,000	29,192
Bank of America Corp.,
4.45%, 3/3/26	40,000	40,046
Bank of America Corp., 8.12%
(US0003M + 364 bps),
Callable 5/15/18
@ 100.00 (a),(b)(c)	75,000	75,150
Biogen, Inc., 5.20%, 9/15/45,
Callable 3/15/45 @ 100.00 (a)	40,000	41,752
Blue Cube Spinco, Inc., 9.75%,
10/15/23, Callable 10/15/20
@ 102.44 (a)	12,000	13,770
Blue Cube Spinco, Inc., 10.00%,
10/15/25, Callable 10/15/20
@ 105.00 (a)	25,000	29,250
Blue Racer Midstream LLC, 6.13%,
11/15/22, Callable 6/4/18
@ 104.59 (a)(d)	14,000	14,350
Boise Cascade Co., 5.63%, 9/1/24,
Callable 9/1/19 @ 104.22 (a)(d)	13,000	13,163
Brandywine Operating Partnership LP,
3.95%, 11/15/27, Callable 8/15/27
@ 100.00 (a)	35,000	33,319
Buckeye Partners LP, 4.13%, 12/1/27,
Callable 9/1/27 @ 100.00 (a)	15,000	14,185
Buckeye Partners LP, 6.38%
(US0003M + 402 bps),
1/22/78, Callable
1/22/23 @ 100.00 (a)(c)	55,000	53,490
Building Materials Corp., 6.00%,
10/15/25, Callable 10/15/20
@ 103.00 (a)(d)	45,000	46,688

48	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
Capital One Financial Corp., 2.57%
(US0003M + 76 bps), 5/12/20,
Callable 4/12/20 @ 100.00 (a)(c)	25,000	25,128
Capital One Financial Corp., 3.30%,
10/30/24, Callable 9/30/24
@ 100.00 (a)	40,000	38,082
Capital One Financial Corp.,
3.75%, 7/28/26, Callable
6/28/26 @ 100.00 (a)	65,000	60,781
Capital One Financial Corp.,
4.20%, 10/29/25, Callable
9/29/25 @ 100.00 (a)	35,000	34,227
Capital One Financial Corp.,
4.25%, 4/30/25, Callable
3/31/25 @ 100.00 (a)	40,000	39,992
Capital One Financial Corp.,
5.55% (US0003M + 380 bps),
Callable 6/1/20 @ 100.00 (a),(b)(c)	50,000	51,500
Care Capital Properties, Inc.,
5.13%, 8/15/26, Callable
5/15/26 @ 100.00 (a)	45,000	42,595
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20,
Callable 6/4/18 @ 101.88 (a)	4,000	4,040
CCO Holdings LLC, 5.00%, 2/1/28,
Callable 8/1/22 @ 102.50 (a)(d)	53,000	48,939
CCO Holdings LLC, 5.75%, 2/15/26,
Callable 2/15/21 @ 102.88 (a)(d)	65,000	64,513
CCO Holdings LLC, 5.88%, 4/1/24,
Callable 4/1/19 @ 104.41 (a)(d)	55,000	55,826
Celgene Corp., 5.00%, 8/15/45,
Callable 2/15/45 @ 100.00 (a)	45,000	45,341
Centene Corp., 4.75%, 1/15/25,
Callable 1/15/20 @ 103.56 (a)	7,000	6,805
Centene Corp., 5.63%, 2/15/21,
Callable 6/4/18 @ 102.81 (a)	8,000	8,236
Centene Corp., 6.13%, 2/15/24,
Callable 2/15/19 @ 104.59 (a)	29,000	30,383
Central Garden & Pet Co.,
6.13%, 11/15/23, Callable
11/15/18 @ 104.59 (a)	31,000	32,318
CenturyLink, Inc., 7.50%, 4/1/24,
Callable 1/1/24 @ 100.00 (a)	50,000	51,000
Charter Communications Operating
LLC/Capital, 5.75%, 4/1/48, Callable
10/1/47 @ 100.00 (a)	10,000	9,933
Cheniere Corp. Christi Holding LLC,
5.88%, 3/31/25, Callable
10/2/24 @ 100.00 (a)	5,000	5,155
Cheniere Energy Partners,
5.25%, 10/1/25, Callable
10/1/20 @ 102.63 (a)(d)	30,000	29,325
Citigroup, Inc., 2.98% (US0003M +
110 bps), 5/17/24, Callable 5/17/23
@ 100.00 (a)(c)	45,000	45,765
Citigroup, Inc., 3.24% (US0003M +
88 bps), 7/30/18 (c)	100,000	100,181
Citigroup, Inc., 3.52% (US0003M +
115 bps), 10/27/28, Callable 10/27/27
@ 100.00 (a)(c)	110,000	103,245
Citigroup, Inc., 3.67% (US0003M +
139 bps), 7/24/28, Callable 7/24/27
@ 100.00 (a)(c)	50,000	47,650
Citigroup, Inc., 3.88% (US0003M +
117 bps), 1/24/39, Callable 1/24/38
@ 100.00 (a)(c)	25,000	23,208
Citigroup, Inc., 4.08% (US0003M +
119 bps), 4/23/29, Callable 4/23/28
@ 100.00 (a)(c)	25,000	24,464
Citigroup, Inc., 4.13%, 7/25/28	70,000	67,354
Citigroup, Inc., 4.60%, 3/9/26	40,000	40,333
Citigroup, Inc., 5.80% (US0003M
+ 409 bps), Callable 11/15/19
@ 100.00 (a),(b)(c)	50,000	51,563
Clearwater Paper Corp.,
5.38%, 2/1/25 (d)	59,000	52,362
Cliffs Natural Resources, Inc.,
5.75%, 3/1/25, Callable 3/1/20
@ 104.31 (a)	40,000	38,575
Commercial Metals Co.,
5.75%, 4/15/26, Callable 4/15/21
@ 102.88 (a)(d)	37,000	37,046
Concho Resources, Inc.,
4.88%, 10/1/47, Callable 4/1/47
@ 100.00 (a)	10,000	10,136
Continental Resources, 4.90%, 6/1/44,
Callable 12/1/43 @ 100.00 (a)	110,000	107,249
Continental Resources, 5.00%,
9/15/22, Callable 6/4/18 @ 101.67 (a)	20,000	20,300
Corning, Inc., 4.38%, 11/15/57,
Callable 5/15/57 @ 100.00 (a)	20,000	17,739
Crown Castle International Corp., 3.80%,
2/15/28, Callable 11/15/27 @ 100.00 (a)	30,000	28,463
CSC Holdings LLC, 5.25%, 6/1/24	55,000	51,700
CSX Corp., 4.30%, 3/1/48,
Callable 9/1/47 @ 100.00 (a)	40,000	39,027
CVS Health Corp., 4.10%, 3/25/25,
Callable 1/25/25 @ 100.00 (a)	20,000	19,913
CVS Health Corp., 4.78%, 3/25/38,
Callable 9/25/37 @ 100.00 (a)	25,000	24,659
CyrusOne LP/CyrusOne Finance Corp.,
5.00%, 3/15/24, Callable
3/15/20 @ 102.50 (a)	20,000	20,050
CyrusOne LP/CyrusOne Finance Corp.,
5.38%, 3/15/27, Callable
3/15/22 @ 102.69 (a)	20,000	20,000
DaVita Healthcare Partners, Inc.,
5.00%, 5/1/25, Callable
5/1/20 @ 102.50 (a)	20,000	18,954
DCP Midstream LLC, 8.13%, 8/16/30	55,000	66,000
DCP Midstream Partners,
7.38% (US0003M + 515 bps),
Callable 12/15/22 @ 100.00 (a),(b)(c)	40,000	39,400
Dell, Inc., 7.10%, 4/15/28	28,000	30,590
Devon Energy Corp., 5.00%, 6/15/45,
Callable 12/15/44 @ 100.00 (a)	98,000	101,427

See notes to financial statements.	HSBC FAMILY OF FUNDS	49

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
Diamond 1 Finance/Diamond 2,
5.88%, 6/15/21, Callable
6/15/18 @ 102.94 (a)(d)	6,000	6,172
Diamond 1 Finance/Diamond 2,
6.02%, 6/15/26, Callable
3/15/26 @ 100.00 (a)(d)	25,000	26,476
Diamond 1 Finance/Diamond 2,
7.13%, 6/15/24, Callable
6/15/19 @ 105.34 (a)(d)	8,000	8,520
Diamondback Energy, Inc.,
4.75%, 11/1/24, Callable
11/1/19 @ 103.56 (a)	12,000	11,936
Diamondback Energy, Inc.,
5.38%, 5/31/25, Callable
5/31/20 @ 104.03 (a)	27,000	27,338
Discover Financial Services,
3.95%, 11/6/24, Callable
8/6/24 @ 100.00 (a)	100,000	97,982
Discovery Communications, 2.91%
(US0003M + 71 bps), 9/20/19 (c)	20,000	20,104
Discovery Communications, Inc.,
1.90%, 3/19/27, Callable
12/19/26 @ 100.00 (a)	EUR 100,000	118,860
DISH DBS Corp., 5.88%, 7/15/22	75,000	68,813
Dominion Resources, Inc.,
2.96%, 7/1/19 (f)	30,000	29,915
Energy Transfer Equity LP,
5.88%, 1/15/24, Callable
10/15/23 @ 100.00 (a)	25,000	25,531
Energy Transfer Partners,
6.25% (US0003M + 418 bps),
Callable 2/15/23 @ 100.00 (a),(b)(c)	50,000	47,640
Energy Transfer Partners LP,
3.60%, 2/1/23, Callable
11/1/22 @ 100.00 (a)	100,000	97,185
Energy Transfer Partners LP,
5.30%, 4/15/47, Callable
10/15/46 @ 100.00 (a)	25,000	23,270
EnLink Midstream Partners LP,
5.45%, 6/1/47, Callable
12/1/46 @ 100.00 (a)	80,000	76,999
EnLink Midstream Partners LP, 6.00%
(US0003M + 411 bps), Callable
12/15/22 @ 100.00 (a),(b)(c)	51,000	47,813
Enterprise Products Operating LLC,
5.25% (US0003M + 303 bps),
8/16/77, Callable 8/16/27
@ 100.00 (a)(c)	35,000	33,740
Enterprise Products Operating LLC,
5.38% (US0003M + 257 bps),
2/15/78, Callable 2/15/28
@ 100.00 (a)(c)	30,000	28,272
EPR Properties, 4.50%, 6/1/27,
Callable 3/1/27 @ 100.00 (a)	35,000	33,171
EPR Properties, 4.75%, 12/15/26,
Callable 9/15/26 @ 100.00 (a)	90,000	88,005
EPR Properties, 4.95%, 4/15/28,
Callable 1/15/28 @ 100.00 (a)	35,000	33,988
EQT Midstream Partners LP, 4.13%,
12/1/26, Callable 9/1/26 @ 100.00 (a)	25,000	23,724
Equinix, Inc., 5.88%, 1/15/26,
Callable 1/15/21 @ 102.94 (a)	50,000	51,750
Equities Corp., 2.50%, 10/1/20,
Callable 9/1/20 @ 100.00 (a)	20,000	19,501
ESH Hospitality, Inc., 5.25%, 5/1/25,
Callable 5/1/20 @ 102.63 (a)(d)	55,000	53,762
Fifth Third Bancorp, 4.90% (US0003M
+ 313 bps), Callable 9/30/19
@ 100.00 (a),(b)(c)	50,000	50,250
First Data Corp., 5.00%, 1/15/24,
Callable 1/15/19 @ 102.50 (a)(d)	17,000	17,128
First Horizon National Corp.,
3.50%, 12/15/20, Callable
11/15/20 @ 100.00 (a)	50,000	50,123
Ford Motor Credit Co. LLC,
2.24%, 6/15/18	200,000	199,982
Freeport-McMoRan, Inc.,
3.88%, 3/15/23, Callable
12/15/22 @ 100.00 (a)	12,000	11,505
Freeport-McMoRan, Inc.,
6.88%, 2/15/23, Callable
2/15/20 @ 103.44 (a)	5,000	5,363
Fresenius Medical Care AG & Co.
KGaA, 5.88%, 1/31/22 (d)	50,000	53,315
Frontier Communications,
8.50%, 4/1/26, Callable
4/1/21 @ 106.38 (a)	15,000	14,588
General Motors Financial Co., Inc.,
3.10%, 1/15/19	40,000	40,078
Genesis Energy LP, 6.75%, 8/1/22,
Callable 8/1/18 @ 103.38 (a)	23,000	23,345
Goldman Sachs Group, Inc., 3.69%
(US0003M + 151 bps), 6/5/28,
Callable 6/5/27 @ 100.00 (a)(c)	55,000	52,427
Goldman Sachs Group, Inc., 4.22%
(US0003M + 130 bps), 5/1/29,
Callable 5/1/28 @ 100.00 (a)(c)	40,000	39,533
Goldman Sachs Group, Inc.,
5.00% (US0003M + 287 bps),
Callable 11/10/22 @ 100.00 (a),(b)(c)	20,000	19,208
Goldman Sachs Group, Inc.,
5.38% (US0003M + 392 bps),
Callable 5/10/20 @ 100.00 (a),(b)(c)	30,000	30,711
Goodyear Tire & Rubber Co.,
4.88%, 3/15/27, Callable
12/15/26 @ 100.00 (a)	45,000	42,131
Goodyear Tire & Rubber Co.,
5.00%, 5/31/26, Callable
5/31/21 @ 102.50 (a)	30,000	28,575
Greif, Inc., 7.75%, 8/1/19	30,000	31,275
Gulfport Energy Corp., 6.38%, 5/15/25,
Callable 5/15/20 @ 104.78 (a)	36,000	34,549
Halliburton Co., 4.85%, 11/15/35,
Callable 5/15/35 @ 100.00 (a)	35,000	37,033
HCA Healthcare, Inc., 5.88%, 2/15/26,
Callable 8/15/25 @ 100.00 (a)	50,000	50,625

50	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
HCA, Inc., 4.50%, 2/15/27, Callable
8/15/26 @ 100.00 (a)	50,000	47,750
HCA, Inc., 5.25%, 4/15/25	50,000	50,625
HCA, Inc., 5.50%, 6/15/47, Callable
12/15/46 @ 100.00 (a)	35,000	33,075
Health Care Realty Trust, 3.63%,
1/15/28, Callable 10/15/27
@ 100.00 (a)	10,000	9,340
HealthSouth Corp., 5.75%, 11/1/24,
Callable 6/4/18 @ 102.88 (a)	34,000	34,595
Herc Rentals, Inc., 7.50%, 6/1/22,
Callable 6/1/19 @ 103.75 (a)(d)	40,000	42,400
Host Hotels & Resorts LP, 4.50%,
2/1/26, Callable 11/1/25
@ 100.00 (a)	50,000	49,739
Hyundai Capital America,
2.75%, 9/27/26 (d)	28,000	24,644
Infor, Inc., 5.75%, 8/15/20,
Callable 5/21/18 @ 102.88 (a)(d)	2,000	2,038
Jabil, Inc., 3.95%, 1/12/28,
Callable 10/12/27 @ 100.00 (a)	20,000	19,024
JPMorgan Chage & Co., 6.10%
(US0003M + 333 bps), Callable
10/1/24 @ 100.00 (a),(b)(c)	40,000	41,450
JPMorgan Chase & Co., 3.54%
(US0003M + 138 bps), 5/1/28,
Callable 5/1/27 @ 100.00 (a)(c)	100,000	95,323
Kaiser Aluminum Corp., 5.88%,
5/15/24, Callable 5/15/19
@ 104.41 (a)	10,000	10,300
Kinder Morgan, Inc., 3.05%, 12/1/19,
Callable 11/1/19 @ 100.00 (a)	150,000	149,513
Kinder Morgan, Inc., 5.05%, 2/15/46,
Callable 8/15/45 @ 100.00 (a)	100,000	95,442
Kraft Heinz Foods Co., 2.38%
(US0003M + 57 bps), 2/10/21 (c)	60,000	60,113
Kraft Heinz Foods Co., 4.38%, 6/1/46,
Callable 12/1/45 @ 100.00 (a)	20,000	17,786
Lennar Corp., 4.75%, 5/30/25,
Callable 2/28/25 @ 100.00 (a)	45,000	43,763
Lennar Corp., 4.88%, 12/15/23,
Callable 9/15/23 @ 100.00 (a)	20,000	20,050
Level 3 Financing, Inc., 5.13%, 5/1/23,
Callable 6/4/18 @ 102.56 (a)	25,000	24,750
Level 3 Financing, Inc., 5.38%, 1/15/24,
Callable 1/15/19 @ 102.69 (a)	11,000	10,890
LifePoint Health, Inc., 5.38%, 5/1/24,
Callable 5/1/19 @ 104.03 (a)	13,000	12,383
LifePoint Health, Inc., 5.88%, 12/1/23,
Callable 12/1/18 @ 104.41 (a)	15,000	14,813
Live Nation Entertainment, Inc.,
4.88%, 11/1/24, Callable
11/1/19 @ 103.66 (a)(d)	30,000	29,363
Masco Corp., 3.50%, 4/1/21,
Callable 3/1/21 @ 100.00 (a)	40,000	39,968
Massachusetts Mutual Life Insurance
Co., 4.90%, 4/1/77 (d)	35,000	35,203
Match Group, Inc., 6.38%, 6/1/24,
Callable 6/1/19 @ 104.78 (a)	25,000	26,375
MGM Growth/MGM Finance,
4.50%, 9/1/26, Callable
6/1/26 @ 100.00 (a)	25,000	23,603
MGM Growth/MGM Finance,
5.63%, 5/1/24, Callable
2/1/24 @ 100.00 (a)	37,000	37,741
Morgan Stanley, 3.59% (US0003M
+ 134 bps), 7/22/28, Callable
7/22/27 @ 100.00 (a)(c)	10,000	9,496
MPLX LP, 5.20%, 3/1/47,
Callable 9/1/46 @ 100.00 (a)	25,000	25,492
MPT Operating Partnership LP,
5.00%, 10/15/27, Callable
10/15/22 @ 102.50 (a)	88,000	83,380
MPT Operating Partnership LP,
5.25%, 8/1/26, Callable
8/1/21 @ 102.63 (a)	20,000	19,450
MSCI, Inc., 5.75%, 8/15/25,
Callable 8/15/20 @ 102.88 (a)(d)	20,000	20,856
Mutlti-Color Corp., 4.88%, 11/1/25,
Callable 11/1/20 @ 102.44 (a)(d)	43,000	40,098
Nabors Industries, Inc., 5.75%, 2/1/25,
Callable 11/1/24 @ 100.00 (a)(d)	9,000	8,528
National CineMedia LLC, 6.00%,
4/15/22, Callable 6/4/18
@ 102.00 (a)	30,000	30,450
Navient Corp., 8.00%, 3/25/20, MTN	75,000	79,875
NextEra Energy Capital Holdings,
Inc., 4.80% (US0003M + 241 bps),
12/1/77, Callable 12/1/27
@ 100.00 (a)(c)	20,000	19,051
Nustar Logistics LP, 5.63%, 4/28/27,
Callable 1/28/27 @ 100.00 (a)	15,000	14,208
Olin Corp., 5.00%, 2/1/30,
Callable 2/1/24 @ 102.50 (a)	12,000	11,430
Omega Healthcare Investors, Inc.,
4.38%, 8/1/23, Callable
6/1/23 @ 100.00 (a)	25,000	24,663
Outfront Media Capital LLC,
5.25%, 2/15/22, Callable
6/4/18 @ 102.63 (a)	25,000	25,375
Owens-Brockway Packaging, Inc.,
5.00%, 1/15/22 (d)	50,000	50,750
Owens-Brockway Packaging, Inc.,
6.38%, 8/15/25 (d)	5,000	5,238
Parsley Energy LLC, 5.25%, 8/15/25,
Callable 8/15/20 @ 103.94 (a)(d)	5,000	4,988
Parsley Energy LLC, 5.38%, 1/15/25,
Callable 1/15/20 @ 104.03 (a)(d)	5,000	5,013
PBF Holding Co. LLC, 7.00%, 11/15/23,
Callable 11/15/18 @ 105.25 (a)	25,000	25,813
PBF Holding Co. LLC, 7.25%, 6/15/25,
Callable 6/15/20 @ 105.44 (a)	38,000	39,425
Pilgrim’s Pride Corp., 5.75%, 3/15/25,
Callable 3/15/20 @ 102.88 (a)(d)	18,000	17,595
Pilgrim’s Pride Corp., 5.88%, 9/30/27,
Callable 9/30/22 @ 102.94 (a)(d)	23,000	21,965

See notes to financial statements.	HSBC FAMILY OF FUNDS	51

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
Plains All American Pipeline LP, 6.13%
(US0003M + 411 bps), Callable
11/15/22 @ 100.00 (a),(b)(c)	13,000	12,626
Plastipak Holdings, Inc.,
6.25%, 10/15/25, Callable
10/15/20 @ 103.13 (a)(d)	34,000	32,980
PPL Capital Funding, Inc.,
4.00%, 9/15/47, Callable 3/15/47
@ 100.00 (a)	50,000	46,634
PulteGroup, Inc., 4.25%, 3/1/21,
Callable 2/1/21 @ 100.00 (a)	70,000	70,357
PulteGroup, Inc., 5.50%, 3/1/26,
Callable 12/1/25 @ 100.00 (a)	16,000	16,280
Rayonier Am Prod, Inc., 5.50%, 6/1/24,
Callable 6/1/19 @ 102.75 (a)(d)	23,000	22,253
Reynolds American, Inc.,
5.85%, 8/15/45, Callable
2/15/45 @ 100.00 (a)	100,000	112,196
Rose Rock Midstream LP,
5.63%, 11/15/23, Callable
5/15/19 @ 102.81 (a)	50,000	47,125
Sabine Pass Liquefaction LLC,
5.63%, 3/1/25, Callable
12/1/24 @ 100.00 (a)	35,000	37,258
Sabre Global, Inc., 5.25%, 11/15/23,
Callable 11/15/18 @ 103.94 (a)(d)	32,000	32,280
SBA Communications Corp.,
4.88%, 9/1/24, Callable
9/1/19 @ 103.66 (a)	20,000	19,225
Senior Housing Properties Trust,
4.75%, 2/15/28, Callable
8/15/27 @ 100.00 (a)	80,000	77,337
Service Corp. International,
4.63%, 12/15/27, Callable
12/15/22 @ 102.31 (a)	40,000	39,112
Sirius XM Radio, Inc.,
6.00%, 7/15/24, Callable
7/15/19 @ 103.00 (a)(d)	75,000	77,054
Six Flags Entertainment Corp.,
4.88%, 7/31/24, Callable
7/31/19 @ 103.66 (a)(d)	42,000	40,950
Smithfield Foods, Inc.,
2.65%, 10/3/21, Callable
9/3/21 @ 100.00 (a)(d)	25,000	23,806
Southern Co. Gas Capital Corp.,
4.40%, 5/30/47, Callable
11/30/46 @ 100.00 (a)	35,000	34,732
Southern Natural Gas Co. LLC,
4.80%, 3/15/47, Callable
9/15/46 @ 100.00 (a)(d)	25,000	25,999
Southwestern Energy Co.,
7.50%, 4/1/26, Callable
4/1/21 @ 105.63 (a)	40,000	41,100
Spectra Energy Partners,
4.50%, 3/15/45, Callable
9/15/44 @ 100.00 (a)	15,000	14,093
Sprint Corp., 7.88%, 9/15/23	115,000	123,338
Sunoco Logistics Partners Operations
LP, 5.40%, 10/1/47, Callable
4/1/47 @ 100.00 (a)	40,000	37,662
Synchrony Financial, 3.70%, 8/4/26,
Callable 5/4/26 @ 100.00 (a)	30,000	27,694
Synchrony Financial, 4.50%, 7/23/25,
Callable 4/24/25 @ 100.00 (a)	100,000	98,532
Synovus Financial Corp., 3.13%,
11/1/22, Callable 10/1/22
@ 100.00 (a)	20,000	19,162
Targa Resources Partners, 5.25%,
5/1/23, Callable 6/4/18 @ 102.63 (a)	30,000	29,925
Targa Resources Partners LP,
5.00%, 1/15/28, Callable
1/15/23 @ 102.50 (a)(d)	15,000	13,875
Targa Resources Partners LP,
5.13%, 2/1/25, Callable
2/1/20 @ 103.84 (a)	24,000	23,280
Taylor Morrison Communities, Inc.,
5.88%, 4/15/23, Callable
1/15/23 @ 100.00 (a)(d)	50,000	51,125
Tenet Healthcare Corp.,
4.50%, 4/1/21	25,000	24,781
Tenet Healthcare Corp.,
5.13%, 5/1/25, Callable
5/1/20 @ 102.56 (a)(d)	15,000	14,625
Tenet Healthcare Corp.,
6.00%, 10/1/20	50,000	51,784
Tenneco, Inc., 5.00%, 7/15/26,
Callable 7/15/21 @ 102.50 (a)	3,000	2,805
The Chemours Co., 5.38%, 5/15/27,
Callable 2/15/27 @ 100.00 (a)	25,000	24,750
The Chemours Co., 6.63%, 5/15/23,
Callable 6/4/18 @ 104.97 (a)	25,000	26,281
The Goldman Sachs Group, Inc.,
4.75%, 10/12/21	EUR 100,000	136,944
Time Warner Cable, Inc., 4.50%,
9/15/42, Callable 3/15/42
@ 100.00 (a)	100,000	84,525
T-Mobile US, Inc., 6.50%, 1/15/24,
Callable 1/15/19 @ 103.25 (a)	74,000	77,515
Toll Bros Finance Corp., 4.88%,
11/15/25, Callable 8/15/25
@ 100.00 (a)	20,000	19,850
Tribune Media Co., 5.88%, 7/15/22,
Callable 7/15/18 @ 102.94 (a)	50,000	50,625
Tronox, Inc., 6.50%, 4/15/26,
Callable 4/15/21 @ 103.25 (a)(d)	10,000	9,950
TTM Technologies, Inc., 5.63%,
10/1/25, Callable 10/1/20
@ 102.81 (a)(d)	23,000	22,540
United Rentals North America, Inc.,
5.50%, 5/15/27, Callable
5/15/22 @ 102.75 (a)	6,000	5,985
Universal Health Services, Inc.,
4.75%, 8/1/22, Callable
6/4/18 @ 103.56(a)(d)	30,000	30,300

52	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
Verizon Communications, Inc.,
4.27%, 1/15/36	150,000	139,970
Vulcan Materials Co., 2.57% (US0003M
+ 65 bps), 3/1/21 (c)	75,000	75,124
Waste Pro USA, Inc., 5.50%, 2/15/26,
Callable 2/15/21 @ 104.13 (a)(d)	26,000	25,732
Wells Fargo & Co., 5.89% (US0003M +
377 bps), Callable 6/15/18
@ 100.00 (a),(b)(c)	50,000	50,563
Western Digital Corp., 4.75%, 2/15/26,
Callable 11/15/25 @ 100.00 (a)	20,000	19,713
Westlake Chemical Corp., 4.38%,
11/15/47, Callable 5/15/47
@ 100.00 (a)	35,000	32,593
Westlake Chemical Corp.,
5.00%, 8/15/46, Callable
2/15/46 @ 100.00 (a)	35,000	35,703
William Lyon Homes, Inc.,
6.00%, 9/1/23, Callable
9/1/20 @ 103.00 (a)(d)	8,000	7,978
WPX Energy, Inc., 8.25%, 8/1/23,
Callable 6/1/23 @ 100.00 (a)	50,000	56,750
Zayo Group LLC/Zayo Capital LLC,
5.75%, 1/15/27, Callable
1/15/22 @ 102.88 (a)(d)	52,000	51,610
ZF Friedrichshafen AG,
2.75%, 4/27/23	EUR 100,000	130,241
		9,656,456
TOTAL CORPORATE BONDS
(COST $ 9,674,084)		9,656,456

U.S. Treasury Obligations – 2.5%

U.S. Treasury Bond – 0.2%
2.75%, 11/15/47	54,000	50,188
U.S. Treasury Notes – 2.3%
1.50%, 8/15/26	43,000	38,451
1.90% (USBMMY3M + 6 bps),
7/31/19 (c)	100,000	100,122
2.13%, 12/31/22	193,000	187,482
2.13%, 2/29/24	101,000	97,027
2.25%, 8/15/27	70,000	66,035
2.63%, 2/28/23	21,000	20,846
2.75%, 4/30/23	86,000	85,815
2.75%, 2/15/28	44,000	43,256
		639,034
TOTAL U.S. TREASURY
OBLIGATIONS
(COST $702,607)		689,222

Exchange Traded Fund – 0.6%

	Shares
SPDR Barclays High Yield Bond ETF	4,255	152,627
TOTAL EXCHANGE TRADED FUND
(COST $162,954)		152,627

Investment Companies – 3.1%

Northern Institutional Government
Assets Portfolio, Institutional
Shares, 1.43% (g)	836,474	836,474
Northern Institutional U.S. Government
Select Portfolio, Institutional
Shares, 1.46% (g)	21,865	21,865
TOTAL INVESTMENT COMPANIES
(COST $ 858,339)		858,339
TOTAL INVESTMENTS IN
SECURITIES
(COST $26,503,891) – 97.3%		26,893,315
Other Assets (Liabilities) – 2.7%		745,123
NET ASSETS – 100%		$27,638,438
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(b)	Securities are perpetual and, thus, do not have a predetermined maturity date.
(c)

Floating or variable rate security. The rate presented represents the rate in effect on April 30, 2018. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

(d)

Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(e)	Defaulted security.
(f)	Step Bond. Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at April 30, 2018.
(g)	The rate represents the annualized one day yield that was in effect on April 30, 2018.
bps — Basis Points
ETF — Exchange-Traded Fund
EUR — Euro
EUR003M — 3 Month EUR LIBOR
EUSA1 — Euro 1 Year Swap Rate
EUSA5 — Euro 5 Year Swap Rate
EUSA8 — Euro 8 Year Swap Rate
EUSA10 — Euro 10 Year Swap Rate
EUSA12 — Euro 12 Year Swap Rate
H15T5Y — 5 Year Treasury Constant Maturity Rate
LLC — Limited Liability Company
MTN — Medium Term Note
SPA — Standby Purchase Agreement
SPDR — Standard & Poor’s Depositary Receipt
ULC — Unlimited Liability Co.
USISDA05 — 5 Year ICE Swap Rate
USBMMY3M — 3 Month Treasury Bill Rate
US0003M — 3 Month US Dollar LIBOR
USSW5 — USD 5 Year Swap Rate

See notes to financial statements.	HSBC FAMILY OF FUNDS	53

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2018:

Percentage of Net Assets
Industry	at Value (%)
Banks	15.4
Oil, Gas & Consumable Fuels	13.8
Sovereign Bonds	11.1
Consumer Finance	4.4
Media	3.9
Metals & Mining	3.8
Investment Companies	3.1
Diversified
Telecommunication Services	2.9
Sovereign Bond	2.9
Insurance	2.7
U.S. Treasury Obligation	2.5
Equity Real Estate Investment Trusts	2.5
Health Care Providers & Services	2.5
Multi-Utilities	1.8
Electric Utilities	1.7
Diversified Financial Services	1.7
Trading Companies & Distributors	1.7
Automobiles	1.5
Chemicals	1.5
Industrial Conglomerates	1.4
Capital Markets	1.3
Construction Materials	1.0
Containers & Packaging	1.0
Pharmaceuticals	1.0
Household Durables	0.9
Biotechnology	0.9
Auto Components	0.8
Real Estate Management
& Development	0.8
Hotels, Restaurants & Leisure	0.8
Wireless Telecommunication Services	0.7
Commercial Services & Supplies	0.7
Exchange Traded Fund	0.6
Professional Services	0.6
Food Products	0.5
Tobacco	0.4
Building Products	0.3
Technology Hardware, Storage
& Peripherals	0.3
Electronic Equipment, Instruments
& Components	0.2
IT Services	0.2
Paper & Forest Products	0.2
Food & Staples Retailing	0.2
Beverages	0.2
Energy Equipment & Services	0.2
Machinery	0.1
Aerospace & Defense	0.1
Road & Rail	0.1
Internet Software & Services	0.1
Electrical Equipment	0.1
Diversified Consumer Services	0.1
Household Products	0.1
Life Sciences Tools & Services	0.0
Software	0.0
Total	97.3

54	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Futures Contracts Purchased

					Unrealized
	Number of	Expiration	Notional		Appreciation/
Description	Contracts	Date	Amount	Value	(Depreciation)
30-Year US Treasury Bond Futures	1	6/20/18	$143,527	$143,844	$317
10-Year US Treasury Note Futures	4	6/20/18	$480,004	478,500	(1,504)
5-Year US Treasury Note Futures	2	6/29/18	$227,799	227,016	(783)
			$851,330	$849,360	$(1,970)

Futures Contracts Sold

					Unrealized
	Number of	Expiration	Notional		Appreciation/
Description	Contracts	Date	Amount	Value	(Depreciation)
10-Year US Treasury Note Futures	3	6/20/18	$360,223	$358,875	$1,348
			$360,223	$358,875	$1,348

	Total unrealized appreciation				$1,665
	Total unrealized depreciation				$(2,287)
	Total net unrealized appreciation/(depreciation)				$(622)

Credit Default Swap Agreements - Sell Protection(a)

			Implied					Upfront
			Credit					Premiums	Unrealized
	Receive		Spread at			Notional		Paid/	Appreciation/
	Fixed	Payment	April 30,		Expiration	Amount	Value	(Received)	(Depreciation)
Underlying Instrument	Rate (%)	Frequency	2018 (%)(b)	Counterparty	Date	($)(c)	($)	($)	($)
CDX Emerging Markets
Index, Series 25*	1.00	Quarterly	0.78	Bank of America	6/20/21	418,000 **	2,984	(26,021)	29,005
CDX Emerging Markets
Index, Series 25*	1.00	Quarterly	0.78	Bank of America	6/20/21	209,000 **	1,492	(15,298)	16,790
							4,476	(41,319)	45,795

					Total swap agreements at value (assets)				$4,476
					Total swap agreements at value (liabilities)				—
					Net swap agreements at value				$4,476

See notes to financial statements.	HSBC FAMILY OF FUNDS	55

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Centrally Cleared Credit Default Swap Agreements - Sell Protection(a)

			Implied				Upfront
			Credit				Premiums	Unrealized
	Receive		Spread at		Notional		Paid/	Appreciation/
	Fixed	Payment	April 30,	Expiration	Amount	Value	(Received)	(Depreciation)
Underlying Instrument	Rate (%)	Frequency	2018 (%)(b)	Date	($)(c)	($)	($)	($)
CDX N.A. High Yield Index,
Series 30	5.00	Daily	3.38	6/20/23	25,000	1,724	1,468	256
						1,724	1,468	256

(a)

When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)

Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)

The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount of payment the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

*	As of April 30, 2018, the CDX Emerging Markets Index, Series 25 included securities which had defaulted and represented 5% of the Index.
**	Reflects the notional amount after the default of securities.

Forward Currency Exchange Contracts - Short Contracts

						Net Unrealized
Description and amount of		Description and amount of			Settlement	Appreciation/
currency to be purchased		currency to be sold		Counterparty	Date	(Depreciation) ($)
U.S. Dollar	6,613,623	European Euro	5,323,388	UBS AG	5/2/18	185,653
U.S. Dollar	6,444,996	European Euro	5,323,388	Morgan Stanley	6/4/18	(245)
						185,408

			Total unrealized appreciation			$185,653
			Total unrealized depreciation			(245)
			Total net unrealized appreciation/(depreciation)			$185,408

56	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited)

Foreign Bonds – 84.1%

	Principal
	Amount †	Value ($)
Australia – 1.0%
BHP Billiton Ltd., 5.63% (EUSA5 +
480 bps), 10/22/79, Callable
10/22/24 @ 100 (a)(b)	200,000	292,033
Belgium – 3.5%
KBC Groep NV, 5.63% (EUSA5 +
476 bps), Callable 3/19/19 @ 100
(a)(b),(c)	300,000	374,025
Solvay Finance SA, 5.42% (EUSA5 +
370 bps), Callable 11/12/23 @ 100
(a)(b),(c)	300,000	420,208
Solvay Finance SA, 4.20% (EUSA5 +
300 bps), Callable 5/12/19 @ 100
(a)(b),(c)	200,000	250,151
		1,044,384
Denmark – 3.5%
Danske Bank A/S, 5.75% (EUSA6 +
464 bps), Callable 4/6/20 @ 100
(a)(b),(c)	EUR 200,000	259,008
DONG Energy A/S, Series E, 4.87%
(EUSA5 + 380 bps), 7/8/13,
Callable 7/8/18 @ 100 (a)(b)	200,000	243,540
DONG Energy A/S, 6.25% (EUSA5 +
475 bps), 6/26/13, Callable 6/26/23
@ 100 (a)(b)	EUR 300,000	435,027
TDC A/S, 3.50% (EUSA5 + 311 bps),
2/26/15, Callable 2/26/21 @ 100
(a)(b)	EUR 100,000	120,920
		1,058,495
Finland – 2.9%
Metsa Board OYJ, 2.75%, 9/29/27,
Callable 6/29/27 @ 100 (a)	100,000	126,546
Nokia OYJ, Series E, 2.00%, 3/15/24,
MTN, Callable 12/15/23 @ 100 (a)	150,000	182,755
Stora Enso OYJ, Series E, 2.13%,
6/16/23, Callable 3/16/23 @ 100 (a)	100,000	126,304
Stora Enso OYJ, Series E, 2.50%,
6/7/27, Callable 3/7/27 @ 100 (a)	100,000	123,508
Stora Enso OYJ, 2.50%, 3/21/28,
Callable 12/21/27 @ 100 (a)	250,000	305,646
		864,759
France – 26.0%
Accor SA, 4.13% (EUSA5 + 365 bps),
Callable 6/30/20 @ 100 (a)(b),(c)	300,000	384,685
Arkema SA, 4.75% (EUSA5 + 435
bps), Callable 10/29/20 @ 100
(a)(b),(c)	300,000	394,384
AXA SA, Series E, 3.94% (EUSA10 +
390 bps), Callable 11/7/24 @ 100
(a)(b),(c)	400,000	522,350
BNP Paribas Cardif SA, 4.03%
(EUR003M + 393 bps), Callable
11/25/25 @ 100 (a)(b),(c)	200,000	261,530
BPCE SA, 12.50% (EUR003M + 1313
bps), Callable 9/30/19 @ 100
(a)(b),(c)	200,000	281,902
CMA CGM SA, 7.75%, 1/15/21,
Callable 5/14/18 @ 103.88 (a)	100,000	125,270
Credit Agricole Assurances SA,
4.50% (EUSA5 + 435 bps),
Callable 10/14/25 @ 100 (a)(b),(c)	300,000	398,134
Credit Agricole SA, 6.50% (EUSA5 +
512 bps), Callable 6/23/21 @ 100
(a)(b),(c)	200,000	271,804
Credit Agricole SA, 7.87%
(EUR003M + 642 bps), Callable
10/26/19 @ 100 (a)(b),(c)	200,000	267,245
Crown European Holdings, Registered,
4.00%, 7/15/22, Callable 4/15/22 @
100 (a)	300,000	396,049
Europcar Groupe SA, 5.75%, 6/15/22,
Callable 6/15/18 @ 102.88 (a)	200,000	249,589
Faurecia, 3.63%, 6/15/23,
Callable 6/15/19 @ 101.81 (a)	150,000	189,727
Faurecia, 2.63%, 6/15/25, Callable
6/15/21 @ 101.31 (a)	150,000	184,034
Fnac Darty SA, 3.25%, 9/30/23,
Callable 9/30/19 @ 101.63 (a)	200,000	251,131
GDF SUEZ, Series N10, 3.88%
(EUSA10 + 290 bps), Callable 6/2/24
@ 100 (a)(b),(c)	300,000	394,868
Mobilux Finance SAS, Registered,
5.50%, 11/15/24, Callable 11/15/19
@ 102.75 (a)	100,000	124,221
Novalis SAS, Registered,
3.00%, 4/30/22, Callable
6/4/18 @ 101.5 (a)	250,000	306,569
Orange SA, 5.25% (EUSA5 +
367 bps), Callable 2/7/24 @ 100
(a)(b),(c)	750,000	1,058,446
Paprec Holding SA, Registered,
4.00%, 3/31/25, Callable
3/31/21 @ 102 (a)	150,000	183,254
Rexel SA, 3.50%, 6/15/23, Callable
6/15/19 @ 101.75 (a)	250,000	313,194
Scor SE, 3.63% (EUSA10 + 390 bps),
5/27/48, Callable 5/27/28 @ 100
(a)(b)	200,000	264,442
Societe Generale, 9.37%
(EUR003M + 890 bps), Callable
9/4/19 @ 100 (a)(b),(c)	100,000	134,950
Suez Environnement Co., 2.50%
(EUSA5 + 217 bps), Callable
3/30/22 @ 100 (a)(b),(c)	100,000	124,674
Total SA, Series E, 3.37% (EUSA5 +
335 bps), Callable 10/6/26 @ 100
(a)(b),(c)	100,000	128,594
Total SA, Series E, 2.62% (EUSA5 +
215 bps), Callable 2/26/25 @ 100
(a)(b),(c)	300,000	373,117
Total SA, 3.88% (EUSA5 + 378 bps),
Callable 5/18/22 @ 100 (a)(b),(c)	150,000	199,010
		7,783,173

See notes to financial statements.	HSBC FAMILY OF FUNDS	57

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Foreign Bonds, continued

	Principal
	Amount †	Value ($)
Germany – 15.9%
Allianz SE, 4.75% (EUR003M +
360 bps), Callable 10/24/23 @ 100
(a)(b),(c)	200,000	276,989
Bayer AG, 3.75% (EUSA5 + 255 bps),
7/1/74, Callable 7/1/24 @ 100 (a)(b)	250,000	326,073
Bertelsmann SE & Co. KGaA, 3.00%
(EUSA5 + 264 bps), 4/23/75,
Callable 4/23/23 @ 100 (a)(b)	100,000	125,580
Commerzbank AG, Series E,
7.75%, 3/16/21	200,000	287,834
Commerzbank AG, Series E,
4.00%, 3/23/26	150,000	201,558
Deutsche Bank AG, Series E,
5.00%, 6/24/20	100,000	131,034
FMC Finance VIII SA, Registered,
6.50%, 9/15/18	100,000	123,605
Hannover Finance SA, 5.75%
(EUR003M + 424 bps), 9/14/40,
Callable 9/14/20 @ 100 (a)(b)	100,000	135,132
Heidelbergcement AG, 2.25%, 6/3/24,
MTN, Callable 3/3/24 @ 100 (a)	100,000	128,529
HeidelbergCement Finance
Luxembourg SA, 7.50%, 4/3/20	300,000	414,002
Merck KGaA, 2.62% (EUSA5 +
218 bps), 12/12/74, Callable
6/12/21 @ 100 (a)(b)	200,000	253,026
PHOENIX Pharmahandel GmbH & Co.,
3.63%, 7/30/21	200,000	261,785
Schaeffler AG, Registered,
3.50%, 5/15/22, Callable 6/4/18 @
100.88 (a)	300,000	366,147
Talanx AG, Series E, 8.37%
(EUR003M + 706 bps), 6/15/42,
Callable 6/15/22 @ 100 (a)(b)	300,000	460,963
Thyssenkrupp AG, 1.38%, 3/3/22,
Callable 12/3/21 @ 100 (a)	100,000	122,236
TUI AG, 2.13%, 10/26/21, Callable
7/26/21 @ 100 (a)	100,000	125,580
Unitymedia Hessen GmbH & Co.,
Registered, 4.63%, 2/15/26,
Callable 2/15/21 @ 102.31 (a)	500,000	663,639
Volkswagen AG, 2.50% (EUSA7 +
220 bps), Callable 3/20/22 @ 100
(a)(b),(c)	300,000	370,399
		4,774,111
Ireland – 0.8%
Roadster Finance DAC,
2.38%, 12/8/27	100,000	117,834
Smurfit Kappa Funding PLC,
Registered, 3.25%, 6/1/21, Callable
3/10/21 @ 100 (a)	100,000	129,269
		247,103
Italy – 0.4%
LKQ Italia Bondco SpA, Registered,
3.88%, 4/1/24, Callable 1/1/24 @
100 (a)	100,000	127,391
Luxembourg – 1.2%
Hanesbrands Finance Luxembourg,
Registered, 3.50%, 6/15/24,
Callable 3/15/24 @ 100 (a)	100,000	126,777
Telenet Finance VI Luxembourg SCA,
Registered, 4.88%, 7/15/27,
Callable 7/15/21 @ 102.44 (a)	180,000	235,345
		362,122
Mexico – 1.4%
America Movil SAB de CV, Series B,
6.37% (EUSA5 + 455 bps), 9/6/73,
Callable 9/6/23 @ 100 (a)(b)	EUR 200,000	289,264
Cemex SAB de CV, Registered,
4.38%, 3/5/23, Callable 3/5/19 @
102.19 (a)	EUR 100,000	126,135
		415,399
Netherlands – 10.7%
ABN AMRO Bank NV,
7.13%, 7/6/22	200,000	301,820
ABN AMRO Bank NV, 5.75%
(EUSA5 + 545 bps), Callable
9/22/20 @ 100 (a)(b),(c)	200,000	263,234
Axalta Coating, Registered,
3.75%, 1/15/25, Callable
1/15/20 @ 102.81 (a)	100,000	127,063
Cooperatieve Rabobank UA, 5.50%
(EUSA5 + 525 bps), Callable
6/29/20 @ 100 (a)(b),(c)	200,000	261,304
Fresenius SE & Co., Registered,
4.00%, 2/1/24	250,000	348,758
Iberdrola International BV, Series E,
2.62% (EUSA5 + 206 bps), Callable
3/26/24 @ 100 (a)(b),(c)	100,000	122,201
ING Groep NV, Series E, 3.00%
(EUSA5 + 285 bps), 4/11/28,
Callable 4/11/23 @ 100 (a)(b)	100,000	130,295
InterXion Holding NV,
Registered, 6.00%, 7/15/20,
Callable 5/14/18 @ 103 (a)	100,000	123,805
Koninklijke KPN NV, 6.12% (EUSA5 +
520 bps), Callable 9/14/18 @ 100
(a)(b),(c)	300,000	370,001
Lincoln Finance Holdings Pte Ltd.,
Registered, 6.88%, 4/15/21, Callable
5/14/18 @ 103.44 (a)	100,000	124,825
NN Group NV, 4.62% (EUR003M +
395 bps), 4/8/44, Callable 4/8/24 @
100 (a)(b)	200,000	271,452
OI European Group BV,
3.13%, 11/15/24, Callable
8/15/24 @ 100 (a)	200,000	247,015
Telefonica Europe BV, 3.75%
(EUSA5 + 386 bps), Callable
3/15/22 @ 100 (a)(b),(c)	100,000	126,740

58	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Foreign Bonds, continued

	Principal
	Amount †	Value ($)
Netherlands – continued
UPCB Finance IV Ltd., 4.00%, 1/15/27,
Callable 1/15/21 @ 102 (a)	100,000	124,821
Vonovia Finance BV, 4.62% (EUSA5 +
370 bps), 4/8/74, Callable 4/8/19 @
100 (a)(b)	200,000	250,084
		3,193,418
South Africa – 0.4%
Sappi Ltd., Registered, 4.00%, 4/1/23,
Callable 4/1/19 @ 102 (a)	100,000	125,217
Spain – 2.7%
Banco Santander SA, 6.25% (EUSA5 +
541 bps), Callable 3/12/19 @ 100
(a)(b),(c)	100,000	125,127
Caixabank SA, 5.00% (EUSA5 +
395 bps), 11/14/23, Callable
11/14/18 @ 100 (a)(b)	100,000	123,831
Gas Natural Fenosa Finance BV,
4.13% (EUSA8 + 335 bps), Callable
11/18/22 @ 100 (a)(b),(c)	200,000	259,588
Gestamp Automocion SA,
3.25%, 4/30/26, Callable
4/30/21 @ 101.63 (a)	150,000	178,905
Grupo Antolin Dutch BV,
5.13%, 6/30/22, Callable
6/30/18 @ 102.56 (a)	100,000	124,674
		812,125
Sweden – 2.3%
Hoist Kredit AB, 3.13%, 12/9/19	EUR 100,000	125,447
Intrum Justitia AB, 2.75%, 7/15/22,
Callable 7/15/19 @ 101.38 (a)	150,000	179,333
Intrum Justitia AB, 3.13%, 7/15/24,
Callable 7/15/20 @ 101.56 (a)	100,000	118,472
Volvo Treasury AB, 4.20% (EUSA5 +
380 bps), 6/10/75, Callable
6/10/20 @ 100 (a)(b)	EUR 200,000	257,813
		681,065
Switzerland – 5.0%
Aquarius & Investment PLC,
Series E, 4.25% (EUR003M +
345 bps), 10/2/43, Callable
10/2/23 @ 100 (a)(b)	100,000	137,326
Credit Suisse AG, 5.75% (EUSA5 +
400 bps), 9/18/25, Callable
9/18/20 @ 100 (a)(b)	200,000	268,668
Dufry International AG, Registered,
4.50%, 8/1/23, Callable 8/1/18 @
103.38 (a)	150,000	188,637
Swiss Reinsurance Co., 2.60%
(EUR006M + 305 bps), Callable
9/1/25 @ 100 (a)(b),(c)	400,000	494,482
UBS AG, 4.75% (EUSA5 + 340 bps),
2/12/26, Callable 2/12/21 @ 100
(a)(b)	100,000	132,674
UBS Group AG, 5.75% (EUSA5 +
529 bps), Callable 2/19/22 @ 100
(a)(b),(c)	200,000	270,284
		1,492,071
United Kingdom – 6.4%
Aviva PLC, Series E, 3.38%
(EUR003M + 355 bps), 12/4/45,
Callable 12/4/25 @ 100 (a)(b)	EUR 300,000	381,707
Barclays Bank PLC, 14.00%
(BP0003M + 1340 bps), Callable
6/15/19 @ 100 (a)(b),(c)	150,000	231,430
Heathrow Finance PLC,
5.38%, 9/2/19	300,000	431,743
National Grid PLC, 4.25% (EUSA7 +
288 bps), 6/18/76, Callable
6/18/20 @ 100 (a)(b)	EUR 350,000	454,238
SSE PLC, 3.88% (BPSW5 + 234 bps),
Callable 9/10/20 @ 100 (a)(b),(c)	200,000	283,562
Worldpay Finance PLC, Registered,
3.75%, 11/15/22, Callable
8/15/22 @ 100 (a)	EUR 100,000	130,155
		1,912,835
TOTAL FOREIGN BONDS
(COST $21,372,380)		25,185,701

Yankee Dollar – 0.7%

	Principal
	Amount ($)
Austria – 0.7%
Erste Group Bank AG, 5.50%
(USSW5 + 377 bps), 5/26/25,
Callable 5/26/20 @ 100 (a)(b)	200,000	206,578
TOTAL YANKEE DOLLAR
(COST 198,673)		206,578

Corporate Bonds – 5.8%

United States – 5.8%
Ball Corp., 4.38%, 12/15/23	EUR 100,000	136,556
Goodyear Tire & Rubber Co.,
Registered, 3.75%, 12/15/23,
Callable 12/15/18 @ 101.88 (a)	EUR 250,000	311,825
MPT Operating Partnership LP,
4.00%, 8/19/22, Callable
5/19/22 @ 100.00 (a)	EUR 100,000	131,877
Newell Brands, Inc., 3.75%, 10/1/21	EUR 300,000	395,519
PVH Corp., 3.63%, 7/15/24, Callable
4/15/24 @ 100.00 (a)	EUR 100,000	130,992
Quintiles IMS, Inc., Registered,
3.50%, 10/15/24, Callable
10/15/19 @ 101.75 (a)	EUR 100,000	124,920
Sealed Air Corp., 4.50%, 9/15/23,
Callable 6/15/23 @ 100.00 (a)	EUR 100,000	136,128
Spectrum Brand, Inc., Registered,
4.00%, 10/1/26, Callable
10/1/21 @ 102.00 (a)	EUR 100,000	121,865

See notes to financial statements.	HSBC FAMILY OF FUNDS	59

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
ZF Friedrichshafen AG, 2.75%,
4/27/23	EUR 200,000	260,481
		1,750,163
TOTAL CORPORATE BONDS
(COST $1,487,207)		1,750,163

Investment Companies – 6.1%

	Shares
Northern Institutional Government
Assets Portfolio, Institutional
Shares, 1.43% (d)	1,816,672	1,816,672
TOTAL INVESTMENT COMPANIES
(COST $1,816,672)		1,816,672
TOTAL INVESTMENTS
IN SECURITIES
(COST $24,874,932) – 96.7%		28,959,114
Other Assets (Liabilities) – 3.3%		982,654
NET ASSETS – 100%		$29,941,768
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(b)	Floating or variable rate security. The rate presented represents the rate in effect on April 30, 2018. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.
(c)	Securities are perpetual and, thus, do not have a predetermined maturity date.
(d)	The rate represents the annualized one day yield that was in effect on April 30, 2018.
bps — Basis Points
BP0003M — 3 Month GPB LIBOR
BPSW5 — UK Gilt 5 Year Bond
EUR — Euro
EUR003M — 3 Month EUR LIBOR
EUR006M — 6 Month EUR LIBOR
EUSA5 — Euro 5 Year Swap Rate
EUSA6 — Euro 6 Year Swap Rate
EUSA7 — Euro 7 Year Swap Rate
EUSA8 — Euro 8 Year Swap Rate
EUSA10 — Euro 10 Year Swap Rate
MTN — Medium Term Note
USSW5 — USD 5 Year Swap Rate

The Fund invested, as a percentage of net assets at value, in the following industries, as of April 30, 2018:

Percentage of Net Assets
Industry	at Value (%)
Banks	14.7
Insurance	10.3
Investment Companies	6.1
Diversified Telecommunication
Services	6.0
Auto Components	4.1
Chemicals	4.0
Media	3.5
Containers & Packaging	3.5
Multi-Utilities	3.3
Electric Utilities	3.3
Capital Markets	3.1
Oil, Gas & Consumable Fuels	2.7
Paper & Forest Products	2.7
Commercial Services & Supplies	2.6
Health Care Providers & Services	2.5
Construction Materials	2.2
Automobiles	2.1
Real Estate Management &
Development	2.1
Pharmaceuticals	1.9
Hotels, Restaurants & Leisure	1.7
Transportation Infrastructure	1.5
Metals & Mining	1.4
Household Durables	1.3
Specialty Retail	1.2
Trading Companies & Distributors	1.0
Wireless Telecommunication Services	1.0
Gas Utilities	0.9
IT Services	0.8
Textiles, Apparel & Luxury Goods	0.8
Road & Rail	0.8
Communications Equipment	0.6
Food & Staples Retailing	0.6
Life Sciences Tools & Services	0.4
Equity Real Estate Investment Trusts	0.4
Diversified Financial Services	0.4
Household Products	0.4
Distributors	0.4
Building Products	0.4
Total	96.7

60	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Schedule of Portfolio Investments—as of April 30, 2018 (Unaudited) (continued)

Forward Currency Exchange Contracts - Short Contracts

						Net Unrealized
						Appreciation/
Description and amount of		Description and amount			Settlement	(Depreciation)
currency to be purchased		of currency to be sold		Counterparty	Date	($)
U.S. Dollar	1,039,870	British Pound	730,000	RBC Dominion Securities	6/21/18	32,420
U.S. Dollar	27,322,702	European Euro	22,000,000	RBC Dominion Securities	6/21/18	649,257
						681,677

			Total unrealized appreciation			$681,677
			Total unrealized depreciation			—
			Total net unrealized appreciation/(depreciation)			$681,677

See notes to financial statements.	HSBC FAMILY OF FUNDS	61

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities – as of April 30, 2018 (Unaudited)

			HSBC
	HSBC	HSBC	Asia ex-Japan
	Emerging	Frontier	Smaller
	Markets	Markets	Companies
	Debt Fund	Fund	Equity Fund
Assets:
Investments in securities, at value	$50,899,328	$24,817,978	$15,481,119
Foreign currency, at value	629,125	858,378	63,912
Cash held as collateral at brokers for future contracts	7,891	—	—
Cash held as collateral at brokers for centrally cleared swaps	837,136	—	—
Unrealized appreciation on forward foreign currency exchange contracts	197,490	—	—
Swap agreements, at value	22,217	—	—
Interest and dividends receivable	695,581	95,149	6,954
Receivable for capital shares issued	1,062,468	65,784	—
Receivable for investments sold	1,019,629	172,058	147,832
Reclaims receivable	29,245	31,032	—
Receivable for foreign capital gains tax	—	—	1,561
Receivable from Investment Adviser	49,488	52,949	36,020
Variation margin on futures contracts	1,437	—	—
Prepaid expenses and other assets	21,361	15,829	36,133
Total Assets	55,472,396	26,109,157	15,773,531
Liabilities:
Cash overdraft	—	325,949	—
Distributions payable	38,732	—	—
Unrealized depreciation on forward foreign currency exchange contracts	236,343	—	—
Swap agreements, at value	7,942	—	—
Payable for investments purchased	474,511	9,349	181,779
Payable for capital shares redeemed	735	3,892	—
Accrued foreign capital gains tax	—	15,803	—
Variation margin on futures contracts	2,000	—	—
Accrued expenses and other payables:
Administration	1,736	845	510
Shareholder Servicing	233	1,569	126
Accounting	1,462	4,084	4,642
Custodian	15,366	13,862	14,294
Printing	5,355	6,914	1,110
Professional	91,407	67,114	68,928
Transfer Agent	8,085	44,730	1,642
Other	1,687	—	—
Total Liabilities	885,594	494,111	273,031
Net Assets	$54,586,802	$25,615,046	$15,500,500

62	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities – as of April 30, 2018 (Unaudited) (continued)

	HSBC Emerging Markets Debt Fund	HSBC Frontier Markets Fund	HSBC Asia ex-Japan Smaller Companies Equity Fund
Composition of Net Assets:
Capital	$58,023,551	$48,785,170	$12,960,982
Accumulated net investment income/(loss)	(431,608)	123,540	(99,859)
Accumulated net realized gains/(losses) from investments	(1,997,918)	(24,953,420)	1,062,927
Net unrealized appreciation/(depreciation) on investments	(1,007,223)	1,659,756	1,576,450
Net Assets	$54,586,802	$25,615,046	$15,500,500

Net Assets:
Class A Shares	$1,669,387	$7,703,375	$915,980
Class I Shares	52,917,415	17,911,671	14,584,520
Total	$54,586,802	$25,615,046	$15,500,500
Shares Outstanding:
($ 0.001 par value, unlimited number of shares authorized):
Class A Shares	165,559	531,451	74,000
Class I Shares	5,266,199	1,229,910	1,177,431
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$10.08	$14.49	$12.38
Class I Shares	$10.05	$14.56	$12.39
Maximum Sales Charge:
Class A Shares	4.75%	5.00%	5.00%
Maximum Offering Price per share
(Net Asset Value / (100%-maximum sales charge))
Class A Shares	$10.58	$15.25	$13.03
Investments in securities, at cost	$51,964,067	$23,142,641	$13,906,196
Foreign currency, at cost	$644,376	$858,524	$63,736

See notes to financial statements.	HSBC FAMILY OF FUNDS 63

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities – as of April 30, 2018 (Unaudited) (continued)

	HSBC Global High Yield Bond Fund	HSBC Global High Income Bond Fund	HSBC Euro High Yield Bond Fund (USD Hedged)
Assets:
Investments in securities, at value	$29,293,358	$26,893,315	$28,959,114
Foreign currency, at value	192,878	207,671	200,338
Cash held as collateral at brokers for future contracts	384	7,626	—
Cash held as collateral at brokers for centrally cleared swaps	25,656	1,283	—
Unrealized appreciation on forward foreign currency exchange contracts	136,120	185,653	681,677
Swap agreements, at value	2,258	4,476	—
Interest and dividends receivable	424,505	354,584	494,113
Receivable for capital shares issued	3,000	—	—
Receivable for investments sold	60,000	157,861	—
Receivable from Investment Adviser	17,330	20,749	66,337
Variation margin on futures contracts	—	1,219	—
Prepaid expenses and other assets	26,538	27,282	10
Total Assets	30,182,027	27,861,719	30,401,589
Liabilities:
Distributions payable	16,486	11,890	—
Unrealized depreciation on forward foreign currency exchange contracts	185	245	—
Payable for investments purchased	1,402	124,878	—
Cash received as collateral for derivatives	—	—	350,000
Variation margin on futures contracts	125	375	—
Accrued expenses and other payables:
Administration	960	885	953
Shareholder Servicing	469	38	6
Accounting	6,934	8,009	7,720
Custodian	431	1,410	9,839
Printing	2,681	2,797	4,943
Professional	71,539	71,789	78,595
Transfer Agent	1,032	965	892
Other	—	—	6,873
Total Liabilities	102,244	223,281	459,821
Net Assets	$30,079,783	$27,638,438	$29,941,768
64 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities – as of April 30, 2018 (Unaudited) (continued)

	HSBC Global High Yield Bond Fund	HSBC Global High Income Bond Fund	HSBC Euro High Yield Bond Fund (USD Hedged)
Composition of Net Assets:
Capital	$30,159,345	$27,193,364	$25,826,140
Accumulated net investment income/(loss)	(72,716)	(109,427)	(500,086)
Accumulated net realized gains/(losses) from investments	(262,923)	(61,069)	(147,532)
Net unrealized appreciation/(depreciation) on investments	256,077	615,570	4,763,246
Net Assets	$30,079,783	$27,638,438	$29,941,768

Net Assets:
Class A Shares	$2,298,624	$286,062	$119,105
Class I Shares	27,781,159	27,352,376	29,822,663
Total	$30,079,783	$27,638,438	$29,941,768
Shares Outstanding:
($ 0.001 par value, unlimited number of shares authorized):
Class A Shares	231,784	28,308	10,417
Class I Shares	2,792,796	2,694,200	2,595,748
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$9.92	$10.11	$11.43
Class I Shares	$9.95	$10.15	$11.49
Maximum Sales Charge:
Class A Shares	4.75%	4.75%	4.75%
Maximum Offering Price per share
(Net Asset Value / (100%-maximum sales charge))
Class A Shares	$10.41	$10.61	$12.00
Investments in securities, at cost	$29,196,170	$26,503,891	$24,874,932
Foreign currency, at cost	$195,918	$210,666	$203,580

See notes to financial statements.	HSBC FAMILY OF FUNDS 65

HSBC FAMILY OF FUNDS

Statements of Operations – For the six months ended April 30, 2018 (Unaudited)

	HSBC Emerging Markets Debt Fund	HSBC Frontier Markets Fund	HSBC Asia ex-Japan Smaller Companies Equity Fund
Investment Income:
Interest	$1,430,243	$1,149	$—
Dividends	2,657	485,242	78,649
Foreign tax withholding	(45,890)	(22,211)	(5,140)
Total Investment Income	1,387,010	464,180	73,509
Expenses:
Investment Management	137,035	220,158	78,484
Operational Support:
Class A Shares	825	4,062	620
Administration:
Class A Shares	319	1,576	240
Class I Shares	10,279	5,237	2,795
Shareholder Servicing:
Class A Shares	742	10,116	1,303
Accounting	37,006	24,363	29,640
Compliance Services	12,886	12,886	12,886
Custodian	49,480	107,601	66,320
Printing	7,466	12,345	2,113
Professional	105,028	81,767	93,609
Transfer Agent	32,498	199,189	5,293
Trustee	32,529	32,529	32,526
Registration fees	17,300	15,229	15,183
Other	21,960	18,064	20,810
Total expenses before fee and expense reductions	465,353	745,122	361,822
Fees voluntarily reduced/reimbursed by Investment Adviser	—	(6,169)	—
Fees contractually reduced/reimbursed by Investment Adviser	(325,429)	(410,907)	(289,007)
Net Expenses	139,924	328,046	72,815

Net Investment Income	1,247,086	136,134	694

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investments in securities and
foreign currency translations (a)	(173,952)	6,094,784	1,075,315
Net realized gains/(losses) from futures contracts	32,197	—	—
Net realized gains/(losses) from forward foreign currency exchange contracts	(28,087)	—	—
Net realized gains/(losses) from swap agreements	(48,603)	—	—
Change in unrealized appreciation/depreciation on investments in
securities and foreign currency translations (b)	(669,734)	(4,390,372)	(655,235)
Change in unrealized appreciation/depreciation on futures contracts	(30,460)	—	—
Change in unrealized appreciation/depreciation on forward foreign
currency contracts	6,509	—	—
Change in unrealized appreciation/depreciation on swap agreements	46,862	—	—
Net realized/unrealized gains/(losses) on investments	(865,268)	1,704,412	420,080
Change in Net Assets Resulting from Operations	$381,818	$1,840,546	$420,774
____________________

(a)	For Frontier Markets Fund and Asia ex-Japan Smaller Companies Equity Fund, net of foreign capital gains taxes of $7,361 and $(19,200), respectively.
(b)	For Emerging Markets Debt Fund, Frontier Markets Fund and Asia ex-Japan Smaller Companies Equity Fund, net of change in foreign capital gains taxes of $(6,959), $(21,331) and $(36,091), respectively.

66 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations – For the six months ended April 30, 2018 (Unaudited) (continued)

	HSBC Global High Yield Bond Fund	HSBC Global High Income Bond Fund	HSBC Euro High Yield Bond Fund (USD Hedged)
Investment Income:
Interest	$774,579	$551,432	$560,320
Dividends	24,586	8,971	114
Foreign tax withholding	—	(2,242)	(919)
Total Investment Income	799,165	558,161	559,515
Expenses:
Investment Management	97,188	90,159	96,127
Operational Support:
Class A Shares	1,099	144	59
Administration:
Class A Shares	425	56	23
Class I Shares	5,357	5,308	5,696
Shareholder Servicing:
Class A Shares	2,637	215	5
Accounting	41,852	50,050	35,671
Compliance Services	12,886	12,886	14,805
Custodian	4,911	5,427	13,725
Printing	3,864	3,583	5,543
Professional	84,191	84,430	93,167
Transfer Agent	4,286	4,032	4,731
Trustee	32,526	32,519	31,594
Registration fees	14,424	14,317	33,487
Other	11,735	11,115	17,104
Total expenses before fee and expense reductions	317,381	314,241	351,737
Fees contractually reduced/reimbursed by Investment Adviser	(193,916)	(202,784)	(233,274)
Net Expenses	123,465	111,457	118,463

Net Investment Income	675,700	446,704	441,052

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investments in securities and foreign
currency translations	351,181	317,546	683,767
Net realized gains/(losses) from futures contracts	4,200	(17,533)	—
Net realized gains/(losses) from forward foreign currency exchange contracts	(222,786)	(323,205)	(831,299)
Net realized gains/(losses) from swap agreements	69,851	(18,201)	—
Change in unrealized appreciation/depreciation on investments in
securities and foreign currency translations	(1,065,988)	(969,945)	164,657
Change in unrealized appreciation/depreciation on futures contracts	390	(650)	—
Change in unrealized appreciation/depreciation on forward foreign currency contracts	69,410	91,644	(250,135)
Change in unrealized appreciation/depreciation on swap agreements	(52,969)	19,402	—
Net realized/unrealized gains/(losses) on investments	(846,711)	(900,942)	(233,010)
Change in Net Assets Resulting from Operations	$(171,011)	$(454,238)	$208,042

See notes to financial statements.	HSBC FAMILY OF FUNDS 67

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	HSBC Emerging Markets Debt Fund		HSBC Frontier Markets Fund
	Six Months Ended April 30, 2018	For the year ended October 31, 2017	Six Months Ended April 30, 2018	For the year ended October 31, 2017
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income/(loss)	$1,247,086	$1,670,735	$136,134	$627,159
Net realized gains/(losses) from investments	(218,445)	274,792	6,094,784	(1,141,141)
Change in unrealized appreciation/depreciation on investments	(646,823)	424,092	(4,390,372)	8,390,721
Change in net assets resulting from operations	381,818	2,369,619	1,840,546	7,876,739

Distributions:
Net investment income:
Class A Shares	(49,350)	(51,279)	(54,857)	(130,080)
Class I Shares	(1,645,329)	(1,700,117)	(335,337)	(853,448)
Change in net assets resulting from distributions	(1,694,679)	(1,751,396)	(390,194)	(983,528)
Change in net assets resulting from capital transactions	891,358	43,518,129	(22,394,770)	(9,609,674)
Change in net assets	(421,503)	44,136,352	(20,944,418)	(2,716,463)

Net Assets:
Beginning of period	55,008,305	10,871,953	46,559,464	49,275,927
End of period	$54,586,802	$55,008,305	$25,615,046	$46,559,464
Accumulated net investment income/(loss)	$(431,608)	$15,985	$123,540	$377,600

68 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC Emerging		HSBC Frontier
	Markets Debt Fund		Markets Fund
	Six Months	For the	Six Months	For the
	Ended	year ended	Ended	year ended
	April 30,	October 31,	April 30,	October 31,
	2018	2017	2018	2017
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$68,104	$127,899	$439,229	$1,967,929
Proceeds from merger (Note 9)	—	1,104,162	—	—
Dividends reinvested	44,674	47,154	44,239	110,103
Value of shares redeemed	(41,901)	(113,606)	(1,693,155)	(1,725,833)
Class A Shares capital transactions	70,877	1,165,609	(1,209,687)	352,199

Class I Shares:
Proceeds from shares issued	1,199,823	1,262,718	5,630,086	8,242,571
Proceeds from merger (Note 9)	—	49,003,085	—	—
Dividends reinvested	1,406,954	1,487,387	154,122	248,085
Value of shares redeemed	(1,786,296)	(9,400,670)	(26,969,291)	(18,452,529)
Class I Shares capital transactions	820,481	42,352,520	(21,185,083)	(9,961,873)
Change in net assets resulting from capital transactions	$891,358	$43,518,129	$(22,394,770)	$(9,609,674)

SHARE TRANSACTIONS:
Class A Shares:
Issued	6,587	12,171	30,579	148,167
Proceeds from merger (Note 9)	—	108,147	—	—
Reinvested	4,310	4,544	3,167	9,549
Redeemed	(3,976)	(11,224)	(117,814)	(134,146)
Change in Class A Shares	6,921	113,638	(84,068)	23,570

Class I Shares:
Issued	118,258	126,794	388,851	619,935
Proceeds from merger (Note 9)	—	4,823,546	—	—
Reinvested	136,201	143,748	10,993	21,461
Redeemed	(172,943)	(926,213)	(1,841,937)	(1,480,772)
Change in Class I Shares	81,516	4,167,875	(1,442,093)	(839,376)

See notes to financial statements.	HSBC FAMILY OF FUNDS 69

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC Asia ex-Japan Smaller		HSBC Global
	Companies Equity Fund		High Yield Bond Fund
	Six Months	For the	Six Months	For the
	Ended	year ended	Ended	year ended
	April 30,	October 31,	April 30,	October 31,
	2018	2017	2018	2017
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income/(loss)	$694	$146,157	$675,700	$1,291,648
Net realized gains/(losses) from investments	1,075,315	1,739,607	202,446	(15,382)
Change in unrealized appreciation/depreciation on investments	(655,235)	1,210,035	(1,049,157)	914,110
Change in net assets resulting from operations	420,774	3,095,799	(171,011)	2,190,376

Distributions:
Net investment income:
Class A Shares	(11,917)	(1,937)	(54,337)	(74,068)
Class I Shares	(212,526)	(161,034)	(719,135)	(1,287,782)
Class S Shares *	—	(1,732)	—	—
Net realized gains:
Class A Shares	(100,138)	—	—	—
Class I Shares	(1,559,016)	—	—	—
Change in net assets resulting from distributions	(1,883,597)	(164,703)	(773,472)	(1,361,850)
Change in net assets resulting from capital transactions	1,880,642	743,930	934,847	2,535,293
Change in net assets	417,819	3,675,026	(9,636)	3,363,819

Net Assets:
Beginning of period	15,082,681	11,407,655	30,089,419	26,725,600
End of period	$15,500,500	$15,082,681	$30,079,783	$30,089,419
Accumulated net investment income/(loss)	$(99,859)	$123,890	$(72,716)	$25,056

70 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC Asia ex-Japan Smaller		HSBC Global
	Companies Equity Fund		High Yield Bond Fund
	Six Months	For the	Six Months	For the
	Ended	year ended	Ended	year ended
	April 30,	October 31,	April 30,	October 31,
	2018	2017	2018	2017
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$674,729	$615,785	$333,288	$1,424,531
Dividends reinvested	111,779	1,744	53,014	72,813
Value of shares redeemed	(678,459)	(21,911)	(65,498)	(59,691)
Class A Shares capital transactions	108,049	595,618	320,804	1,437,653

Class I Shares:
Proceeds from shares issued	32,999	128,538	—	—
Dividends reinvested	1,739,594	136,787	614,043	1,097,640
Class I Shares capital transactions	1,772,593	265,325	614,043	1,097,640

Class S Shares: *
Proceeds from shares issued	—	1,472	—	—
Dividends reinvested	—	(118,485)	—	—
Class S Shares capital transactions	—	(117,013)	—	—
Change in net assets resulting from capital transactions	$1,880,642	$743,930	$934,847	$2,535,293

SHARE TRANSACTIONS:
Class A Shares:
Issued	53,576	50,504	32,745	142,914
Reinvested	9,254	170	5,271	7,265
Redeemed	(54,017)	(1,838)	(6,440)	(5,928)
Change in Class A Shares	8,813	48,836	31,576	144,251

Class I Shares:
Issued	2,517	11,282	—	—
Reinvested	144,006	13,384	60,857	109,281
Redeemed	—	—	—	—
Change in Class I Shares	146,523	24,666	60,857	109,281
____________________

*	Class S Shares were liquidated on February 23, 2017 for Asia ex-Japan Smaller Companies Fund and are no longer offered.

See notes to financial statements.	HSBC FAMILY OF FUNDS 71

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC Global High		HSBC Euro High Yield
	Income Bond Fund		Bond Fund (USD Hedged)
	Six Months	For the	Six Months	For the
	Ended	year ended	Ended	year ended
	April 30,	October 31,	April 30,	October 31,
	2018	2017	2018	2017
	(Unaudited)		(Unaudited)
Investment Activities:
Operations:
Net investment income/(loss)	$446,704	$871,520	$441,052	$874,470
Net realized gains/(losses) from investments	(41,393)	(120,648)	(147,532)	(1,467,460)
Change in unrealized appreciation/depreciation on investments	(859,549)	748,983	(85,478)	2,889,124
Change in net assets resulting from operations	(454,238)	1,499,855	208,042	2,296,134

Distributions:
Net investment income:
Class A Shares	(4,490)	(7,186)	(25)	(2,707)
Class I Shares	(459,529)	(863,926)	(9,301)	(687,587)
Net realized gains:
Class A Shares	—	—	—	(711)
Class I Shares	—	—	—	(177,087)
Tax return of capital:
Class A Shares	—	—	—	(696)
Class I Shares	—	—	—	(176,629)
Change in net assets resulting from distributions	(464,019)	(871,112)	(9,326)	(1,045,417)
Change in net assets resulting from capital transactions	388,632	927,563	8,000	888,932
Change in net assets	(529,625)	1,556,306	206,716	2,139,649

Net Assets:
Beginning of period	28,168,063	26,611,757	29,735,052	27,595,403
End of period	$27,638,438	$28,168,063	$29,941,768	$29,735,052
Accumulated net investment income/(loss)	$(109,427)	$(92,112)	$(500,086)	$(931,812)

72 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC Global High		HSBC Euro High Yield
	Income Bond Fund		Bond Fund (USD Hedged)
	Six Months	For the	Six Months	For the
	Ended	year ended	Ended	year ended
	April 30,	October 31,	April 30,	October 31,
	2018	2017	2018	2017
	(Unaudited)		(Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,010	$169,516	$—	$—
Dividends reinvested	4,241	6,687	22	3,498
Value of shares redeemed	(1,635)	—	—	—
Class A Shares capital transactions	3,616	176,203	22	3,498

Class I Shares:
Proceeds from shares issued	—	40,029	—	—
Dividends reinvested	392,530	737,268	7,978	885,434
Value of shares redeemed	(7,514)	(25,937)	—	—
Class I Shares capital transactions	385,016	751,360	7,978	885,434
Change in net assets resulting from capital transactions	$388,632	$927,563	$8,000	$888,932

SHARE TRANSACTIONS:
Class A Shares:
Issued	99	16,850	—	—
Reinvested	413	661	2	323
Redeemed	(157)	—	—	—
Change in Class A Shares	355	17,511	2	323

Class I Shares:
Issued	—	3,881	—	—
Reinvested	38,028	72,746	697	81,635
Redeemed	(717)	(2,558)	—	—
Change in Class I Shares	37,311	74,069	697	81,635

See notes to financial statements.	HSBC FAMILY OF FUNDS 73

HSBC EMERGING MARKETS DEBT FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Distributions					Ratios/Supplementary Data
				Net Realized									Ratio of Net	Ratio of
				and							Net		Investment	Expenses
	Net Asset	Net		Unrealized			Net Realized				Assets	Ratio of Net	Income/	to Average
	Value,	Investment		Gains/	Total from	Net	Gains from		Net Asset		at End of	Expenses to	(Loss) to	Net Assets	Portfolio
	Beginning	Income/		(Losses) from	Investment	Investment	Investment	Total	Value, End	Total	Period	Average Net	Average Net	(Excluding Fee	Turnover
	of Period	(Loss)		Investments	Activities	Income	Transactions	Distributions	of Period	Return(a)	(000’s)	Assets(b)	Assets(b)	Reductions)(b)	(a)(c)
CLASS A SHARES
Six Months Ended
April 30, 2018 (unaudited)	$10.34	$0.22		$(0.17)	$0.05	$(0.31)	$—	$(0.31)	$10.08	0.43%	$1,669	0.85%	4.21%	1.88%	32%
Year Ended October 31, 2017	10.29	0.45	(d)	0.08	0.53	(0.48)	—	(0.48)	10.34	5.29%	1,640	0.85%	4.33%	1.83%	50%
Year Ended October 31, 2016	9.89	0.35	(d)	0.54	0.89	(0.49)	—	(0.49)	10.29	9.36%	463	1.07%	3.55%	3.13%	91%
Year Ended October 31, 2015	10.37	0.37	(d)	(0.42)	(0.05)	(0.43)	—	(0.43)	9.89	(0.52)%	742	1.20%	3.64%	1.84%	90%
Year Ended October 31, 2014	10.42	0.37		0.13	0.50	(0.39)	(0.16)	(0.55)	10.37	5.07%	1,195	1.20%	3.59%	1.51%	51%
Year Ended October 31, 2013	11.42	0.43		(0.74)	(0.31)	(0.47)	(0.22)	(0.69)	10.42	(2.84)%	1,042	1.20%	3.92%	1.48%	53%
CLASS I SHARES
Six Months Ended
April 30, 2018 (unaudited)	10.29	0.23		(0.15)	0.08	(0.32)	—	(0.32)	10.05	0.71%	52,917	0.50%	4.56%	1.69%	32%
Year Ended October 31, 2017	10.24	0.49	(d)	0.06	0.55	(0.50)	—	(0.50)	10.29	5.57%	53,368	0.50%	4.68%	1.54%	50%
Year Ended October 31, 2016	9.91	0.39	(d)	0.54	0.93	(0.60)	—	(0.60)	10.24	9.70%	10,409	0.70%	3.90%	2.83%	91%
Year Ended October 31, 2015	10.39	0.40	(d)	(0.41)	(0.01)	(0.47)	—	(0.47)	9.91	(0.11)%	11,267	0.85%	3.97%	1.29%	90%
Year Ended October 31, 2014	10.44	0.41		0.13	0.54	(0.43)	(0.16)	(0.59)	10.39	5.43%	40,839	0.85%	3.99%	1.16%	51%
Year Ended October 31, 2013	11.44	0.45		(0.72)	(0.27)	(0.51)	(0.22)	(0.73)	10.44	(2.52)%	41,027	0.85%	4.19%	1.13%	53%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Calculated based on average shares outstanding.
Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

74 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FRONTIER MARKETS FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Six Months Ended
April 30, 2018 (unaudited)	$14.10	$0.05	$0.43	$0.48	$(0.09)	$—	$(0.09)	$14.49	3.45%	$7,703	2.12%	0.76%	4.73%	39%
Year Ended October 31, 2017	11.94	0.16	2.23	2.39	(0.23)	—	(0.23)	14.10	20.41%	8,676	2.20%	1.20%	3.28%	44%
Year Ended October 31, 2016	12.11	0.13	0.14	0.27	(0.44)	—	(0.44)	11.94	2.59%	7,069	2.18%	1.17%	2.55%	8%
Year Ended October 31, 2015	14.95	0.12	(1.81)	(1.69)	(0.09)	(1.06)	(1.15)	12.11	(11.67)%	21,756	2.20%	0.96%	2.20%	66%
Year Ended October 31, 2014	13.06	0.20	2.14	2.34	(0.05)	(0.40)	(0.45)	14.95	18.38%	44,837	2.20%	1.38%	2.24%	64%
Year Ended October 31, 2013	10.93	0.08	2.45	2.53	(0.40)	—	(0.40)	13.06	23.85%	18,342	2.20%	0.60%	2.69%	44%
CLASS I SHARES
Six Months Ended
April 30, 2018 (unaudited)	14.18	0.06	0.46	0.52	(0.14)	—	(0.14)	14.56	3.62%	17,912	1.79%	0.78%	4.10%	39%
Year Ended October 31, 2017	12.02	0.19	2.25	2.44	(0.28)	—	(0.28)	14.18	20.78%	37,883	1.85%	1.49%	2.90%	44%
Year Ended October 31, 2016	12.19	0.22	0.09	0.31	(0.48)	—	(0.48)	12.02	2.99%	42,207	1.82%	1.93%	2.20%	8%
Year Ended October 31, 2015	15.08	0.19	(1.85)	(1.66)	(0.17)	(1.06)	(1.23)	12.19	(11.42)%	120,010	1.85%	1.44%	1.86%	66%
Year Ended October 31, 2014	13.15	0.23	2.17	2.40	(0.07)	(0.40)	(0.47)	15.08	18.77%	173,616	1.85%	1.57%	1.90%	64%
Year Ended October 31, 2013	10.97	0.15	2.43	2.58	(0.40)	—	(0.40)	13.15	24.25%	70,273	1.85%	1.20%	2.38%	44%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS	75

HSBC ASIA EX- JAPAN SMALLER COMPANIES EQUITY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Six Months Ended
April 30, 2018 (unaudited)	$13.75	$(0.02)	$0.34	$0.32	$(0.18)	$(1.51)	$(1.69)	$12.38	2.63%	$916	1.25%	(0.36)%	4.84%	46%
Year Ended October 31, 2017	11.04	0.18	2.66	2.84	(0.13)	—	(0.13)	13.75	26.09%	896	1.75%	1.45%	3.94%	97%
Year Ended October 31, 2016	9.59	0.10	1.46	1.56	(0.11)	—	(0.11)	11.04	16.29%	181	1.72%	0.98%	3.88%	93%
Period Ended October 31, 2015(e)	10.00	0.10	(0.49)	(0.39)	(0.02)	—	(0.02)	9.59	(3.82)%	156	1.75%	1.03%	3.64%	146%
CLASS I SHARES
Six Months Ended
April 30, 2018 (unaudited)	13.76	—	0.35	0.35	(0.21)	(1.51)	(1.72)	12.39	2.83%	14,585	0.90%	0.04%	4.51%	46%
Year Ended October 31, 2017	11.05	0.14	2.73	2.87	(0.16)	—	(0.16)	13.76	26.47%	14,186	1.40%	1.14%	3.66%	97%
Year Ended October 31, 2016	9.62	0.15	1.45	1.60	(0.17)	—	(0.17)	11.05	16.75%	11,114	1.36%	1.55%	3.57%	93%
Period Ended October 31, 2015(e)	10.00	0.13	(0.49)	(0.36)	(0.02)	—	(0.02)	9.62	(3.49)%	9,461	1.40%	1.33%	3.38%	146%
(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on November 11, 2014.
Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

76	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period		Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Six Months Ended
April 30, 2018 (unaudited)	$10.24	$0.21	$(0.28)	$(0.07)	$(0.25)	$—	$(0.25)	$9.92		(0.74)%	$2,299	1.15%	4.19%	2.44%	31%
Year Ended October 31, 2017	9.97	0.42	0.30	0.72	(0.45)	—	(0.45)	10.24		7.45%	2,049	1.15%	4.15%	1.81%	42%
Year Ended October 31, 2016	9.67	0.41	0.28	0.69	(0.39)	—	(0.39)	9.97		7.37%	558	1.15%	4.27%	1.72%	50%
Period Ended October 31, 2015(e)	10.00	0.12	(0.34)	(0.22)	(0.11)	—	(0.11)	9.67		(2.23)%	140	1.15%	4.13%	1.93%	31%
CLASS I SHARES
Six Months Ended
April 30, 2018 (unaudited)	10.26	0.23	(0.28)	(0.05)	(0.26)	—	(0.26)	9.95		(0.49)%	27,781	0.80%	4.54%	2.10%	31%
Year Ended October 31, 2017	9.98	0.45	0.31	0.76	(0.48)	—	(0.48)	10.26		7.84%	28,040	0.80%	4.50%	1.48%	42%
Year Ended October 31, 2016	9.68	0.45	0.26	0.71	(0.41)	—	(0.41)	9.98	(f)	7.68%	26,168	0.80%	4.64%	1.59%	50%
Period Ended October 31, 2015(e)	10.00	0.13	(0.34)	(0.21)	(0.11)	—	(0.11)	9.68		(2.15)%	24,378	0.80%	4.45%	1.64%	31%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on July 14, 2015.
(f)	The net asset value per share (“NAV”) for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in the United States of America.
Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS	77

HSBC GLOBAL HIGH INCOME BOND FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Six Months Ended
April 30, 2018 (unaudited)	$10.45	$0.15	$(0.33)	$(0.18)	$(0.16)	$—	$(0.16)	$10.11	(1.74)%	$286	1.15%	2.87%	2.51%	26%
Year Ended October 31, 2017	10.24	0.29	0.23	0.52	(0.31)	—	(0.31)	10.45	5.24%	292	1.15%	2.86%	1.81%	44%
Year Ended October 31, 2016	9.83	0.30	0.38	0.68	(0.27)	—	(0.27)	10.24	7.04%	107	1.15%	2.99%	1.71%	47%
Period Ended October 31, 2015(e)	10.00	0.09	(0.18)	(0.09)	(0.08)	—	(0.08)	9.83	(0.93)%	99	1.15%	2.89%	1.89%	24%
CLASS I SHARES
Six Months Ended
April 30, 2018 (unaudited)	10.49	0.17	(0.34)	(0.17)	(0.17)	—	(0.17)	10.15	(1.62)%	27,352	0.80%	3.22%	2.26%	26%
Year Ended October 31, 2017	10.26	0.33	0.23	0.56	(0.33)	—	(0.33)	10.49	5.62%	27,876	0.80%	3.21%	1.58%	44%
Year Ended October 31, 2016	9.83	0.33	0.39	0.72	(0.29)	—	(0.29)	10.26	7.43%	26,505	0.80%	3.34%	1.61%	47%
Period Ended October 31, 2015(e)	10.00	0.10	(0.18)	(0.08)	(0.09)	—	(0.09)	9.83	(0.84)%	24,696	0.80%	3.24%	1.61%	24%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on July 14, 2015.
Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

78	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Six Months Ended
April 30, 2018 (unaudited)	$11.37	$0.15	$(0.09)	$0.06	$—	$—	$—	$11.43	0.55%	$119	1.05%	2.73%	2.49%	7%
Year Ended October 31, 2017	10.92	0.31	0.54	0.85	(0.26)	(0.07)	(0.40)	11.37	8.05%	118	1.05%	2.83%	1.47%	11%
Period Ended October 31, 2016(e)	10.00	0.27	0.77	1.04	(0.12)	—	(0.12)	10.92	10.38%	110	1.05%	3.20%	1.64%	20%
CLASS I SHARES
Six Months Ended
April 30, 2018 (unaudited)	11.41	0.17	(0.09)	0.08	—	—	—	11.49	0.73%	29,823	0.80%	2.98%	2.38%	7%
Year Ended October 31, 2017	10.94	0.34	0.54	0.88	(0.27)	(0.07)	(0.41)	11.41	8.29%	29,617	0.80%	3.08%	1.37%	11%
Period Ended October 31, 2016(e)	10.00	0.29	0.76	1.05	(0.12)	—	(0.12)	10.94	10.51%	27,485	0.80%	3.45%	1.51%	20%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on January 19, 2016.
Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS	79

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited)

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of April 30, 2018, the Trust is composed of 11 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the following six funds (individually a “Fund”, collectively the “Funds” or the “Global Funds”):

Fund	Short Name
HSBC Emerging Markets Debt Fund	Emerging Markets Debt Fund

HSBC Frontier Markets Fund	Frontier Markets Fund

HSBC Asia ex-Japan Smaller Companies Equity Fund	Asia ex-Japan Fund

HSBC Global High Yield Bond Fund	Global High Yield Bond Fund

HSBC Global High Income Bond Fund	Global High Income Bond Fund

HSBC Euro High Yield Bond Fund (USD Hedged)	Euro High Yield Bond Fund

Financial statements for all other funds of the Trust are published separately. The Emerging Markets Debt Fund is a non-diversified fund. All of the other Funds are diversified funds. The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The share classes offered by each Fund and the maximum sales charge for Class A Shares are summarized in the following table.

	Share	Class A Shares
Fund	Classes Offered	Maximum Sales Charge
Emerging Markets Debt Fund	A, I	4.75%
Frontier Markets Fund	A, I	5.00%
Asia ex-Japan Fund	A, I	5.00%
Global High Yield Bond Fund	A, I	4.75%
Global High Income Bond Fund	A, I	4.75%
Euro High Yield Bond Fund	A, I	4.75%

Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares.

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust believes the risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

80	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

Securities Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts based on effective yield. Dividend income is recorded on the ex-dividend date except in the case of certain foreign securities, in which case dividends are recorded as soon as such information becomes available. For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

Foreign Currency Translation:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities at the close of each business day. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency translations.

Foreign Taxes:

Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue foreign capital gains taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest. Such tax accrual is based in part on actual and estimated realized gains. Estimated realized gains are subject to change and such change could be material. However, management’s conclusions may be subject to future review and change based on changes in, or the interpretation of, the accounting standards or tax laws and regulations.

Restricted Securities and Illiquid Securities:

The Funds may invest in restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board”). Therefore, not all restricted securities are considered illiquid. To the extent that a Fund purchases securities that are restricted as to resale or for which current market quotations are not available, such securities will be valued based upon all relevant factors as outlined in Securities and Exchange Commission (“SEC”) Financial Reporting Release No. 1. Disposal of restricted securities may involve time consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

Participation Notes and Participatory Notes:

The Funds may invest in participation notes or participatory notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instruments at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular

HSBC FAMILY OF FUNDS	81

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a Fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects a Fund that holds them to counterparty risk (and this risk may be amplified if the Fund purchases P-notes from only a small number of issuers).

Derivative Instruments:

All open derivative positions at period end are reflected on each Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Forward Foreign Currency Exchange Contracts:

Each Fund may enter into forward foreign currency exchange contracts. The Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of securities denominated in a particular currency or to enhance return. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. Forward foreign currency exchange contracts may involve credit or market risk in excess of the amounts reflected on the Statements of Assets and Liabilities.

During the six-month period ended April 30, 2018, the following Funds entered into forward foreign currency exchange contracts to gain exposure to certain markets and for hedging purposes. The notional amount of forward foreign currency exchange contracts outstanding as of April 30, 2018 and the monthly average notional amount for these contracts during the six-month period ended April 30, 2018 were as follows:

	Outstanding		Monthly Average
	Notional Amount ($)		Notional Amount ($)
	Long	Short	Long	Short
Forward Foreign Currency Exchange Contracts:
Emerging Markets Debt Fund	10,569,449	(8,268,753)	7,863,113	(5,851,231)
Global High Yield Bond Fund	—	(9,577,383)	307,141	(8,175,759)
Global High Income Bond Fund	—	(13,058,619)	542,780	(11,497,849)
Euro High Yield Bond Fund	—	(28,362,572)	218,898	(28,959,761)

82	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

Option Contracts:

The Funds may purchase or write put and call options on securities, indices, foreign currencies and derivative instruments. When purchasing options, the Funds pay a premium which is recorded as the cost basis in the investment and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When writing options, the Funds receive a premium which is recorded as a liability and which is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses.

The Funds may purchase or write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Funds may enter into interest rate swaption agreements for hedging purposes. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises their option. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in interest rates.

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. Option contracts may involve credit or market risk in excess of the amounts reflected on the Statements of Assets and Liabilities. During the six-month period ended April 30, 2018, the Funds did not hold any option contracts.

Futures Contracts:

The Funds may enter into futures contracts for the purpose of hedging existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest conditions. Upon entering into futures contracts, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made or received each day, depending on the daily fluctuations in the fair value of the underlying security. The Funds recognize an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities as variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. During the six-month period ended April 30, 2018, the Emerging Markets Debt Fund, Global High Yield Bond Fund and Global High Income Bond Fund

HSBC FAMILY OF FUNDS	83

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

invested in futures contracts to gain exposure to certain markets and for hedging purposes. The gross notional amount of futures contracts outstanding as of April 30, 2018, and the monthly average notional amount for these contracts for the six-month period ended April 30, 2018 were as follows:

	Outstanding		Monthly Average
	Notional Amount ($)		Notional Amount ($)
	Long	Short	Long	Short
Futures Contracts:
Emerging Markets Debt Fund	2,619,781	(1,920,221)	2,738,670	(1,966,722)
Global High Yield Bond Fund	—	(120,015)	—	(122,941)
Global High Income Bond Fund	851,330	(360,223)	846,851	(367,683	) (a)
____________________

(a)	For the period December 1, 2017 to April 30, 2018.

Swap Agreements:

The Funds may enter into swap contracts in accordance with their investment objectives and policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or cleared through a third party, known as a clearing organization (“centrally cleared swaps”). The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices.

The Funds will usually enter into swaps on a net basis, which means that the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument with a Fund receiving or paying only the net amount of the two returns. Upfront receipts and payments are recorded as a liability or asset, respectively. These upfront receipts and payments are amortized or accreted to gains or losses over the life of the swap agreement. Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the clearing organization. Changes in market value, if any, are reflected as a component of net change in “unrealized appreciation or depreciation on swap agreements”. Daily changes in valuation of centrally cleared swaps, if any, are recorded as “variation margin on swap agreements”. Net periodic payments received or paid by the Funds are recorded as “realized gains or losses on swap agreements”. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty are generally collateralized by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities or by pledging such securities as collateral.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index and are subject to credit risk exposure. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding for which a Fund is the seller of protection are disclosed in the Schedules of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

84	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to a Fund. Swap agreements may involve credit or market risk in excess of the amounts reflected on the Statements of Assets and Liabilities.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

During the six-month period ended April 30, 2018, the Emerging Markets Debt Fund, Global High Yield Bond Fund and Global High Income Bond Fund entered into credit default swap agreements primarily to manage and/or gain exposure to credit risk. The notional amount of swap agreements outstanding as of April 30, 2018 and the monthly average notional amount for these agreements during the six-month period ended April 30, 2018 were as follows:

	Outstanding		Monthly Average
	Notional Amount ($)		Notional Amount ($)
	Buy	Sell	Buy	Sell
	Protection	Protection	Protection	Protection
Credit Default Swap Agreements:
Emerging Markets Debt Fund	750,000	(3,245,500)	750,000	(2,881,250)
Global High Yield Bond Fund	—	(816,350)	100,000	(1,169,951)
Global High Income Bond Fund	—	(652,000)	—	(640,833)

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HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

Summary of Derivative Instruments:

The following is a summary of the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of April 30, 2018:

	Assets				Liabilities
	Unrealized				Unrealized
	Appreciation				Depreciation
	on Forward				on Forward
	Foreign	Variation	Investments		Foreign	Variation
	Currency	Margin	at value for	Swap	Currency	Margin	Swap
	Exchange	on Futures	Written	Agreements	Exchange	on Futures	Agreements
Fund	Contracts ($)	Contracts ($)*	options ($)*	at Value ($)*	Contracts ($)	Contracts ($)*	at Value ($)*
Foreign Exchange Rate
Risk Exposure:
Emerging Markets
Debt Fund	197,490	—	—	—	236,343	—	—
Global High Yield
Bond Fund	136,120	—	—	—	185	—	—
Global High Income
Bond Fund	185,653	—	—	—	245	—	—
Euro High Yield
Bond Fund	681,677	—	—	—	—	—	—

Credit Contracts Risk
Exposure:
Emerging Markets
Debt Fund	—	—	—	94,699	—	—	7,942
Global High Yield
Bond Fund	—	—	—	36,733	—	—	—
Global High Income
Bond Fund	—	—	—	6,200	—	—	—

Interest Rate
Risk Exposure:
Emerging Markets
Debt Fund	—	6,221	—	—	—	9,101	—
Global High Yield
Bond Fund	—	390	—	—	—	—	—
Global High Income
Bond Fund	—	1,665	—	—	—	2,287	—
____________________

*

Total fair value is presented by Primary Risk Exposure. For forward currency contracts, such amounts represent the appreciation (for asset derivatives) or depreciation (for liability dervatives). For futures contracts, the amounts represent their cumulative appreciation/depreciation, which includes movements of variation margin. Centrally cleared swaps are reported at value, which includes movements of variation margin.

86	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

The following is a summary of the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the six-month period ended April 30, 2018:

	Realized Gain (Loss) on Derivatives
	Recognized as a Result from Operations
	Net Realized
	Gains (Losses)	Net Realized	Net Realized	Net Realized
	from Forward	Gains (Losses)	Gains (Losses)	Gains (Losses)
	Foreign Currency	from Futures	from Option	from Swap
Fund	Exchange Contracts ($)	Contracts ($)	Contracts ($)	Agreements ($)
Foreign Exchange Rate Risk Exposure:
Emerging Markets Debt Fund	(28,087)	—	—	—
Global High Yield Bond Fund	(222,786)	—	—	—
Global High Income Bond Fund	(323,205)	—	—	—
Euro High Yield Bond Fund	(831,299)	—	—	—

Credit Contracts Risk Exposure:
Emerging Markets Debt Fund	—	—	—	(48,603)
Global High Yield Bond Fund	—	—	—	69,851
Global High Income Bond Fund	—	—	—	(18,201)

Interest Rate Risk Exposure:
Emerging Markets Debt Fund	—	32,197	—	—
Global High Yield Bond Fund	—	4,200	—	—
Global High Income Bond Fund	—	(17,533)	—	—

	Net Change in Unrealized Appreciation/Depreciation
	on Derivatives Recognized as a Result from Operations
	Change in Unrealized	Change in	Change in
	Appreciation/	Unrealized	Unrealized
	Depreciation	Appreciation/	Appreciation/
	on Forward	Depreciation	Depreciation
	Foreign Currency	on Futures	on Swap
Fund	Exchange Contracts ($)	Contracts ($)	Agreements ($)
Foreign Exchange Rate Risk Exposure:
Emerging Markets Debt Fund	6,509	—	—
Global High Yield Bond Fund	69,410	—	—
Global High Income Bond Fund	91,644	—	—
Euro High Yield Bond Fund	(250,135)	—	—

Credit Contracts Risk Exposure:
Emerging Markets Debt Fund	—	—	46,862
Global High Yield Bond Fund	—	—	(52,969)
Global High Income Bond Fund	—	—	19,402

Interest Rate Risk Exposure:
Emerging Markets Debt Fund	—	(30,460)	—
Global High Yield Bond Fund	—	390	—
Global High Income Bond Fund	—	(650)	—

HSBC FAMILY OF FUNDS 87

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

The Funds are generally subject to master netting arrangements that allow for amounts owed between each Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting arrangements do not apply to amounts owed to/from different counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to legally enforceable master netting arrangements in the Statements of Assets and Liabilities. The tables below present the gross and net amounts of the assets and liabilities with any offsets to reflect the Funds’ ability to reflect the master netting arrangements at April 30, 2018 in the Statements of Assets and Liabilities

As of April 30, 2018, each Fund’s derivative assets and liabilities by type are as follows:

	Emerging Markets		Global High Yield		Global High Income		Euro High Yield
	Debt Fund		Bond Fund		Bond Fund		Bond Fund
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$1,437	$2,000	$—	$125	$1,219	$375	$—	$—
Forward currency contracts	197,490	236,343	136,120	185	185,653	245	681,677	—
Swap agreements	22,217	7,942	2,258	—	4,476	—	—	—
Total derivative assets and liabilities in the
Statement of Assets and Liabilities	221,144	246,285	138,378	310	191,348	620	681,677	—
Derivative asset and liabilities not subject to a
master netting agreement or similar
agreement (“MNA”)	(1,437)	(2,000)	—	(125)	(1,219)	(375)	—	—
Total assets and liabilities subject to a MNA	$219,707	$244,285	$138,378	$185	$190,129	$245	$681,677	$—

The following table represents each Fund’s derivative assets by counterparty net of amounts available for offset under a master netting arrangement and net of the related collateral received by each Fund as of April 30, 2018:

	Derivative Assets	Derivatives	Non-cash
	Subject to a MNA	Available	Collateral	Cash Collateral	Net Amount of
Counterparty	by Counterparty	for Offset	Received (a)	Received (a)	Derivative Assets
Emerging Markets Debt Fund:
Bank of America	$6,695	$(6,695)	$—	$—	$—
Barclays Bank PLC	8,499	(1,215)	—	—	7,284
Credit Suisse	13,825	(2,648)	—	—	11,177
Goldman Sachs	63,337	(1,609)	—	—	61,728
JPMorgan Chase	9,701	(9,701)	—	—	—
Standard Chartered Bank	94,355	(94,355)	—	—	—
UBS AG	23,295	(10,199)	—	—	13,096
Total	$219,707	$(126,422)	$—	$—	$93,285
Global High Yield Bond Fund:
Bank of America	$2,258	$—	$—	$—	$2,258
UBS AG	136,120	(10)	—	—	136,110
Total	$138,378	$(10)	$—	$—	$138,368

88 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

	Derivative Assets	Derivatives	Non-cash
	Subject to a MNA	Available	Collateral	Cash Collateral	Net Amount of
Counterparty	by Counterparty	for Offset	Received (a)	Received (a)	Derivative Assets
Global High Income Bond Fund:
Bank of America	$4,476	$—	$—	$—	$4,476
UBS AG	185,653	—	—	—	185,653
Total	$190,129	$—	$—	$—	$190,129
Euro High Yield Bond Fund:
RBC Dominion Securities	$681,677	$—	$—	$(350,000)	$331,677
Total	$681,677	$—	$—	$(350,000)	$331,677
____________________

(a)

The actual collateral received may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

The following table represents each Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting arrangement and net of the related collateral pledged by each Fund as of April 30, 2018:

	Derivative
	Liabilities	Derivatives	Non-cash
	Subject to a MNA	Available	Collateral	Cash Collateral	Net Amount of
Counterparty	by Counterparty	for Offset	Pledged (a)	Pledged (a)	Derivative Liabilities
Emerging Markets Debt Fund:
Bank of America	$56,522	$(6,695)	$—	$—	$49,827
Barclays Bank PLC	1,215	(1,215)	—	—	—
Credit Suisse	2,648	(2,648)	—	—	—
Goldman Sachs	1,609	(1,609)	—	—	—
JPMorgan Chase	61,584	(9,701)	—	—	51,883
Morgan Stanley	12,551	—	—	—	12,551
Standard Chartered Bank	97,957	(94,355)	—	—	3,602
UBS AG	10,199	(10,199)	—	—	—
Total	$244,285	$(126,422)	$—	$—	$117,863
Global High Yield Bond Fund:
Morgan Stanley	$175	$—	$—	$—	$175
UBS AG	10	(10)	—	—	—
Total	$185	$(10)	$—	$—	$175
Global High Income Bond Fund:
Morgan Stanley	$245	$—	$—	$—	$245
Total	$245	$—	$—	$—	$245
____________________

(a)

The actual collateral received may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

Pursuant to each Fund’s ISDA Master Agreement for trading over-the-counter derivatives (“ISDA”), each Fund must notify counterparties if its net asset value (“NAV”) declines below a predetermined level over specified periods. In the event a Fund’s NAV declines below one of the predetermined levels, the decline may trigger an Additional Termination Event under the ISDA (“NAV Decline Trigger Event”) whereby each counterparty would have the right to declare an Early Termination Date, terminate the ISDA, and close-out all outstanding derivatives positions according to the close-out procedures of the ISDA. Pursuant to the terms of the ISDA, following a NAV Decline Trigger Event, counterparties may agree to waive their right to declare an Early Termination Date and thereby waive their right to terminate the ISDA and close-out any outstanding derivatives positions.

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Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

In addition to the provisions relating to Additional Termination Events, under the terms of the Credit Support Annex to the ISDA, parties to an ISDA are required to post collateral to the other party if any of their derivatives positions are in a position of net liability. If either party fails to post required collateral and such failure is not remedied following subsequent notice, the failure to post collateral may be an Additional Termination Event and the other party may declare an Early Termination Event, terminate the ISDA, and close out any outstanding derivatives position. As of April 30, 2018, for derivatives positions where the Funds were in a position of net liability, the balance of any collateral posted is included in the Statements of Assets and Liabilities.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated among the applicable series within the Trust in relation to the net assets of each fund, equally to each fund, or another appropriate basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends to shareholders of the Funds from net investment income, if any, are declared and distributed monthly in the case of the Funds except for the Frontier Markets Fund and Asia ex-Japan Fund, which distribute dividends to shareholders annually. Distributions from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code (the “Code”), as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required for the Funds, although shareholders may be taxed on distributions they receive.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

Recent Accounting Pronouncements:

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

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Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

3. Investment Valuation Summary

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1—quoted prices in active markets for identical assets
●	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Bonds and other fixed income securities (other than short-term obligations) are valued at the evaluated bid price, as of the time NAV is determined, supplied by an approved independent pricing service, based upon market transactions for normal, institutional-size trading units of similar securities, as well as yield, quality, coupon rate, maturity, callability or prepayment option, type and size of issue, trading characteristics and other market data, without exclusive reliance on quoted prices on an exchange or over-the-counter prices. Because quoted prices on exchanges or over-the-counter prices are believed to reflect more accurately the fair value of such securities, matrix valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange (except the NASDAQ Stock Market), or in the absence of recorded sales, at the readily available closing bid price on such exchanges. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price on the date of valuation. Domestic equity securities that are not traded on an exchange are valued at the quoted bid price in the over-the-counter market. These securities are typically categorized as Level 1 in the fair value hierarchy.

Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price, or in the absence of recorded sales, at the readily available closing bid price on such exchange. If no sale is available because the country is on holiday the previous day’s last quoted sales price would be utilized. Foreign equity securities that are not exchange-traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market. These securities are typically categorized as Level 1 in the fair value hierarchy. Foreign equity securities that are not exchange traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market and are typically categorized as Level 2 in the fair value hierarchy.

Rights and warrants are valued at the last sales price on a national securities exchange. If these instruments are not scheduled to trade for a certain period they are generally valued intrinsically based on the terms of the issuance and the price of the underlying security. The time value of the warrants may also be considered by the Investment Adviser, as defined below. These instruments are typically categorized as Level 1 in the fair value hierarchy unless intrinsic value is used then would be categorized as Level 2 in the fair value hierarchy.

P-notes are valued by taking the last sales price of the underlying security on its primary exchange. In the absence of a recorded sale on the underlying security the readily available closing bid price on such exchange will be used. If no sale is available because the country is on holiday the previous day’s last quoted sales price would be utilized. All local prices will be converted to U.S. dollars using the foreign currency exchange rate as of the close of regular trading on the New York Stock Exchange. These instruments are typically categorized as Level 2 in the fair value hierarchy.

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Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

Investments in other mutual funds are valued at their NAVs, as reported by such mutual funds and are typically categorized as Level 1 in the fair value hierarchy.

Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy. Exchange traded option contracts are valued at the closing price or last sale price on the primary instrument for that option as recorded by an approved pricing service and are typically categorized as Level 1 in the fair value hierarchy.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the prevailing forward rates and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange, as provided by an approved pricing service, and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps and certain options, are generally valued by using a valuation provided by an approved independent pricing service and are typically categorized as Level 2 in the fair value hierarchy.

Securities or other assets for which market quotations or an independent pricing service evaluation are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ NAV is calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When a Fund uses such a valuation model, the value assigned to the Fund’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges and are typically categorized as Level 2 in the fair value hierarchy. The valuation of these securities may represent a transfer between Levels 1 and 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the Funds to a significant extent.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

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Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

The following is a summary of the valuation inputs used as of April 30, 2018 in valuing the Funds’ investments based upon the three levels defined above. The breakdown of country descriptions is disclosed in the Schedule of Portfolio Investments for each Fund:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Emerging Markets Debt Fund
Investment Securities:
Foreign Bonds	—	24,123,296	—	24,123,296
Yankee Dollars	—	24,602,388	—	24,602,388
Investment Company	2,173,644	—	—	2,173,644
Total Investment Securities	2,173,644	48,725,684	—	50,899,328
Other Financial Instruments: (a)
Futures Contracts	(2,880)	—	—	(2,880)
Credit Default Swaps	—	14,275	—	14,275
Centrally Cleared Credit Default Swaps	—	72,482	—	72,482
Forward Currency Contracts	—	(38,853)	—	(38,853)
Total Investments	2,170,764	48,773,588	—	50,944,352

Frontier Markets Fund
Investment Securities:
Common Stocks
Banks	5,554,061	3,965,843	—	9,519,904
Capital Markets	434,543	—	—	434,543
Construction Materials	591,596	257,878	—	849,474
Food Products	—	838,284	9,838	848,122
Health Care Providers & Services	87,813	393,926	—	481,739
Oil, Gas & Consumable Fuels	1,044,957	438,333	—	1,483,290
Other Common Stocks	—	9,366,927	—	9,366,927
Participatory Notes	—	899,026	—	899,026
Private Placements	—	934,953	—	934,953
Total Investment Securities	7,712,970	17,095,170	9,838	24,817,978

Asia ex-Japan Fund
Investment Securities:
Common Stocks	—	15,425,558	—	15,425,558
Warrants	—	1,156	—	1,156
Investment Company	54,405	—	—	54,405
Total Investment Securities	54,405	15,426,714	—	15,481,119

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Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Global High Yield Bond Fund
Investment Securities:
Foreign Bonds	—	4,325,899	—	4,325,899
Yankee Dollars	—	6,923,622	—	6,923,622
Corporate Bonds	—	15,191,531	—	15,191,531
Exchange Traded Fund	765,473	—	—	765,473
Investment Companies	2,086,833	—	—	2,086,833
Total Investment Securities	2,852,306	26,441,052	—	29,293,358
Other Financial Instruments: (a)
Futures Contracts	390	—	—	390
Credit Default Swaps	—	2,258	—	2,258
Centrally Cleared Credit Default Swaps	—	34,475	—	34,475
Forward Currency Contracts	—	135,935	—	135,935
Total Investments	2,852,696	26,613,720	—	29,466,416

Global High Income Bond Fund
Investment Securities:
Foreign Bonds	—	5,961,989	—	5,961,989
Yankee Dollars	—	9,574,682	—	9,574,682
Corporate Bonds	—	9,656,456	—	9,656,456
Exchange Traded Fund	152,627	—	—	152,627
Investment Companies	858,339	—	—	858,339
U.S. Treasury Obligations	—	689,222	—	689,222
Total Investment Securities	1,010,966	25,882,349	—	26,893,315
Other Financial Instruments: (a)
Futures Contracts	(622)	—	—	(622)
Credit Default Swaps	—	4,476	—	4,476
Centrally Cleared Credit Default Swaps	—	1,724	—	1,724
Forward Currency Contracts	—	185,408	—	185,408
Total Investments	1,010,344	26,073,957	—	27,084,301

Euro High Yield Bond Fund (USD Hedged)
Investment Securities:
Foreign Bonds	—	25,185,701	—	25,185,701
Yankee Dollar	—	206,578	—	206,578
Corporate Bonds	—	1,750,163	—	1,750,163
Investment Company	1,816,672	—	—	1,816,672
Total Investment Securities	1,816,672	27,142,442	—	28,959,114
Other Financial Instruments: (a)
Forward Currency Contracts	—	681,677	—	681,677
Total Investments	1,816,672	27,824,119	—	29,640,791
____________________

(a)

Other financial instruments would include derivative instruments, such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument and swap agreements, which are valued at fair value.

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Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

There were transfers from Level 1 to Level 2 and Level 3 to Level 2 as of April 30, 2018 as disclosed in the table below. The transfers from Level 1 to Level 2 relate to the application of systematic fair value procedures affecting certain international holdings. The Asia-ex Japan Fund transfers from Level 3 to Level 2 relate to a security which had previously halted trading and had resumed market trading. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the discount applied to the last traded price would decrease (increase) the fair value measurement.

	Transfers from	Transfers from
	Level 1 to Level 2	Level 3 to Level 2
	($)	($)
Frontier Markets Fund
Common Stocks	11,380,501	—
Asia ex-Japan Fund
Common Stocks	10,304,424	25,342

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services in this capacity, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at annual rate of:

Fund	Fee Rate(%)
Emerging Markets Debt Fund	0.50
Frontier Markets Fund	1.25
Asia ex-Japan Fund	1.00
Global High Yield Bond Fund	0.65
Global High Income Bond Fund	0.65
Euro High Yield Bond Fund	0.65

HSBC Global Asset Management (UK) Limited (“AMEU”) acts as sub-adviser to the Frontier Markets Fund. AMEU receives a fee, accrued daily and paid monthly, based on average daily net assets of the Frontier Markets Fund at an annual rate of 0.625% from the fees paid to the Investment Adviser.

HSBC Global Asset Management (Hong Kong) Limited (“AMHK”) acts as sub-adviser to the Asia ex-Japan Fund. AMHK receives a fee, accrued daily and paid monthly, based on average daily net assets of the Asia ex-Japan Fund at an annual rate of 0.50% from the fees paid to the Investment Adviser.

HSBC Global Asset Management (France) (“AMFR”) acts as sub-adviser to the Euro High Yield Bond Fund. AMFR receives a fee, accrued daily and paid monthly, based on average daily net assets of the Euro High Yield Bond Fund at an annual rate of 0.325% from the fees paid to the Investment Adviser.

HSBC also provides support services to the Funds pursuant to a Support Services Agreement. For its services in this capacity, HSBC is entitled to a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares of each of the Funds, at an annual rate of 0.10%. HSBC is not entitled to a support services fee based on the average daily net assets for Class I Shares.

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Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

Administration, Fund Accounting and Other Services:

HSBC also serves the Funds as Administrator. Under the terms of the Administration Services Agreement, HSBC receives from the Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $ 50 billion	0.0265
In excess of $ 50 billion	0.0245

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust. For the six-month period ended April 30, 2018, the effective annualized rate was 0.038%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trust, subject to certain allocations in cases where one fund invests some or all of its assets in another fund.

Pursuant to a Sub-Administration Services Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

Under a Services Agreement between the Trust and Citi (the “Services Agreement”), Citi makes an individual available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Under the Services Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the Services Agreement, the Trust paid Citi $156,958 for the six-month period ended April 30, 2018, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

In addition, Citi provides fund accounting services for each Fund under the Services Agreement. As fund accountant, Citi receives an annual fee per Fund and share class, subject to certain minimums and reimbursements of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services.

Distribution Arrangements:

Foreside Distribution Services, L.P. (“Foreside”), serves the Trust as Distributor (the “Distributor”). The Trust, on behalf of the Emerging Markets Debt and Frontier Markets Funds, has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25% of the average daily net assets of Class A Shares (currently not being charged). For the six-month period ended April 30, 2018, Foreside, as Distributor, also received $189 in commissions from sales of the Trust.

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of Class A Shares of the Funds. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.50% annually of each Fund’s average daily net assets of Class A Shares.

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Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

The Trust has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Funds will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Transfer Agency:

On January 11, 2018, DST Asset Manager Solutions, Inc. (“DST”) (Formerly Boston Financial Data Services, Inc.), announced that SS&C Technologies will acquire DST Systems, Inc., the parent of DST. The purchase is expected to close in the 2nd quarter of 2018. DST provides transfer agency services for each Fund. As transfer agent, DST receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, and reimbursement of certain expenses.

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Board. The Independent Trustees also receive a fee for each regular, special in-person, and telephonic meeting of the Board attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

Fee Reductions:

The Investment Adviser has agreed to contractually limit through March 1, 2019, (March 1, 2020 with respect to the Frontier Markets Fund), the total annual expenses of the Funds, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and estimated indirect expenses attributable to the Funds’ investments in investment companies. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Contractual
Fund	Class	Expense Limitations(%)
Emerging Markets Debt Fund	A	0.85
Emerging Markets Debt Fund	I	0.50
Frontier Markets Fund	A	1.85	*
Frontier Markets Fund	I	1.50	*
Asia ex-Japan Fund	A	1.25
Asia ex-Japan Fund	I	0.90
Global High Yield Bond Fund	A	1.15
Global High Yield Bond Fund	I	0.80
Global High Income Bond Fund	A	1.15
Global High Income Bond Fund	I	0.80
Euro High Yield Bond Fund	A	1.05
Euro High Yield Bond Fund	I	0.80
____________________

*	Effective April 12, 2018. Prior to April 12, 2018, the contractual expense limitations for Class A and Class I Shares were 2.20% and 1.85%, respectively.

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Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years calculated monthly from when the waiver or reimbursement is recorded to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the six-month period ended April 30, 2018, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of April 30, 2018, the repayments that may potentially be made by the Funds are as follows:

	2021($)	2020($)	2019($)	2018($)	Total($)
Emerging Markets Debt Fund	325,429	364,333	224,310	144,542	1,058,614
Frontier Markets Fund	410,907	449,360	246,274	24,057	1,130,598
Asia ex-Japan Fund	289,007	282,747	223,130	195,564	990,448
Global High Yield Bond Fund	193,916	192,107	195,535	61,706	643,264
Global High Income Bond Fund	202,784	207,463	205,446	59,476	675,169
Euro High Yield Bond Fund	233,274	158,304	148,899	—	540,477

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi as Sub-Administrator are reported separately on the Statements of Operations, as applicable.

Other:

The Funds may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser. For the six-month period ended April 30, 2018, the Funds purchased the following amounts of such securities:

Purchases($)
Emerging Markets Debt Fund	2,015,000
Global High Yield Bond Fund	867,000
Global High Income Bond Fund	840,000

The Funds may use related party broker-dealers. For the six-month period ended April 30, 2018, there were no brokerage commissions paid to broker-dealers affiliated with the Adviser.

The Adviser and its affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Funds invest.

5. Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the six-month period ended April 30, 2018 were as follows:

	Purchases($)	Sales($)
Emerging Markets Debt Fund	16,345,372	19,673,159
Frontier Markets Fund	13,522,270	34,974,005
Asia ex-Japan Fund	7,455,951	7,147,765
Global High Yield Bond Fund	9,139,447	8,518,995
Global High Income Bond Fund	5,746,355	5,870,873
Euro High Yield Bond Fund	1,869,810	2,150,408

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Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

For the six-month period ended April 30, 2018, purchases and sales of long-term U.S. government securities were as follows:

	Purchases($)	Sales($)
Emerging Markets Debt Fund	—	178,463
Global High Income Bond Fund	1,520,448	1,133,422

6. Investment Risks:

Concentration of Market Risk: To the extent a fund focuses its investments in a specific region or country, the fund will be more susceptible to the market, political, and economic risks and developments of that region or country.

Derivatives Risk: The term “derivatives” covers a broad range of investments, including swaps, futures, options and currency forwards. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by a Fund. The success of Fund’s derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, index or rate. Certain derivative positions may be difficult to close out when a Fund’s portfolio manager may believe it would be appropriate to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Emerging Markets Risk: The prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have in an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities. Foreign securities, including those of emerging and frontier market issuers, are subject to additional risks, including international trade, political and regulatory risks.

Frontier Market Countries Risk: Frontier market countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade and the relatively new and unsettled securities laws in many frontier market countries.

High-Yield Securities Risk: Investments in high-yield securities (commonly referred to as “junk bonds”) are considered speculative investments and have significantly higher credit risk than investment-grade securities and tend to be less liquid than higher rated securities. The prices of high-yield securities, which may be more volatile than higher rated securities of similar maturity, may be more vulnerable to adverse market, economic, social or political conditions.

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Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

Interest Rate Risk: Fluctuations in interest rates may affect the yield, liquidity and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. The risks associated with rising interest rates are heightened given recent increases in short-term interest rates and the possibility of further rate increases with unpredictable effects on the markets and a Fund’s investments.

Non-Diversification Risk: The Emerging Markets Debt Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Emerging Markets Debt Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements may also subject a Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s value to decrease. Swap agreements may also be considered illiquid.

7. Federal Income Tax Information:

At April 30, 2018, the cost basis of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Emerging Markets Debt Fund	51,967,455	1,496,831	(2,519,934)	(1,023,103)
Frontier Markets Fund	23,658,949	3,103,487	(1,944,458)	1,159,029
Asia ex-Japan Fund	14,042,705	2,286,631	(848,217)	1,438,414
Global High Yield Bond Fund	29,202,662	850,606	(586,852)	263,754
Global High Income Bond Fund	26,475,679	1,096,975	(488,353)	608,622
Euro High Yield Bond Fund	24,874,932	4,838,585	(72,726)	4,765,859
____________________

*

The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and derivatives.

The tax character of distributions paid by the Funds for the tax year ended October 31, 2017, was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Return of	Distributions
	Income ($)	Capital Gains ($)	Distributions ($)	Capital ($)	Paid $(1)
Emerging Markets Debt Fund	1,710,264	—	1,710,264	—	1,710,264
Frontier Markets Fund	983,528	—	983,528	—	983,528
Asia ex-Japan Fund	164,703	—	164,703	—	164,703
Global High Yield Bond Fund	1,365,979	—	1,365,979	—	1,365,979
Global High Income Bond Fund	879,390	—	879,390	—	879,390
Euro High Yield Bond Fund	838,169	44,991	883,160	177,325	1,060,485
____________________

(1)	Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

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Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

As of the tax year ended October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

		Undistributed			Accumulated		Total
	Undistributed	Long Term			Capital and	Unrealized	Accumulated
	Ordinary	Capital	Accumulated	Distributions	Other	Appreciation/	Earnings/
	Income ($)	Gains ($)	Earnings ($)	Payable ($)*	Losses ($)	(Depreciation) ($)	(Deficit) ($)
Emerging Markets Debt Fund	258,372	—	258,372	(41,516)	(1,723,666)	(562,536)	(2,069,346)
Frontier Markets Fund	390,193	—	390,193	—	(30,373,989)	5,363,320	(24,620,476)
Asia ex-Japan Fund	1,298,898	570,770	1,869,668	—	—	2,132,673	4,002,341
Global High Yield Bond Fund	113,007	—	113,007	(11,949)	(465,369)	1,229,232	864,921
Global High Income Bond Fund	16,989	—	16,989	(3,698)	(19,648)	1,369,688	1,363,331
Euro High Yield Bond Fund	—	—	—	—	—	3,916,912	3,916,912
____________________

*	Distributions payable may differ from the amounts reported in the Statements of Assets and Liabilities because distributions payable on a tax basis include those dividends that will be reinvested.

As of the tax year ended October 31, 2017, the Funds have net capital loss carryforwards (CLCFs”) not subject to expiration as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset or expires.

	Short Term	Long Term
	Amount ($)	Amount ($)	Total ($)
Emerging Markets Debt Fund	693,486 *	1,030,180 *	1,723,666	*
Frontier Markets Fund	8,548,844	21,825,145	30,373,989
Global High Yield Bond Fund	445,907	19,462	465,369
Global High Income Bond Fund	19,648	—	19,648
____________________

*	CLCF for Emerging Markets Debt Fund are subject to limitation under the Code Sections 381-384.

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2017, the Funds had no deferred losses.

The amount and character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., certain gain/loss, differing treatment on certain swap agreements, and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

8. Significant Shareholders:

Shareholders, including other funds, individuals, and accounts, as well as each Fund’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with GAAP).

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Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

The following list includes the Funds which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities. Significant transactions by these shareholder accounts may negatively impact the Funds’ performance.

	Number of
	shareholders with		Number of
	ownership of voting		shareholders with
	securities of the		ownership of voting
	Portfolio greater		securities of the
	than 10% and less	% owned in	Portfolio greater	% owned in
	than 25% of the total	aggregate by	than 25% of the total	aggregate by
	Portfolio’s outstanding	10%-25%	Portfolio’s outstanding	greater than 25%
Fund	voting securities	shareholders	voting securities	shareholders
Emerging Markets Debt Fund	—	—	1	95	%*
Frontier Markets Fund	3	42%	1	27%
Asia ex-Japan Fund	—	—	1	94	%*
Global High Yield Bond Fund	—	—	1	93	%*
Global High Income Bond Fund	—	—	1	99	%*
Euro High Yield Bond Fund	—	—	1	100	%*
____________________

*	Owned by the Investment Adviser or an affiliate.

9. Business Combinations:

In March 2017, the Board approved HSBC’s proposal to merge HSBC Emerging Markets Local Debt Fund (the “Target Fund”) into HSBC Emerging Markets Debt Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization was approved by the Board on March 9, 2017. The purpose of the transaction was to respond to the potential impact on investment flows from the Funds as a result of the U.S. Department of Labor’s recently adopted rule that imposes new requirements on certain financial intermediaries and retirement plan participants and to offer investors a portfolio with a more balanced mix of U.S. dollar-denominated and local currency-denominated emerging markets debt investments. The transaction was effective after the close of business on April 7, 2017. The Acquiring Fund acquired all of the assets and assumed all of the liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on April 7, 2017. The investment portfolio of the Target Fund, with a fair value of approximately $26,391,155 and identified cost of approximately $27,290,437 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

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Notes to Financial Statements—as of April 30, 2018 (Unaudited) (continued)

The following is a summary of Shares Outstanding, Net Assets, NAV and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

				Net
			Net Asset	Unrealized
	Shares		Value	Appreciation
	Outstanding	Net Assets	Per Share	(Depreciation)*
Target Fund
Emerging Markets Local Debt Fund
Class A	155,275	$1,104,162	$7.11	$(892,113)
Class I	6,876,517	49,003,085	7.13
Acquiring Fund
Emerging Markets Debt Fund
Class A	39,339	$401,675	$10.21	$164,414
Class I	944,593	9,597,020	10.16
Post Reorganization
Emerging Markets Debt Fund
Class A	147,486	$1,505,837	$10.21	$(727,699)
Class I	5,768,139	58,600,105	10.16
____________________

*	Includes translation of balances held in foreign currencies to U.S. dollars.

10. Subsequent Events:

Pursuant to a Plan of liquidation approved by the Board on April 30, 2018, the Euro High Yield Bond Fund was liquidated effective May 25, 2018.

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of April 30, 2018.

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Investment Adviser Contract Approval (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that a majority of the trustees of a mutual fund who are not “interested persons” of the fund or the investment adviser, as defined in the 1940 Act (the “Independent Trustees”), review and approve the investment advisory agreement at an in person meeting for an initial period of up to two years and thereafter on an annual basis. A summary of the material factors considered by the Independent Trustees and the Board of Trustees (the “Board”) of HSBC Funds (the “Trust”) in connection with approving investment advisory and sub-advisory agreements for the series of the Trust (each, a “Fund”) and the conclusions the Independent Trustees and Board made as a result of those considerations are set forth below.

Annual Continuation of Advisory and Sub-Advisory Agreements

The Independent Trustees met separately on November 2, 2017 (in person), and the Board met on December 14, 2017 (in person) (each, a “Meeting,” and together, the “Meetings”) to consider, among other matters, the approval of the continuation of the: (i) Investment Advisory Contract and related Supplements (“Advisory Contracts”) between the Trust and the Adviser and (ii) Sub-Advisory Agreements (“Sub-Advisory Contracts” and, together with the Advisory Contracts, the “Agreements”) between the Adviser and each investment sub-adviser (“Sub-Adviser”) on behalf of one or more of the Funds.

Prior to the Meetings, the Independent Trustees requested, received and reviewed information to help them evaluate the terms of the Agreements. This information included, among other things, information about: (i) the services that the Adviser and Sub-Advisers provide; (ii) the personnel who provide such services; (iii) investment performance, including comparative data provided by Strategic Insight; (iv) trading practices of the Adviser and Sub-Advisers; (v) fees received or to be received by the Adviser and Sub-Advisers, including comparison with the advisory fees paid by other similar funds based on materials provided by Strategic Insight; (vi) total expense ratios, including in comparison with the total expense ratios of other similar funds provided by Strategic Insight; (vii) the profitability of the Adviser and certain of the Sub-Advisers; (viii) compliance-related matters pertaining to the Adviser and Sub-Advisers; (ix) regulatory developments, including rulemaking initiatives of the U.S. Securities and Exchange Commission (“SEC”); and (x) other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements.

The Independent Trustees were separately advised by independent counsel throughout the process, and met with independent counsel in periodic executive and private sessions at which no representatives of management were present, including during the November 2, 2017 Meeting. Prior to voting to continue the Agreements, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements.

The Board, including the Independent Trustees, considered and reviewed, among other things: (i) the information provided in advance of the Meetings; (ii) the Funds’ investment advisory arrangements and expense limitation agreements with the Adviser; (iii) the Trust’s arrangements with the unaffiliated Sub-Adviser to the Trust, Westfield Capital Management Company, LP (“Westfield”); (iv) the Trust’s arrangements with the affiliated Sub-Advisers to the Trust, HSBC Global Asset Management (UK) Limited, HSBC Global Asset Management (France) Limited and HSBC Global Asset Management (Hong Kong) Limited; (v) the fees paid to the Adviser pursuant to the Trust’s agreements with the Adviser for the provision of various non-advisory services, including the Administration Agreement, Support Services Agreement and Operational Support Services Agreement, and the terms and purpose of these agreements and comparative information about services and fees of other peer funds; (vi) regulatory considerations; (vii) the Adviser’s multi-manager function and the level of oversight services provided to the HSBC Opportunity Portfolio; (viii) the Adviser’s advisory services with respect to the Funds that are money market funds (“Money Market Funds”); (ix) the Adviser’s profitability and direct and indirect expenses; and (x) additional information provided by the Adviser at the request of the Independent Trustees, following the November 2, 2017 Meeting.

In addition, the Board took into consideration its overall experience with the Adviser and the Sub-Advisers, and its experience with them during the prior year, as well as information contained in the various written and oral reports provided to the Board, including but not limited to quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from portfolio managers, product managers

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Investment Adviser Contract Approval (Unaudited) (continued)

and other senior employees of the Adviser and certain of the Sub-Advisers. As a result of this process, at the in-person meeting held on December 14, 2017, the Board unanimously agreed to approve the continuation of the Agreements with respect to each Fund. The Board reviewed materials and made their respective determinations on a Fund-by-Fund basis.

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Board, including the Independent Trustees, examined the nature, quality and extent of the investment advisory services provided (or to be provided) by the Adviser to the Funds, as well as the quality and experience of the Adviser’s personnel.

The Board, including the Independent Trustees, also considered: (i) the long-term relationship between the Adviser and the Funds; (ii) the Adviser’s reputation and financial condition; (iii) the assets of the HSBC Family of Funds; (iv) the Adviser’s ongoing commitment to implement rulemaking initiatives of the SEC, including the SEC’s liquidity risk management and data modernization rules and rule amendments; (iv) the business strategy of the Adviser and its parent company and their financial and other resources that are committed to the Funds’ business; (v) the capabilities and performance of the Adviser’s portfolio management teams and other personnel; and (vi) the support, in terms of personnel, allocated by the Adviser to the Funds.

With respect to the Money Market Funds, the Board also considered the additional yield support, in the form of additional expense reductions, provided by the Adviser and its affiliates to maintain a competitive yield for the Money Market Funds, and noted the impact of these subsidies and waivers had on the profitability of the Adviser. In addition, the Board considered the Adviser’s plans for seeking alternative liquidity options on behalf of the Money Market Funds, including the use of third-party money market funds. Also, the Board considered the Adviser’s performance in fulfilling its responsibilities for overseeing its own and the Sub-Advisers’ compliance with the Funds’ compliance policies and procedures and investment objectives.

The Board, including the Independent Trustees, also examined the nature, quality and extent of the services that the Sub-Advisers provide (or will provide) to their respective Funds. In this regard, the Board considered the investment performance, as described below, and the portfolio risk characteristics achieved by the Sub-Advisers and the Sub-Advisers’ portfolio management teams, their experience, and the quality of their compliance programs, among other factors.

Based on these considerations, the Board, including the Independent Trustees, concluded that the nature, quality and extent of the services provided by the Adviser and Sub-Advisers supported continuance of the Agreements.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Board, including the Independent Trustees, considered the investment performance of each Fund (except the HSBC Economic Scale Index Emerging Markets Equity Fund, which had not commenced investment operations at the time of the Meetings) over various periods of time, as compared to one another as well as to comparable peer funds, one or more benchmark indices and other accounts managed by the Adviser and Sub-Advisers.

In the context of the HSBC Opportunity Portfolio, the Board discussed Fund expenses, including the sub-advisory fees paid to Westfield, recent performance, recent performance as compared to the competitive peers of the HSBC Opportunity Portfolio, Westfield’s efforts to obtain best execution, and volatility information.

In the context of the HSBC Emerging Markets Debt Fund, HSBC Frontier Markets Fund, HSBC Total Return Fund, HSBC Asia ex-Japan Smaller Companies Equity Fund, HSBC Global Equity Volatility Focused Fund, HSBC Global High Yield Bond Fund, and HSBC Global High Income Bond Fund, the Board evaluated each Fund’s performance against the comparative data provided by Strategic Insight. The Independent Trustees also considered the Adviser’s commentary on this comparative data.

The Board also considered each Fund’s current expense ratios compared to its peers, and the current asset size of each Fund.

For the Money Market Funds, the Board considered the additional yield support that the Adviser had provided in order for the Money Market Funds to maintain positive yield and performance, and that the returns of the Funds were similar to their competitors.

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Investment Adviser Contract Approval (Unaudited) (continued)

The Board, including the Independent Trustees, considered the Adviser’s commitment to continue to evaluate and undertake actions to help generate competitive investment performance. The Board, including the Independent Trustees, concluded that under the circumstances, the investment performance of each Fund was such that each Agreement should continue.

Costs of Services and Profits Realized by the Adviser and Sub-Advisers. The Board, including the Independent Trustees, considered the costs of the services provided by the Adviser and Sub-Advisers and the expense ratios of the Funds more generally. The Board considered the Adviser’s profitability and costs, including, but not limited to, an analysis provided by the Adviser of its estimated profitability attributable to its relationship with the Funds. The Board also considered the contractual advisory fees under the Advisory Contracts and compared those fees to the fees of similar funds, which had been compiled and provided by Strategic Insight. The Board determined that, although some competitors had lower fees than the Funds, in general, the Fund’s advisory fees were reasonable in light of the nature and quality of services provided, noting the resources, expertise and experience provided to the Funds by the Adviser and Sub-Advisers.

The Board also considered information comparing the advisory fees under the Advisory Contracts with those of other accounts managed by the Adviser.

The Board further considered the costs of the services provided by the Sub-Advisers, as available; the relative portions of the total advisory fees paid to the Sub-Advisers and retained by the Adviser in its capacity as the Funds’ investment adviser; and the services provided by the Adviser and Sub-Advisers. In the context of the HSBC Opportunity Portfolio, the Board considered the sub-advisory fee structures, and any applicable breakpoints. In addition, the Board discussed the distinction between the services provided by the Adviser to HSBC Funds with sub-advisers pursuant to the Advisory Contracts and the services provided by the Sub-Advisers pursuant to the Sub-Advisory Contracts. The Board also considered information on profitability where provided by the Sub-Advisers.

The Board, including the Independent Trustees, concluded that the advisory fees payable to the Adviser and the Funds’ Sub-Advisers were reasonable in light of the factors set forth above.

Other Relevant Considerations. The Board, including the Independent Trustees, also considered the extent to which the Adviser and Sub-Advisers had achieved economies of scale, whether the Funds’ expense structure permits economies of scale to be shared with the Funds’ shareholders and, if so, the extent to which the Funds’ shareholders may benefit from these economies of scale. The Board also noted the contractual caps on certain Fund expenses provided by the Adviser with respect to many of the Funds in order to reduce or control the overall operating expenses of those Funds and noted the Adviser’s entrepreneurial commitment to the Funds. In addition, the Board considered certain information provided by the Adviser and Sub-Advisers with respect to the benefits they may derive from their relationships with the Funds, including the fact that certain Sub-Advisers have “soft dollar” arrangements with respect to Fund brokerage and therefore may have access to research and other permissible services.

In approving the renewal of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Funds. The Board evaluated all information available to them on a Fund-by-Fund basis, and their decisions were made separately with respect to each Fund. In light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of those present in person at the Meeting (including a separate unanimous vote of the Independent Trustees present in person at the Meeting) approved the continuation of each Agreement.

106	HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of April 30, 2018 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/17	4/30/18	11/1/17 - 4/30/18	11/1/17 - 4/30/18
Emerging Markets Debt Fund	Class A	$1,000.00	$1,004.30	$4.22	0.85%
	Class I	1,000.00	1,007.10	2.49	0.50%

Frontier Markets Fund	Class A	1,000.00	1,034.50	10.69	2.12%
	Class I	1,000.00	1,036.20	9.04	1.79%

Asia ex-Japan Fund	Class A	1,000.00	1,026.30	6.28	1.25%
	Class I	1,000.00	1,028.30	4.53	0.90%

HSBC Global High Yield Bond Fund	Class A	1,000.00	992.60	5.68	1.15%
	Class I	1,000.00	995.10	3.96	0.80%

HSBC Global High Income Bond Fund	Class A	1,000.00	982.60	5.65	1.15%
	Class I	1,000.00	983.80	3.93	0.80%

HSBC Euro High Yield Bond Fund	Class A	1,000.00	1,005.50	5.22	1.05%
	Class I	1,000.00	1,007.30	3.98	0.80%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

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Table of Shareholder Expenses—as of April 30, 2018 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		11/1/17	4/30/18	11/1/17 - 4/30/18	11/1/17 - 4/30/18
Emerging Markets Debt Fund	Class A	$1,000.00	$1,020.58	$4.26	0.85%
	Class I	1,000.00	1,022.32	2.51	0.50%

Frontier Markets Fund	Class A	1,000.00	1,014.28	10.59	2.12%
	Class I	1,000.00	1,015.92	8.95	1.79%

Asia ex-Japan Fund	Class A	1,000.00	1,018.60	6.26	1.25%
	Class I	1,000.00	1,020.33	4.51	0.90%

HSBC Global High Yield Bond Fund	Class A	1,000.00	1,019.09	5.76	1.15%
	Class I	1,000.00	1,020.83	4.01	0.80%

HSBC Global High Income Bond Fund	Class A	1,000.00	1,019.09	5.76	1.15%
	Class I	1,000.00	1,020.83	4.01	0.80%

HSBC Euro High Yield Bond Fund	Class A	1,000.00	1,019.59	5.26	1.05%
	Class I	1,000.00	1,020.83	4.01	0.80%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

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Other Information (Unaudited)

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC FAMILY OF FUNDS	109

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Frontier Markets Fund
HSBC Global High Income Bond Fund
HSBC Global Asset Management (UK) Limited
78 St. James Street
London, United Kingdom, SW1A 1EJ

HSBC Asia ex-Japan Smaller Companies Equity Fund
HSBC Global Asset Management (Hong Kong) Limited
Level 22, HSBC Main Building
1 Queen’s Road Central, Hong Kong

HSBC Global High Yield Bond Fund
HSBC Euro High Yield Bond Fund (USD Hedged)
HSBC Global High Income Bond Fund
HSBC Global Asset Management (France)
4 place de la Pyramide
Immcuble Ile-de-France
92800 Put eaux
La Défence 9, France

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:

HSBC Funds
P.O. Box 8106
Boston, MA 02266-8106
1-800-782-8183

TRANSFER AGENT

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

DISTRIBUTOR

Foreside Distribution Services, L.P.
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.emfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-SAR-EM-0618	6/18

Item 2. Code of Ethics.

Not applicable – only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable – Only effective for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC FUNDS

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	June 26, 2018

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	June 26, 2018

By (Signature and Title)	/s/ Allan Shaer
Allan Shaer
Treasurer

Date	June 26, 2018